As filed with the Securities and Exchange Commission on March 2, 2000


                        Securities Act File No. 333-23017
                    Investment Company Act File No. 811-08085

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

             Registration Statement Under The Securities Act of 1933


                         Post-Effective Amendment No. 10


                                       and

         Registration Statement Under The Investment Company Act of 1940


                                Amendment No. 13


                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Drive, Shelton, Connecticut 06484
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 628-6039
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                         ERIC C. FREED, ESQ., SECRETARY
                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                 One Corporate Drive, Shelton, Connecticut 06484
                 -----------------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

                             ROBERT K. FULTON, ESQ.
                       STRADLEY RONON STEVENS & YOUNG, LLP
              2600 ONE COMMERCE SQUARE, PHILADEPHIA, PA 19103-7098

 It is proposed that this filing will become effective (check appropriate space)


              _____   immediately upon filing pursuant to paragraph (b).
              _____   on      pursuant to paragraph (b) of rule 485.
              X       60 days after filing pursuant to paragraph (a)(1).
              _____   on _______ pursuant to paragraph (a)(1).
              _____   75 days after filing pursuant to paragraph (a)(2).
              _____   on _______ pursuant to paragraph (a)(2) of rule 485.
              _____   this post-effective amendment designates a new effective
                      date for a previously filed post-effective amendment.


      Shares of the Various Classes of American Skandia Advisor Funds, Inc.
                     (Title of Securities Being Registered)

     This Registration Statement has also been executed by American Skandia Master Trust.

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.

                               P R O S P E C T U S

                  Class A, Class B, Class C and Class X Shares


                                   MAY 1, 2000


                        ---------------------------------
              ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND

                       ASAF AIM INTERNATIONAL EQUITY FUND


                         ASAF JANUS OVERSEAS GROWTH FUND*



                 ASAF AMERICAN CENTURY INTERNATIONAL GROWTH FUND

                        ASAF JANUS SMALL-CAP GROWTH FUND*


                        ASAF KEMPER SMALL-CAP GROWTH FUND

                   ASAF T. ROWE PRICE SMALL COMPANY VALUE FUND

                    ASAF NEUBERGER BERMAN MID-CAP GROWTH FUND

                    ASAF NEUBERGER BERMAN MID-CAP VALUE FUND


                            ASAF ALLIANCE GROWTH FUND


                        ASAF MARSICO CAPITAL GROWTH FUND

                         ASAF JANUS CAPITAL GROWTH FUND


                           ASAF MANAGED INDEX 500 FUND

                      ASAF ALLIANCE GROWTH AND INCOME FUND


                        ASAF MFS GROWTH WITH INCOME FUND

                         ASAF INVESCO EQUITY INCOME FUND

                  ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND

                       ASAF FEDERATED HIGH YIELD BOND FUND

                           ASAF TOTAL RETURN BOND FUND

                           ASAF JPM MONEY MARKET FUND


*Closed to new investors.  See pages __ and __ for details.


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          T A B L E O F C O N T E N T S

RISK/RETURN SUMMARY.......................................................................................................3

PAST PERFORMANCE.........................................................................................................12

EXPENSE INFORMATION......................................................................................................22

         Shareholder Transaction Expenses................................................................................22
         Annual Fund Operating Expenses..................................................................................22
         Expense Examples................................................................................................26

INVESTMENT PROGRAMS OF THE FUNDS.........................................................................................29


         ASAF Founders International Small Capitalization Fund...........................................................30
         ASAF AIM International Equity Fund..............................................................................34
         ASAF Janus Overseas Growth Fund.................................................................................35
         ASAF American Century International Growth Fund.................................................................32
         ASAF Janus Small-Cap Growth Fund................................................................................37
         ASAF Kemper Small-Cap Growth Fund...............................................................................39
         ASAF T. Rowe Price Small Company Value Fund.....................................................................41
         ASAF Neuberger Berman Mid-Cap Growth Fund.......................................................................43
         ASAF Neuberger Berman Mid-Cap Value Fund........................................................................45
         ASAF Alliance Growth Fund.......................................................................................47
         ASAF Marsico Capital Growth Fund................................................................................48
         ASAF Janus Capital Growth Fund..................................................................................50
         ASAF Managed 500 Index Fund.....................................................................................52
         ASAF Alliance Growth and Income Fund............................................................................54
         ASAF MFS Growth with Income Fund................................................................................55
         ASAF INVESCO Equity Income Fund.................................................................................56
         ASAF American Century Strategic Balanced Fund...................................................................57
         ASAF Federated High Yield Bond Fund.............................................................................59
         ASAF Total Return Bond Fund.....................................................................................61
         ASAF JPM Money Market Fund......................................................................................64


PORTFOLIO TURNOVER.......................................................................................................66

HOW TO BUY SHARES........................................................................................................67

SPECIAL INVESTMENT PROGRAMS AND PRIVILEGES...............................................................................72

HOW TO REDEEM SHARES.....................................................................................................73

HOW TO EXCHANGE SHARES...................................................................................................75

DETERMINATION OF NET ASSET VALUE.........................................................................................76

SHAREHOLDER ACCOUNT RULES AND POLICIES...................................................................................76

SPECIAL INFORMATION ON THE "MASTER/FEEDER" FUND STRUCTURE................................................................77

MANAGEMENT OF THE FUNDS..................................................................................................78

         The Investment Manager..........................................................................................78
         The Sub-Advisors................................................................................................78
         Fees and Expenses...............................................................................................82

DIVIDENDS, CAPITAL GAINS AND TAXES.......................................................................................83

FINANCIAL HIGHLIGHTS.....................................................................................................86

CERTAIN RISK FACTORS AND INVESTMENT METHODS..............................................................................94

                               RISK/RETURN SUMMARY


     American Skandia Advisor Funds, Inc. (the "Company") is comprised of twenty diversified investment portfolios (the "Funds"). Five of the Funds -- ASAF American Century International Growth Fund, ASAF Janus Capital Growth Fund, ASAF INVESCO Equity Income Fund, ASAF Total Return Bond Fund and ASAF JPM Money Market Fund (the "Feeder Funds") -- invest all of their investable assets in a corresponding portfolio (the "Portfolios") of American Skandia Master Trust ("ASMT" or the "Trust"). Each Portfolio invests in securities in accordance with an investment objective, investment policies and limitations identical to those of its corresponding Feeder Fund. This "master/feeder" fund structure differs from that of the other Funds of the Company and many other investment companies that directly invest and manage their own portfolio of securities. Those Funds of the Company that currently are not organized under a "master/feeder" fund structure retain the right to become part of the master/feeder structure in the future. For additional information regarding the "master/feeder" fund structure, see this Prospectus under "Special Information on the 'Master/Feeder' Fund Structure."


     The Company is designed to provide a wide range of investment options. Each Fund and Portfolio has its own investment goal and style (and, as a result, its own level of risk). Some of the Funds and Portfolios offer potential for high returns with correspondingly higher risk, while others offer stable returns with relatively less risk. It is possible to lose money when investing even in the most conservative of the Funds or Portfolios. Investments in the Funds and Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

             It is not possible to provide an exact measure of the risk to which a Fund and Portfolio is subject, and a Fund or Portfolio's risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Fund and Portfolio's investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a fund will be subject. The following discussion highlights the investment strategies and risks of the Funds and Portfolios. Additional information about each Fund and Portfolio's potential investments and its risks is included in this Prospectus under "Investment Programs of the Funds."

International Funds and Portfolios:

Fund/Portfolio:               Investment Goal:               Primary Investments:
--------------                ---------------                -------------------

Int'l Small  Capitalization   Capital growth                 The Fund invests primarily in equity
                                                             securities of small Fund capitalization foreign companies.


AIM  International Equity     Capital growth                 The Fund invests primarily in equity securities of foreign
Fund                                                         companies.

Overseas Growth Fund          Capital growth                 The Fund invests primarily in common stocks of foreign
                                                             companies.


American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth Portfolio                                             foreign companies.


Principal Investment Strategies:

The ASAF Founders International Small Capitalization Fund normally invests primarily in securities issued by foreign companies that have market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world. At least 65% of the Fund's total assets normally will be invested in foreign securities representing a minimum of three countries. The Fund may invest in larger foreign companies or in U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital growth.

The Sub-advisor to the Fund looks for companies whose fundamental strengths indicate potential for growth in earnings per share. The Sub-advisor generally takes a "bottom up" approach to building the Fund, which means that the Sub-advisor will search for individual companies that demonstrate the best potential for significant earnings growth, rather than choose investments based on broader economic characteristics of countries or industries.


The ASAF AIM International Equity Fund seeks to meet its investment objective by investing, normally, at least 70% of its assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund will normally invest in a diversified portfolio that includes companies located in at least four countries outside the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. The Sub-advisor does not intend to invest more than 20% of the Fund's total assets in companies located in developing countries.

The Sub-advisor focuses on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the Fund will invest, the Sub-advisor also considers such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The Sub-advisor considers whether to sell a particular security when any of those factors materially changes.

The ASAF Janus Overseas Growth Fund pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Fund has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Fund normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Fund invests primarily in stocks selected for their growth potential. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Fund. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Fund, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.


The ASMT American Century International Growth Portfolio will seek to achieve its investment objective by investing primarily in equity securities of international companies that the Sub-advisor believes will increase in value over time. The Sub-advisor uses a growth investment strategy it developed that looks for companies with earnings and revenue growth. Ideally, the Sub-advisor looks for companies whose earnings and revenues are not only growing, but are growing at an accelerating pace. For purposes of the Portfolio, equity securities include common stocks, preferred stocks and convertible securities.

The Sub-advisor tracks financial information for thousands of companies to research and selects the stocks it believes will be able to sustain accelerating growth. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The Sub-advisor recognizes that, in addition to locating strong companies with accelerating earnings, the allocation of assets among different countries and regions also is an important factor in managing an international portfolio. For this reason, the Sub-advisor will consider a number of other factors in making investment selections, including the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations. Under normal conditions, the Portfolio will invest at least 65% of its assets in equity securities of issuers from at least three countries outside of the United States. While the Portfolio's focus will be on issuers in developed markets, the Sub-advisor expects to invest to some degree in issuers in developing countries.


Principal Risks:

o All four of the international funds and portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally.

o The level of risk of the international funds and portfolios will generally be higher than the level of risk associated with domestic equity funds. Foreign investments involve risks such as fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. While none of the international funds invest primarily in companies located in developing countries, each may invest in those companies to some degree, and investment in developing countries may accentuate the risks of foreign investing.

o As a fund that invests primarily in the securities of smaller foreign issuers, the ASAF Founders International Small Capitalization Fund may be subject to a greater level of risk than the other international funds. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources.

Capital Growth Funds and Portfolios:

Fund/Portfolio:               Investment Goal:               Primary Investments:
--------------                ---------------                -------------------

Janus Small-Cap Growth Fund   Capital growth                 The Fund invests primarily in common stocks of small
                                                             capitalization U.S. companies.

Kemper  Small-Cap  Growth     Maximum capital growth         The Fund invests  primarily in equity securities of small
Fund                                                         capitalization companies.

Small Company Value Fund      Long-term capital growth       The Fund invests primarily in stocks and equity-related securities
                                                             of small capitalization U.S. companies that appear     to    be
                                                             undervalued.

Mid-Cap Growth Fund           Capital growth                 Invests primarily in common stocks of medium capitalization companies.

Mid-Cap Value Fund            Capital growth                 The Fund invests primarily in common stocks of medium
                                                             capitalization companies,  using a value-oriented investment approach.


Alliance Growth Fund          Capital growth                 The Fund invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies.


Marsico Capital Growth Fund   Capital growth                 The Fund invests primarily in common stocks, with the majority of the
                                                             Fund's   assets  in large-cap stocks.

Janus Capital Growth          Capital  growth                The Portfolio  invests  primarily in common stocks.
Portfolio


Managed Index 500 Fund        To outperform the S&P 500      The Portfolio invests primarily in common stocks included in
                              Stock Index                    the S&P 500.


Principal Investment Strategies:

The ASAF Janus Small-Cap Growth Fund pursues its objective by normally investing at least 65% of its total assets in the common stocks of small-sized companies. For purposes of the Fund, small-sized companies are those that have market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million. To a lesser extent, the Fund may also invest in stocks of larger companies with potential for capital appreciation.

The Sub-advisor generally takes a "bottom up" approach to building the Fund. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Fund, securities are generally selected without regard to any defined industry sector or other similar selection procedure.

At least 65% of the ASAF Kemper Small-Cap Growth Fund's total assets normally will be invested in the equity securities of smaller companies, i.e., those having a market capitalization of $2 billion or less at the time of investment, many of which would be in the early stages of their life cycle. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Portfolio intends to invest primarily in stocks of companies whose earnings per share are expected by the Sub-advisor to grow faster than the market average ("growth stocks").

In managing the Fund, the Sub-advisor emphasizes stock selection and fundamental research. The Sub-advisor considers a number of factors in determining whether to invest in a growth stock, including return on equity and earnings growth rate, low level of debt, strong balance sheet, good management and industry leadership. Other factors are patterns of increasing sales growth, the development of new or improved products or services, favorable outlooks for growth in the industry, the probability of increased operating efficiencies, emphasis on research and development, cyclical conditions, or other signs that a company may grow rapidly. The Fund seeks attractive areas for investment that arise from factors such as technological advances, new marketing methods, and changes in the economy and population.

The ASAF T. Rowe Price Small Company Value Fund will invest at least 65% of its total assets in stocks and equity-related securities of small companies ($1 billion or less in market capitalization). Reflecting a value approach to investing, the Fund will seek the stocks of companies whose current stock prices do not appear to reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following:

(1) Above-average dividend yield (the stock's annual dividend divided by the stock price) relative to a company's peers or its own historic norm.

(2) Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm.

(3)  Low stock price relative to a company's underlying asset values.

(4)  A plan to improve the business through restructuring.

(5)  A sound balance sheet and other positive financial characteristics.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities. The Fund will not sell a stock just because the company has grown to a market capitalization of more than $1 billion, and it may on occasion purchase companies with a market cap above $1 billion.

To pursue its objective, the ASAF Neuberger Berman Mid-Cap Growth Fund primarily invests in the common stocks of mid-cap companies. Companies with equity market capitalizations from $300 million to $10 billion at the time of investment are considered mid-cap companies for purposes of the Fund. Some of the Fund's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

The Fund is normally managed using a growth-oriented investment approach. The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these companies may include above-average growth of earnings or earnings that exceed analysts' expectations. The Sub-advisor may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

The Sub-advisor follows a disciplined selling strategy, and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

To pursue its objective, the ASAF Neuberger Berman Mid-Cap Value Fund primarily invests in the common stocks of mid-cap companies. Some of the Fund's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

Under the Fund's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.


The ASAF Alliance Growth Fund (formerly,  the ASAF Oppenheimer  Large-Cap Growth
Fund) normally invests at least 85% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Fund, with the 25 companies most highly regarded by the Sub-advisor usually constituting approximately 70% of the Fund 's net assets. The Fund is thus atypical from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

The Sub-advisor relies heavily upon the fundamental analysis and research of its internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. The Sub-advisor therefore seeks to gain positive returns in good markets while providing some measure of protection in poor markets.


The ASAF Marsico Capital Growth Fund will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of the Fund's assets will be invested in the common stocks of larger, more established companies.

In selecting investments for the Fund, the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection. The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment, and the global competitive landscape. In addition, the Sub-advisor examines such factors as the most attractive global investment opportunities, industry consolidation, and the sustainability of economic trends. As a result of this "top down" analysis, the Sub-advisor identifies sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is appropriate for investment by the Fund, the Sub-advisor focuses on a number of different attributes, including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, and the ability to generate free cash flow), strong management, and reasonable valuations in the context of projected growth rates.

The ASMT Janus Capital Growth Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Fund. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.


The ASAF Managed Index 500 Fund (formerly, the ASAF Bankers Trust Managed Index 500 Fund) seeks to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R)") through stock selection resulting in different weightings of common stocks relative to the index. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE").

In seeking to outperform the S&P 500, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of fundamental, quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500. Based on these criteria, the Sub-advisor determines whether the Fund should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500 that the stock represents. In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500 stocks should not be held by the Fund in any amount, and (2) certain equity securities that are not included in the S&P 500 should be held by the Fund.

While the Fund attempts to outperform the S&P 500, it is not expected that any outperformance will be substantial. The Fund also may underperform the S&P 500 over short or extended periods.


Principal Risks:

o All of the capital growth funds and portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial.


o The risk to which the capital growth funds and portfolios are subject depends in part on the size of the companies in which the particular fund or portfolio invests. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources. Market capitalization, which is the total market value of a company's outstanding stock, is often used to classify companies based on size. Therefore, the ASAF Janus Small-Cap Growth Fund, the ASAF Kemper Small-Cap Growth Fund and the ASAF T. Rowe Price Small Company Value Fund can be expected to be subject to the highest degree of risk relative to the other capital growth funds. The ASAF Neuberger Berman Mid-Cap Growth Fund and the ASAF Neuberger Berman Mid-Cap Value Fund can be expected to be subject to somewhat less risk, and the ASAF Alliance Growth Fund, the ASAF Marsico Capital Growth Fund, the ASMT Janus Capital Growth Portfolio and the ASAF Managed Index 500 Fund to somewhat less risk than the mid-cap funds.

o The ASAF T. Rowe Price Small Company Value Fund and the ASAF Neuberger Berman Mid-Cap Value Fund take a value approach to investing, while the ASAF Janus Small-Cap Growth Fund, the ASAF Kemper Small-Cap Growth Fund, the ASAF Neuberger Berman Mid-Cap Growth Fund, the ASAF Alliance Growth Fund, the ASAF Marsico Capital Growth Fund and the ASMT Janus Capital Growth Portfolio take a growth approach. Value stocks are believed to be selling at prices lower than what they are actually worth, while growth stocks are those of companies that are expected to grow at above-average rates. A fund or portfolio investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case. The ASAF Managed Index 500 Fund, like the S&P 500, will include both value and growth stocks.


Growth and Income Funds and Portfolios:

Fund/Portfolio:               Investment Goal:               Primary Investments:
--------------                ---------------                -------------------


Alliance Growth and Income    Long term capital growth       The Fund invests  primarily in common  stocks that are believed
Fund                          and income                     to be selling at reasonable prices in relation to value.


MFS Growth with Income Fund   Reasonable current income      The Fund invests primarily in common stocks and related
                              and long-term capital          securities.
                              growth and income


Equity Income Portfolio       Capital growth and current     The Portfolio invests primarily in dividend-paying common and
                              income                         preferred stocks, and to a lesser extent in fixed income
                                                             securities.


Strategic Balanced Fund       Capital growth and current     The Fund normally invests approximately 60% of its assets in
                              income                         equity securities and the remainder in bonds and other fixed income securities.

Principal Investment Strategies:


The ASAF Alliance Growth and Income Fund normally will invest in common stocks (and securities convertible into common stocks). Typically, in choosing stocks, the Sub-advisor looks for companies using the following process:


o Quantitative research is performed on a universe of large, seasoned, U.S. and multinational companies to identify which stocks the Sub-advisor believes represent the best bargains;

o    Fundamental   research  is  conducted  to  assess  a  company's   operating
     environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.


     The Sub-advisor will take a value-oriented approach, in that it will try to keep the Fund's assets invested in securities that are selling at reasonable prices in relation to their value. In doing so, the Fund may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

The ASAF MFS Growth with Income Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The stocks in which the Fund invests generally will pay dividends. While the Fund may invest in companies of any size, the Fund generally focuses on companies with larger market capitalizations that the Sub-advisor believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The Sub-advisor uses a "bottom up," as opposed to "top down," investment style in managing the Fund. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

The ASMT INVESCO Equity Income Portfolio seeks to achieve its objective by investing in securities that are expected to produce relatively high levels of income and consistent, stable returns. The Portfolio normally will invest at least 65% of its assets in dividend-paying common and preferred stocks of domestic and foreign issuers. Up to 30% of the Fund's assets may be invested in equity securities that do not pay regular dividends. In addition, the Portfolio normally will have some portion of its assets invested in debt securities or convertible bonds.

The Sub-advisor to the ASAF American Century Strategic Balanced Fund intends to maintain approximately 60% of the Fund's assets in equity securities and the remainder in bonds and other fixed income securities. With the equity portion of the Fund, the Sub-advisor utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded U.S. companies as measured by market capitalization. These rankings are determined by using a computer model that combines measures of a stock's value and measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

In  the  second  step,  the  Sub-advisor   uses  a  technique  called  portfolio
optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described earlier that it thinks will provide the best balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk.

The Sub-advisor intends to maintain approximately 80% of the Fund's fixed income assets in domestic fixed income securities and approximately 20% in foreign fixed income securities. This percentage will fluctuate and may be higher or lower depending on the mix the Sub-advisor believes will be most appropriate for achieving the Fund's objectives. The fixed income portion of the Fund is invested in a diversified portfolio of government securities, corporate fixed income securities, mortgage-backed and asset-backed securities, and similar securities. The Sub-advisor's strategy is to actively manage the Fund by investing the Fund's fixed income assets in sectors it believes are undervalued (relative to the other sectors) and which represent better relative long-term investment opportunities.

The Sub-advisor will adjust weighted average portfolio maturity in response to expected changes in interest rates. Under normal market conditions, the weighted average maturity of the fixed income portion of the Fund will range from 3 to 10 years.

Principal Risks:

o Both equity securities (e.g., stocks) and fixed income securities (e.g., bonds) can decline in value, and the primary risk of each of the growth and income funds and portfolios is that the value of the securities they hold will decline. The degree of risk to which the growth and income funds are subject is likely to be somewhat less than a fund investing exclusively for capital growth.

o The values of equity securities tend to fluctuate more widely than the values of fixed income securities. Therefore, because of their fixed income investments, the risk to which the ASMT INVESCO Equity Income Portfolio and ASAF American Century Strategic Balanced Fund are subject will likely be somewhat lower than a fund that invests exclusively in equity securities, although both will generally invest the majority of their assets in equity securities. Fixed income securities with longer maturities (or durations) are generally subject to greater risk than fixed income securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

o The ASAF American Century Strategic Balanced Fund generally takes a growth approach to investing in equity securities, while the other growth and income funds take a value approach. Growth stocks are those of companies that are expected to grow at above-average rates, while value stocks are believed to be selling at prices lower than what they are actually worth. A fund investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case.

o Both the ASMT INVESCO Equity Income Portfolio and the ASAF American Century Strategic Balanced Fund may invest a limited portion of their assets in lower-quality fixed income securities, which are subject to greater risk that the issuer may fail to make interest and principal payments on the securities when due.

Fixed Income Funds and Portfolios:

Fund/Portfolio:               Investment Goal:               Primary Investments:
--------------                ---------------                -------------------

High Yield Bond Fund          High current income            The Fund invests primarily in lower-quality fixed income
                                                             securities.

Total Return Bond Portfolio   Maximize total return,         The Portfolio invests  primarily  in  higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation  of capital       Portfolio's expected average duration will be from three to six years.

Money Market Portfolio        Maximize current income        The Portfolio invests in high-quality, short-term, U.S.
                              and maintain high levels       dollar-denominated instruments.
                              of liquidity

Principal Investment Strategies:

The ASAF Federated High Yield Bond Fund will invest at least 65% of its assets in lower-rated corporate fixed income securities ("junk bonds"). These fixed income securities may include preferred stocks, convertible securities, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. The securities in which the Fund invests usually will be rated below the three highest rating categories of a nationally recognized rating organization (AAA, AA, or A for Standard & Poor's Corporation ("Standard & Poor's") and Aaa, Aa or A for Moody's Investors Service, Inc. ("Moody's")) or, if unrated, are of comparable quality. There is no lower limit on the rating of securities in which the Fund may invest.

Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

             Credit Research. The Sub-advisor will perform its own credit analysis in addition to using rating organizations and other sources, and may have discussions with the issuer's management or other investment analysts regarding issuers. The Sub-advisor's credit analysis will consider the issuer's financial soundness, its responsiveness to changing business and market conditions, and its anticipated cash flow and earnings. In evaluating an issuer, the Sub-advisor places special emphasis on the estimated current value of the issuer's assets rather than their historical cost.

     Diversification. The Sub-advisor invests in securities of many different issuers, industries, and economic sectors.

     Economic Analysis. The Sub-advisor will analyze current developments and trends in the economy and in the financial markets.

The ASMT PIMCO Total Return Bond Portfolio will invest at least 65% of its assets in the following types of fixed income securities:


(1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(2) corporate debt securities, including convertible securities and commercial paper;

(3)  mortgage and other asset-backed securities;

(4) structured notes, including hybrid or "indexed" securities, and loan participations;

(5)  delayed funding loans and revolving credit securities;

(6)  bank certificates of deposit, fixed time deposits and bankers' acceptances;

(7)  repurchase agreements and reverse repurchase agreements;

(8) obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

(9)  obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The ASMT JPM Money Market Portfolio will invest in high-quality, short-term, U.S. dollar denominated corporate, bank and government obligations. Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Directors of the Company, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

     (1)  if  rated  by  only  one  nationally  recognized   statistical  rating
organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

     (2) if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

     (3) it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

Principal Risks:

o The risk of a fund or portfolio investing primarily in fixed income securities is determined largely by the quality and maturity characteristics of its portfolio securities. Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal payments on the securities when due. Fixed income securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

o As a fund that invests primarily in lower-quality fixed income securities, the ASAF Federated High Yield Bond Fund will be subject to a level of risk that is high relative to other fixed income funds, and which may be comparable to or higher than some equity funds. Like equity securities, lower-quality fixed income securities tend to reflect short-term market developments to a greater extent than higher-quality fixed income securities. An economic downturn may adversely affect the value of lower-quality securities, and the trading market for such securities is generally less liquid than the market for higher-quality securities.

o As a portfolio that invests primarily in high-quality fixed income securities of medium duration, the level of risk to which the ASMT PIMCO Total Return Bond Portfolio is subject can be expected to be less than most equity funds. Nonetheless, the fixed income securities held by the Portfolio can decline in value because of changes in their quality, in market interest rates, or for other reasons. In addition, while the complex fixed income securities invested in and investment practices engaged in by the Portfolio are designed to increase its return or hedge its investment, these securities and practices may increase the risk to which the Portfolio is subject.

o The ASMT JPM Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, but it is still possible to lose money by investing in the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, the income earned by the Portfolio will fluctuate based on market conditions and other factors.

PAST PERFORMANCE

             The bar charts show the performance of the Class A shares of each Fund for each full calendar year the Fund has been in operation. The tables below the bar charts show each such Fund's best and worst quarters during the periods included in the bar chart, as well as the average annual total returns for each Class of each Fund for 1999 and since inception. This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing the Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges; the other figures do not, and would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Fund will perform in the future.


ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND
 _________________________
                          100.00%
                  81.50%
                           60.00%
                           20.00%
        16.91%
                            0.00%
 _________________________-20.00%
        1998     1999

                  -------------------------------------------------- ------------------------------------------------
                  BEST QUARTER                                       WORST QUARTER

                  -------------------------------------------------- ------------------------------------------------
                  -------------------------------------------------- ------------------------------------------------
                  Up 51.8%, 4th quarter 1999                         Down 17.4%, 3rd quarter 1998
                  -------------------------------------------------- ------------------------------------------------

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Average annual total   CLASS A     CLASS B     CLASS C     CLASS X    INDEX:
                  returns                                                               Morgan Stanley Capital

                  For periods ending                                                    International (MSCI) EAFE
                  12/31/99                                                              Index

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  1 year                     71.06%      74.60%      79.68%     79.27%                        26.96%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Since inception            30.56%      32.05%      33.12%     33.37%                        13.92%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------

ASAF JANUS OVERSEAS GROWTH FUND
 _________________________
                           80.00%
                 75.54%
                           40.00%
                           20.00%
        15.70%
                            0.00%
 _________________________-20.00%
        1998     1999



                  -------------------------------------------------- ------------------------------------------------
                  BEST QUARTER                                       WORST QUARTER

                  -------------------------------------------------- ------------------------------------------------
                  -------------------------------------------------- ------------------------------------------------
                  Up 55.6%, 4th quarter 1999                         Down 13.2%, 3rd quarter 1998
                  -------------------------------------------------- ------------------------------------------------

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Average annual total   CLASS A     CLASS B     CLASS C     CLASS X    INDEX:
                  returns                                                               Morgan Stanley Capital

                  For periods ending                                                    International (MSCI) EAFE
                  12/31/99                                                              Index

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  1 year                     65.39%      68.72%      73.91%     73.24%                        26.96%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Since inception            38.36%      40.04%      41.95%     41.82%                        23.43%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------



ASAF AMERICAN CENTURY INTERNATIONAL GROWTH FUND*
 _________________________
                           80.00%
                 75.54%
                           60.00%
                           20.00%
        15.70%
                            0.00%
 _________________________-20.00%
        1998     1999



                  -------------------------------------------------- ------------------------------------------------
                  BEST QUARTER                                       WORST QUARTER

                  -------------------------------------------------- ------------------------------------------------
                  -------------------------------------------------- ------------------------------------------------
                  Up 22.8%, 4th quarter 1999                         Down 13.5%, 3rd quarter 1998
                  -------------------------------------------------- ------------------------------------------------

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Average annual total   CLASS A     CLASS B     CLASS C     CLASS X    INDEX:
                  returns                                                               Morgan Stanley Capital

                  For periods ending                                                    International (MSCI) EAFE
                  12/31/99                                                              Index


                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  1 year                     22.61%      23.51%      28.35%     26.57%                        26.96%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Since inception            10.48%      11.28%      12.58%     12.52%                        13.92%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
*Prior to May 1, 2000, the ASAF American Century  International  Growth Fund was
known  as  the  ASAF  T.  Rowe  Price   International   Equity  Fund,  and  Rowe
Price-Fleming International, Inc. served as Sub-advisor to the Fund.



ASAF JANUS SMALL-CAP GROWTH FUND*
 _________________________
                          150.00%
                 131.71%
                          100.00%

                          50.00%

 _______5.49%_____________0.00%
        1998     1999





                  -------------------------------------------------- ------------------------------------------------
                  BEST QUARTER                                       WORST QUARTER

                  -------------------------------------------------- ------------------------------------------------
                  -------------------------------------------------- ------------------------------------------------
                  Up 73.0% 4th quarter 1999                          Down 19.0%, 3rd quarter 1998
                  -------------------------------------------------- ------------------------------------------------

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Average annual total   CLASS A     CLASS B     CLASS C     CLASS X    INDEX:
                  returns                                                               Standard & Poor's 500 Index
                  For periods ending
                  12/31/99

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  1 year                    118.32%     124.45%     129.30%    130.06%                        21.26%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Since inception            42.19%      43.95%      45.00%     45.52%                        10.56%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------

                  *Prior to  January 1, 1999,  the ASAF Janus  Small-Cap  Growth
                  Fund was known as the ASAF Founders Small Capitalization Fund and Founders Asset Management LLC served as Sub-advisor to the Fund.

ASAF T. ROWE PRICE SMALL COMPANY VALUE FUND
 _________________________
                           5.00%

                 0.18%     0.00%
                          -5.00%

        -11.84%           -10.00%
 _________________________-15.00%
        1998     1999

                  -------------------------------------------------- ------------------------------------------------
                  BEST QUARTER                                       WORST QUARTER

                  -------------------------------------------------- ------------------------------------------------
                  -------------------------------------------------- ------------------------------------------------
                  Up 18.6%, 2nd quarter 1999                         Down 19.6%, 3rd quarter 1998
                  -------------------------------------------------- ------------------------------------------------

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Average annual total   CLASS A     CLASS B     CLASS C     CLASS X    INDEX:
                  returns                                                               Standard & Poor's 500 Index
                  For periods ending
                  12/31/99

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  1 year                     -5.55%      -5.99%      -1.23%     -3.38%                        21.26%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Since inception            -5.28%      -4.97%      -3.44%     -3.95%                        10.56%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------

ASAF NEUBERGER BERMAN MID-CAP GROWTH FUND

 _________________________
                           60.00%
        51.75%
                           40.00%
                           20.00%

                            0.00%
 _________________________-20.00%
        1999

                  -------------------------------------------------- ------------------------------------------------
                  BEST QUARTER                                       WORST QUARTER

                  -------------------------------------------------- ------------------------------------------------
                  -------------------------------------------------- ------------------------------------------------
                  Up 48.8%, 4th quarter 1999                         Down 2.3%, 1st quarter 1999
                  -------------------------------------------------- ------------------------------------------------

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Average annual total   CLASS A     CLASS B     CLASS C     CLASS X    INDEX:
                  returns                                                               Standard & Poor's 500 Index
                  For periods ending
                  12/31/99

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  1 year                     43.01%      45.14%      50.20%     48.74%                        14.72%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Since inception            72.34%      76.12%      79.14%     79.34%                        24.35%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------

ASAF NEUBERGER BERMAN MID-CAP VALUE FUND
 _________________________
        14.94%             15.00%

                           10.00%
                            5.00%

                            0.00%
 _________________________-20.00%
        1999



                  -------------------------------------------------- ------------------------------------------------
                  BEST QUARTER                                       WORST QUARTER

                  -------------------------------------------------- ------------------------------------------------
                  -------------------------------------------------- ------------------------------------------------
                  Up 14.0%, 2nd quarter 1999                         Down 12.7%, 3rd quarter 1999
                  -------------------------------------------------- ------------------------------------------------

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Average annual total   CLASS A     CLASS B     CLASS C     CLASS X    INDEX:
                  returns                                                               Standard & Poor's 500 Index
                  For periods ending
                  12/31/99

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  1 year                      8.34%       8.38%      13.47%     11.16%                        14.72%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Since inception            12.71%      13.66%      17.20%     15.68%                        24.35%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------


ASAF ALLIANCE GROWTH FUND*
 _________________________
                           40.00%

                 32.83%    30.00%
        24.90%             20.00%

                            0.00%
 _________________________-20.00%
        1998     1999






                  -------------------------------------------------- ------------------------------------------------
                  BEST QUARTER                                       WORST QUARTER

                  -------------------------------------------------- ------------------------------------------------
                  -------------------------------------------------- ------------------------------------------------
                  Up 26.5%, 4th quarter 1999                         Down 12.8%, 3rd quarter 1998
                  -------------------------------------------------- ------------------------------------------------

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Average annual total   CLASS A     CLASS B     CLASS C     CLASS X    INDEX:
                  returns                                                               Standard & Poor's 500 Index
                  For periods ending
                  12/31/99

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  1 year                     25.21%      26.00%      31.02%     29.19%                        21.04%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Since inception            25.05%      26.33%      28.10%     27.79%                        24.75%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------

*Between  December  31,  1999 and  April  30,  2000,  the ASAF  Alliance  Growth
Portfolio  was  know  as  the  ASAF   Oppenheimer   Large-Cap  Growth  Fund  and
OppenheimerFunds,  Inc. served as Sub-advisor to the Fund. Prior to December 31,
1998, the Fund was known as the ASAF Robertson  Stephens Value + Growth Fund and
Robertson  Stephens  &  Company  Investment  Management,   L.P.  served  as  its
Sub-advisor.


ASAF MARSICO CAPITAL GROWTH FUND
 _________________________
                           60.00%
        52.87%
                           40.00%
                           20.00%

                            0.00%
 _________________________-20.00%
        1999


                  -------------------------------------------------- ------------------------------------------------
                  BEST QUARTER                                       WORST QUARTER

                  -------------------------------------------------- ------------------------------------------------
                  -------------------------------------------------- ------------------------------------------------
                  Up 32.7%, 4th quarter 1999                         Down 0.7%, 3rd quarter 1999
                  -------------------------------------------------- ------------------------------------------------

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Average annual total   CLASS A     CLASS B     CLASS C     CLASS X    INDEX:
                  returns                                                               Standard & Poor's 500 Index
                  For periods ending
                  12/31/99

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  1 year                     44.12%      46.28%      51.24%     49.96%                        21.04%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Since inception            48.06%      50.77%      53.78%     53.40%                        25.46%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------


ASAF JANUS CAPITAL GROWTH FUND
 _________________________
        59.91%             60.00%
                 50.31%
                           40.00%
                           20.00%

                            0.00%
 _________________________-20.00%
        1998     1999

                  -------------------------------------------------- ------------------------------------------------
                  BEST QUARTER                                       WORST QUARTER

                  -------------------------------------------------- ------------------------------------------------
                  -------------------------------------------------- ------------------------------------------------
                  Up 32.7%, 4th quarter 1999                         Down 7.1%, 3rd quarter 1998
                  -------------------------------------------------- ------------------------------------------------

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Average annual total   CLASS A     CLASS B     CLASS C     CLASS X    INDEX:
                  returns                                                               Standard & Poor's 500 Index
                  For periods ending
                  12/31/99

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  1 year                     41.68%      43.44%      48.37%     47.27%                        21.04%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Since inception            40.34%      42.18%      43.08%     43.74%                        21.18%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------


ASAF ALLIANCE GROWTH AND INCOME FUND*
 _________________________
                           60.00%


                           40.00%
                           20.00%
        13.94%   15.26%
                            0.00%
 _________________________-20.00%
        1998     1999

                  -------------------------------------------------- ------------------------------------------------
                  BEST QUARTER                                       Worst Quarter

                  -------------------------------------------------- ------------------------------------------------
                  -------------------------------------------------- ------------------------------------------------
                  Up 16.1%, 4th quarter 1998                         Down 11.3%, 3rd quarter 1998
                  -------------------------------------------------- ------------------------------------------------

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Average annual total   CLASS A     CLASS B     CLASS C     CLASS X    INDEX:
                  returns                                                               Standard & Poor's 500 Index
                  For periods ending
                  12/31/99

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  1 year                      8.64%       8.61%      13.73%     11.40%                        21.04%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Since inception            11.26%      11.93%      14.10%     13.29%                        24.75%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------


*Prior to May 1, 2000, the ASAF Alliance Growth and Income Fund was known as the
ASAF Lord  Abbett  Growth  and Income  Fund,  and Lord,  Abbett & Co.  served as
Sub-advisor to the Fund.




ASAF INVESCO EQUITY INCOME FUND

 _________________________
                           60.00%

                           40.00%
                           20.00%
        15.98%  12.03%
                            0.00%
 _________________________-20.00%
        1998     1999




                  -------------------------------------------------- ------------------------------------------------
                  BEST QUARTER                                       WORST QUARTER

                  -------------------------------------------------- ------------------------------------------------
                  -------------------------------------------------- ------------------------------------------------
                  Up 12.9%, 4th quarter 1998                         Down 6.2%, 3rd quarter 1998
                  -------------------------------------------------- ------------------------------------------------

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Average annual total   CLASS A     CLASS B     CLASS C     CLASS X    INDEX:
                  returns                                                               Standard & Poor's 500 Index
                  For periods ending
                  12/31/99

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  1 year                      5.61%       5.52%      10.44%      8.24%                        21.04%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Since inception            12.97%      13.91%      15.23%     15.04%                        21.18%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
 _________________________
                           60.00%

                           40.00%
        19.40%             20.00%
                12.38%
                            0.00%
 _________________________-20.00%
        1998     1999


                  -------------------------------------------------- ------------------------------------------------
                  BEST QUARTER                                       WORST QUARTER

                  -------------------------------------------------- ------------------------------------------------
                  -------------------------------------------------- ------------------------------------------------
                  Up 13.6%, 4th quarter 1998                         Down 6.7%, 3rd quarter 1998
                  -------------------------------------------------- ------------------------------------------------

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Average annual total   CLASS A     CLASS B     CLASS C     CLASS X    INDEX:
                  returns                                                               Blended Index (60% Standard
                  For periods ending                                                    & Poor's 500, 40% Lehman
                  12/31/99                                                              Brothers

                                                                                        Government/Corporate Index)
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  1 year                      5.89%       5.83%      10.75%      8.64%                        11.76%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Since inception            11.22%      11.97%      13.33%     13.12%                        14.48%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------


ASAF FEDERATED HIGH YIELD BOND FUND
 _________________________
                           60.00%

                           40.00%
                           20.00%
        14.90%
                 2.68%      0.00%
 _________________________-20.00%
        1998     1999







                  -------------------------------------------------- ------------------------------------------------
                  BEST QUARTER                                       WORST QUARTER

                  -------------------------------------------------- ------------------------------------------------
                  -------------------------------------------------- ------------------------------------------------
                  Up 4.1%, 4th quarter 1998                          Down 3.3%, 3rd quarter 1998
                  -------------------------------------------------- ------------------------------------------------

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Average annual total   CLASS A     CLASS B     CLASS C     CLASS X    INDEX:
                  returns                                                               Merrill Lynch High Yield
                  For periods ending                                                    Index

                  12/31/99

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  1 year                     -1.64%      -3.50%       1.22%     -0.94%                         1.57%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Since inception             2.25%       2.11%       3.55%      3.21%                         4.03%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------

ASAF TOTAL RETURN BOND FUND
 _________________________
                           60.00%

                           40.00%
                           20.00%
        7.67%
                            0.00%
 ________________-1.12%___ -5.00%
        1998     1999


                  -------------------------------------------------- ------------------------------------------------
                  BEST QUARTER                                       WORST QUARTER

                  -------------------------------------------------- ------------------------------------------------
                  -------------------------------------------------- ------------------------------------------------
                  Up 4.4%, 3rd quarter 1998                          Down 1.0%, 2nd quarter 1999
                  -------------------------------------------------- ------------------------------------------------

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Average annual total   CLASS A     CLASS B     CLASS C     CLASS X    INDEX:
                  returns                                                               LB Aggregate Index
                  For periods ending
                  12/31/99

                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  1 year                     -5.28%      -7.21%      -2.53%     -4.83%                         0.83%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------
                  Since inception             2.43%       2.11%       3.65%      3.17%                         4.64%
                  ---------------------- ----------- ----------- ----------- ---------- -----------------------------

ASAF JPM MONEY MARKET FUND
 _________________________
                            5.00%

                            4.00%
         3.92%   3.63%      3.00%

                            2.00%
 _________________________
        1998     1999



                  ------------------------------------------------ ----------------------------------------------
                  BEST QUARTER                                     WORST QUARTER

                  ------------------------------------------------ ----------------------------------------------
                  ------------------------------------------------ ----------------------------------------------
                  Up 1.0%, 3rd quarter 1998                        Up 0.8%, 1st quarter 1999
                  ------------------------------------------------ ----------------------------------------------

                  ------------------------------------- -------------- ------------ -------------- --------------
                                                              CLASS A      CLASS B        CLASS C        CLASS X
                  ------------------------------------- -------------- ------------ -------------- --------------
                  ------------------------------------- -------------- ------------ -------------- --------------
                  7-day yield (as of 12/31/99)                  3.47%        2.97%          2.98%          2.98%
                  ------------------------------------- -------------- ------------ -------------- --------------
































































                  This page has been intentionally left blank.

EXPENSE INFORMATION

             The maximum transaction costs and total annual operating expenses associated with investing in Class A, Class B, Class C or Class X shares of each Fund are reflected in the following tables:

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

                                              High Yield Bond & Total Return Bond                   All Other Funds:
                                                             Funds:                          (other than Class A shares of
                                                                                                 Money Market Fund)(1)

                                              Class A      Class B & X     Class C          Class A    Class B & X    Class C
                                              -------      -----------     -------          -------    -----------    -------
Maximum Sales Charge (Load) on
Purchases                                       4.25%         None           None             5.75%        None         None
(as % of offering price)
Maximum Contingent Deferred Sales
Charge
(Load) (as % of lower of original               None(2)       6.00%(3)       1.00%(3)         None(2)
purchase price or redemption proceeds)                                                                 6.00%(3)     1.00%(3)
Redemption Fee                                  None(4)       None(4)        None(4)          None(4)      None(4)      None(4)
Exchange Fee                                    None          None           None             None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, in %):

                              Management     Estimated       Other        Total Annual        Fee Waivers       Net Annual
ASAF Fund:                    Fees           Distribution    Expenses     Fund Operating     and Expense        Fund
                                             and                          Expenses           Reimbursement(6)   Operating
                                             Service                                                            Expenses
                                             (12b-1)
                                             Fees(5)

-------------------------------------------------------------------------------------------------------------------------------

Int'l Small Capitalization


     Class A                         1.10           0.50         2.93           4.53               (2.33)             2.20
     Class B                         1.10           1.00         2.94           5.04               (2.34)             2.70
     Class C                         1.10           1.00         2.95           5.05               (2.35)             2.70
     Class X                         1.10           1.00         2.97           5.07               (2.37)             2.70
AIM International
Equity(7)


     Class A                         1.10           0.56         1.09           2.75               (0.59)             2.16
     Class B                         1.10           1.06         1.09           3.25               (0.59)             2.66
     Class C                         1.10           1.06         1.09           3.25               (0.59)             2.66
     Class X                         1.10           1.06         1.09           3.25               (0.59)             2.66
Overseas Growth


     Class A                         1.10           0.55         0.85           2.50               (0.35)             2.15
     Class B                         1.10           1.05         0.85           3.00               (0.35)             2.65
     Class C                         1.10           1.05         0.85           3.00               (0.35)             2.65
     Class X                         1.10           1.05         0.86           3.01               (0.36)             2.65
American Century
International Equity


     Class A                         1.00           0.54         1.84           3.38               (1.24)             2.14
     Class B                         1.00           1.04         1.84           3.88               (1.24)             2.64
     Class C                         1.00           1.04         1.88           3.92               (1.28)             2.64
     Class X                         1.00           1.04         1.92           3.96               (1.32)             2.64
Janus Small-Cap Growth

     Class A                         0.90           0.53         0.79           2.22               (0.39)             1.83
     Class B                         0.90           1.03         0.78           2.71               (0.38)             2.33
     Class C                         0.90           1.03         0.82           2.75               (0.42)             2.33
     Class X                         0.90           1.03         0.91           2.84               (0.51)             2.33
Kemper Small-Cap Growth

     Class A                         0.95           0.54         0.68           2.17               (0.33)             1.84
     Class B                         0.95           1.04         0.68           2.67               (0.33)             2.34
     Class C                         0.95           1.04         0.68           2.67               (0.33)             2.34
     Class X                         0.95           1.04         0.68           2.67               (0.33)             2.34
Small Company Value

     Class A                         1.00           0.50         1.11           2.61               (0.71)             1.90
     Class B                         1.00           1.00         1.13           3.13               (0.73)             2.40
     Class C                         1.00           1.00         1.13           3.13               (0.73)             2.40
     Class X                         1.00           1.00         1.12           3.12               (0.72)             2.40
Mid-Cap Growth

     Class A                         0.90           0.56         1.23           2.69               (0.78)             1.91
     Class B                         0.90           1.06         1.22           3.18               (0.77)             2.41
     Class C                         0.90           1.06         1.25           3.21               (0.80)             2.41
     Class X                         0.90           1.06         1.27           3.23               (0.82)             2.41




                              Management     Estimated       Other        Total Annual        Fee Waivers      Net Annual
ASAF Fund:                    Fees           Distribution    Expenses     Fund Operating     and Expense       Fund
                                             and                          Expenses           Reimbursement(6)  Operating
                                             Service                                                           Expenses
                                             (12b-1)
                                             Fees(5)

---------------------------- -------------- --------------- ------------- ------------------ ---------------- -----------------
Mid-Cap Value


     Class A                         0.90           0.75         1.26           2.91               (0.81)             2.10
     Class B                         0.90           1.25         1.29           3.44               (0.84)             2.60
     Class C                         0.90           1.25         1.32           3.47               (0.87)             2.60
     Class X                         0.90           1.25         1.35           3.50               (0.90)             2.60
Alliance Growth


     Class A                         0.90           0.50         1.01           2.41               (0.61)             1.80
     Class B                         0.90           1.00         1.01           2.91               (0.61)             2.30
     Class C                         0.90           1.00         1.02           2.92               (0.62)             2.30
     Class X                         0.90           1.00         1.03           2.93               (0.63)             2.30
Marsico Capital Growth

     Class A                         1.00           0.52         0.52           2.04               (0.22)             1.82
     Class B                         1.00           1.02         0.52           2.54               (0.22)             2.32
     Class C                         1.00           1.02         0.52           2.54               (0.22)             2.32
     Class X                         1.00           1.02         0.52           2.54               (0.22)             2.32
Janus Capital Growth

     Class A                         1.00           0.53         0.49           2.02               (0.19)             1.83
     Class B                         1.00           1.03         0.50           2.53               (0.20)             2.33
     Class C                         1.00           1.03         0.49           2.52               (0.19)             2.33
     Class X                         1.00           1.03         0.47           2.50               (0.17)             2.33
Managed Index 500(7)


     Class A                         0.80           0.50         0.68           1.98               (0.48)             1.50
     Class B                         0.80           1.00         0.68           2.48               (0.48)             2.00
     Class C                         0.80           1.00         0.68           2.48               (0.48)             2.00
     Class X                         0.80           1.00         0.68           2.48               (0.48)             2.00
Alliance Growth and Income


     Class A                         1.00           0.59         0.68           2.27               (0.53)             1.74
     Class B                         1.00           1.09         0.68           2.77               (0.53)             2.24
     Class C                         1.00           1.09         0.69           2.78               (0.54)             2.24
     Class X                         1.00           1.09         0.69           2.78               (0.54)             2.24
MFS Growth with Income(7)

     Class A                         1.00           0.56         0.70           2.26               (0.40)             1.86
     Class B                         1.00           1.06         0.70           2.76               (0.40)             2.36
     Class C                         1.00           1.06         0.70           2.76               (0.40)             2.36
     Class X                         1.00           1.06         0.70           2.76               (0.40)             2.36
Equity Income

     Class A                         0.75           0.59         0.62           1.96               (0.17)             1.79
     Class B                         0.75           1.09         0.63           2.47               (0.18)             2.29
     Class C                         0.75           1.09         0.62           2.46               (0.17)             2.29
     Class X                         0.75           1.09         0.63           2.47               (0.18)             2.29
Strategic Balanced

     Class A                         0.90           0.50         0.75           2.15               (0.45)             1.70
     Class B                         0.90           1.00         0.77           2.67               (0.47)             2.20
     Class C                         0.90           1.00         0.77           2.67               (0.47)             2.20
     Class X                         0.90           1.00         0.77           2.67               (0.47)             2.20
High Yield Bond

     Class A                         0.70           0.50         0.61           1.81               (0.31)             1.50
     Class B                         0.70           1.00         0.61           2.31               (0.31)             2.00
     Class C                         0.70           1.00         0.62           2.32               (0.32)             2.00
     Class X                         0.70           1.00         0.62           2.32               (0.32)             2.00
Total Return Bond

     Class A                         0.65           0.50         0.58           1.73               (0.23)             1.50
     Class B                         0.65           1.00         0.58           2.23               (0.23)             2.00
     Class C                         0.65           1.00         0.59           2.24               (0.24)             2.00
     Class X                         0.65           1.00         0.60           2.25               (0.25)             2.00
Money Market

     Class A                         0.50           0.50         0.63           1.63               (0.13)             1.50
     Class B                         0.50           1.00         0.62           2.12               (0.12)             2.00
     Class C                         0.50           1.00         0.63           2.13               (0.13)             2.00
     Class X                         0.50           1.00         0.63           2.13               (0.13)             2.00

(1) Class A shares of the ASAF JPM Money Market Fund are sold without an initial sales charge (load).

(2) Under certain circumstances, purchases of Class A shares not subject to an initial sales charge (load) will be subject to a contingent deferred sales charge (load) ("CDSC") if redeemed within 12 months of the calendar month of purchase. For an additional discussion of the Class A CDSC, see this Prospectus under "How to Buy Shares."

(3) If you purchase Class B or X shares, you do not pay an initial sales charge but you may pay a CDSC if you redeem some or all of your shares before the end of the seventh (in the case of Class B shares) or eighth (in the case of Class X shares) year after which you purchased such shares. The CDSC is 6%, 5%, 4%, 3%, 2%, 2% and 1% for redemptions of Class B shares occurring in years one through seven, respectively. The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for
redemptions of Class X shares occurring in years one through eight, respectively. No CDSC is charged after these periods. If you purchase Class C shares, you do not pay an initial sales charge but you may incur a CDSC if you redeem some or all of your Class C shares within 12 months of the calendar month of purchase. For a discussion of the Class B, X and C CDSC, see this Prospectus under "How to Buy Shares."

(4) A $10 fee may be imposed for wire transfers of redemption proceeds. For an additional discussion of wire redemptions, see this Prospectus under "How to Redeem Shares."

(5) As discussed below under "How to Buy Shares - Distribution Plans," the Company and the Trust have adopted Plans under Rule 12b-1 to permit an affiliate of Company's and Trust's Investment Manager to receive brokerage commissions in connection with the purchase and sale of securities held by the Funds and Portfolios, and to use these commissions to promote the sale of shares of the Funds. The staff of the Securities and Exchange Commission takes the position that commission amounts received under these Supplemental Distribution Plans should be reflected in the expenses of the Funds. The estimated Distribution Fees are derived and annualized from data regarding commission amounts directed to the affiliate under the Supplemental Distribution Plans from such Plans' commencement of operations for each Fund (in late July through early August
1999) until October 31, 1999. Actual commission amounts directed under the Supplemental Distribution Plans will vary and the amounts directed during the first full fiscal year of the Plans' operations may differ substantially from the annualized amounts listed in the above chart.


(6) The Funds' investment manager has agreed to reimburse and/or waive fees for each Fund until at least May 1, 2001 so that each Fund's operating expenses (and, in the case of the Feeder Funds, the Feeder Fund's pro rata share of operating expenses of the Fund's corresponding Portfolio), exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed specified percentages of the Fund's average net assets as follows:
ASAF Founders International Small Capitalization Fund -- 1.70% (1.60% prior to July 1, 2000); ASAF AIM International Equity Fund - 1.60%; ASAF Janus Overseas Growth Fund - 1.60%; ASAF American Century International Growth Fund -- 1.60%; ASAF Janus Small-Cap Growth Fund - 1.30% (1.20% prior to July 1, 2000); ASAF Kemper Small-Cap Growth Fund - 1.30%; ASAF T. Rowe Price Small Company Value Fund -- 1.40% (1.25% prior to July 1, 2000); ASAF Neuberger Berman Mid-Cap Growth Fund - 1.35% (1.25% prior to July 1, 2000); ASAF Neuberger Berman Mid-Cap Value Fund - 1.35% (1.25% prior to July 1, 2000); ASAF Alliance Growth Fund - 1.30%; ASAF Marsico Capital Growth Fund - 1.30% (1.25% prior to July 1, 2000); ASAF Janus Capital Growth Fund - 1.30% (1.20% prior to July 1, 2000); ASAF Managed Index 500 Fund - 1.00%; ASAF Alliance Growth and Income Fund - 1.15% (1.10% prior to July 1, 2000); ASAF MFS Growth with Income Fund - 1.30%; ASAF INVESCO Equity Income Fund -- 1.20% (1.05% prior to July 1, 2000); ASAF American Century Strategic Balanced Fund -- 1.20% (1.10% prior to July 1, 2000); ASAF Federated High Yield Bond Fund -- 1.00%; ASAF Total Return Bond Fund -- 1.00% (0.90% prior to July 1, 2000); and ASAF JPM Money Market Fund -- 1.00%. Furthermore, the Investment Manager may reimburse and/or waive fees to a greater extent than indicated above so that the percentages shown in the table under "Net Annual Fund Operating Expenses" may be lower than indicated.


(7) Other expenses shown are based on estimated amounts for the current fiscal year.

             Expenses shown for each of the Feeder Funds are based upon distribution and administration fees for the Fund and management fees and other expenses for the Fund's corresponding Portfolio.

                  This page has been intentionally left blank.

EXPENSE EXAMPLES:

             This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

             Full Redemption. This Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Funds' total operating expenses remain the same, and that the Funds' expense waivers and reimbursements remain in effect until May 1, 2001. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 Year                                            3 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)
---------                     -------     -------      -------    -------         -------     -------     -------   -------

International Small             $785        $873        $373         $880          $1667       $1704       $1306      $1742
Capitalization

AIM International               781         869          369         876            1327        1346        946        1370
Equity

Overseas Growth                 781         868          368         875            1277        1295        895        1319


American Century                780         867          367         874            1446        1470       1078        1513
International Growth


Janus Small-Cap Growth          750         836          336         842            1194        1205        814        1253

Kemper Small-Cap Growth         751         837          337         843            1185        1198        798        1218

Small Company Value             757         843          343         849            1276        1297        897        1318

Mid-Cap Growth                  758         844          344         850            1293        1309        915        1342

Mid-Cap Value                   776         863          363         870            1352        1379        985        1415


Alliance Growth                 747         833          333         839            1228        1243        845        1269


Marsico Capital Growth          749         835          335         841            1158        1170        770        1189

Janus Capital Growth            750         836          336         842            1155        1169        766        1181

Managed Index 500               719         803          303         808            1117        1127        727        1145


Alliance    Growth   and        742         827          327         833            1196        1209        811        1231
Income


MFS Growth with Income          753         839          339         845            1205        1218        818        1239

Equity Income                   746         832          332         838            1139        1152        750        1171

Strategic Balanced              738         823          323         829            1169        1185        785        1205

High Yield Bond                 571         803          303         808            941         1092        694        1111

Total Return Bond               571         803          303         808            925         1075        677        1096

Money Market                    153         803          303         808            502         1052        654        1071

                                               5 Years                                           10 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)
---------                     -------     -------      -------    -------         -------     -------     -------   -------

International Small            $2557       $2534        $2338       $2703          $4820       $4806       $4912      $5050
Capitalization

AIM International Equity        n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Overseas Growth                 1799        1746        1546         1889           3223        3176       3293        3384

American Century                2133        2092        1907         2271           3953        3919       4059        4193
International Growth

Janus Small-Cap Growth          1663        1601        1417         1790           2954        2896       3050        3208

Kemper Small-Cap Growth         n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Small Company Value             1821        1777        1577         1912           3300        3268       3388        3464

Mid-Cap Growth                  1853        1797        1609         1958           3369        3319       3458        3562

Mid-Cap Value                   1953        1917        1729         2084           3568        3546       3690        3808

Alliance Growth                 1735        1679        1483         1825           3120        3071       3198        3287

                                               5 Years                                           10 Years



ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)
---------                     -------     -------      -------    -------         -------     -------     -------   -------

Marsico Capital Growth          1591        1531        1331         1664           2791        2737       2859        2930

Janus Capital Growth            1584        1528        1323         1648           2774        2726       2841        2894


Managed Index 500               n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Alliance                        1675        1617        1422         1757           2992        2941       3070        3147
Growth and Income


MFS                             n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a
Growth with Income

Equity Income                   1557        1499        1295         1632           2716        2667       2783        2862

Strategic Balanced              1624        1573        1373         1708           2882        2842       2968        3042

High Yield Bond                 1336        1407        1211         1542           2437        2497       2631        2697

Total Return Bond               1303        1374        1178         1512           2361        2421       2556        2630

Money Market                    874         1328        1132         1461           1922        2318       2452        2513

             No  Redemption.  You would pay the following  expenses based on the above  assumptions  except that you do not redeem your shares at the end of each period:
                                               1 Year                                            3 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)
---------                     -------     -------      -------    -------         -------     -------     -------   -------

International Small             $785        $273        $273         $280          $1667       $1304       $1306      $1342
Capitalization

AIM International               781         269          269         276            1327        946         946        970
Equity

Overseas Growth                 781         268          268         275            1277        895         895        919

American Century                780         267          267         274            1446        1070       1078        1113
International Growth

Janus Small-Cap Growth          750         236          236         242            1194        805         814        853

Kemper Small-Cap Growth         751         237          237         243            1185        798         798        818

Small Company Value             757         243          243         249            1276        897         897        918

Mid-Cap Growth                  758         244          244         250            1293        909         915        942

Mid-Cap Value                   776         263          263         270            1352        979         985        1015


Alliance Growth                 747         233          233         239            1228        843         845        869


Marsico Capital Growth          749         235          235         241            1158        770         770        789

Janus Capital Growth            750         236          236         242            1155        769         766        781


Managed Index 500               719         203          203         208            1117        727         727        745

Alliance    Growth   and        742         227          227         233            1196        809         811        831
Income


MFS Growth with Income          753         239          239         245            1205        818         818        839

Equity Income                   746         232          232         238            1139        752         750        771

Strategic Balanced              738         223          223         229            1169        785         785        805

High Yield Bond                 571         203          203         208            941         692         694        711

Total Return Bond               571         202          203         208            925         692         694        711

Money Market                    153         203          203         208            502         652         654        671

                                               5 Years                                           10 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)
---------                     -------     -------      -------    -------         -------     -------     -------   -------

International Small            $2557       $2334        $2338       $2403          $4820       $4806       $4912      $5050
Capitalization

AIM International               n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a
Equity

Overseas Growth                 1799        1546        1546         1589           3223        3176       3293        3384



                                               5 Years                                           10 Years




ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)
---------                     -------     -------      -------    -------         -------     -------     -------   -------

American Century                2133        1892        1907         1971           3953        3919       4059        4193
International Growth

Janus Small-Cap Growth          1663        1401        1417         1490           2954        2896       3050        3208

Kemper Small-Cap Growth         n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Small Company Value             1821        1577        1577         1612           3300        3268       3388        3464

Mid-Cap Growth                  1853        1597        1609         1658           3369        3319       3458        3562

Mid-Cap Value                   1953        1717        1729         1784           3568        3546       3690        3808


Alliance Growth                 1735        1479        1483         1525           3120        3071       3198        3287


Marsico Capital Growth          1591        1331        1331         1364           2791        2737       2859        2930

Janus Capital Growth            1584        1328        1323         1348           2774        2726       2841        2894


Managed Index 500               n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Alliance                        1675        1417        1422         1457           2992        2941       3070        3147
Growth and Income


MFS                             n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a
Growth with Income

Equity Income                   1557        1299        1295         1332           2716        2667       2783        2862

Strategic Balanced              1624        1373        1373         1408           2882        2842       2968        3042

High Yield Bond                 1336        1207        1211         1242           2437        2497       2631        2697

Total Return Bond               1303        1174        1178         1212           2361        2421       2556        2630

Money Market                    874         1128        1132         1161           1922        2318       2452        2513


(*) Expense examples for purchases of Class X shares of the Funds reflect the shareholder's receipt of additional "bonus shares." For a discussion of the issuance of "bonus shares," see this Prospectus under "How to Buy Shares:
Purchase of Class X Shares."

                        INVESTMENT PROGRAMS OF THE FUNDS

             The investment objective, policies and limitations for each of the Funds are described below. Each Feeder Fund seeks to meet its investment objective by investing all of its investable assets in a corresponding Portfolio of the Trust, which in turn invests directly in a portfolio of securities. The investment objective, policies and limitations of each Feeder Fund are identical to those of its corresponding Portfolio.

             While certain policies apply to all Funds and Portfolios, generally each Fund and Portfolio has a different investment objective and investment focus. As a result, the risks, opportunities and returns of investing in each Fund or Portfolio will differ. Those investment policies specifically labeled as "fundamental" may not be changed without shareholder approval. However, the investment objective of each Fund and Portfolio generally is not a fundamental policy and may be changed by the Directors of the Company or Trustees of the Trust without shareholder approval. Similarly, most of the Funds' and Portfolios' investment policies and limitations are not fundamental policies.

             There can be no assurance that the investment objective of any Fund or Portfolio will be achieved. Risks relating to certain types of securities and instruments in which the Funds and Portfolios may invest are described in this Prospectus under "Certain Risk Factors and Investment Methods."

             If approved by the Directors of the Company, the Company may add more Funds and may cease to offer any existing Funds in the future.

ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND:

     Investment Objective: The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

             To achieve its objective, the Fund normally invests primarily in securities issued by foreign companies that have market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

             At least 65% of the Fund's total assets normally will be invested in foreign securities representing a minimum of three countries. The Fund may invest in larger foreign companies or in U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital growth. The Sub-advisor looks for companies whose fundamental strengths indicate potential for growth in earnings per share. The Sub-advisor generally takes a "bottom up" approach to building the Fund, which means that the Sub-advisor will search for individual companies that demonstrate the best potential for significant earnings growth, rather than choose investments based on broader economic characteristics of countries or industries.

             As discussed below, foreign securities are generally considered to involve more risk than those of U.S. companies, and securities of smaller companies are generally considered to be riskier than those of larger companies. Therefore, because the Fund's investment focus is on securities of small and medium-sized foreign companies, the risk of loss and share price fluctuation of this Fund likely will be high relative to most of the other Funds of the Company and popular market averages.

             Foreign Securities. For purposes of the Fund, the term "foreign securities" refers to securities of issuers, that, in the judgment of the Sub-advisor, have their principal business activities outside of the United
States, and may include American Depositary Receipts. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings (specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States) or on whether the issuer's sole or principal stock exchange listing is outside of the United States. The foreign securities in which the Fund will invest typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

             Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of the Fund may include securities issued by companies located in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal. The Fund is permitted to use forward foreign currency contracts in connection with the purchase or sale of a specific security or for hedging purposes.

             For an additional discussion of the risks involved in foreign securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Small and Medium-Sized Companies. Investments in small and medium-sized companies involve greater risk than is customarily associated with more established companies. Generally, small and medium-sized companies are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. While these companies often have growth rates that exceed those of large companies, smaller companies often have limited operating histories, product lines, markets, or financial resources, and they may be dependent upon one-person management. These companies may be subject to intense competition from larger entities, and the securities of such companies may have a limited market and may be subject to more abrupt or erratic movements in price.

Other Investments:

             In addition to investing in common stocks, the Fund may invest in other types of securities and may engage in certain investment practices. The Fund may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities.

             The Fund will only invest in bonds, debentures, and corporate obligations (other than convertible securities and preferred stock) rated investment grade at the time of purchase. Convertible securities and preferred stocks purchased by the Fund may be rated in medium and lower categories by Moody's or S&P, but will not be rated lower than B. The Fund may also invest in unrated convertible securities and preferred stocks if the Sub-advisor believes that the financial condition of the issuer or the terms of the securities limits risk to a level similar to that of securities rated B or above.

             In addition, the Fund may enter into stock index, interest rate and foreign currency futures contracts (or options thereon) for hedging purposes. The Fund may write covered call options on any or all of its portfolio securities as the Sub-advisor considers appropriate. The Fund also may purchase options on securities and stock indices for hedging purposes. The Fund may buy and sell options on foreign currencies for hedging purposes.

             For more information on these securities and investment practices and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Temporary Investments. Up to 100% of the assets of the Fund may be invested temporarily in cash or cash equivalents if the Sub-advisor determines that it would be appropriate for purposes of increasing liquidity or preserving capital in light of market or economic conditions. Temporary investments may include U.S.  government  obligations,  commercial paper, bank obligations,  and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

ASAF AIM INTERNATIONAL EQUITY FUND:

Investment Objective: The investment objective of the Fund is to seek long-term capital growth by investing in a diversified portfolio of international equity securities the issuers of which are considered to have strong earnings momentum.

Principal Investment Objectives and Risks:

             The Fund seeks to meet its investment objective by investing, normally, at least 70% of its total assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund will normally invest in a diversified portfolio that includes companies located in at least four countries outside the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. The Sub-advisor does not intend to invest more than 20% of the Fund's total assets in companies located in developing countries (i.e., those that are in the initial stages of their industrial cycles).

             The Sub-advisor focuses on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the Fund will invest, the Sub-advisor also considers such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The Sub-advisor considers whether to sell a particular security when any of those factors materially changes.

             As with any equity fund, the fundamental risk associated with the Fund is the risk that the value of the securities it holds might decrease. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

             As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Fund may be greater than a fund investing primarily in domestic securities. The risks of investing in foreign securities, which are described in more detail below under "Certain Risk Factors and Investment Methods," include political and economic conditions and instability in foreign countries, less available information about foreign companies, lack of strict financial and accounting controls and standards, less liquid and more volatile securities markets, and fluctuations in currency exchange rates. While the Fund has authority to engage in transactions intended to hedge its exposure to fluctuations in foreign currencies, it does not currently intend to do so. To the extent the Fund invests in securities of issuers in developing countries, the Fund may be subject to even greater levels of risk and share price fluctuation. Transaction costs are often higher in developing countries and there may be delays in settlement of transactions.

Other Investments:

             The Fund may invest up to 20% of its total assets in debt or preferred equity securities exchangeable for or convertible into marketable equity securities of foreign companies. In addition, the Fund may regularly invest up to 20% of its total assets in high-grade short-term debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies.

         The Fund may use futures contracts and related options, options on securities, securities indices and currencies to attempt to hedge against the overall level of risk normally associated with the Fund's investments. The Fund also may from time to time make short sales of securities "against the box."

             Additional information about convertible securities, options, futures contracts, short sales and other investments and investment practices of the Fund is included in this Prospectus under "Certain Risk Factors and Investment Methods."

             Temporary Investments. In addition to regularly investing up to 20% of its total assets in short-term debt securities as noted above, the Fund may hold all or a significant portion of its assets in cash, money market instruments, bonds or other debt securities in anticipation of or in response to adverse market conditions or for cash management purposes. While the Fund is in such a defensive position, the opportunity to achieve its investment objective of capital growth may be limited.

ASAF JANUS OVERSEAS GROWTH FUND*:



* The Fund was closed to new investors effective March 1, 2000. Shareholders of the Fund as of the close of business on February 29, 2000 may continue to make additional purchases and to reinvest dividends and capital gains in existing accounts. Any participant in a participant-directed defined contribution plan that held Fund shares in a plan-level omnibus account as of January 18, 2000 can continue to allocate amounts to the Fund, whether or not the participant had amounts allocated to the Fund as of that date.

Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Company may resume sales of shares of the Fund to new investors at some future date, but it has no present intention to do so.


Investment Objective: The investment objective of the Fund is to seek long-term growth of capital.

Principal Investment Policies and Risks:

             The Fund pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Fund has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

             The Fund normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

             The Fund invests primarily in stocks selected for their growth potential. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Fund. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Fund, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Fund will be incidental to its objective.

             As with any common stock fund, the fundamental risk associated with the Fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. As a fund that invests primarily in the securities of foreign issuers, the risk associated with the Fund may be greater than a fund investing primarily in domestic securities. For a further discussion of the risks involved in investing in foreign securities, see this Prospectus under "Certain Risk Factors and Investment Methods." In addition, the fund may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

             The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

             Special Situations. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the
Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

             The Fund may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, convertible securities and debt securities. The Fund is subject to the following percentage limitations on investing in certain types of debt securities:

          -- 35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).

          --   25% of its assets in mortgage- and asset-backed securities.

          -- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Fund may make short sales "against the box." In addition, the Fund may invest in the following types of securities and engage in the following investment techniques:

             Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Fund may also use currency hedging techniques, including forward currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

             Index/structured Securities. The Fund may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

             For more information on the types of securities and instruments other than common stocks in which the Portfolio may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

             Temporary Investments. When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. The Fund's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Fund is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

ASAF AMERICAN CENTURY INTERNATIONAL GROWTH FUND:


     Investment Objective: The investment objective of the Fund (formerly, the ASAF T. Rowe Price International Equity Fund) is to seek capital growth.

Principal Investment Policies and Risks:

             The Fund will seek to achieve its investment objective by investing primarily in equity securities of international companies that the Sub-advisor believes will increase in value over time. The Sub-advisor uses a growth investment strategy it developed that looks for companies with earnings and revenue growth. Ideally, the Sub-advisor looks for companies whose earnings and revenues are not only growing, but are growing at an accelerating pace. Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before. For purposes of the Fund, equity securities include common stocks, preferred stocks and convertible securities.

     The Sub-advisor tracks financial information for thousands of companies to research and selects the stocks it believes will be able to sustain accelerating growth. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

             The Sub-advisor recognizes that, in addition to locating strong companies with accelerating earnings, the allocation of assets among different countries and regions also is an important factor in managing an international portfolio. For this reason, the Sub-advisor will consider a number of other factors in making investment selections, including the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations. Under normal conditions, the Fund will invest at least 65% of its assets in equity securities of issuers from at least three countries outside of the United States. In order to maintain investment flexibility, the Fund has not otherwise established geographic requirements for asset distribution.

             While the Fund's focus will be on issuers in developed markets, the Sub-advisor expects to invest to some degree in issuers in developing countries. The Fund may make foreign investments either directly in foreign securities, or indirectly by purchasing depositary receipts. Securities purchased in foreign markets may either be traded on foreign securities exchanges or in the over-the-counter markets.

     As with all stocks, the value of the stocks held by the Fund can decrease as well as increase. As a fund investing primarily in equity securities of foreign issuers, the Fund may be subject to a level of risk and share price fluctuation higher than most funds that invest primarily in domestic equities. Foreign companies may be subject to greater economic risks than domestic companies, and foreign securities are subject to certain risks relating to political, regulatory and market structures and events that domestic securities are not subject to. To the extent the Fund invests in securities of issuers in developing countries, the Fund may be subject to even greater levels of risk and share price fluctuation.

Other Investments:

             Securities of U.S. issuers may be included in the Fund from time to time. The Fund also may invest in bonds, notes and debt securities of companies and obligations of domestic or foreign governments and their agencies. The Fund will limit its purchases of debt securities to investment grade obligations. The Fund may enter into non-leveraged stock index futures contracts and may make short sales "against the box."

         Derivative Securities. The Fund may invest in derivative securities. Certain of these derivative securities may be described as "index/structured" securities, which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts), currencies, interest rates, securities indices or other financial indicators ("reference indices"). The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

             Forward Currency Exchange Contracts. As a fund investing primarily in foreign securities, the value of the Fund will be affected by changes in the exchange rates between foreign currencies and the U.S. dollar. To protect against adverse movements in exchange rates, the Fund may, for hedging purposes only, enter into forward foreign currency exchange contracts. The Fund may enter into a forward contract to "lock-in" an exchange rate for a specific purchase or sale of a security. Less frequently, the Fund may enter into a forward contract to seek to protect its holdings in a particular currency from a decline in that currency. Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to reduce the risk of adverse currency movements through the use of forward contracts will be successful.

             Indirect Foreign Investments. The Fund may invest up to 10% of its assets in certain foreign countries indirectly through investment funds and registered investment companies that invest in those countries. If the Fund invests in investment companies, it will bear its proportionate share of the costs incurred by such companies, including any investment advisory fees.

             Additional information about the securities that the Fund may invest in and their risks is included below under "Certain Risk Factors and Investment Methods."

             Temporary Investments. Under exceptional market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities. While the Fund is in a defensive position, the ability to achieve its investment objective of capital growth may be limited.

ASAF JANUS SMALL-CAP GROWTH FUND*:

* The Fund was closed to new investors effective January 19, 2000. Shareholders of the Fund as of the close of business on January 18, 2000 may continue to make additional purchases and to reinvest dividends and capital gains in existing accounts. Any participant in a participant-directed defined contribution plan that held Fund shares in a plan-level omnibus account as of January 18, 2000 can continue to allocate amounts to the Fund, whether or not the participant had amounts allocated to the Fund as of that date.

Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Company may resume sales of shares of the Fund to new investors at some future date, but it has no present intention to do so.


Investment Objective: The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

             The Fund pursues its objective by normally investing at least 65% of its total assets in the common stocks of small-sized companies. For purposes of the Fund, small-sized companies are those that have market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million. To a lesser extent, the Fund may also invest in stocks of larger companies with potential for capital appreciation.

             The Sub-advisor generally takes a "bottom up" approach to building the Fund. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.
Although themes may emerge in the Fund, securities are generally selected without regard to any defined industry sector or other similar selection procedure. Current income is not a significant factor in choosing investments.

             Because  the  Fund  invests   primarily  in  common   stocks,   the
fundamental risk of investing in the Fund is that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a Fund that invests primarily in smaller or newer issuers, the Fund may be subject to greater risk of loss and share price fluctuation than funds investing primarily in larger or more established issuers. Smaller companies are more likely to realize substantial growth as well as suffer significant losses than larger issuers. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development internally or to generate such funds through external financing on favorable terms, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger competitors, and may have more limited trading markets than the markets for securities of larger issuers.

             While the Sub-advisor tries to reduce the risk of the Fund by diversifying its assets among issuers (so that the effect of any single holding is reduced), and by not concentrating its assets in any particular industry, there is no assurance that these effort will be successful in reducing the risks to which the Fund is subject.

             The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

             Special Situations. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the
Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

             The Fund may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, convertible securities and debt securities. The Fund is subject to the following percentage limitations on investing in certain types of debt securities:

          -- 35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).

          --   25% of its assets in mortgage- and asset-backed securities.

          -- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Fund may make short sales "against the box." In addition, the Fund may invest in the following types of securities and engage in the following investment techniques:

             Index/structured Securities. The Fund may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

             Foreign Securities. The Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. The Sub-advisor seeks companies that meet these criteria regardless of country of organization or principal business activity. However, certain factors such as expected inflation and currency exchange rates, government policies affecting businesses, and a country's prospects for economic growth may warrant consideration in selecting foreign securities.

             Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase income.

             For more information on the types of securities other than common stocks in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

             Temporary Investments. When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. The Fund's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Fund is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

ASAF KEMPER SMALL-CAP GROWTH FUND:

Investment Objective: The investment objective of the Fund is to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

             At least 65% of the Fund's total assets normally will be invested in the equity securities of smaller companies, i.e., those having a market capitalization of $2 billion or less at the time of investment, many of which would be in the early stages of their life cycle. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights.

             The Fund intends to invest primarily in stocks of companies whose earnings per share are expected by the Sub-advisor to grow faster than the market average ("growth stocks"). Growth stocks tend to trade at higher price to earnings (P/E) ratios than the general market, but the Sub-advisor believes that the potential for above average earnings of the stocks in which the Fund invests more than justifies their price.

             In managing the Fund, the Sub-advisor emphasizes stock selection and fundamental research. The Sub-advisor considers a number of factors in determining whether to invest in a growth stock, including return on equity and earnings growth rate, low level of debt, strong balance sheet, good management and industry leadership. Other factors are patterns of increasing sales growth, the development of new or improved products or services, favorable outlooks for growth in the industry, the probability of increased operating efficiencies, emphasis on research and development, cyclical conditions, or other signs that a company may grow rapidly.

             The Fund seeks attractive areas for investment that arise from factors such as technological advances, new marketing methods, and changes in the economy and population. Currently, the Sub-advisor believes that such investment opportunities may be found among:

o companies engaged in high technology fields such as electronics, medical technology and computer software and specialty retailing;

o companies whose earnings outlooks have improved as the result of changes in the economy, acquisitions, mergers, new management, changes in corporate strategy or product innovation;

o companies supplying new or rapidly growing services to consumers and businesses in such fields as automation, data processing, communications, and marketing and finance; and

o    companies that have innovative concepts or ideas.

             In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Fund may occasionally make investments for short-term capital appreciation. Current income will not be a significant factor in selecting investments.

             Like all common stocks, the market values of the common stocks held by the Fund can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. Because of the Fund's focus on the stocks of smaller growth companies, investment in the Fund may involve substantially greater than average share price fluctuation and investment risk. A fund focusing on growth stocks will generally involve greater risk and share price fluctuation than a fund investing primarily in value stocks.

             In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies.
Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

             In addition to investing in common stocks, the Fund may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth. Other types of securities in which the Fund may invest include:

             Foreign Securities. The Fund may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Fund may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

             Options, Financial Futures and Other Derivatives. The Fund may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Fund's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Fund may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

             In addition to options and financial futures, the Fund may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Fund may change over time as new derivatives and strategies are developed or as regulatory changes occur.

             Additional information about the other investments that the Fund may make and their risks is included below under "Certain Risk Factors and Investment Methods."

             Temporary Investments. When a defensive position is deemed advisable because of prevailing market conditions, the Fund may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

ASAF T. Rowe Price Small Company Value Fund:

Investment Objective: The investment objective of the Fund is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

             The Fund will invest at least 65% of its total assets in stocks and equity-related securities of small companies ($1 billion or less in market capitalization). Reflecting a value approach to investing, the Fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following:

(1) Above-average dividend yield (the stock's annual dividend divided by the stock price) relative to a company's peers or its own historic norm.

(2) Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm.

(3)  Low stock price relative to a company's underlying asset values.

(4)  A plan to improve the business through restructuring.

(5)  A sound balance sheet and other positive financial characteristics.

             The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities. The Fund will not sell a stock just because the company has grown to a market capitalization of more than $1 billion, and it may on occasion purchase companies with a market cap above $1 billion.

             As with all stock funds, the Fund's share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in small companies involves greater risk of loss than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

             Although the Fund will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Fund's investment objective and policies. The Fund may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Fund.

             The Fund may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts. (The Fund may invest in foreign cash items as described below in excess of this 20% limit.) The Fund may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of managing the Fund's exposure to the equity markets. The Fund may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Fund may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. For additional information about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

             Temporary Investments. The Fund may establish and maintain cash reserves without limitation for temporary defensive purposes. The Fund's reserves may be invested in high-quality domestic and foreign money market instruments, including repurchase agreements and money market mutual funds managed by the Sub-advisor. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Fund is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth will be limited.

ASAF Neuberger Berman Mid-Cap Growth Fund:

Investment Objective: The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective, the Fund primarily invests in the common stocks of mid-cap companies. Companies with equity market capitalizations from $300 million to $10 billion at the time of investment are considered mid-cap companies for purposes of the Fund. The Company may revise this definition based on market conditions. Some of the Fund's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Fund seeks to reduce risk by diversifying among many companies and industries. The Fund does not seek to invest in securities that pay dividends or interest, and any such income is incidental.

         The Fund is normally managed using a growth-oriented investment approach. For growth investors, the aim is to invest in companies that are already successful but could be even more so. The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these companies may include above-average growth of earnings or earnings that exceed analysts' expectations. The Sub-advisor may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

         The Sub-advisor follows a disciplined selling strategy, and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

         As a Fund that invests primarily in the stocks of mid-cap companies, the Fund's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Fund's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although equity securities are normally the Fund's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income Securities. The Fund may invest up to 35% of its total assets, measured at the time of investment, in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Fund deteriorates so that they are no longer investment grade, the Fund will sell such securities in an orderly manner so that the Fund's holdings of such securities do not exceed 5% of its total assets.

         Foreign Securities. The Fund may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Fund's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Fund may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options. The Fund may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

         Temporary Investments. When the Fund anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

ASAF Neuberger Berman Mid-Cap Value Fund:

Investment Objective: The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective, the Fund primarily invests in the common stocks of mid-cap companies. Some of the Fund's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

          Under the Fund's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Fund managers may identify value stocks in several ways, including based on earnings, book value or other financial measures. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

         As a Fund that invests primarily in the stocks of mid-cap companies, the Fund's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. While value investing historically has involved less risk than investing in growth companies, the stocks purchased by the Fund may remain undervalued during a short or extended period of time. This may happen because value stocks as a category lose favor with investors compared to growth stocks, or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity securities are normally the Fund's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income Securities. The Fund may invest up to 35% of its total assets, measured at the time of investment, in fixed income or debt securities. The Fund may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Fund may invest.

         Foreign Securities. The Fund may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Fund's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Fund may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options. The Fund may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The value of securities against which options will be written will not exceed 10% of the Fund's net assets.

         Temporary Investments. When the Fund anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

ASAF ALLIANCE GROWTH FUND:

Investment Objective: The investment objective of the Fund (formerly, the ASAF Oppenheimer Large-Cap Growth Fund) is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:

The Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-60 companies will be represented in the Fund, with the 25 companies most highly regarded by the Sub-advisor usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

The Sub-advisor's investment strategy for the Fund emphasizes stock selection. The Sub-advisor relies heavily upon the fundamental analysis and research of its internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, the Sub-advisor seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both by purchasing or increasing positions on weakness and selling or reducing overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio.

Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. The Sub-advisor therefore seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The  Sub-advisor   expects  the  average  market   capitalization  of  companies
represented in the Fund normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

Because the Fund invests primarily in stocks, the Fund is subject to the risks associated with stock investments, and the Fund's share price therefore may fluctuate substantially. The Fund's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Fund (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Fund's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Fund invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's share price.

Other Investments:

In addition to investing in equity securities, the Fund also may:

--   invest up to 20% of its net assets in convertible securities;

--   invest up to 5% of its net assets in rights or warrants;

--   invest up to 15% of its total assets in foreign securities;

-- purchase and sell exchange-traded index options and stock index futures contracts; and

-- write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all options, 10% of its total assets.

For additional information on the types of investments other than common stocks in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. Although it does not expect to do so ordinarily, when business or financial conditions warrant the Fund may assume a temporary defensive position and invest in high-grade, short-term, fixed-income securities (which may include U.S. Government securities) or hold its assets in cash. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

ASAF Marsico Capital Growth Fund:

Investment Objective: The investment objective of the Fund is to seek capital growth. This is a fundamental objective of the Fund. Income is not an investment objective and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Principal Investment Policies and Risks:

             The Fund will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of the Fund's assets will be invested in the common stocks of larger, more established companies.

             In selecting investments for the Fund, the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection. The "top down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment, and the global competitive landscape. In addition, the Sub-advisor examines such factors as the most attractive global investment opportunities, industry consolidation, and the sustainability of economic trends. As a result of this "top down" analysis, the Sub-advisor identifies sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

             The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is appropriate for investment by the Fund, the Sub-advisor focuses on a number of different attributes, including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, and the ability to generate free cash flow), strong management, and reasonable valuations in the context of projected growth rates. This is called "bottom up" stock selection.

             The primary risk associated with investment in the Fund will be the risk that the equity securities held by the Fund will decline in value. The risk of the Fund is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

             Although it is the general policy of the Fund to purchase and hold securities for capital growth, changes in the Fund will be made as the Sub-advisor deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

             Special Situations. The Fund may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

             The Fund may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Fund perceives an opportunity for capital growth from such securities. The Fund may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

             The Fund may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

             Index/structured Securities. The Fund may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

             Futures, Options and Other Derivative Instruments. The Fund may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Fund's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as increasing the Fund's income or otherwise enhancing return.

             For an additional discussion of many of these types of securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Temporary  Investments.  Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Fund's cash position without limitation when the Sub-advisor believes that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

ASAF JANUS CAPITAL GROWTH FUND:

Investment Objective: The investment objective of the Fund is to seek growth of capital.

Principal Investment Policies and Risks:

             The Fund will pursue its objective by investing in its corresponding Portfolio, which in turn will invest primarily in common stocks. Common stock investments will be in companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Current income is not a significant factor in choosing investments.

             Because the Portfolio invests a substantial portion (or all) of its assets in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's (and Fund's) share price therefore may fluctuate substantially. This is true despite the Portfolio's focus on the stocks of larger more-established companies. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities in which the Portfolio invests, the Fund is designed for those who are investing for the long term.

             The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.

             Special Situations. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

             Although the Sub-advisor expects to invest primarily in equity securities, the Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

     -- 35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).

     --   25% of its assets in mortgage- and asset-backed securities.

     --   10%  of its  assets  in  zero  coupon,  pay-in-kind  and  step  coupon
          securities   (securities  that  do  not,  or  may  not  under  certain
          circumstances, make regular interest payments).

The Fund may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

             Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

             Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

             For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Temporary Investments. The Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity for the Portfolio and the Fund to achieve their investment objectives of capital growth will be limited.

ASAF MANAGED INDEX 500 FUND:

Investment Objective: The investment objective of the Fund (formerly, the ASAF Bankers Trust Managed Index 500 Fund) is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R)") through stock selection resulting in different weightings of common stocks relative to the index.

Principal Investment Policies and Risks:

         The Fund will invest primarily in the common stocks of companies included in the S&P 500. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Sub-advisor believes that the S&P 500 is representative of the performance of publicly traded common stocks in the U.S. in general.



     In seeking to outperform the S&P 500, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of fundamental quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500. Based on these criteria, the Sub-advisor determines whether the Fund should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500 that the stock represents. In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500 stocks should not be held by the Fund in any amount, and (2) certain equity securities that are not included in the S&P 500 should be held by the Fund. The Fund will not invest more than 15% of its total assets in equity securities of companies not included in the S&P 500.


             As a mutual fund investing primarily in common stocks, the Fund is subject to the risk that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The Sub-advisor believes that the various quantitative criteria used to determine which stocks to over- or under-weight will balance each other so that the overall risk of the Fund is not likely to differ materially from the risk of the S&P 500 itself. While the Fund attempts to outperform the S&P 500, it is not expected that any outperformance will be substantial. The Fund also may underperform the S&P 500 over short or extended periods.



         About the S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500 is determined by S&P based on such factors as market capitalization, trading activity, and whether the stock is representative of stocks in a particular industry group. The composition of the S&P 500 may be changed from time to time. "Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


Other Investments:

         Derivatives. The Fund may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options, warrants and convertible securities. These instruments may be used for several reasons: to simulate full investment in the S&P 500 while retaining cash for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when the futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or the S&P 500. The Fund will not use derivatives for speculative purposes or to leverage its assets. The Fund will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Fund's assets and the percentage of the Fund's assets being used to cover its obligations under futures and options does not exceed 50%.

         Additional information about these derivative instruments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Fund may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. These securities include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by any of the states, repurchase agreements, commercial paper, and certain bank obligations. The Fund will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

ASAF ALLIANCE GROWTH AND INCOME FUND:

Investment Objective: The investment objective of the Fund (formerly, the ASAF Lord Abbett Growth and Income Fund) is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.


Principal Investment Policies and Risks:


             The Fund normally will invest in common stocks (and securities convertible into common stocks). Typically, in choosing stocks, the Sub-advisor looks for companies using the following process:


o Quantitative research is performed on a universe of large, seasoned, U.S. and multinational companies to identify which stocks the Sub-advisor believes represent the best bargains;


o    Fundamental   research  is  conducted  to  assess  a  company's   operating
     environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.


             The Sub-advisor will take a value-oriented approach, in that it will try to keep the Fund's assets invested in securities that are selling at reasonable prices in relation to their value. In doing so, the Fund may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

             The prices of the common stocks that the Fund invests in will fluctuate. Therefore, the Fund's share price will also fluctuate, and may decline substantially. While there is the risk that an investment will never reach what the Sub-advisor believes is its full value, or go down in value, the Fund's risk and share price fluctuation (and potential for gain) may be less than many other stock funds because of the Fund's emphasis on large, seasoned company value stocks.

Other Investments:


             The Fund, in addition to investing in common stocks and convertible securities, may write covered call options listed on domestic securities exchanges with respect to securities in the Fund. It is not intended for the Fund to write covered call options with respect to securities with an aggregate market value of more than 10% of the Fund's net assets at the time an option is written. The Fund also may purchase and sell forward and futures contracts and related options for hedging purposes. The Fund may also invest up to 10% of the Fund's net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.


             Temporary Investments. The Fund may invest in short-term debt and other high quality fixed-income securities to create reserve purchasing power and also for temporary defensive purposes. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

ASAF MFS GROWTH WITH INCOME FUND:

Investment Objective: The investment objective of the Fund is to seek to provide reasonable current income and long-term capital growth and income.

Principal Investment Policies and Risks:

             The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The stocks in which the Fund invests generally will pay dividends. While the Fund may invest in companies of any size, the Fund generally focuses on companies with larger market capitalizations that the Sub-advisor believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

             The Sub-advisor uses a "bottom up," as opposed to "top down," investment style in managing the Fund. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

             The Fund may invest up to 20% of its total assets in foreign equity securities.

             As with any fund investing primarily in common stocks, the value of the securities held by the Fund may decline in value, either because of changing economic, political or market conditions or because of the economic condition of the company that issued the security. These declines may be substantial. In light of the Fund's focus on income-producing large-cap stocks, the risk and share price fluctuations of the Fund (and its potential for gain) may be less than many other stock funds. The Fund may invest in foreign companies, including companies located in developing countries, and it therefore will be subject to risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:

             Although the Fund will invest primarily in common stocks and related securities, the Fund may also invest in debt securities, including variable and floating rate securities and zero coupon, deferred interest and pay-in-kind bonds. The Fund may also purchase warrants and make short sales "against the box."

         Futures, Options and Forward Contracts. The Fund may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Fund may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Fund may purchase and write (sell) options on securities, stock indices and foreign currencies.

             For more information on the types of securities other than common stocks in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

             Temporary Investments. The Fund may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Fund may hold cash or invest in cash equivalents such as short-term U.S. government securities, commercial paper and bank instruments. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

ASAF INVESCO Equity Income Fund:


Investment Objective: The investment objective of the Fund is to seek capital growth and current income while following sound investment practices.


Principal Investment Policies and Risks:

             The Fund seeks to achieve its objective by investing in its corresponding Portfolio, which in turn will seek to invest in securities that are expected to produce relatively high levels of income and consistent, stable returns. The Portfolio normally will invest at least 65% of its assets in dividend-paying common and preferred stocks of domestic and foreign issuers. Up to 30% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. In addition, the Portfolio normally will have some portion of its assets invested in debt securities or convertible bonds. The
Portfolio may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries considered to be developing. These foreign investments may serve to increase the overall risks of the Portfolio.

             The Portfolio's investments in common stocks may, of course, decline in value, which will result in declines in the Portfolio's (and Fund's) share price. Such declines could be substantial. To minimize the risk this presents, the Sub-advisor will not invest more than 5% of the Portfolio's assets in the securities of any one company or more than 25% of the Portfolio's assets in any one industry. In light of the Portfolio's focus on income producing stocks, its risk and share price fluctuation (and potential for gain) may be less than many other stock funds.

             Debt Securities. The Portfolio's investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Although the Sub-advisor will limit the Portfolio's debt security investments to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard & Poor's Corporation or Moody's Investors Services, Inc., or equivalent unrated debt securities ("junk bonds").

             In order to minimize its risk in investing in debt securities, the Portfolio will invest no more than 15% of its assets in junk bonds, and in no event will the Portfolio ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's. While the Sub-advisor will monitor all of the debt securities in the Portfolio for the issuers' ability to make required principal and interest payments and other quality factors, the Sub-advisor may retain in the Portfolio a debt security whose rating is changed to one below the minimum rating required for purchase of such a security. For a discussion of the special risks involved in lower-rated bonds, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments:

             In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes or government securities, or held in cash. While the Portfolio is in a defensive position, the opportunity for the Portfolio and Fund to achieve their investment objectives may be limited.

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND:

Investment Objective: The investment objective of the Fund is to seek capital growth and current income.

Principal Investment Policies and Risks:

             The Sub-advisor intends to maintain approximately 60% of the Fund's assets in equity securities and the remainder in bonds and other fixed income securities. Both the Fund's equity and fixed income investments will fluctuate in value. The equity securities will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers. As a Fund that invests both in equity and fixed income securities, the Fund's risk of loss and share price fluctuation will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities.

             Equity Investments. With the equity portion of the Fund, the Sub-advisor utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded U.S. companies as measured by market capitalization. These rankings are determined by using a computer model that combines measures of a stock's value and measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

             In the second step, the Sub-advisor uses a technique called portfolio optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described earlier that it thinks will provide the best balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk.


             Fixed Income Investments. The Sub-advisor intends to maintain approximately 40% of the Fund's assets in fixed income securities. Up to 20% of the Portfolio's fixed income securities will be invested in foreign fixed income securities. These percentages will fluctuate and may be higher or lower depending on the mix the Sub-advisor believes will be most appropriate for achieving the Fund's objectives. A minimum of 25% of the Fund's assets will be invested in fixed income senior securities.


             The fixed income portion of the Fund is invested in a diversified portfolio of government securities, corporate fixed income securities, mortgage-backed and asset-backed securities, and similar securities. The Sub-advisor's strategy is to actively manage the Fund by investing the Fund's fixed income assets in sectors it believes are undervalued (relative to the other sectors) and which represent better relative long-term investment opportunities.

             The Sub-advisor will adjust the weighted average portfolio maturity in response to expected changes in interest rates. Under normal market conditions, the weighted average maturity of the fixed income portion of the Fund will range from 3 to 10 years. During periods of rising interest rates, the weighted average maturity may be reduced in order to reduce the effect of bond price declines on the Fund's net asset value. When interest rates are falling and bond prices are rising, the Fund may be moved toward the longer end of its maturity range.

             Debt securities that comprise the Fund's fixed income portfolio will primarily be investment grade obligations. However, the Fund may invest up to 10% of its fixed income assets in high-yield securities or "junk bonds." Regardless of rating levels, all debt securities considered for purchase by the Fund are analyzed by the Sub-advisor to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the Fund. For an additional discussion of lower-rated securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

             In determining the allocation of assets among U.S. and foreign capital markets, the Sub-advisor considers the condition and growth potential of the various economies; the relative valuations of the markets; and social, political, and economic factors that may affect the markets. The Sub-advisor also considers the impact of foreign exchange rates in selecting securities denominated in foreign currencies.

             Foreign Securities. The Fund may invest up to 25% of its total assets in equity and debt securities of foreign issuers, including foreign governments and their agencies, when these securities meet its standards of selection. (As noted above, approximately 20% of the fixed income portion of the Fund normally will be invested in foreign securities.) These investments will be made primarily in issuers in developed markets. The Fund may make such investments either directly in foreign securities, or by purchasing depositary receipts for foreign securities. To protect against adverse movements in exchange rates between currencies, the Fund may, for hedging purposes only, enter into forward currency exchange contracts and buy put and call options relating to currency futures contracts.

Other Investments:

             The Fund may make short sales "against the box." The Fund may also invest in derivative securities. Certain of these derivative securities may be described as "index/structured" securities, which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts), currencies, interest rates, securities indices or other financial indicators ("reference indices"). The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

             For  further   information  on  these   securities  and  investment
practices, see this Prospectus under "Certain Risk Factors and Investment Methods."

ASAF FEDERATED HIGH YIELD BOND FUND:

Investment Objective: The investment objective of the Fund is to seek high current income by investing primarily in fixed income securities. The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations.

Principal Investment Policies and Risks:

             The Fund will invest at least 65% of its assets in lower-rated corporate fixed income securities ("junk bonds"). These fixed income securities may include preferred stocks, convertible securities, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. The securities in which the Fund invests usually will be rated below the three highest rating categories of a nationally recognized rating organization (AAA, AA, or A for Standard & Poor's Corporation ("Standard & Poor's") and Aaa, Aa or A for Moody's Investors Service, Inc. ("Moody's")) or, if unrated, are of comparable quality. There is no lower limit on the rating of securities in which the Fund may invest. The Fund may purchase or hold securities rated in the lowest rating category or securities in default.

             A fund that invests primarily in lower-rated fixed income securities will be subject to greater risk and share price fluctuation than a typical fixed income fund, and may be subject to an amount of risk that is comparable to or greater than many equity funds. Lower-rated securities will usually offer higher yields than higher-rated securities, but with more risk of loss of principal and interest. This is because of the reduced creditworthiness of the securities and the increased risk of default. Like equity securities, lower-rated fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated fixed income securities, which tend to react primarily to fluctuations in market interest rates.

             An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in industries sensitive to market cycles, where deterioration in a company's cash flow may impair its ability to meet its obligations under the bonds. From time to time, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, the value of the securities may fall, and the Fund may bear legal or administrative expenses in order to maximize recovery from an issuer.

             The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to these securities and their issuers, whether or not warranted, may also affect the price or liquidity of lower-rated bonds. For an additional discussion of the risks involved in lower-rated securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

     Credit Research. The Sub-advisor will perform its own credit analysis in addition to using rating organizations and other sources, and may have discussions with the issuer's management or other investment analysts regarding issuers. The Sub-advisor's credit analysis will consider the issuer's financial soundness, its responsiveness to changing business and market conditions, and its anticipated cash flow and earnings. In evaluating an issuer, the Sub-advisor places special emphasis on the estimated current value of the issuer's assets rather than their historical cost.

     Diversification. The Sub-advisor invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

     Economic Analysis. The Sub-advisor will analyze current developments and trends in the economy and in the financial markets.

Other Investments:

             Under normal circumstances, the Fund will not invest more than 10% of its total assets in equity securities. The Fund may invest up to 10% of its total assets in foreign securities that are not publicly traded in the United States.

             The Fund may own zero coupon bonds or pay-in-kind securities, which are fixed income securities that do not make regular cash interest payments. The prices of these securities are generally more sensitive to changes in market interest rates than are conventional bonds. Additionally, interest on zero coupon bonds and pay-in-kind securities must be reported as taxable income to the Fund even though it receives no cash interest until the maturity of such securities.

             The Portfolio may invest in securities issued by real estate investment trusts, which are companies that hold real estate or mortgage investments. Usually, real estate investment trusts are not diversified, and, therefore, are subject to the risks of a single project or a small number of projects. They also may be heavily dependent on cash flows from the property they own, may bear the risk of defaults on mortgages, and may be affected by changes in the value of the underlying property.

             Temporary Investments. The Fund may also invest all or a part of its assets temporarily in cash or cash items for defensive purposes during times of unusual market conditions or to maintain liquidity. Cash items may include certificates of deposit and other bank obligations; commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective of high current income may be limited.

ASAF TOTAL RETURN BOND FUND:

Investment Objective: The investment objective of the Fund is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

             The Fund will invest in its corresponding Portfolio, at least 65% of the assets of which will be invested in the following types of fixed income securities;

o securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

o corporate debt securities, including convertible securities and commercial paper;

o    mortgage and other asset-backed securities;

o structured notes, including hybrid or "indexed" securities, and loan participations;

o    delayed funding loans and revolving credit securities;

o    bank certificates of deposit, fixed time deposits and bankers' acceptances;

o    repurchase agreements and reverse repurchase agreements;

o obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

o    obligations of international agencies or supranational entities.

             Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

             The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

             Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

             Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

             The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in. More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, is included below under "Certain Risk Factors and Investment Methods."

             U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

             Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

             While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

             Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

             Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

             Catastrophe Bonds. Catastrophe bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event. The trigger event may be, for example, a hurricane or an earthquake in a specific geographic region that causes losses exceeding a specific amount. If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond.
Catastrophe bonds may also expose the Portfolio to certain other risks, including default, adverse regulatory interpretation, and adverse tax consequences.

             Mortgage-Backed and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

             Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements (as described below under "Certain Risk Factors and Investment Methods"), the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like any borrowings, will tend to exaggerate fluctuations in Portfolio's (and Fund's) share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

             Foreign  Securities.  The  Portfolio  may  invest  up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its assets in securities of issuers based in developing countries (as determined by the Sub-advisor). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

             Short Sales "Against the Box." The Portfolio may sell securities short "against the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

             For a discussion of futures and options and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods." The Portfolio's investments in swap agreements are described directly below.

             Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

             Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

             Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

ASAF JPM MONEY MARKET FUND:

Investment Objective: The investment objective of the Fund is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

             As a money market fund, the Fund seeks to maintain a stable net asset value of $1.00 per share. In other words, the Fund attempts to operate so that shareholders do not lose any of the principal amount they invest in the Fund. Of course, there can be no assurance that the Fund will achieve its goal of a stable net asset value, and shares of the Fund are neither insured nor guaranteed by the U.S. government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Fund's net asset value to fall below $1. In addition, the income earned by the Fund will fluctuate based on market conditions and other factors.

             The Fund invests in its corresponding Portfolio. Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S. dollar-denominated securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Directors of the Company, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

o if rated by only one nationally recognized statistical rating organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

o if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

o it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest.

             Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

             United States Government Obligations. The Portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities either directly or through repurchase agreements. U.S. Government obligations include:
(i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some U.S. Government Obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

             Bank Obligations. The Portfolio may invest in high quality United States dollar-denominated negotiable certificates of deposit, time deposits and bankers' acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

             Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is United States dollar-denominated and is not subject to foreign withholding tax.

             Asset-Backed Securities. As may be permitted by current laws and regulations, the Portfolio may invest in asset-backed securities up to 10% of its net assets.

             Synthetic Instruments. As may be permitted by current laws and regulations and if expressly permitted by the Trustees of the Trust, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

     Foreign Securities. Foreign investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

             For more information on certain of these investments, see this Prospectus under "Certain Risk Factors and Investment Methods."

                               PORTFOLIO TURNOVER

             Each Non-Feeder Fund and Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that it would be in the Fund's or Portfolio's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment Manager's control. Such transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

             Although turnover rates may vary substantially from year to year, it is anticipated that the following Portfolios and Non-Feeder Funds may regularly have annual rates of turnover exceeding 100%.

         ASAF Founders International Small Capitalization Fund ASAF Janus Overseas Growth Fund ASAF Janus Small-Cap Growth Fund ASAF Kemper Small-Cap Growth Fund ASAF Neuberger Berman Mid-Cap Growth Fund ASAF Neuberger Berman Mid-Cap Value Fund ASAF Marsico Capital Growth Fund ASMT Janus Capital Growth Portfolio ASMT PIMCO Total Return Bond Portfolio

             A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by a Fund and will reduce its performance. High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

                                HOW TO BUY SHARES

MINIMUM INVESTMENTS:

             You can open a Fund account with a minimum initial investment of $1,000 in a particular Fund and make additional investments to the account at any time with as little as $50. The initial investment minimum is reduced to $50 per Fund through "Automatic Investment Plans," which are discussed in this Prospectus under "Special Investment Programs and Privileges." Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund.

METHODS OF BUYING SHARES:

             Each Fund offers four different classes of shares -- Class A shares, Class B shares, Class C shares and Class X shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different sales charges, expenses and, likely, different share prices. When you purchase shares of the Funds, be sure to specify the class of shares of the Fund(s) you wish to purchase. If you do not choose, your investment will be made in Class A shares. See below for a detailed description of each class.

             You can purchase shares of the Funds through any selling dealer, broker, bank or other financial institution ("dealers"), or directly through the Company. Methods of purchasing shares include:

     Buying Shares Through Your Dealer. Your dealer will place your order with the Company on your behalf.

             Buying Shares Through the Company. Make your check payable to "American Skandia Advisor Funds, Inc." and mail your investment, along with your completed account application, to the address indicated on the application. Please include an investment dealer on the application. If an application is submitted without a dealer listed, American Skandia Marketing, Incorporated (the "Distributor") will act as your agent in buying the Shares.

Buying Shares Through Wire Transfer. You should instruct your bank to transfer funds by wire to:

                                 ABA # 011000028

                        State Street Bank & Trust Company

                              Boston, Massachusetts

                                 DDA # 99052995

                    FBO: American Skandia Advisor Funds, Inc.

                          Fund Name and Class of Shares

                       Shareholder Name and Account Number

             Buying Shares Through Bank-Linked Accounts. If you have selected this option on your account application, you may link your Fund account to your designated bank account electronically. Purchase minimums and sales charges will apply.

PURCHASE ORDERS:

             Purchase orders for the Funds are accepted only on days on which the New York Stock Exchange ("NYSE") is open for business (a "business day"). Orders received by Boston Financial Data Services, Inc. (the "Transfer Agent") on any business day prior to the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) will receive the offering price calculated at the close of trading that day. The offering price is the net asset value ("NAV") plus any initial sales charge that applies. Orders received by the Transfer Agent after the close of trading on a business day, but prior to the close of business on the next business day, will receive the offering price calculated at the close of trading on that next business day. For a discussion of how NAV is determined, see this Prospectus under "Determination of Net Asset Value." If you purchase shares through a dealer, your dealer is responsible for forwarding payment promptly to the Transfer Agent.

             The Company, the Distributor or the Transfer Agent reserves the right to reject any order for the purchase of a Fund's shares. The Company may cancel any purchase order for which payment has not been received by the fifth business day after placement of the order. Additionally, if the purchase payment does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or the Transfer Agent has incurred. If the Transfer Agent deems it appropriate, additional documentation for any order may be required, and the order will not be considered to be received until such additional documentation is received.

PURCHASE OF CLASS A SHARES:

             Class A shares (other than Class A shares of the ASAF JPM Money Market Fund) are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of your investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. The Fund receives an amount equal to the NAV to invest for your account. A portion of the sales charge is retained by the Distributor and a portion is allocated to your dealer. The Distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period. The current sales charge rates are as follows:

                                    High Yield Bond & Total Return Bond Funds:     All Other Funds (other than Money Market
                                                                                                    Fund):

                                   Front-end Sales        Front-end Sales         Front-end Sales        Front-end Sales
                                   Charge (as % of        Charge (as % of amt.    Charge (as % of        Charge (as % of amt.
                                           --------               -------------           --------               ------------
                                   offering price)        invested)               offering price)        invested)
                                   ---------------        ---------               ---------------        ---------
Amount of Purchase:

Less than $50,000                      4.25%                  4.44%                   5.75%                  6.10%
$50,000 up to $100,000                 3.75%                  3.90%                   5.00%                  5.26%
$100,000 up to $250,000                3.25%                  3.36%                   4.00%                  4.17%
$250,000 up to $500,000                2.25%                  2.30%                   3.00%                  3.09%
$500,000 up to $1 million              1.50%                  1.52%                   2.25%                  2.30%

             Class A shares of the ASAF JPM Money Market Fund are sold at their net asset value without an initial sales charge. However, holders of Class A shares of this Fund may be charged a sales charge when they exchange those shares for Class A shares of the other Funds. See "How to Exchange Shares" below.

             Purchases Subject to a Contingent Deferred Sales Charge ("CDSC"). There is no initial sales charge on purchases of Class A shares of any one or more of the Funds in the following cases:

o    Purchases aggregating $1 million or more;

o Purchases by an employer-sponsored retirement plan under section 403(b) of the Code that features an employer contribution or "match"; or

o Purchases by an employer-sponsored retirement plan under section 401(a) of the Code (including a 401(k) plan) with at least 25 eligible employees or that uses the services of a third party administrator that has established an electronic link with the Company.

             However, if such Class A shares are redeemed within 12 months of the first business day of the calendar month of their purchase, a CDSC ("Class A CDSC") will be deducted from the redemption proceeds. The Class A CDSC will not apply to redemptions of shares acquired by the reinvestment of dividends or capital gains distributions or redemptions for the purpose of making distributions or loans to section 401(a) or 403(b)(7) plan participants, and will be waived under certain circumstances described in the Company's SAI. The Class A CDSC will be equal to 1.0% of the lesser of the shares' NAV at the time of redemption or the time of purchase. Therefore, any increase in the share price is not subject to the CDSC. The Class A CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund. To determine whether the Class A CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

             Reduction of Initial Sales Charges for Class A Shares. You may be eligible to buy Class A shares at reduced initial sales charge rates in one or more of the following ways:

     Combined Purchases. Initial sales charge reductions are available by combining into a single transaction the purchase of Class A shares with the purchase of any other class of shares. Qualifying purchases include those by you, your spouse and your children under the age of 21 (if all parties are purchasing shares for their own account), those by certain tax qualified plans such as IRAs, SIMPLE IRAs, individual type 403(b)(7) plans, and single participant Keogh type plans for the benefit of such individuals, and those by a company controlled by such individuals

     Rights of Accumulation. The initial sales charge for your investment in Fund shares may also be reduced by aggregating the amount of such investment with the current value of all Fund shares currently owned by you at the time of your current purchase. The rules described above under "Combined Purchases" may apply.

     Letter of Intent ("LOI"). You may reduce the initial sales charge rate that applies to your purchases of Class A shares by meeting the terms of an LOI -- a non-binding commitment to invest a certain amount within a thirteen-month period from your initial purchase. The total amount of your intended purchases of all Classes of shares will determine the sales charge rate for Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the LOI. Part of the LOI amount will be held in escrow to cover additional sales charges that may be due if your total investments over the LOI period are not sufficient to qualify for the intended sales charge reduction. The rules described above under "Combined Purchases" may apply.

             Waiver of All Class A Sales Charges. No sales charge is imposed on purchases of Class A shares in connection with various types of transactions and for various types of investors. These sales charge waivers include: (1) shares purchased by the reinvestment of loan repayments by a participant in a retirement plan; (2) shares purchased by the reinvestment of distributions received from a Fund; (3) shares purchased and paid for with the proceeds of shares redeemed in the prior 180 days from a mutual fund on which an initial sales charge or CDSC was paid; (4) purchases by former participants in a qualified retirement plan, where a portion of the plan was invested in the Company; (5) purchases by non-qualified deferred compensation plans; (6) purchases under arrangements between the Company and organizations which make recommendations to or permit group solicitations of its employees, members or participants; (7) purchases by employees and registered representatives (and their parents, spouses and dependent children) of dealers if the purchase is for the purchaser's own account (or for the benefit of an employee's parents, spouse, parents of spouse, or minor children); and (8) purchases by clients of a dealer or other investment professional that has entered into an agreement with the Distributor providing for the use of Fund shares in investment products or services made available to its clients (those clients may be charged separate fees by their dealer for the products or services).

             In order to receive the above sales charge reductions or waivers, you must notify the Transfer Agent of the reduction or waiver request when you place your purchase order. The Transfer Agent may require evidence of your qualification for such reductions or waivers. Additional information about the above sales charge reductions or waivers can be obtained from the Transfer Agent by calling 1-800-SKANDIA.

PURCHASE OF CLASS B SHARES:

             Because in most cases it is more advantageous for an investor to purchase Class A shares for amounts in excess of $500,000, a request to purchase Class B shares for $500,000 or more will normally be considered as a purchase request for Class A shares or declined.

             Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within 7 years of their purchase, a CDSC ("Class B CDSC") will be deducted from the redemption proceeds. The Class B CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the lesser of the shares' NAV at the time of redemption or the time of purchase. Therefore, any increase in the share price is not subject to the CDSC. The Class B CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class B shares. The Distributor has assigned its right to receive any Class B CDSC, as well as any distribution and service fees discussed below under "Distribution Plans," to a third party that provides funding for the up-front sales concession payments.

             To determine whether the Class B CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class B CDSC will depend on the number of years since your investment and the amount being redeemed, according to the following schedule:

                  Redemption During:                      Class B CDSC (as % of amount subject to charge):
                  -----------------                       -----------------------------------------------

                  1st year after purchase                                       6.0%
                  2nd year after purchase                                       5.0%
                  3rd year after purchase                                       4.0%
                  4th year after purchase                                       3.0%
                  5th year after purchase                                       2.0%
                  6th year after purchase                                       2.0%
                  7th year after purchase                                       1.0%
                  8th year after purchase                                       None

             For purposes of determining the CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made.

             Waiver of Class B CDSC. The Class B CDSC will be waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions under a Systematic Withdrawal Plan as described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class B shares of the Company; (5) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class B shares of the Company; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

             Automatic Conversion of Class B Shares. Eight years after you purchase Class B shares of a Fund, those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class B shareholders of the higher asset-based distribution charge that applies to Class B shares under the Class B Distribution and Service Plan described below under "Distribution Plans." The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class B shares purchased through the reinvestment of dividends or capital gains ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

PURCHASE OF CLASS X SHARES:

             Class X shares are currently only offered to certain "Qualified" purchasers (including, but not limited to, IRAs, Roth IRAs, Education IRAs, SEP IRAs, SIMPLE IRAs and 403(b)(7) plans). Any request for "Non-Qualified" purchases of Class X shares up to $500,000 will normally be considered as a purchase request for Class B shares or declined. Any request for "Non-Qualified" purchases of Class X shares above $500,000 will be considered as a purchase request for Class A shares or declined. Because it is more advantageous for an investor to purchase Class A shares for amounts in excess of $1,000,000, a request to purchase Class X shares for $1,000,000 or more will normally be considered as a purchase request for Class A shares or declined.

             Class X shares are sold at NAV per share without an initial sales charge. In addition, investors purchasing Class X shares will receive, as a bonus, additional shares having a value equal to 2.50% of the amount invested ("Bonus Shares"). The Distributor pays for the Bonus Shares as part of its services to the Funds. The Distributor expects to recover the costs of purchasing Bonus Shares through fees received under the Class X Distribution and Service Plan discussed below. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for Bonus Shares.

             Although Class X shares are sold without an initial sales charge, if Class X shares are redeemed within 8 years of their purchase (7 years in the case of Class X shares purchased prior to August 19, 1998), a CDSC ("Class X CDSC") will be deducted from the redemption proceeds. The Class X CDSC will not apply to redemptions of Bonus Shares or shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The Class X CDSC will be assessed on the lesser of the NAV of the shares at the time of redemption or the time of purchase. Therefore, any increase in the share price is not subject to the CDSC. The Class X CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares. The Distributor has assigned its right to receive any Class X CDSC, as well as any distribution and service fees discussed below under "Distribution Plans," to a third party that provides funding for the up-front sales concession payments.

             To determine whether the Class X CDSC applies to a redemption, the Fund first redeems shares not subject to a CDSC (shares acquired by reinvestment of dividends and capital gains distributions, Bonus Shares, and shares held for over 8 years) and then redeems other shares in the order they were purchased (such that shares held the longest are redeemed first). The amount of the Class X CDSC will depend on the number of years since your investment and the amount being redeemed, according to the following schedule:

                  Redemption During:                      Class X CDSC (as % of amount subject to charge):
                  -----------------                       -----------------------------------------------

                  1st year after purchase                                       6.0%
                  2nd year after purchase                                       5.0%
                  3rd year after purchase                                       4.0%
                  4th year after purchase                                       4.0%
                  5th year after purchase                                       3.0%
                  6th year after purchase                                       2.0%
                  7th year after purchase                                       2.0%
                  8th year after purchase                                       1.0%
                  9th or 10th year after purchase                               None

             For purposes of determining the CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made. In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

             Waiver of Class X CDSC. The Class X CDSC will be waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class X shares of the Company; (4) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class X shares of the Company; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

             Automatic Conversion of Class X Shares. Ten years after you purchase Class X shares of a Fund (eight years in the case of Class X shares purchased prior to August 19, 1998), those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class X shareholders of the higher asset-based distribution charge that applies to Class X shares under the Class X Distribution and Service Plan described below under "Distribution Plans." The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class X shares purchased through the reinvestment of dividends or capital gains ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class X non-Dividend Shares to your total Class X non-Dividend Shares.

PURCHASE OF CLASS C SHARES:

             Because it is more advantageous for an investor to purchase Class A shares for amounts in excess of $1,000,000, a request to purchase Class C shares for $1,000,000 or more will be considered as a purchase request for Class A shares or declined.

             Class C shares are sold at NAV per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of the first business day of the calendar month of their purchase, a CDSC ("Class C CDSC") of 1.0% will be deducted from the redemption proceeds. The Class C CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and will be waived under certain circumstances described below. The charge will be assessed on the lesser of the NAV of the shares at the time of redemption or the time of purchase. Therefore, any increase in the share price is not subject to the CDSC. The Class C CDSC is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

             To determine whether the Class C CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

             Waiver of Class C CDSC. The Class C CDSC will be waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions under a Systematic Withdrawal Plan as described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) distributions or loans to participants of qualified retirement plans and other employee benefit plans; (5) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class C shares of the Company; (6) the portion of any substantially equal periodic payments (as described in Section 72(f) of the Code) equal to the percentage of your plan assets held in Class C shares of the Company; and (7) the return of excess contributions from an IRA, SIMPLE IRA or 401(k) plan

DISTRIBUTION PLANS:

             The Company has adopted a Distribution and Service Plan (commonly known as a "12b-1 Plan") for each Class of shares to compensate the Distributor for its services and costs in distributing shares and servicing shareholder accounts. Under the Distribution and Service Plan for Class A shares, the Fund pays the Distributor 0.50% of the Fund's average daily net assets attributable to Class A shares. Under the Plans for Class B, X and C shares, the Fund pays the Distributor 1.00% of the Fund's average daily net assets attributable to the relevant Class of shares. Because these fees are paid out of a Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in the Fund and may be more costly than other types of sales charges.

             The Distributor uses distribution and service fees received under each Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, the Distributor uses distribution and service fees received under the Class X Plans as reimbursement for its purchases of Bonus Shares.

             In addition, the Company has adopted a Supplemental Distribution Plan under Rule 12b-1 and the Trust has adopted a Distribution Plan under Rule 12b-1 (together, the "Supplemental Plans"). The Supplemental Plans permit the Distributor to receive brokerage commissions in connection with purchases and sales of securities held by the Funds and Portfolios, and to use these commissions to promote the sale of shares of the Company. Under the Supplemental Plans, transactions for the purchase and sale of securities for a Fund or Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to the Distributor for "introducing" transactions to the clearing broker. In turn, the Distributor will use the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to selling dealers. No Fund or Portfolio will pay any new fees or charges resulting from the Supplemental Plans, nor is it expected that the brokerage commissions paid by a Fund or Portfolio will increase as the result of implementation of the Supplemental Plans.

                   SPECIAL INVESTMENT PROGRAMS AND PRIVILEGES

             Automatic Investment Plans ("AIP"). You may make regular monthly investments through an automatic withdrawal from your bank account ($50 minimum per Fund). Sales charges will apply.

     Automatic Dividend Reinvestment. Dividend and capital gains distributions can automatically be reinvested in additional shares at no sales charge.

             Automatic Dividend Diversification ("ADD"). You may automatically reinvest dividends and capital gains distributions paid by one Fund into shares of the same class of another Fund, provided that you have already met that Fund's minimum initial purchase requirement. No initial sales charge or CDSC will apply to the purchased shares.

             Dollar Cost Averaging ("DCA"). You can set up monthly or quarterly exchanges in amounts of $50 or more from one Fund to the same class of shares of another Fund. You may set up more than one of these programs simultaneously.

             Systematic Withdrawal Plan ("SWP"). You may set up monthly, quarterly, semi-annual or annual redemptions from any account with a value of $5,000 or more. You may direct a Fund to make regular payments in fixed dollar amounts of $50 or more, in an amount equal to the value of a fixed number of shares (5 shares or more) at the time of withdrawal, or in an amount equal to a fixed percentage of your account value at the time of withdrawal. Any applicable CDSC will be waived for shares redeemed under a SWP (other than Class X shares held by shareholders who first purchased Class X shares after August 18, 1998) where: (i) in the case of SWPs based on a fixed dollar amount or number of shares, SWP redemptions are limited to no more than 10% annually of your account value or number of shares, respectively, as of the date the Transfer Agent receives your SWP request; or (ii) in the case of SWPs based on a fixed percentage, each SWP redemption is limited to an amount that would not exceed 10% on an annualized basis of your account value at the time of withdrawal.

             Exchange Privilege. You may exchange your shares of a Fund for shares of the same class of any other Fund. For complete policies governing exchanges, see this Prospectus under "How to Exchange Shares."

             Reinvestment Privilege. If you redeem Class A, B or X shares on which you paid an initial sales charge or a CDSC, you have up to 180 days to reinvest all or part of the redemption proceeds in Class A shares of the Fund without paying another sales charge. You must ask the Transfer Agent for this privilege when you send your payment.

             Retirement Plans. Certain classes of Fund shares are available as an investment option for your retirement plans. A number of different retirement plans can be used by individuals and employers including IRAs, Roth IRAs, Education IRAs, SEP IRAs, SIMPLE IRAs, 401 plans and 403(b)(7) plans. Please call 1-800-SKANDIA for the applicable plan documents, which contain important information and applications.

             The above programs and privileges may be selected at the time of your initial investment or at a later date.

             Optional Benefits. American Skandia Life Assurance Corporation ("ASLAC") -- an "affiliated person" of the Company under the 1940 Act -- intends to make certain life insurance coverage available to certain persons on whose behalf shares are purchased. The benefits of this coverage, which are payable at death, will be related to the amounts paid to purchase shares and to the value of the shares held. Therefore, coverage will terminate if all shares are redeemed.

             Purchasers of the life insurance coverage are required to authorize periodic redemptions of Fund shares to pay the premiums for such coverage. These redemptions will not be subject to contingent deferred sales charges, but will have the same tax consequences as any other Fund redemptions.

             The life insurance coverage will be available to eligible persons who enroll for the coverage within a limited time period after shares of the Company are first held for the person's benefit. In addition, coverage cannot be made available unless ASLAC knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides ASLAC with information regarding the beneficial owners of such shares. Other restrictions on the coverage will apply, such as the age of the persons upon whose life the coverage is issued. This insurance coverage may not be available in all states and may be subject to additional restrictions or limitations on coverage. Purchasers of shares should also make themselves familiar with the impact on the life coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

             Please call 1-800-SKANDIA for more information and application forms for any of the above programs and privileges.

                              HOW TO REDEEM SHARES

         You can arrange to take money out of your Fund account on any business day by redeeming some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received in good order. The Company offers you a number of ways to sell your shares, including in writing, by telephone, by Automated Clearing House ("ACH") bank transfer or by wire transfer. You can also set up a Systematic Withdrawal Plan to redeem shares on a regular basis (as described in this Prospectus under "Special Investment Programs and Privileges").

         If you hold Fund shares through a retirement account, call the Transfer Agent in advance for additional information and any necessary forms. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee.

Redeeming Shares by Mail:

             If you want to redeem your shares by mail, write a "letter of instruction" that includes the following information:

         o    Your name
         o    Fund's name
         o    Your Fund  account  number  (from your  account  statement)
         o    Dollar amount  or  number  of shares  to be  redeemed
         o    Any  special  payment instructions
         o Signatures of all registered owners exactly as the account is registered
         o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person requesting the redemption

         Send Requests by Regular Mail to:                             Send Requests by Courier or Express Mail to:

         American Skandia Advisor Funds, Inc.                          American Skandia Advisor Funds, Inc.
         P.O. Box 8012                                                 Two Heritage Drive
         Boston, Massachusetts 02266-8012                              North Quincy, Massachusetts 02171-2138

Redeeming Shares by Telephone:

             You may also redeem shares by telephone by calling 1-800-SKANDIA. To receive the redemption price calculated on the business day that you call, your call must be received by the Transfer Agent before the close of the NYSE that day, which is normally 4:00 P.M. Eastern Time. Shares held in tax-qualified retirement plans may not be redeemed by telephone. You may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account, you may have the proceeds transferred to that bank account.

             Telephone Redemptions Paid By Check. You may make one redemption request by telephone in any 7-day period for any amount up to $50,000. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days after changing the address on an account.

             Telephone Redemptions Through Bank-Linked Accounts. If you have selected this option on your account application, you may link your Fund account to your designated bank account electronically. You can redeem Fund shares in amounts as little as $50 or as much as $50,000 using the ACH network to have funds transferred to your bank account. Normally, the transfer to your bank is initiated on the business day after the redemption.

Redeeming Shares Through Your Broker:

             The Distributor has made arrangements to redeem Fund shares upon orders from brokers on behalf of their customers at the offering price next determined after receipt of the order. Brokers may charge for this service.

CHECKWRITING:

             After completing the appropriate authorization form, holders of Class A and Class C shares of the ASAF JPM Money Market Fund may redeem those shares by check. Checks must be written for at least $500. Shareholders with joint accounts may authorize each owner to write checks. The person to whom a check is made payable may cash or deposit it in the same way as an ordinary bank check.

             Of course, checks cannot be paid if they are written for more than the account value of your ASAF JPM Money Market Fund shares. To avoid dishonor of checks due to fluctuations in account value, shareholders are advised against redeeming all or most of their account by check. You may not write a check that would require the Fund to redeem shares that were purchased by check within the prior 15 days. There is presently no charge for checkwriting privileges, but the Fund or the Transfer Agent may impose such charges in the future or may modify or terminate the privilege. Any applicable CDSC will be deducted when a check is paid.

ADDITIONAL INFORMATION:

             To protect you and the Funds from fraud, redemption requests must be in writing and must include a signature guarantee in the following situations (the Company or the Transfer Agent may require a signature guarantee in other situations at their discretion):

         o You wish to redeem more than $50,000 worth of shares and receive a check o A redemption check is not payable to all shareholders listed on the account statement o A redemption check is not sent to the address of record on your statement o Shares are being transferred to a Fund account with a different owner or name o Shares are redeemed by someone other than the owners (such as an Executor)

         The Transfer Agent may delay forwarding a check or processing a payment via bank-linked account for the sale of recently purchased shares, but only until the purchase payment has cleared. Such delay may be as long as 15 calendar days from the date the shares were purchased, and may be avoided if you purchase shares by certified check. You may be charged a fee of up to $10 for wire transfers of redemption proceeds, which will be deducted from such proceeds. There is no fee for ACH wire transfers.

         If you have any questions about any of the above procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan, please call 1-800-SKANDIA for assistance.

                             HOW TO EXCHANGE SHARES

             Except as described below, shares of a Fund may be exchanged for shares of the same class of other Funds at NAV per share at the time of exchange. Exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the Transfer Agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day. You should consider the differences in investment objectives and expenses between the Funds before making an exchange. Exchanges may be taxable transactions and may be subject to special tax rules about which you should consult your tax adviser.

             You may exchange your Fund shares (other than Class A shares of the ASAF JPM Money Market Fund) for shares of any other Fund without a sales charge. If you exchange such shares for shares of another Fund, any applicable CDSC and the date for automatic conversion of Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. Investors will not receive Bonus Shares on Class X shares obtained through an exchange.

             Exchanges of Class A shares of the ASAF JPM Money Market Fund on which an initial sales charge has not been paid for Class A shares of any other Fund are subject to the initial sales charge applicable to the other Fund. Class A shares of the Money Market Fund acquired by exchange of Class A shares of another Fund are exchanged at NAV.

             Exchanges may be requested in writing, by telephone or by other means acceptable to the Company. For written exchange requests you should submit a letter of instruction, signed by all owners of the account, to the Transfer Agent at P.O. Box 8012, Boston, Massachusetts 02266-8012. To initiate a telephone exchange, you should call 1-800-SKANDIA.

             All exchanges are subject to the following restrictions:

     o You may exchange only between Funds that are registered in the same name, address and taxpayer identification number.

     o    You may only exchange for shares of the same class of another Fund.

     o You must meet the minimum purchase requirements for the Fund you purchase by exchange.

             The Company may refuse or delay exchanges by any person or group if, in the Investment Manager's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or a Fund would otherwise potentially be adversely affected. Your exchanges may also be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. Although the Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

             Each Fund reserves the right to terminate or modify the exchange privilege in the future.

                        DETERMINATION OF NET ASSET VALUE

             The net asset value ("NAV") per share is determined for each class of shares for each Fund as of the close of the NYSE (normally 4:00 p.m. Eastern
Time) on each  business  day (as  previously  defined  under "How to Buy Shares:
Purchase Orders") by dividing the value of the Fund's total assets attributable to a class, less any liabilities, by the number of total shares of that class outstanding. In general, the assets of each Non-Feeder Fund and Portfolio (except the ASMT JPM Money Market Portfolio) are valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available or where market quotations for a particular security or asset are believed to be incorrect, securities and other assets are valued by methods that are believed to accurately reflect their fair value. The assets of the ASMT JPM Money Market Portfolio are valued by the amortized cost method, which is intended to approximate market value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of a Fund or Portfolio's investments may change on days when you will not be able to purchase or redeem shares.

                     SHAREHOLDER ACCOUNT RULES AND POLICIES

         o The offering of any class of Fund shares may be suspended when the determination of NAV is suspended, and may be suspended or terminated by the Directors of the Company at any time they believe it is in a Fund's best interest to do so.

         o Telephone transaction privileges or privileges using electronic means for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one of the owners or the dealer representative of record for the account unless an owner instructs the Transfer Agent otherwise. The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone or electronic instructions are genuine. If the Company does not use reasonable procedures, the Company or its agents may be liable for losses due to unauthorized transactions, but otherwise the Company or its agents will not be liable for losses or expenses arising out of telephone instructions or instructions received by electronic means that they reasonably believe to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     o Purchase, redemption or exchange requests will not be honored until the Transfer Agent receives all required documents in proper form.

     o    There are no share certificates for the Company's shares.

     o Dealers that can perform account transactions for their clients through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to do so and are responsible to their clients if they perform any transaction erroneously or improperly.

     o All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. You may not purchase shares with a third-party check.

     o Payment for redeemed shares is ordinarily forwarded within 7 calendar days after the business day on which the Transfer Agent receives the redemption request in proper form. Payment will be forwarded within 3 business days for accounts registered in the name of a dealer. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading is restricted or as permitted by the Securities and Exchange Commission.

     o A Fund may redeem small accounts without a shareholder request if the account value has fallen below $500 (for reasons other than a drop in market value of shares) and at least 30 days notice has been given to the shareholder. No CDSC will be charged on such redemptions.

     o Under unusual circumstances shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio of securities.

     o "Backup withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on the reporting of income.

                           SPECIAL INFORMATION ON THE

                         "MASTER/FEEDER" FUND STRUCTURE

             An investor in the Feeder Funds should be aware that these Funds, unlike mutual funds that directly acquire and manage their own portfolios of securities, seek to achieve their investment objectives by investing all of their investable assets in a corresponding Portfolio of the Trust (although each Feeder Fund may temporarily hold small amounts of cash). The Portfolios of the Trust, which have the same investment objective, policies and limitations as their corresponding Feeder Funds, in turn invest their assets directly in a portfolio of securities. Therefore, each of the Feeder Funds acquires an indirect interest in the securities owned by its corresponding Portfolio.

             Members of the general public may not purchase a direct interest in a Portfolio of the Trust. However, in addition to selling an interest to its corresponding Feeder Fund, each Portfolio may sell interests to other affiliated and non-affiliated investment companies and/or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions as the corresponding Feeder Fund and will pay a proportionate share of the Portfolio's expenses. Other investors in a Portfolio, however, are not required to sell their shares to the public at the same price as the corresponding Feeder Fund, and may have different sales commissions and operating expenses. These differences may result in differences in returns among the investment companies that invest exclusively in the Portfolios. Currently, of the investment companies that invest in the Portfolios, only shares of the Feeder Funds may be purchased by the general public in the United States.

             The Directors of the Company believe that the "master/feeder" fund structure offers opportunities for substantial growth in the assets of the Portfolios that may enable the Portfolios to reduce their operating expenses, thereby producing higher returns and benefiting the shareholders of the Feeder Funds. A Feeder Fund's investment in its corresponding Portfolio may, however, be adversely affected by the actions of other investors in the Portfolio. For example, if a large investor withdraws from a Portfolio, the remaining investors may bear higher pro rata operating expenses. However, this possibility also exists for traditionally structured funds with large investors.

             Each of the Feeder Funds may withdraw (completely redeem) all of its assets from its corresponding Portfolio at any time if the Directors of the Company determine that it is in the best interest of the Fund to do so. A Feeder Fund might withdraw, for example, if other investors in the Fund's corresponding Portfolio voted to, by a vote of all investors in the Portfolio (including the Fund), change the investment objective, policies or limitations of the Portfolio in a manner not acceptable to the Directors of the Company. The withdrawal of all a Feeder Fund's assets from a corresponding Portfolio may affect the investment performance of the Feeder Fund. If the Directors of the Company determine that a Feeder Fund should withdraw all of its assets from its corresponding Portfolio, the Directors would consider what action should be taken, including investing all of the Fund's assets in another pooled investment entity or retaining an investment adviser to manage the Fund's assets directly.

             Investor Meetings and Voting. Each Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio (including a Feeder Fund) will be entitled to vote in proportion to its interest in the Portfolio. When a Feeder Fund is requested to vote on matters pertaining to a Portfolio, the Fund will hold a meeting of its shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders.

                             MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER:

             American Skandia Investment Services, Incorporated ("ASISI," as previously defined), One Corporate Drive, Shelton, Connecticut 06484, acts as investment manager to each of the Non-Feeder Funds and Portfolios pursuant to separate investment management agreements with the Company and the Trust, respectively (the "Management Agreements"). Because each of the Feeder Funds invests all of its investable assets in a corresponding Portfolio of the Trust, the Feeder Funds do not require an investment manager. In addition to serving as investment manager to the Company and the Trust, ASISI has served since 1992 as the investment manager to American Skandia Trust, an investment company whose shares are made available to life insurance companies writing variable annuity contracts and variable life insurance policies.

             The Management Agreements provide that ASISI will furnish each Non-Feeder Fund and Portfolio with investment advice and investment management and administrative services subject to the supervision of the Directors of the Company or the Trustees of the Trust, and in conformity with the stated investment objectives, policies and limitations of the applicable Fund or Portfolio. The Investment Manager is responsible for monitoring the activities of the Sub-advisors it engages to manage the Non-Feeder Funds and Portfolios and reporting on such activities to the Directors of the Company or the Trustees of the Trust. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Directors or the Trustees.

             The Company, the Trust, and American Skandia Investment Services, Incorporated ("ASISI") have obtained an exemption from the Securities and Exchange Commission that permits ASISI to change sub-advisors for a Fund or Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. Any such Sub-advisor change would continue to be subject to approval by the Board of Directors of the Company or the Board of Trustees of the Trust, as appropriate. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Company and the Trust) is intended to facilitate the efficient supervision and management of the Sub-advisors by ASISI and the Directors of the Company and the Trustees of the Trust.

THE SUB-ADVISORS:

             ASISI  currently  engages the following  Sub-advisors to manage the investments of each Non-Feeder Fund and Portfolio in accordance with the Fund or Portfolio's investment objective, policies and limitations and any investment guidelines established by the Investment Manager. Each Sub-advisor is responsible, subject to the supervision and control of the Investment Manager, for the purchase, retention and sale of securities in the Fund or Portfolio's investment portfolio.

             Unless otherwise noted, each portfolio manager listed below has managed his or her respective Fund or Portfolio since its inception.


             Founders Asset Management, LLC ("Founders") serves as Sub-advisor for the ASAF Founders International Small Capitalization Fund. Founders, located at Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, and its predecessor companies have acted as investment advisors since 1938 and serves as investment advisor to a number of other investment companies and private accounts. Founders managed assets aggregating approximately $[insert] billion as of December 31, 1999.


             Tracy P. Stouffer, a Vice President of Investments of Founders and Chartered Financial Analyst, has been responsible for the day-to-day management of the ASAF Founders International Small Capitalization Fund since July 1999. Before joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global Incorporated from 1995 until July 1999, and a vice president and portfolio manager with Clariden Asset Management Inc. from 1988 to 1995.



             A I M Capital Management, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as Sub-advisor for the ASAF AIM International Equity Fund. AIM has acted as an investment advisor since 1986 and, together with its parent, A I M Advisors, Inc., advises or manages over 125 investment portfolios encompassing a broad range of investment objectives. As of December 31, 1999, AIM managed approximately $[insert] billion in assets.


     AIM uses a team approach to investment management. The members of the team responsible for the management of the ASAF AIM International Equity Fund are A. Dale Griffin, III, Clas G. Olsson, Barrett K. Sides and Jason Holzer. Except for Mr. Holzer, all members of the team are officers of AIM. Mr. Griffin, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1989. Mr. Olsson, Portfolio Manager, has been associated with AIM and/or its affiliates since 1994. Mr. Sides, Portfolio Manager, has been associated with AIM and/or its affiliates since 1990. Mr. Holzer, Portfolio Manager, has been associated with AIM and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty.


             Janus Capital Corporation ("Janus") serves as Sub-advisor for the ASAF Janus Overseas Growth Fund, the ASAF Janus Small-Cap Growth Fund and the ASMT Janus Capital Growth Portfolio. Janus, located at 100 Fillmore Street, Denver, Colorado 80206-4923, serves as the investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 1999, Janus managed assets worth approximately $249 billion.


     The portfolio managers responsible for management of the ASAF Janus Overseas Growth Fund are Helen Young Hayes, CFA and Laurance Chang, CFA. Ms. Hayes has been managing the Fund since its inception, while Mr. Chang has been managing the Fund since January 2000. Ms. Hayes is a Vice President of Janus and joined Janus in 1987. Mr. Chang is a Vice President of Janus and joined Janus in 1993.

     The ASAF Janus Small-Cap Growth Fund is managed by a management team consisting of William H. Bales and Jonathan D. Coleman. Mr. Bales and Mr. Coleman have managed the Fund since Janus became the Fund's Sub-advisor in January, 1999. Mr. Bales has been a Portfolio Manager with Janus since 1997 and a research analyst since 1993. He joined Janus in 1991. Mr. Coleman has been a Portfolio Manager with Janus since 1997 and a research analyst since joining Janus in 1994.

     The portfolio manager responsible for management of the ASMT Janus Capital Growth Portfolio is Scott W. Schoelzel. Mr. Schoelzel, a Senior Portfolio Manager at Janus who has managed the Portfolio since August, 1997, joined Janus in January, 1994 as Vice President of Investments.


             American Century Investment Management, Inc. ("American Century") serves as Sub-advisor for the ASMT American Century International Growth Portfolio and the ASAF American Century Strategic Balanced Fund. American Century, located at American Century Towers, 4500 Main Street, Kansas City, Missouri 64111, has been providing investment advisory services to investment companies and institutional clients since 1958. As of December 31, 1999, American Century and its affiliates managed assets totaling approximately $[insert] billion.

             American Century utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the ASMT American Century International Growth Portfolio and the ASAF American Century Strategic Balanced Fund.

             The portfolio manager members of the portfolio team responsible for management of the ASMT American Century International Growth Portfolio are Henrik Strabo and Mark S. Kopinski. Henrik Strabo joined American Century in 1993 as an investment analyst, has been a portfolio manager member of the international team since 1994 and has managed the Fund since American Century became the Fund's Sub-advisor in May 2000. Mark S. Kopinski, Vice President and Portfolio Manager for American Century, rejoined American Century in April 1997 and has co-managed the Fund since American Century became the Fund's Sub-advisor. From June 1995 to March 1997, Mr. Kopinski served as Vice President and Portfolio Manager for Federated Investors, Inc. Prior to June 1995, Mr. Kopinski was a Vice President and Portfolio Manager for American Century.

             The portfolio manager members of the portfolio team responsible for the day-to-day management of the equity portion of the ASAF American Century Strategic Balanced Fund are John Schniedwind, Kurt Borgwardt, Jeffrey R. Tyler and William Martin. Mr. Schniedwind is Senior Vice President and Group Leader -- Quantitative Equity for American Century, and has been with American Century since 1982. Mr. Borgwardt is Vice President, Portfolio Manager and Director of Quantitative Equity Research for American Century, and has been with American Century since 1990. Mr. Tyler, Senior Vice President and Portfolio Manager, joined American Century in 1988. William Martin, Vice President and Senior Portfolio Manager, joined American Century in 1989. The fixed income portion of the Fund is managed by a team of portfolio managers with expertise in different areas of fixed income investing. The portfolio manager leader of the team responsible for the day-to-day management of the fixed income portion of the Fund is Brian Howell. Mr. Howell joined American Century in 1987 as a research analyst and was promoted to his current position as portfolio manager in January 1994.

             Scudder Kemper Investments, Inc. ("Scudder Kemper"), 345 Park Avenue, New York, New York, serves as Sub-advisor of the ASAF Kemper Small-Cap Growth Fund. Scudder Kemper is one of the largest investment managers in the country with more than $290 billion under management as of December 31, 1999 and has been engaged in the management of investment funds for more than seventy years.


     Peter Chin, CFA is the lead portfolio manager for the Fund, and Roy C. McKay, CFA is the other portfolio manager. Both have managed the Fund since its inception. Mr. Chin is a Senior Vice President of Scudder Kemper and has been with the firm since 1973. Mr. McKay is a Manager Director of Scudder Kemper and has been with the firm since 1988.


     T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as Sub-advisor for the ASAF T. Rowe Price Small Company Value Fund. T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1999, T. Rowe Price and its affiliates managed approximately $179 billion for approximately eight million individual and institutional accounts.


     The ASAF T. Rowe Price Small Company Value Fund is managed by an Investment Advisory Committee composed of the following members: Preston G. Athey, Chairman, Hugh M. Evans III and Gregory A. McCrickard. The Committee Chairman has day-to-day responsibility for managing the Fund and works with the Committee in developing and executing the Portfolio's investment program. Mr. Athey joined
T. Rowe Price in 1978 and has been managing investments since 1982.


             Neuberger Berman Management Inc. ("NB Management") serves as sub-advisor for the ASAF Neuberger Berman Mid-Cap Growth Fund and the ASAF Neuberger Berman Mid-Cap Value Fund. NB Management and its predecessor firms have specialized in the management of mutual funds since 1950. Neuberger Berman, LLC ("Neuberger Berman"), an affiliate of NB Management, acts as a principal broker in the purchase and sale of portfolio securities for the Funds for which it serves as Sub-advisor, and provides NB Management with certain assistance in the management of the Funds without added cost to the Funds or ASISI. Neuberger Berman and its affiliates manage securities accounts, including mutual funds, that had approximately $54.4 billion of assets as of December 31, 1999.


     Jennifer K. Silver and Brooke A. Cobb are primarily responsible for the day-to-day management of the ASAF Neuberger Berman Mid-Cap Growth Fund. Ms. Silver is Director of the Neuberger Berman Growth Equity Group, and both she and Mr. Cobb are Vice Presidents of NB Management. Ms. Silver is a principal of Neuberger Berman. Previously, Ms. Silver was a portfolio manager for several large mutual funds managed by a prominent investment adviser. Previously, Mr. Cobb was the chief investment officer for an investment advisory firm managing individual accounts from 1995 to 1997 and, from 1992 to 1995, a portfolio manager of a large mutual fund managed by a prominent adviser.

     Robert I. Gendelman and S. Basu Mullick are primarily responsible for the day-to-day management of the ASAF Neuberger Berman Mid-Cap Value Fund. Mr. Gendelman has been managing the Fund since its inception, while Mr. Mullick has been managing the Fund since October 1998. Mr. Gendelman is a principal of Neuberger Berman and has been with NB Management since 1994, where he is currently a Vice President. Mr. Mullick has been a Vice President of NB Management since October 1998. From 1993 to 1998, Mr. Mullick was a portfolio manager for a prominent investment adviser.


         Alliance Capital Management, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, NY 10105, serves as Sub-advisor for the ASAF Alliance Growth Fund and ASAF Alliance Growth and Income Fund. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 1999 totaling more than $368 billion (of which more than $169 billion represented assets of investment companies).

             Alfred Harrison and James G. Reilly have been the individuals primarily responsible for the management of the ASAF Alliance Growth Fund since Alliance became the Portfolio's Sub-advisor in May 2000. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, and has been associated with Alliance since 1978. Mr. Reilly is Executive Vice President of ACMC and has been associated with Alliance since 1984.

             Paul Rissman and David Kruth have been primarily responsible for the management of the ASAF Alliance Growth and Income Fund since Alliance became the Portfolio's Sub-advisor in May 2000. Mr. Rissman has been Senior Vice President of ACMC since 1994 and has been associated with Alliance since 1989. Mr. Kruth has been a Vice President of ACMC since 1997, and was Senior Vice President of Yarmouth Group from 1989 until 1997.

     Marsico Capital Management, LLC ("Marsico Capital"), 1200 17th Street, Suite 1300, Denver, CO 80202, serves as Sub-advisor for the ASAF Marsico Capital Growth Fund. Thomas F. Marsico has primary responsibility for management of the Fund. Mr. Marsico is Chairman and Chief Executive Officer, and has sole voting control, of Marsico Capital. Prior to forming Marsico Capital in September, 1997, Mr. Marsico served as Executive Vice President and Portfolio Manager at Janus Capital Corporation ("Janus"). Mr. Marsico joined Janus in March, 1986. As of September 30, 1999, Marsico Capital managed more than $9 billion in assets.



     Sanford C. Bernstein & Co., Inc. ("Bernstein"), 767 Fifth Avenue, New York, New York 10153, serves as Sub-advisor for the ASAF Managed Index 500 Fund. Founded in 1967, Bernstein had approximately $88 billion in assets under management as of December 31, 1999.

         Day-to-day investment management decisions for the Fund will be made by Bernstein's Investment Policy Group for Structured Equities, which is chaired by Steven Pisarkiewicz. Mr. Pisarkiewicz joined Bernstein in 1989 and assumed his current position as Chief Investment Officer for Structured Equity Services in 1998. Mr. Pisarkiewicz and the Investment Policy Group for Structured Equities have managed the Fund since Bernstein became the Fund's Sub-advisor in May, 2000.

             Massachusetts Financial Services Company ("MFS") serves as Sub-advisor for the ASAF MFS Growth with Income Fund. MFS, which is located at 500 Boylston Street, Boston, Massachusetts 02116, and its predecessor organizations have a history of money management dating from 1924. As of December 31, 1999, the net assets under the management of the MFS organization were approximately $[insert] billion.


     The ASAF MFS Growth with Income Fund is managed by John D. Laupheimer and Mitchell D. Dynan. Mr. Laupheimer is a Senior Vice President of MFS, and has been employed by MFS as a portfolio manager since 1981. Mr. Dynan is also a Senior Vice President of MFS, and has been employed by MFS as a portfolio manager since 1986.


             INVESCO Funds Group, Inc. ("INVESCO") serves as Sub-advisor for the ASMT INVESCO Equity Income Portfolio. INVESCO, located at 7800 East Union Avenue, P.O. Box 173706, Denver, Colorado 80217-3706, was established in 1932. AMVESCAP PLC, the parent of INVESCO, is one of the largest independent investment management businesses in the world and managed over $[insert] billion of assets as of December 31, 1999.


     The portfolio managers responsible for the day-to-day management of the ASMT INVESCO Equity Income Portfolio are Charles P. Mayer, Portfolio Co-Manager, and Donovan J. (Jerry) Paul, Portfolio Co-Manager. Mr. Mayer began his investment career in 1969 and is now a director and a senior vice president of INVESCO. From 1993 to 1994, he was vice president of INVESCO. Mr. Paul entered the investment management industry in 1976 and has been a senior vice president of INVESCO since 1994. From 1993 to 1994, he was president of Quixote Investment Management, Inc.



             Federated Investment Counseling ("Federated Investment") serves as Sub-advisor for the ASAF Federated High Yield Bond Fund. Federated Investment, located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, was organized as a Delaware business trust in 1989. Federated Investment and its affiliates serve as investment advisors to a number of investment companies and private accounts. As of December 31, 1999, total assets under management or administration by Federated and its affiliates was over $[insert] billion.


     The portfolio managers responsible for the day-to-day management of the ASAF Federated High Yield Bond Fund are Mark E. Durbiano and Constantine J. Kartsonas. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of an affiliate of Federated Investment since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of an affiliate of Federated Investment. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pittsburgh. Mr. Kartsonas, who has co-managed the Portfolio since August 1998, joined Federated Investors in 1994 as an Investment Analyst and has been an Assistant Vice President of Federated Investments since March 1997.


             Pacific Investment Management Company ("PIMCO") serves as Sub-advisor for the ASMT PIMCO Total Return Bond Portfolio. PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, is an investment counseling firm founded in 1971. As of December 31, 1999, PIMCO had approximately $[insert] billion of assets under management.


     The portfolio manager responsible for the day-to-day management of the ASMT PIMCO Total Return Bond Portfolio is William H. Gross. Mr. Gross is Managing Director of PIMCO and has been associated with the firm since 1971.


     J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as Sub-advisor for the ASMT JPM Money Market Portfolio. J.P. Morgan has principal offices at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers, and act as investment advisor to individual and institutional clients with combined assets under management of over $[insert] billion as of December 31, 1999. J.P. Morgan has managed investments for clients since 1913, and has managed short-term fixed income assets for clients since 1969.


FEES AND EXPENSES:

             Investment Management Fees. ASISI receives a monthly fee from each Non-Feeder Fund and Portfolio for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the sub-advisory services at no additional cost to any Fund or Portfolio. The investment management fee for each Non-Feeder Fund and Portfolio will differ, reflecting, among other things, the investment objective, policies and limitations of each Fund and Portfolio. Each investment management fee is accrued daily for the purposes of determining the sale and redemption price of the Fund's shares. The fees paid to ASISI for the fiscal year ended October 31, 1999 (or, for those Funds that have not been in operation for a full fiscal year, the fee rates payable to ASISI), stated as a percentage of the Non-Feeder Fund or Portfolio's average daily net assets, are as follows:

Fund/Portfolio:                                                                         Annual Rate:
--------------                                                                          -----------

ASAF Founders International Small Capitalization Fund:                                       1.10%


ASAF AIM International Equity Fund:                                                          1.10%

ASAF Janus Overseas Growth Fund:                                                             1.00%


ASMT American Century International Growth Portfolio:                                        1.00%


ASAF Janus Small-Cap Growth Fund:                                                            0.90%

ASAF Kemper Small-Cap Growth Fund                                                            0.95%

ASAF T. Rowe Price Small Company Value Fund:                                                 1.00%

ASAF Neuberger Berman Mid-Cap Growth Fund:                                                   0.90%

ASAF Neuberger Berman Mid-Cap Value Fund:                                                    0.90%


ASAF Alliance Growth Fund(1):                                                                0.92%


ASAF Marsico Capital Growth Fund:                                                            1.00%

ASMT Janus Capital Growth Portfolio:                                                         1.00%

ASAF Managed Index 500 Fund:                                                                 0.80%


ASAF Alliance Growth and Income Fund:                                                        0.80%


ASAF MFS Growth with Income Fund:                                                            1.00%

ASMT INVESCO Equity Income Portfolio:                                                        0.75%

ASAF American Century Strategic Balanced Fund:                                               0.90%

ASAF Federated High Yield Bond Fund:                                                         0.70%

ASMT PIMCO Total Return Bond Portfolio:                                                      0.65%

ASMT JPM Money Market Portfolio:                                                             0.50%


             (1) Prior to December 31, 1998, Robertson, Stephens & Company Investment Management, L.P. served as Sub-advisor for the Fund (formerly the ASAF Robertson Stephens Value + Growth Fund). Under the Investment Management Agreement in effect for the Fund since December 31, 1998, fees are payable at an annual rate of 0.90% of the portion of the average daily net assets of the Fund not in excess of $1 billion; plus 0.85% of the portion of the net assets over $1 billion.


             For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by ASISI to each of the Sub-advisors, please see the Company's SAI under "Investment Advisory & Administration Services."

             Other Expenses. In addition to Investment Management fees, each Fund and Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of director and shareholder meetings. Expenses not directly attributable to any specific Fund(s) or Portfolio(s) are allocated on the basis of the relative net assets of the Funds or Portfolios. For additional information regarding Fund and Portfolio expenses, as well as voluntary agreements by the Investment Manager to limit such expenses, see this Prospectus under "Expense Information" and the Company's SAI under "Fund Expenses."

                       DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS:

             Each Fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Normally, dividends from net investment income of each Fund will be declared and paid on the following basis:

Fund                                                          Declared                 Paid


ASAF Founders International Small Capitalization              annually                 annually
ASAF AIM International Equity                                 annually                 annually
ASAF Janus Overseas Growth                                    annually                 annually
ASAF American Century International Growth                    annually                 annually
ASAF Janus Small-Cap Growth                                   annually                 annually
ASAF Kemper Small-Cap Growth Portfolio                        annually                 annually
ASAF T. Rowe Price Small Company Value                        annually                 annually
ASAF Neuberger Berman Mid-Cap Growth                          annually                 annually
ASAF Neuberger Berman Mid-Cap Value                           annually                 annually
ASAF Alliance Growth                                          annually                 annually
ASAF Marsico Capital Growth                                   annually                 annually
ASAF Janus Capital Growth                                     annually                 annually
ASAF Managed Index 500                                        annually                 annually
ASAF Alliance Growth and Income                               annually                 annually
ASAF MFS Growth with Income                                   semi-annually            semi-annually
ASAF INVESCO Equity Income                                    semi-annually            semi-annually
ASAF American Century Strategic Balanced                      semi-annually            semi-annually
ASAF Federated High Yield Bond                                daily                    monthly
ASAF Total Return Bond                                        daily                    quarterly
ASAF JPM Money Market                                         daily                    monthly


DISTRIBUTION OPTIONS:

             When you open your account, specify on your application how you want to receive your distributions. Unless you specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund. You have the following five distribution options:

             Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long term capital gains distributions in additional shares of the applicable Fund.

     Reinvest Income Dividends Only. You can elect to reinvest investment income dividends in a Fund while receiving capital gains distributions.

     Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends.

     Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions.

             Reinvest Distributions in Another Fund of the Company. You can reinvest all distributions in another Fund of the Company. For additional information, see this Prospectus under "Special Investment Programs and Privileges."

TAXES:

             Each of the Funds intends to make distributions that may be taxed as ordinary income and capital gains. The tax consequences of distributions from a Fund will vary depending upon the type of account that you maintain.

             If you establish an IRA or other tax-deferred retirement account, dividends and capital gains distributions from the Funds generally will not be subject to current taxation. If you establish an account outside a tax-deferred retirement account, the following tax consequences generally will apply. For regular investment accounts established by individuals, dividends paid by a Fund from net investment income and net short-term capital gains, whether you choose to receive them in cash or reinvest them in additional shares, will be taxable as ordinary income. If you receive your distributions in cash, the value of your Fund account effectively will be reduced by the amount of the distribution.

             Capital gains distributions are made by a Fund when it realizes net gains on sales of portfolio securities. A Fund's capital gains may vary substantially from year to year and, therefore, its capital gains distributions also may vary substantially. A Fund will not make capital gains distributions in years in which the Fund has a net capital loss. Distributions paid by a Fund from net long term capital gains will be taxable as long-term capital gains, regardless of how long you have owned the Fund's shares.

             Because of their varying investment strategies, distributions from some of the Funds are likely to consist primarily of capital gains distributions, while distributions from others are likely to consist primarily of ordinary income. Distributions from the ASAF Federated High Yield Bond Fund, the ASAF Total Return Bond Fund, and the ASAF JPM Money Market Fund are likely to consist primarily of ordinary income. Because the Funds are new, as of the date of this Prospectus no Fund has yet distributed any long-term capital gains. Over time, however, it is expected that distributions from a number of the Funds, particularly those with capital growth as their investment objective, will consist primarily of capital gains.

             Certain distributions by a Fund may be classified under federal tax laws as constituting returns of your capital. These are not taxable to you when received. Federal income tax laws provide, however, that a distribution of this type will reduce the acquisition price of your shares in the Fund used to determine your tax liability when you redeem or exchange the shares. Therefore, the return of capital may result in a larger gain or smaller loss upon redemption or exchange.

             If you purchase shares of a Fund shortly before the date used to determine eligibility for a dividend or capital gains distribution, you will receive a portion of your investment back as a taxable distribution. This is sometimes referred to as "buying a dividend."

             In order to satisfy distribution requirements of the Code, the Funds may declare year-end dividend and capital gains distributions. If received by shareholders by January 31, these special distributions are treated as having been paid by the Funds and received by shareholders on December 31 of the prior year.

             The  investment  income of certain  Funds may be subject to foreign income taxes. The Company may elect to pass these taxes through to the shareholders of the Funds. If you are a shareholder, you will be required to report a share of these taxes as income in determining your federal income tax liability. You will be able to deduct these taxes or, under certain circumstances, you may be able to claim them as a credit against your federal income tax.

             The Company will provide you with an annual statement as to the federal income tax status of all distributions for the preceding year, including any amount of foreign taxes passed through to you.

             Taxes on Redemptions and Exchanges. A redemption of shares in a Fund or an exchange of a Fund's shares for shares in another Fund will be treated as a sale under the Code, which may result in a capital gain or loss and current tax liability. However, you will not have a federal tax gain or loss when Class B or Class X shares of a Fund automatically convert to Class A shares. The Class A shares you receive after conversion will be considered to have the same acquisition price as the converted Class B or X shares for purposes of determining your gain or loss upon subsequent redemptions or exchanges.

             Dividends, capital gains distributions and capital gains or losses from redemptions and exchanges may be subject to state and local taxes in addition to Federal income taxes.

             The above tax discussion is for general information only. A more detailed discussion of federal income tax considerations for the Funds is included in the Company's SAI under "Additional Tax Considerations." You should consult with your own tax adviser concerning possible tax consequences of investing in a Fund. If you are considering an IRA or other tax deferred account, you should consult with your tax adviser regarding the requirements under Federal tax law governing your specific type of account.

             Regulated Investment Company Status. As each Fund intends to qualify as a "regulated investment company" under the Code, each Fund generally is entitled to deduct all dividends paid to shareholders in determining its taxable income. However, the deductibility of dividends paid by regulated investment companies that issue more than one class of shares, such as the Company, is subject to certain requirements under the Code. In this regard, the Company may deduct dividends only when shares in each class receive proportionate distributions and where no class is preferred over any other class in a manner not permitted by the formal dividend rights of the preferred class.

             The Company has received separate opinions of counsel from the law firms of Caplin & Drysdale and Rogers & Wells which, when taken together, conclude that the Funds' particular multiple class structure will not prevent the deductibility of dividends paid by the Funds. However, the Company has not obtained a ruling on the matter from the IRS. The Company does not believe that the IRS has considered a multiple class structure with all of the features of the Funds' structure, including the Bonus Share feature applicable to Class X shares, and the IRS could disagree with the conclusions expressed in the opinions. Changes in federal income tax law also could affect the continued validity of the conclusions stated in the opinions.

             If dividends on any class of a Fund's shares are treated as preferential to another class, dividends in that year on all classes of that Fund's shares would become non-deductible by the Fund. The effect of such a development is that income and gains realized by a Fund could be subject to double taxation -- that is, both the Fund and shareholders could be subject to taxation. In addition to the tax liability, the Fund could be liable for interest and penalties. All these liabilities could substantially reduce the value of your investment in the Fund. There could also be personal income tax consequences to shareholders of the Fund, such as reclassification of capital gains distributions as ordinary income, which may be taxable at higher rates.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Funds' financial performance since their inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Company's independent accountants. The report of the independent accountants, along with the Funds' financial statements, are included in the Company's annual report, which is available upon request. No financial information is included for the ASAF AIM International Equity Fund, the ASAF Kemper Small-Cap Growth Fund, the ASAF Managed Index 500 Fund, or the ASAF MFS Growth with Income Fund, which had not commenced operations prior to November 1, 1999.

                                                              Increase (Decrease) from
                                            Net Asset      Investment Operations                      Less Distributions
                                             Value      Net          Net Realized   Total from   From Net   In Excess of    From Net
                                 Year       Beginning   Investment   & Unrealized   Investment   Investment Net Investment Realized
                                 Ended       of Period   Income (Loss)  Gain (Loss)  Operations   Income       Income         Gains

ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND:

Class A                          10/31/99    $  10.27   $  (0.14)     $  3.43       $  3.29       $    --       $    --     $    --
                                 10/31/98        9.87      (0.02)        0.45          0.43          (0.03)          --          --
                                 10/31/97(1)    10.00       0.05        (0.18)        (0.13)           --            --          --
Class B                          10/31/99       10.23      (0.22)        3.43          3.21            --            --          --
                                 10/31/98        9.85      (0.08)        0.46          0.38            --            --          --
                                 10/31/97(1)    10.00       0.04        (0.19)        (0.15)           --            --          --
Class C                          10/31/99       10.22      (0.21)        3.42          3.21            --            --          --
                                 10/31/98        9.86      (0.08)        0.44          0.36            --            --          --
                                 10/31/97(1)    10.00       0.04        (0.18)        (0.14)           --            --          --
Class X                          10/31/99       10.21      (0.19)        3.41          3.22            --            --          --
                                 10/31/98        9.84      (0.08)        0.45          0.37            --            --          --
                                 10/31/97(1)    10.00       0.04        (0.20)        (0.16)           --            --          --

ASAF JANUS SMALL-CAP
GROWTH FUND*:

Class A                           10/31/99        $9.11    $(0.10)      $8.07         $7.97      $     --     $     --    $    --
                                  10/31/98         9.94     (0.07)      (0.76)        (0.83)           --           --         --
                                  10/31/97(1)     10.00     (0.03)      (0.03)        (0.06)           --           --         --
Class B                           10/31/99         9.04     (0.17)       8.00          7.83            --           --         --
                                  10/31/98         9.93     (0.12)      (0.77)        (0.89)           --           --         --
                                  10/31/97(1)     10.00     (0.04)      (0.03)        (0.07)           --           --         --
Class C                           10/31/99         9.06     (0.16)       8.00          7.84            --           --         --
                                  10/31/98         9.94     (0.10)      (0.78)        (0.88)           --           --         --
                                  10/31/97(1)     10.00     (0.04)      (0.02)        (0.06)           --           --         --
Class X                           10/31/99         9.06     (0.15)      7.99            7.84           --           --         --
                                  10/31/98         9.93     (0.11)      (0.76)         (0.87)          --           --         --
                                  10/31/97(1)     10.00     (0.04)      (0.03)         (0.07)          --           --         --
ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND:

Class A                            10/31/99        $8.85    $0.02         $0.06         $0.08        $  --  $   (0.03)    $    --
                                   10/31/98        10.46     0.04         (1.62)        (1.58)          --      (0.03)         --
                                   10/31/97(1)     10.00     0.02          0.44          0.46           --          --         --
Class B                            10/31/99         8.80    (0.03)         0.07          0.04           --          --         --
                                   10/31/98        10.44    (0.02)        (1.61)        (1.63)          --      (0.01)         --
                                   10/31/97(1)     10.00       --          0.44          0.44           --          --         --
Class C                            10/31/99         8.80    (0.03)         0.07          0.04           --          --         --
                                   10/31/98        10.45    (0.02)        (1.62)       (1.64)           --      (0.01)         --
                                   10/31/97(1)     10.00       --          0.45          0.45           --          --         --
Class X                            10/31/99         8.80     (0.03)        0.07          0.04           --          --         --
                                   10/31/98        10.44     (0.02)       (1.61)        (1.63)          --      (0.01)         --
                                   10/31/97(1)     10.00       --          0.44          0.44           --          --         --
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:

Class A                            10/31/99       $10.89      $0.19         $1.89      $ 2.08       $(0.12)   $     --     $   --
                                   10/31/98         9.99       0.15          0.84        0.99        (0.09)         --         --
                                   10/31/97(1)     10.00       0.04         (0.05)      (0.01)          --          --         --
Class B                            10/31/99        10.86       0.12          1.88        2.00        (0.05)         --         --
                                   10/31/98         9.96       0.09          0.85        0.94        (0.04)         --         --
                                   10/31/97(1)     10.00       0.02         (0.06)      (0.04)          --          --         --
Class C                            10/31/99        10.87       0.11          1.87        1.98        (0.05)         --         --
                                   10/31/98         9.98       0.09          0.84        0.93        (0.04)         --         --
                                   10/31/97(1)     10.00       0.02         (0.04)      (0.02)          --          --         --
Class X                            10/31/99        10.85       0.11          1.89        2.00        (0.05)         --         --
                                   10/31/98         9.96       0.09          0.84        0.93        (0.04)         --         --
                                   10/31/97(1)     10.00       0.02         (0.06)      (0.04)          --          --         --


                                                                                   Ratios of Expenses

                                          Supplemental Data                      to Average Net Assets(4)

                  Net Asset                 Net Assets at    Portfolio     After Expense     Before Expense Ratio of Net Investment
Total               Value       Total        End of Period   Turnover     Reimbursement      Reimbursement      Income (Loss) to
Distributions    End of Period Return(2)     (In 000's)      Rate         and Waiver(3)      and Waiver(3)    Average Net Assets(4)
-------------    ------------- ---------     ----------      ----         -------------      -------------    --------------------


$     --             $13.56      32.04%         $2,374          268%             2.10%              4.53%                (1.19%)
    (0.03)            10.27       4.32%            886           49%             2.10%              9.20%                (0.28%)
      --               9.87      (1.30%)           106            --             2.10%            136.49%                 2.03%
      --              13.44      31.38%          7,722          268%             2.60%              5.04%                (1.84%)
      --              10.23       3.90%          1,387           49%             2.60%              9.80%                (0.74%)
      --               9.85      (1.50%)           230            --             2.60%             90.64%                 1.62%
      --              13.43      31.41%          2,540          268%             2.60%              5.05%                (1.74%)
      --              10.22       3.69%            872           49%             2.60%              9.72%                (0.79%)
      --               9.86      (1.40%)            79            --             2.60%             55.02%                 1.72%
      --              13.43      31.54%          4,305          268%             2.60%              5.07%                (1.63%)
      --              10.21       3.80%          2,404           49%             2.60%              9.58%                (0.76%)
      --               9.84      (1.60%)           206            --             2.60%             54.45%                 1.58%


$     --              $17.08     87.80%        $54,039           74%             1.71%              2.20%                (0.73%)
      --                9.11     (8.45%)         1,801           94%             1.70%              6.38%                (0.75%)
      --                9.94     (0.60%)           193            --             1.70%            105.48%                (1.16%)
      --               16.87     86.73%         98,524           74%             2.21%              2.69%                (1.24%)
      --                9.04     (8.96%)         2,685           94%             2.20%              6.86%                (1.26%)
      --                9.93     (0.70%)           353            --             2.20%             57.99%                (1.73%)
      --               16.90     86.65%         38,337           74%             2.21%              2.73%                (1.25%)
      --                9.06     (8.85%)         2,090           94%             2.20%              6.60%                (1.13%)
      --                9.94     (0.60%)            74            --             2.20%             42.48%                (1.73%)
      --               16.90     86.53%         24,312           74%             2.21%              2.82%                (1.21%)
      --                9.06     (8.76%)         4,085           94%             2.20%              6.69%                (1.19%)
      --                9.93     (0.70%)           270            --             2.20%             47.29%                (1.70%)


    $(0.03)           $ 8.90      0.86%         $10,881           35%            1.75%              2.61%                 0.17%
     (0.03)             8.85    (15.13%)          7,155            4%            1.75%              3.51%                 0.20%
      --               10.46      4.60%            383            --             1.75%             54.47%                 0.69%
      --                8.84      0.45%         23,890           35%             2.25%              3.13%                (0.35%)
    (0.01)              8.80    (15.63%)        13,184            4%             2.25%              4.03%                (0.30%)
      --               10.44      4.40%          1,155            --             2.25%             30.14%                 0.17%
      --                8.84      0.45%         13,164           35%             2.25%              3.13%                (0.34%)
    (0.01)              8.80    (15.71%)         8,298            4%             2.25%              3.97%                (0.32%)
      --               10.45      4.50%            335            --             2.25%             33.60%                 0.02%
      --                8.84      0.45%         13,947           35%             2.25%              3.12%                (0.31%)
    (0.01)              8.80     (15.63%)       12,368            4%             2.25%              4.00%                (0.32%)
      --               10.44      4.40%            640            --             2.25%             22.43%                 0.19%


    $(0.12)           $12.85     19.10%        $24,443          104%             1.60%              2.15%                  1.44%
     (0.09)            10.89      9.93%          3,359           93%             1.60%              4.32%                  1.30%
      --                9.99     (0.10%)           257            2%             1.60%             37.87%                  1.56%
    (0.05)             12.81     18.46%         65,993          104%             2.10%              2.67%                  0.94%
    (0.04)             10.86      9.45%          8,272           93%             2.10%              4.65%                  0.80%
      --                9.96     (0.40%)           381            2%             2.10%             29.90%                  0.79%
    (0.05)             12.80     18.26%         20,769          104%             2.10%              2.67%                  0.92%
    (0.04)             10.87      9.33%          3,202           93%             2.10%              4.77%                  0.79%
      --                9.98     (0.20%)           215            2%             2.10%             38.96%                  0.78%
    (0.05)             12.80     18.48%         19,258          104%             2.10%              2.67%                  0.88%
    (0.04)             10.85      9.34%          7,164           93%             2.10%              4.66%                  0.79%
      --                9.96     (0.40%)           398            2%             2.10%             26.66%                  1.07%

(1) Commenced operations on July 28, 1997.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Plan, as described above under "How to Buy Shares
- Distribution Plans."
(4) Annualized for periods less than one year.


* Prior to January 1, 1998, Founders Asset Management LLC served as Sub-advisor to the ASAF Janus Small-Cap Growth Fund (formerly, the ASAF Founders Small Capitalization Fund). Janus Capital Corporation has served as Sub-advisor to the Fund since January 1, 1998.


Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding
throughout each period)

                                                              Increase (Decrease) from
                                            Net Asset      Investment Operations                      Less Distributions
                                             Value      Net          Net Realized   Total from   From Net   In Excess of    From Net
                                 Year       Beginning   Investment   & Unrealized   Investment   Investment Net Investment Realized
                                 Ended       of Period   Income (Loss)  Gain (Loss)  Operations   Income       Income         Gains

ASAF FEDERATED
HIGH YIELD BOND FUND:

Class A                          10/31/99         $9.38        $0.80   $  (0.25)     $  0.55     $(0.80)     $   --    $     --
                                 10/31/98          9.93         0.74      (0.55)        0.19      (0.74)         --          --
                                 10/31/97(1)      10.00         0.05      (0.07)       (0.02)     (0.05)         --          --
Class B                          10/31/99          9.39         0.75      (0.26)        0.49      (0.75)         --          --
                                 10/31/98          9.93         0.69      (0.54)        0.15      (0.69)         --          --
                                 10/31/97(1)      10.00         0.04      (0.07)      (0.03)      (0.04)         --          --
Class C                          10/31/99          9.38         0.75      (0.25)        0.50      (0.75)         --          --
                                 10/31/98          9.93         0.69      (0.55)        0.14      (0.69)         --          --
                                 10/31/97(1)      10.00         0.03      (0.07)      (0.04)      (0.03)         --          --
Class X                          10/31/99          9.39         0.75      (0.26)        0.49      (0.75)         --          --
                                 10/31/98          9.93         0.69      (0.54)        0.15      (0.69)         --          --
                                 10/31/97(1)      10.00         0.04      (0.07)      (0.03)      (0.04)         --          --
ASAF ALLIANCE
GROWTH FUND*:

Class A                          10/31/99      $  10.44    $  (0.15)    $   3.35    $   3.20    $     --     $     --    $     --
                                 10/31/98(5)      10.00       (0.10)        0.54        0.44          --           --          --
Class B                          10/31/99         10.43       (0.21)        3.33        3.12          --           --          --
                                 10/31/98(5)      10.00       (0.14)        0.57        0.43          --           --          --
Class C                          10/31/99         10.40       (0.21)        3.32        3.11          --           --          --
                                 10/31/98(5)      10.00       (0.14)        0.54        0.40          --           --          --
Class X                          10/31/99         10.41       (0.21)        3.31        3.10          --           --          --
                                 10/31/98(5)      10.00       (0.14)        0.55        0.41          --           --          --
ASAF ALLIANCE
GROWTH AND INCOME FUND**:

Class A                          10/31/99      $  10.52     $   0.06    $   1.80    $   1.86  $   (0.01)      $(0.04)    $     --
                                 10/31/98(5)      10.00         0.05        0.50        0.55      (0.03)           --          --
Class B                          10/31/99         10.53       (0.01)        1.81        1.80          --       (0.01)          --
                                 10/31/98(5)      10.00         0.01        0.52        0.53          --           --          --
Class C                          10/31/99         10.51       (0.01)        1.82        1.81          --       (0.01)          --
                                 10/31/98(5)      10.00         0.01        0.50        0.51          --           --          --
Class X                          10/31/99         10.52       (0.01)        1.80        1.79          --       (0.01)          --
                                 10/31/98(5)      10.00         0.01        0.51        0.52          --           --          --
ASAF JANUS
OVERSEAS GROWTH FUND:

Class A                          10/31/99      $  10.55    $  (0.09)    $   3.60    $   3.51    $     --     $     --    $     --
                                 10/31/98(5)      10.00        0.01         0.54        0.55          --           --          --
Class B                          10/31/99         10.51       (0.15)        3.58        3.43          --           --          --
                                 10/31/98(5)      10.00       (0.04)        0.55        0.51          --           --          --
Class C                          10/31/99         10.52       (0.15)        3.59        3.44          --           --          --
                                 10/31/98(5)      10.00       (0.04)        0.56        0.52          --           --          --
Class X                          10/31/99         10.50       (0.14)        3.57        3.43          --           --          --
                                 10/31/98(5)      10.00       (0.04)        0.54        0.50          --           --          --
ASAF MARSICO
CAPITAL GROWTH FUND:

Class A                          10/31/99      $  10.13     $ (0.09)    $   4.55    $   4.46       $  --      $(0.01)    $     --
                                 10/31/98(6)      10.00         0.01        0.12        0.13          --           --          --
Class B                          10/31/99         10.12       (0.16)        4.55        4.39          --           --          --
                                 10/31/98(6)      10.00           --        0.12        0.12          --           --          --
Class C                          10/31/99         10.11       (0.16)        4.54        4.38          --           --          --
                                 10/31/98(6)      10.00           --        0.11        0.11          --           --          --
Class X                          10/31/99         10.11       (0.15)        4.52        4.37          --           --          --
                                 10/31/98(6)      10.00           --        0.11        0.11          --           --          --



                                                                                       AMERICAN SKANDIA ADVISOR FUNDS, INC.
---------------------------------------------------------------------------------------------------------------------------



                                                                                   Ratios of Expenses

                                          Supplemental Data                      to Average Net Assets(4)

                  Net Asset                 Net Assets at    Portfolio     After Expense     Before Expense Ratio of Net Investment
Total               Value       Total        End of Period   Turnover     Reimbursement      Reimbursement      Income (Loss) to
Distributions    End of Period Return(2)    (In 000's)       Rate         and Waiver(3)      and Waiver(3)    Average Net Assets(4)
-------------    ------------- ---------    ----------       ----         -------------      -------------    --------------------


$   (0.80)       $     9.13         5.70%     $   16,079         18%            1.50%               1.81%                   8.26%
    (0.74)             9.38         1.67%          6,979         22%            1.50%               2.90%                   7.42%
    (0.05)             9.93       (0.23%)          2,154         11%            1.50%              30.49%                   4.76%
    (0.75)             9.13         5.05%         68,160         18%            2.00%               2.32%                   7.73%
    (0.69)             9.39         1.25          20,495         22%            2.00%               3.32%                   6.90%
    (0.04)             9.93       (0.30%)            920         11%            2.00%              30.22%                   3.15%
    (0.75)             9.13         5.05%         13,205         18%            2.00%               2.31%                   7.74%
    (0.69)             9.38         1.26%          5,732         22%            2.00%               3.41%                   6.96%
    (0.03)             9.93       (0.36%)            206         11%            2.00%              29.26%                   3.55%
    (0.75)             9.13         5.06%         19,893         18%            2.00%               2.32%                   7.76%
    (0.69)             9.39         1.26%         12,402         22%            2.00%               3.33%                   6.96%
    (0.04)             9.93       (0.25%)            556         11%            2.00%              30.95%                   3.65%


$     --          $  13.64         30.65%     $    9,271        320%            1.80%               2.41%                  (1.15%)
      --             10.44          4.40%          2,690        207%            1.80%               4.29%                  (1.12%)
      --             13.55         29.91%         29,219        320%            2.30%               2.91%                  (1.66%)
      --             10.43          4.30%          7,468        207%            2.30%               4.77%                  (1.62%)
      --             13.51         29.90%          7,371        320%            2.30%               2.92%                  (1.68%)
      --             10.40          4.00%          2,634        207%            2.30%               4.67%                  (1.62%)
      --             13.51         29.78%         13,212        320%            2.30%               2.93%                  (1.68%)
      --             10.41          4.10%          6,879        207%            2.30%               4.77%                  (1.62%)


$   (0.05)        $  12.33         17.72%    $    28,123         47%            1.63%               2.21%                   0.39%
    (0.03)           10.52          5.48%          5,572         42%            1.60%               3.57%                   0.62%
    (0.01)           12.32         17.05%         66,009         47%            2.13%               2.71%                   (0.13%)
      --             10.53          5.32%         10,710         42%            2.10%               4.06%                   0.14%
    (0.01)           12.31         17.18%         23,210         47%            2.13%               2.72%                   (0.12%)
      --             10.51          5.12%          5,019         42%            2.10%               4.01%                   0.15%
    (0.01)           12.30         16.97%         24,369         47%            2.13%               2.72%                   (0.08%)
      --             10.52          5.22%         11,350         42%            2.10%               3.98%                   0.17%


$     --          $  14.06         33.18%    $    61,082         71%            2.12%               2.47%                  (0.70%)
      --             10.55          5.50%          8,812        101%            2.10%               4.12%                   0.06%
      --             13.94         32.54%        105,965         71%            2.62%               2.97%                  (1.22%)
      --             10.51          5.10%         15,339        101%            2.60%               4.58%                  (0.44%)
      --             13.96         32.60%         54,101         71%            2.62%               2.97%                  (1.21%)
      --             10.52          5.20%          9,580        101%            2.60%               4.58%                  (0.45%)
      --             13.93         32.57%         34,002         71%            2.62%               2.98%                  (1.19%)
      --             10.50          5.00%         11,226        101%            2.60%               4.60%                  (0.41%)


$    (0.01)       $  14.58         44.18%    $   103,196        105%            1.76%               2.03%                  (0.69%)
      --             10.13          1.20%          7,037         67%            1.75%               2.84%                  0.72%
      --             14.51         43.52%        285,342        105%            2.26%               2.53%                  (1.20%)
      --             10.12          1.10%         17,994         67%            2.25%               3.29%                  0.25%
      --             14.49         43.32%        125,796        105%            2.26%               2.53%                  (1.19%)
      --             10.11          1.10%         11,012         67%            2.25%               3.44%                   0.24%
      --             14.48         43.47%         49,980        105%            2.26%               2.53%                  (1.18%)
      --             10.11          1.10%          5,746         67%            2.25%               3.22%                  0.20%

(1) Commenced operations on July 28, 1997.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Plan, as described above under "How to Buy Shares
- Distribution Plans."
(4) Annualized for periods less than one year.
(5) Commenced operations on December 31, 1997.
(6) Commenced operations on August 19, 1998.
* Prior to May 1, 2000, OppenheimerFunds, Inc. served as Sub-advisor to the ASAF Alliance Growth Fund (formerly, the ASAF Oppenheimer Large-Cap Growth Fund). Alliance Capital Management L.P. has served as Sub-advisor to the Portfolio since May 1, 2000.
** Prior to May 1, 2000, Lord, Abbett & Co. served as Sub-advisor to the ASAF Alliance Growth and Income Fund (formerly, the ASAF Lord Abbett Growth and Income Fund). Alliance Capital Management L.P. has served as Sub-advisor to the Portfolio since May 1, 2000.


Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding
throughout each period)

                                                              Increase (Decrease) from
                                            Net Asset      Investment Operations                      Less Distributions
                                             Value      Net          Net Realized   Total from   From Net   In Excess of    From Net
                                 Year       Beginning   Investment   & Unrealized   Investment   Investment Net Investment Realized
                                 Ended       of Period   Income (Loss)  Gain (Loss)  Operations   Income       Income         Gains

ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND:

Class A                          10/31/99      $  11.81     $ (0.17)    $   4.73    $   4.56    $     --     $     --   $  (0.15)
                                 10/31/98(1)      10.00       (0.01)        1.82        1.81          --           --          --
Class B                          10/31/99         11.79       (0.25)        4.73        4.48          --           --      (0.15)
                                 10/31/98(1)      10.00       (0.01)        1.80        1.79          --           --          --
Class C                          10/31/99         11.79       (0.24)        4.72        4.48          --           --      (0.15)
                                 10/31/98(1)      10.00       (0.01)        1.80        1.79          --           --          --
Class X                          10/31/99         11.79       (0.25)        4.73        4.48          --           --      (0.15)
                                 10/31/98(1)      10.00       (0.01)        1.80        1.79          --           --          --
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:

Class A                          10/31/99      $  10.23       $ 0.03    $   1.19    $   1.22         $--      $(0.03)    $     --
                                 10/31/98(1)      10.00         0.02        0.21        0.23          --           --          --
Class B                          10/31/99         10.22       (0.05)        1.22        1.17          --       (0.01)          --
                                 10/31/98(1)      10.00         0.01        0.21        0.22          --           --          --
Class C                          10/31/99         10.22       (0.05)        1.22        1.17          --       (0.01)          --
                                 10/31/98(1)      10.00           --        0.22        0.22          --           --          --
Class X                          10/31/99         10.22       (0.05)        1.20        1.15          --       (0.01)          --
                                 10/31/98(1)      10.00         0.01        0.21        0.22          --           --          --
ASAF AMERICAN CENTURY
INTERNATIONAL
GROWTH FUND*:

Class A                          10/31/99      $   9.39    $  (0.01)    $   1.68     $  1.67       $  --      $(0.07)    $     --
                                 10/31/98          8.93       (0.02)        0.48        0.46          --           --          --
                                 10/31/97(2)       9.74        0.01        (0.82)      (0.81)         --           --          --
Class B                          10/31/99          9.59       (0.08)        1.73        1.65          --       (0.02)          --
                                 10/31/98          9.16       (0.07)        0.50        0.43          --           --          --
                                 10/31/97(2)      10.00       (0.01)       (0.83)      (0.84)         --           --          --
Class C                          10/31/99          9.57       (0.08)        1.74        1.66          --       (0.02)          --
                                 10/31/98          9.16       (0.06)        0.47        0.41          --           --          --
                                 10/31/97(2)      10.00       (0.01)       (0.83)     (0.84)          --           --          --
Class X                          10/31/99          9.61       (0.09)        1.75       1.66           --       (0.02)          --
                                 10/31/98          9.18       (0.07)        0.50       0.43           --           --          --
                                 10/31/97(2)      10.00       (0.01)       (0.81)     (0.82)          --           --          --
ASAF JANUS
CAPITAL GROWTH FUND:

Class A                          10/31/99      $  14.41    $  (0.10)    $   7.66    $   7.56    $     --     $     --    $     --
                                 10/31/98         11.40       (0.01)        3.05        3.04      (0.02)       (0.01)          --
                                 10/31/97(2)      11.18        0.09         0.13        0.22          --           --          --
Class B                          10/31/99         12.87       (0.17)        6.80        6.63          --           --          --
                                 10/31/98         10.19       (0.08)        2.77        2.69      (0.01)           --          --
                                 10/31/97(2)      10.00        0.06         0.13        0.19          --           --          --
Class C                          10/31/99         12.85       (0.18)        6.80        6.62          --           --          --
                                 10/31/98         10.19       (0.08)        2.75        2.67      (0.01)           --          --
                                 10/31/97(2)      10.00        0.05         0.14        0.19          --           --          --
Class X                          10/31/99         12.88       (0.18)        6.82        6.64          --           --          --
                                 10/31/98         10.20       (0.09)        2.78        2.69      (0.01)           --          --
                                 10/31/97(2)      10.00        0.05         0.15        0.20          --           --          --



                                                                                       AMERICAN SKANDIA ADVISOR FUNDS, INC.
---------------------------------------------------------------------------------------------------------------------------


                                                                                   Ratios of Expenses

                                          Supplemental Data                      to Average Net Assets(6)

                  Net Asset                 Net Assets at    Portfolio     After Expense     Before Expense Ratio of Net Investment
Total               Value       Total        End of Period   Turnover     Reimbursement      Reimbursement      Income (Loss) to
Distributions    End of Period Return(4)    (In 000's)       Rate(5)      and Waiver(3)      and Waiver(3)    Average Net Assets(6)
-------------    ------------- ---------    ----------       -------      -------------      -------------    --------------------


$   (0.15)        $  16.22       38.83%    $    10,908         106%            1.77%               2.65%                  (1.17%)
      --             11.81       18.00%            587         122%            1.75%               5.66%                  (0.52%)
    (0.15)           16.12       38.21%         22,399         106%            2.27%               3.14%                  (1.68%)
      --             11.79       17.80%            991         122%            2.25%              15.98%                  (0.78%)
    (0.15)           16.12       38.09%          9,674         106%            2.27%               3.17%                  (1.68%)
      --             11.79       17.90%            903         122%            2.25%              20.25%                  (0.72%)
    (0.15)           16.12       38.09%          6,428         106%            2.27%               3.19%                  (1.69%)
      --             11.79       17.90%            509         122%            2.25%              10.43%                  (0.67%)


$   (0.03)         $  11.42      12.06%         $8,561         126%            1.85%               2.76%                  0.06%
      --              10.23       2.30%            717           3%            1.75%               9.44%                  0.87%
    (0.01)            11.38      11.57%         21,560         126%            2.35%               3.29%                  (0.44%)
      --              10.22       2.20%          1,886           3%            2.25%               9.10%                  0.47%
    (0.01)            11.38      11.57%          7,731         126%            2.35%               3.32%                  (0.45%)
      --              10.22       2.20%            997           3%            2.25%              13.91%                  0.26%
    (0.01)            11.36      11.38%          4,608         126%            2.35%               3.35%                  (0.46%)
      --              10.22       2.20%            295           3%            2.25%              12.90%                  0.34%



$   (0.07)         $  10.99      17.82%     $    4,623          31%            2.12%               3.36%                  (0.28%)
      --               9.39       5.15%          1,685          20%            2.10%               6.06%                  (0.16%)
      --               8.93     (8.32%)            218           1%            2.10%              51.87%                   0.07%
    (0.02)            11.22      17.30%          9,257          31%            2.62%               3.86%                  (0.80%)
      --               9.59       4.69%          3,318          20%            2.60%               6.50%                  (0.70%)
      --               9.16     (8.40%)            390           1%            2.60%              38.12%                  (0.51%)
    (0.02)            11.21      17.33%          4,379          31%            2.62%               3.90%                  (0.83%)
      --               9.57       4.48%          2,282          20%            2.60%               6.55%                  (0.58%)
      --               9.16     (8.40%)            198           1%            2.60%              33.95%                  (0.53%)
    (0.02)            11.25      17.26%          6,727          31%            2.62%               3.94%                  (0.86%)
      --               9.61       4.68%          5,144          20%            2.60%               6.54%                  (0.68%
      --               9.18     (8.20%)            756           1%            2.60%              46.77%                  (0.28%)


$     --           $  21.97      52.46%    $   234,575          47%            1.71%               2.00%                  (0.49%)
    (0.03)            14.41      26.77%         24,558          77%            1.70%               2.65%                  (0.24%)
      --              11.40       1.97%            706          83%            1.70%              26.77%                  2.72%
      --              19.50      51.52%        684,778          47%            2.21%               2.51%                  (0.98%)
    (0.01)            12.87      26.40%         56,582          77%            2.20%               3.14%                  (0.74%)
      --              10.19       1.90%          1,718          83%            2.20%              16.45%                  2.27%
      --              19.47      51.52%        222,230          47%            2.21%               2.50%                  (0.99%)
    (0.01)            12.85      26.20%         21,710          77%            2.20%               3.13%                  (0.75%)
      --              10.19       1.90%            452          83%            2.20%              15.78%                  1.95%
      --              19.52      51.55%        133,655          47%            2.21%               2.48%                  (1.02%)
    (0.01)            12.88      26.37%         36,575          77%            2.20%               3.16%                  (0.76%)
      --              10.20       2.00%          1,474          83%            2.20%              24.39%                  2.05%


(1) Commenced operations on August 19, 1998.
(2) Calculated from July 28, 1997 (Date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of
1933).
(3) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Plan, as described above under "How to Buy Shares
- Distribution Plans."
(4) Total return for Class X shares does not reflect the payment of bonus shares.
(5) Portfolio Turnover Rates for the ASAF T. Rowe Price International Equity Fund and ASAF Janus Capital Growth Fund represent the Portfolio Turnover Rates for the corresponding Master Portfolios.
(6) Annualized for periods less than one year and, for the ASAF T. Rowe Price International Equity Fund and ASAF Janus Capital Growth Fund, represents the combined ratios for the fund and its respective pro rata share of its Master Portfolio.

* Prior to May 1, 2000, Rowe Price-Fleming International, Inc. served as Sub-advisor to the ASAF American Century International Growth Fund (formerly, the ASAF T. Rowe Price International Equity Fund. American Century Investment Management Inc. has served as Sub-advisor to the Portfolio since May 1, 2000.

Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding
throughout each period)

                                                              Increase (Decrease) from
                                            Net Asset      Investment Operations                      Less Distributions
                                             Value      Net          Net Realized   Total from   From Net   In Excess of    From Net
                                 Year       Beginning   Investment   & Unrealized   Investment   Investment Net Investment Realized
                                 Ended       of Period   Income (Loss)  Gain (Loss)  Operations   Income       Income         Gains

ASAF INVESCO
EQUITY INCOME FUND:

Class A                          10/31/99      $  11.75     $   0.22    $   1.84    $   2.06   $  (0.15)     $     --    $     --
                                 10/31/98         10.45         0.22        1.20        1.42      (0.12)           --          --
                                 10/31/97(1)       9.98         0.14        0.33        0.47          --           --          --
Class B                          10/31/99         11.77         0.14        1.87        2.01      (0.09)           --          --
                                 10/31/98         10.45         0.15        1.24        1.39      (0.07)           --          --
                                 10/31/97(1)      10.00         0.10        0.35        0.45          --           --          --
Class C                          10/31/99         11.77         0.14        1.86        2.00      (0.09)           --          --
                                 10/31/98         10.46         0.15        1.23        1.38      (0.07)           --          --
                                 10/31/97(1)      10.00         0.10        0.36        0.46          --           --          --
Class X                          10/31/99         11.76         0.13        1.88        2.01      (0.09)           --          --
                                 10/31/98         10.45         0.15        1.23        1.38      (0.07)           --          --
                                 10/31/97(1)      10.00         0.11        0.34        0.45          --           --          --

ASAF TOTAL
RETURN BOND FUND:

Class A                          10/31/99      $  10.79     $   0.60   $  (0.61)  $   (0.01)   $  (0.60)     $     --   $  (0.07)
                                 10/31/98         10.28         0.35       0.54        0.89       (0.38)           --          --
                                 10/31/97(1)      10.07         0.15       0.09        0.24       (0.03)           --          --
Class B                          10/31/99         10.68         0.54      (0.60)      (0.06)      (0.54)           --      (0.07)
                                 10/31/98         10.16         0.31       0.53        0.84       (0.32)           --          --
                                 10/31/97(1)      10.00         0.10       0.09         0.19      (0.03)           --          --
Class C                          10/31/99         10.67         0.54      (0.59)      (0.05)      (0.54)           --      (0.07)
                                 10/31/98         10.16         0.31       0.52         0.83      (0.32)           --          --
                                 10/31/97(1)      10.00         0.10       0.09         0.19      (0.03)           --          --
Class X                          10/31/99         10.69         0.54      (0.60)      (0.06)      (0.54)           --      (0.07)
                                 10/31/98         10.17         0.34       0.50         0.84      (0.32)           --          --
                                 10/31/97(1)      10.00         0.09       0.10         0.19      (0.02)           --          --
ASAF JPM
MONEY MARKET FUND:

Class A                          10/31/99      $   1.00     $  0.035    $     --    $  0.035  $  (0.035)     $     --    $     --
                                 10/31/98          1.00        0.039          --       0.039     (0.039)           --          --
                                 10/31/97(1)       1.00        0.009          --       0.009     (0.009)           --          --
Class B                          10/31/99          1.00        0.030          --       0.030     (0.030)           --          --
                                 10/31/98          1.00        0.033          --       0.033     (0.033)           --          --
                                 10/31/97(1)       1.00        0.007          --       0.007     (0.007)           --          --
Class C                          10/31/99          1.00        0.030          --       0.030     (0.030)           --          --
                                 10/31/98          1.00        0.034          --       0.034     (0.034)           --          --
                                 10/31/97(1)       1.00        0.007          --       0.007     (0.007)           --          --
Class X                          10/31/99          1.00        0.030          --       0.030     (0.030)           --          --
                                 10/31/98          1.00        0.034          --       0.034     (0.034)           --          --
                                 10/31/97(1)       1.00        0.008          --       0.008     (0.008)           --          --



                                                                                       AMERICAN SKANDIA ADVISOR FUNDS, INC.
---------------------------------------------------------------------------------------------------------------------------


                                                                                   Ratios of Expenses

                                          Supplemental Data                      to Average Net Assets(5)

                  Net Asset                 Net Assets at    Portfolio     After Expense     Before Expense Ratio of Net Investment
Total               Value       Total        End of Period   Turnover     Reimbursement      Reimbursement      Income (Loss) to
Distributions    End of Period Return(2)    (In 000's)       Rate(3)      and Waiver(4)      and Waiver(4)    Average Net Assets(5)
-------------    ------------- ---------    ----------       -------      -------------      -------------    --------------------


$   (0.15)         $  13.66      17.60%    $    31,960          66%            1.59%               1.91%                  1.52%
    (0.12)            11.75      13.64%          8,911          70%            1.55%               2.86%                  1.72%
      --              10.45       4.71%            471          46%            1.55%              29.14%                  4.81%
    (0.09)            13.69      17.08%         79,962          66%            2.09%               2.42%                  1.02%
    (0.07)            11.77      13.30%         18,045          70%            2.05%               3.38%                  1.27%
      --              10.45       4.50%          1,408          46%            2.05%              19.54%                  3.68%
    (0.09)            13.68      17.08%         34,157          66%            2.09%               2.41%                  1.02%
    (0.07)            11.77      13.19%          8,362          70%            2.05%               3.33%                  1.27%
      --              10.46       4.60%            255          46%            2.05%              20.89%                  3.82%
    (0.09)            13.68      17.09%         33,884          66%            2.09%               2.42%                  0.99%
    (0.07)            11.76      13.21%         18,296          70%            2.05%               3.35%                  1.27%
      --              10.45       4.50%          1,174          46%            2.05%              36.25%                  4.05%


$   (0.67)         $  10.11     (0.55%)    $    23,140         145%            1.40%               1.73%                  5.33%
    (0.38)            10.79       8.78%          6,034         418%            1.40%               2.93%                  4.76%
    (0.03)            10.28       2.39%             61          93%            1.40%              66.92%                  4.42%
    (0.61)            10.01     (1.02%)         83,936         145%            1.90%               2.23%                  4.82%
    (0.32)            10.68        8.36%        17,821         418%            1.90%               3.58%                  4.23%
    (0.03)            10.16       1.90%            547          93%            1.90%              39.35%                  4.13%
    (0.61)            10.01     (0.92%)         26,112         145%            1.90%               2.24%                  4.84%
    (0.32)            10.67       8.26%          8,743         418%            1.90%               3.52%                  4.27%
    (0.03)            10.16       1.93%            165          93%            1.90%              33.68%                  4.32%
    (0.61)            10.02     (1.00%)         19,574         145%            1.90%               2.25%                  4.86%
    (0.32)            10.69       8.36%         11,698         418%            1.90%               3.68%                  4.25%
    (0.02)            10.17       1.94%            410          93%            1.90%              67.46%                  3.94%


$   (0.035)        $   1.00       3.57%    $    43,004          N/A            1.50%               1.63%                  3.56%
    (0.039)            1.00       3.94%          7,372          N/A            1.50%               2.42%                  3.90%
    (0.009)            1.00       0.92%            307          N/A            1.50%              31.53%                  3.34%
    (0.030)            1.00       3.05%         79,202          N/A            2.00%               2.12%                  3.04%
    (0.033)            1.00       3.39%         16,554          N/A            2.00%               2.89%                  3.30%
    (0.007)            1.00       0.75%            354          N/A            2.00%              37.83%                  2.98%
    (0.030)            1.00       3.06%         28,923          N/A            2.00%               2.13%                  3.07%
    (0.034)            1.00       3.42%          6,895          N/A            2.00%               3.07%                  3.40%
    (0.007)            1.00       0.71%            332          N/A            2.00%              24.34%                  2.85%
    (0.030)            1.00       3.06%         28,385          N/A            2.00%               2.13%                  3.06%
    (0.034)            1.00       3.42%         12,533          N/A            2.00%               3.18%                  3.42%
    (0.008)            1.00       0.77%            566          N/A            2.00%              39.71%                  2.97%

(1) Calculated from July 28, 1997 (Date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of 1933.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Portfolios' Supplemental Plan, as described above under "How to Buy Shares - Distribution Plans."
(5) Annualized for periods less than one year and represents the combined ratios for the respective fund and its respective pro rata share of its Master Portfolio.

Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

                   CERTAIN RISK FACTORS AND INVESTMENT METHODS

             The following is a description of certain securities and investment methods that the Funds and Portfolios may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of each Fund and Portfolio is described above under "Investment Programs of the Funds," and an investor should refer to that section to obtain information about each Fund and Portfolio. In general, whether a particular Fund or Portfolio may invest in a specific type of security or use an investment method is described above or in the Company's SAI under "Investment Programs of the Funds." As noted below, however, certain risk factors and investment methods apply to all or most of the Funds or Portfolios. Any reference to the "Funds" in the discussion below generally includes the Non-Feeder Funds and Portfolios.

DERIVATIVE INSTRUMENTS:

             To the extent permitted by the investment objectives and policies of a Fund, a Fund may invest in securities and other instruments that are commonly referred to as "derivatives." For instance, a Fund may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

             There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. A Fund may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

             The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. Strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for a Fund to set aside assets to meet its obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a disadvantageous time. A Fund may also be unable to close out its derivatives positions when desired. There is no assurance that a Fund will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

             Options. Most of the Funds (except for the ASMT INVESCO Equity Income Portfolio, the ASAF Federated High Yield Bond Fund, and the ASMT JPM Money Market Portfolio) may engage in at least some types of options transactions. The purchaser of an option on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

             A Fund will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

             Generally, the Funds will write call options only if they are covered (i.e., the Fund owns the security subject to the option or has the right to acquire it without additional cost). By writing a call option, a Fund assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, a Fund that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. A Fund will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. A Fund that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

             A Fund may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. A Fund may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.


             Futures Contracts and Related Options. Each Fund (except the ASAF Neuberger Berman Mid-Cap Growth Fund, the ASAF Neuberger Berman Mid-Cap Value Fund, the ASMT INVESCO Equity Income Portfolio, the ASAF Federated High Yield Bond Fund, and the ASMT JPM Money Market Portfolio) may enter into financial futures contracts and related options. The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified future time. Financial futures contracts may relate to securities indices, interest rates or foreign currencies. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. A Fund may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.


             An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

             Pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"), no Fund will:

             (i) purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Fund's net assets; and

             (ii) enter into any futures contracts if the aggregate amount of that Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

             Risks of Options and Futures Contracts. Options and futures contracts can be highly volatile and their use can reduce a Fund's performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a Sub-advisor seeks to protect a Fund against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Fund could be left in a less favorable position than if such strategies had not been used. A Fund's potential losses from the use of futures extends beyond its initial investment in such contracts.

             Among the other risks inherent in the use of options and futures are (a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Fund differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

             Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve "sovereign risks" in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

             Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Company's agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments.

             American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

             Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

             Developing Countries. Although none of the Funds invest primarily in securities of issuers in developing countries, many of the Funds may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

             Currency Fluctuations. Investments in foreign securities may be denominated in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. A Fund's share price and the amounts it distributes to shareholders in dividends may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, a Fund may incur costs in connection with conversions between various currencies.

             While the introduction of a single  currency,  the euro, on January
1, 1999 for participating nations in the European Economic and Monetary Union generally occurred without significant market or operational disruption, the euro still presents certain political and economic uncertainties. These uncertainties may include political reaction against the euro in participating nations and operational difficulties as the result of the fact that some securities still pay dividends and interest in the old currencies. These uncertainties could cause market disruptions, and could adversely affect the value of securities held by the Funds.


             Foreign Currency Transactions. A Fund that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions. Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the transaction. Alternatively, a fund may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract. A Fund may enter into a forward contract when it wishes to "lock in" the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future. This practice may be referred to as "transaction hedging." In addition, when a Fund's Sub-advisor believes that the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Fund may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such currency). This practice may be referred to as "portfolio hedging." In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. No Fund will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in the related currency. The effect of entering into a forward contract on a Fund share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another. Although a forward contract may reduce a Fund's losses on securities denominated in foreign currency, it may also reduce the potential for gain on the securities if the currency's value moves in a direction not anticipated by the Sub-advisor. In addition, foreign currency hedging may entail significant transaction costs.


COMMON AND PREFERRED STOCKS:

           Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Funds' investment policies and restrictions, while others consider them fixed income securities.) After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Funds, including the Funds that invest primarily in equity securities, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"), which are described in detail in the Appendix to the Company's SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Fund assets invested in lower-rated securities generally will increase the Fund's income, but also will increase the credit risk to which the Fund is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

             Lower-Rated Fixed Income Securities. Lower-rated high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a Sub-advisor's research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

             Bonds rated in the four highest ratings categories are frequently referred to as "investment grade." However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

             Mortgage-backed securities are securities representing interests in "pools" of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

             Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that a Fund find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

             Collateralized Mortgage Obligations (CMOs). CMOs are a type of mortgage-backed security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

             Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are mortgage-backed securities that have been divided into interest and principal components. "IOs" (interest only securities) receive the interest payments on the underlying mortgages while "POs" (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

             Asset-backed securities conceptually are similar to mortgage-backed securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage-backed securities.

CONVERTIBLE SECURITIES AND WARRANTS:

             Certain of the Funds may invest in convertible securities. Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer's balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

             Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:


             The Funds (other than the ASAF Founders International Small Capitalization Fund, ASAF T. Rowe Price Small Company Value Fund, ASAF Neuberger Berman Mid-Cap Growth Fund, ASAF Neuberger Berman Mid-Cap Value Fund, ASAF Alliance Growth Fund, and ASAF Alliance Growth and Income Fund) may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price and yield. While the Funds will generally engage in such when-issued, delayed-delivery or forward commitment transactions with the intent of actually acquiring the securities, a Fund may sometimes sell such a security prior to the settlement date. The ASMT JPM Money Market Portfolio will not enter into these commitments if they would exceed 15% of the value of the Fund's total assets less its liabilities other than liabilities created by these commitments.


             Certain Funds may also sell securities on a delayed-delivery or forward commitment basis. If the Fund does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, the Fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:


             Subject to guidelines adopted by the Directors of the Company or Trustees of the Trust, each Fund may invest up to 15% of its net assets in illiquid securities (except for the ASMT JPM Money Market Portfolio, which is limited to 10% of its net assets, and the ASAF Managed Index 500 Fund, which is limited to 5% of its net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, a Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.


             Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund's Sub-advisor under the guidelines adopted by the Directors of the Company. However, the liquidity of a Fund's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:


             Each Fund (other than the ASAF Alliance Growth and Income Fund) may enter into repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to a Fund's limit on illiquid securities.


             A Fund that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Fund is delayed or prevented from disposing of the collateral. A Fund also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

             The ASAF Neuberger Berman Mid-Cap Growth Fund will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

             Certain Funds (specifically, the ASAF AIM International Equity Fund, the ASAF Janus Overseas Growth Fund, the ASAF Neuberger Berman Mid-Cap Growth Fund, the ASAF Neuberger Berman Mid-Cap Value Fund, the ASAF Marsico Capital Growth Fund, the ASMT Janus Capital Growth Portfolio, the ASMT PIMCO Total Return Bond Portfolio, and the ASMT JPM Money Market Portfolio) may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Fund and, like borrowing money, may increase fluctuations in a Fund's share price. When entering into a reverse repurchase agreement, a Fund must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

             Each Fund may borrow money from banks. Each Fund's borrowings are limited so that immediately after such borrowing the value of the Fund's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Fund, for any reason, have borrowings that do not meet the above test, such Fund must reduce such borrowings so as to meet the necessary test within three business days. Certain Funds (the ASAF Founders International Small Capitalization Fund, the ASAF AIM International Equity Fund, the ASAF T. Rowe Price Small Company Value Fund, the ASAF Neuberger Berman Mid-Cap Growth Fund, the ASAF Neuberger Berman Mid-Cap Value Fund and the ASMT JPM Money Market Portfolio) will not purchase securities when outstanding borrowings are greater than 5% of the Fund's total assets. If a Fund borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each Fund may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although a Fund has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Nonetheless, lending securities involves certain risks, including the risk that the Fund will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

             The Company has made arrangements with certain money market mutual funds so that the Sub-advisors for the various Funds can "sweep" excess cash balances of the Fund to those funds for temporary investment purposes. In addition, certain Sub-advisors may invest Fund assets in money market funds that they advise or in other investment companies. Mutual funds pay their own operating expenses, and the Funds, as shareholders in the funds, will indirectly pay their proportionate share of such funds' expenses.

SHORT SALES "AGAINST THE BOX":


             While none of the Funds will make short sales generally, the ASAF AIM International Equity Fund, the ASAF Janus Overseas Growth Fund, the ASMT American Century International Growth Portfolio, the ASAF Janus Small-Cap Growth Fund, the ASMT Janus Capital Growth Portfolio, the ASAF MFS Growth with Income Fund, the ASAF American Century Strategic Balanced Fund and the ASMT PIMCO Total Return Bond Portfolio may make short sales "against the box." A short sale against the box involves selling a security that the Fund owns, or has the right to obtain without additional cost, for delivery at a specified date in the future. A Fund may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Fund loses the opportunity to participate in the gain.


YEAR 2000 RISKS:

             Many services provided to the Company and its Funds by the Investment Manager, the Sub-advisors, and the Company's other service providers (collectively, the "Service Providers") rely on the proper functioning of their respective computer systems. While the Service Providers did not experience any significant computer malfunctions as a result of such computer systems failing to recognize dates in the Year 2000 (the "Year 2000 Issue"), it is possible that such malfunctions still may occur or be discovered. In addition, it is still possible that the Year 2000 Issue will have an adverse affect on the Funds' investments or on global markets or economies generally. The Investment Manager and the Company are continuing to monitor the Year 2000 Issue in an effort to confirm that no disruptions in the services provided to the Company take place.

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Mailing Address
P.O. Box 8012
Boston, MA 02266-8012

Investment Manager

American Skandia Investment Services, Incorporated
One Corporate Drive

Shelton, CT 06484


Sub-Advisors
A I M Capital Management, Inc.
Alliance Capital Management, L.P.
American Century Investment Management, Inc.
Federated Investment Counseling
Founders Asset Management LLC
INVESCO Funds Group, Inc.
Janus Capital Corporation
J.P. Morgan Investment Management Inc.
Lord, Abbett & Co.
Massachusetts Financial Services Company
Marsico Capital Management, LLC
Neuberger Berman Management Inc.
Pacific Investment Management Company
Sanford C. Bernstein & Co., Inc.
Scudder Kemper Investments, Inc.
T. Rowe Price Associates, Inc.


Distributor

American Skandia Marketing, Incorporated
One Corporate Drive

Shelton, CT 06484

Transfer and Dividend Paying Agent
Boston Financial Data Services, Inc.
Two Heritage Drive
Quincy, Massachusetts 02171

Custodians

PNC Bank                                              The Chase Manhattan Bank
Airport Business Center, International Court 2        One Pierrepont Plaza
200 Stevens Drive                                     Brooklyn, NY 11201
Philadelphia, PA 19113

Administrator
PFPC Inc.

103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

Legal Counsel

Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103


INVESTOR INFORMATION SERVICES:

             The Company provides 24-hour information services via a toll-free number on Fund yields and prices, dividends, account balances, and your latest transaction as well as the ability to request prospectuses, account and tax forms, and duplicate statements. In addition, telephone representatives are available during normal business hours to provide the information and services you need. Shareholder inquiries should be made by calling 1-800-SKANDIA or by writing to "American Skandia Advisor Funds, Inc." at P.O. Box 8012, Boston, Massachusetts 02266-8012. There may be a small charge for historical account information for prior years.

             Additional information about the Funds is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

             The information in Company filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Finally, information about the Company is available on the Commission's Internet site at http://www.sec.gov.

Investment Company Act File No. 811-08085

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 1999


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                      AMERICAN SKANDIA ADVISOR FUNDS, INC.

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Table of Contents                                                                                                      Page

General Information.......................................................................................................2
Investment Programs of the Funds..........................................................................................2


         ASAF Founders International Small Capitalization Fund............................................................3
         ASAF AIM International Equity Fund..............................................................................19
         ASAF Janus Overseas Growth Fund.................................................................................26
         ASAF American Century International Growth Fund.................................................................10
         ASAF Janus Small-Cap Growth Fund................................................................................29
         ASAF Kemper Small-Cap Growth Fund.................................................................................
         ASAF T. Rowe Price Small Company Value Fund.....................................................................32
         ASAF Neuberger Berman Mid-Cap Growth Fund.......................................................................41
         ASAF Neuberger Berman Mid-Cap Value Fund........................................................................47
         ASAF Alliance Growth Fund.......................................................................................54
         ASAF Marsico Capital Growth Fund................................................................................56
         ASAF Janus Capital Growth Fund..................................................................................59
         ASAF Managed Index 500 Fund.....................................................................................61
         ASAF Alliance Growth and Income Fund............................................................................66
         ASAF MFS Growth with Income Fund................................................................................67
         ASAF INVESCO Equity Income Fund.................................................................................76
         ASAF American Century Strategic Balanced Fund...................................................................78
         ASAF Federated High Yield Bond Fund.............................................................................82
         ASAF Total Return Bond Fund.....................................................................................85
         ASAF JPM Money Market Fund......................................................................................98


Fundamental Investment Restrictions......................................................................................99
Certain Risk Factors and Investment Methods.............................................................................101
Additional Performance Information......................................................................................116
Management of the Company...............................................................................................121
Additional Information on the "Master Feeder" Fund Structure............................................................124
Investment Advisory & Administration Services...........................................................................124
Fund Expenses...........................................................................................................133
Distribution Arrangements...............................................................................................134
Determination of Net Asset Value........................................................................................137
Additional Information on the Purchase and Redemption of Shares.........................................................138
Portfolio Transactions..................................................................................................140
Additional Tax Considerations...........................................................................................142
Capital Stock of the Company & Principal Holders of Securities..........................................................144
Other Information.......................................................................................................147
Financial Statements....................................................................................................148
Appendix................................................................................................................B-1



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This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Company's current Prospectus, dated May 1, 2000. A copy of the Company's Prospectus may be obtained by writing to "American Skandia Advisor Funds, Inc." at P.O. Box 8012, Boston, Massachusetts 02266-8012 or by calling 1-800-SKANDIA.


                               GENERAL INFORMATION


     American  Skandia  Advisor  Funds,  Inc.  (the  "Company")  is an  open-end management investment company comprised of nineteen diversified investment portfolios (each a "Fund" and together the "Funds"). The Company was established as a Maryland corporation on March 5, 1997, and had no business history prior to the Fund's commencement of operations on July 28, 1997. Five of the Funds -- ASAF American Century International Growth Fund (formerly, the ASAF T. Rowe Price International Equity Fund), ASAF Janus Capital Growth Fund, ASAF INVESCO Equity Income Fund, ASAF Total Return Bond Fund and ASAF JPM Money Market Fund (each a "Feeder Fund" and together the "Feeder Funds") -- invest all of their investable assets in a corresponding portfolio (each a "Portfolio" and together the "Portfolios") of American Skandia Master Trust (the "Trust"), an open-end management investment company comprised of five diversified investment portfolios. Each Portfolio of the Trust invests in securities in accordance with an investment objective, investment policies and limitations identical to those of its corresponding Feeder Fund. This "master/feeder" fund structure differs from that of the other Funds of the Company and many other investment companies which directly invest and manage their own portfolio of securities. Those Funds of the Company which currently are not organized under a "master/feeder" fund structure (the "Non-Feeder Funds") retain the right to invest their assets in a corresponding Portfolio of the Trust in the future. For additional information regarding the "master/feeder" fund structure, see the Company's Prospectus under "Special Information on the 'Master Feeder' Fund Structure" and this SAI under "Additional Information on the `Master Feeder' Fund Structure."


     American Skandia Investment Services, Incorporated ("ASISI" or the "Investment Manager") acts as the investment manager for both the Non-Feeder Funds and the Portfolios. Currently, ASISI engages the following sub-advisors ("Sub-advisor(s)") for the investment management of each Non-Feeder Fund and
Portfolio: (a) ASAF Founders International Small Capitalization Fund: Founders Asset Management LLC; (b) ASAF AIM International Equity Fund: A I M Capital Management, Inc.; (c) ASAF Janus Overseas Growth Fund: Janus Capital Corporation; (d) ASMT American Century International Growth Portfolio (formerly, the ASMT T. Rowe Price International Equity Portfolio); American Century Investment Management, Inc. (e) ASAF Janus Small-Cap Growth Fund: Janus Capital Corporation; (f) ASAF Kemper Small-Cap Growth Fund: Scudder Kemper Investments, Inc. (g) ASAF T. Rowe Price Small Company Value Fund: T. Rowe Price Associates, Inc.; (h) ASAF Neuberger Berman Mid-Cap Growth Fund: Neuberger Berman Management Inc.; (i) ASAF Neuberger Berman Mid-Cap Value Fund: Neuberger Berman Management Inc.; (j) ASAF Alliance Growth Fund (formerly, the ASAF Oppenheimer Large-Cap Growth Fund); Alliance Capital Management L.P.; (k) ASAF Marsico Capital Growth
Fund: Marsico Capital Management, LLC.; (l) ASMT Janus Capital Growth Portfolio:
Janus Capital Corporation; (m) ASAF Managed Index 500 Fund (formerly, ASAF Bankers Trust Managed Index 500 Fund): Sanford C. Bernstein & Co.; (n) ASAF Alliance Growth & Income Fund (formerly, ASAF Lord Abbett Growth and Income
Fund):  Alliance Capital  Management L.P.; (o) ASAF MFS Growth with Income Fund:
Massachusetts  Financial  Services  Company;  (p)  ASMT  INVESCO  Equity  Income
Portfolio: INVESCO Funds Group, Inc.; (q) ASAF American Century Strategic Balanced Fund: American Century Investment Management, Inc.; (r) ASAF Federated High Yield Bond Fund: Federated Investment Counseling; (s) ASMT PIMCO Total Return Bond Portfolio: Pacific Investment Management Company; and (t) ASMT JPM Money Market Portfolio: J.P. Morgan Investment Management Inc.

                        INVESTMENT PROGRAMS OF THE FUNDS

     The following information supplements, and should be read in conjunction with, the discussion in the Prospectus of the investment objective and policies of each Fund and Portfolio. The investment objective of each Fund or Portfolio and supplemental information regarding its investment policies are described below separately for each Fund or Portfolio.

         The  investment   objective  and,  unless  otherwise   specified,   the
investment policies and limitations of each Fund and Portfolio are not "fundamental" policies and may be changed by the Directors of the Company or the Trustees of the Trust, where applicable, without shareholder approval. Those investment policies specifically labeled as "fundamental," including those described in the "Fundamental Investment Restrictions" section of this SAI, may not be changed without shareholder approval. Fundamental investment policies of a Fund or Portfolio may be changed only with the approval of at least the lesser of (1) 67% or more of the total units of beneficial interest ("shares") of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding shares of the Fund or Portfolio are represented, or (2) a majority of the outstanding shares of the Fund or Portfolio.

     Notwithstanding any other investment policy of a Fund, each Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. Those Funds which currently invest all of their investable assets in such a manner, the Feeder Funds, seek to meet their respective investment objectives by investing all of their investable assets in a corresponding Portfolio of the Trust, which in turn invests directly in a portfolio of securities in accordance with the investment objective, policies and limitations of its Feeder Fund. The investment objective, policies and limitations of each Feeder Fund are otherwise identical to those of its corresponding Portfolio. As such, the following discussion of the Feeder Funds, including references to the Directors of the Company, apply equally to the Funds' corresponding Portfolios and the Trustees of the Trust, respectively.

ASAF Founders International Small Capitalization Fund:

Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

     Options On Stock Indices and Stocks. An option is a right to buy or sell a security at a specified price within a limited period of time. The Fund may write ("sell") covered call options on any or all of its portfolio securities. In addition, the Fund may purchase options on securities. The Fund may also purchase put and call options on stock indices.

     The Fund may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate. No specified percentage of the Fund's assets is invested in securities with respect to which options may be written. The extent of the Fund's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

     When the Fund purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Fund will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

     The Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

     Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

     A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Fund purchases put options on stock indices to protect the portfolio against decline in value. The Fund purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Fund. Any gain in the price of a call option is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Fund.

     The Fund may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Fund may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the Fund.

     Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Fund may hold may be affected by options held by other advisory clients of the Sub-advisor. As of the date of this SAI, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Fund.

     One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Fund will lose the right to appreciation of the stock for the duration of the option. For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Futures Contracts. The Fund may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

     The acquisition or sale of a futures contract could occur, for example, if the Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

     Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

     The Fund may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

     The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Fund's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

     Unlike the situation in which the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

     Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired. For an additional discussion of futures contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Options on Futures Contracts. The Fund may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

     A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund would be able to buy a put option on a futures contract to hedge the Fund against the risk of falling prices. For an additional discussion of options on futures contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risks Factors and Investment Methods."

     Options on Foreign Currencies. The Fund may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Fund could buy put options on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Securities and Exchange Commission (the "SEC"), as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

     Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Fund may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     The Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

     In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume. For an additional discussion of certain risks involved in investing in futures and options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Forward Contracts for Purchase or Sale of Foreign Currencies. The Fund generally conducts its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund generally will not enter into forward contracts with a term greater than one year. In this manner, the Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Fund will not speculate in forward contracts.

     Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Fund may enter into a forward contract to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the Fund's securities denominated in that currency. In addition, the Fund may engage in "proxy-hedging," i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Fund to deliver an amount of foreign currency or a proxy currency in excess of the value of its portfolio securities or other assets denominated in the currency being hedged. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities.

     At the consummation of a forward contract for delivery by the Fund of a foreign currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency.

     Dealings in forward contracts by the Fund will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Illiquid Securities. As discussed in the Company's Prospectus, the Fund may invest up to 15% of the value of its net assets, measured at the time of investment, in investments which are not readily marketable. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than Rule 144A securities deemed to be liquid, discussed below) and securities which, due to their market or the nature of the security, have no readily available markets for their disposition are considered to be not readily marketable or "illiquid." These limitations on resale and marketability may have the effect of preventing the Fund from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. For an additional discussion of illiquid or restricted securities and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     The Directors of the Company have promulgated guidelines with respect to illiquid securities.

     Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities which, as disclosed in the Company's Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A which provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

     The Sub-advisor will determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Fund's limitations on investing in securities that are not readily marketable. The Sub-advisor will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

     Lower-Rated or Unrated Fixed-Income Securities. The Fund may invest up to 5% of its total assets in fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. (This limitation does not apply to convertible securities and preferred stocks.) Investments in lower-rated or unrated securities are generally considered to be of high risk. These debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. For a description of securities ratings, see the Appendix to this SAI. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

     Market risk relates to the fact that the market values of debt securities in which the Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Fund ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

     Because investment in medium and lower-rated securities involves greater credit risk, achievement of the Fund's investment objective may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Fund may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Fund does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds. For an additional discussion of certain risks involved in lower-rated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     The Sub-advisor seeks to reduce the overall risks associated with the Fund's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Fund will achieve its investment objective.

     Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements with respect to money market instruments eligible for investment by the Fund with member banks of the Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Fund's limitation with respect to illiquid securities.

     The Fund has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. The Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. For an additional discussion of repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Convertible Securities. The Fund may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

     Temporary Defensive Investments. Up to 100% of the assets of the Fund may be invested temporarily in U.S. government obligations, commercial paper, bank obligations, repurchase agreements, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. U.S. government obligations include Treasury bills, notes and bonds, and issues of United States agencies, authorities and instrumentalities. Some government obligations, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Fund also may invest in obligations issued by the International Bank for Reconstruction and Development (IBRD or "World Bank"). For more information on mortgage-related securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

1........Invest  more  than  15% of  the  market  value  of its  net  assets  in
     securities  which  are  not  readily   marketable,   including   repurchase
     agreements maturing in over seven days;

2........Purchase  securities of other investment companies except in compliance with the Investment Company Act of 1940;

3........Purchase  any  securities  on margin  except to obtain such  short-term credits as may be necessary for the clearance of transactions (and, provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

4........Sell securities short.

     In addition, in periods of uncertain market and economic conditions, as determined by the Sub-advisor, the Fund may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.


ASAF AIM INTERNATIONAL EQUITY FUND:

Investment Objective: The investment objective of the Fund is to seek long-term capital growth by investing in a diversified portfolio of international equity securities the issuers of which are considered by the Sub-advisor to have strong earnings momentum.

Investment Policies:

     In managing the Fund, the Sub-advisor seeks to apply to the Fund the same investment strategy that it applies to several of its other managed portfolios that have similar investment objectives but that invest primarily in United States equities markets. The Fund will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by the Sub-advisor. The Sub-advisor reviews carefully the earnings history and prospects for growth of each company considered for investment by the Fund. It is anticipated that common stocks will be the principal form of investment of the Fund. The Fund is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which the Sub-advisor considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies, which the Sub-advisor believes are currently enjoying a dramatic increase in earnings.

     If a particular foreign company meets the quantitative standards determined by the Sub-advisor, its securities may be acquired by the Fund regardless of the location of the company or the percentage of the Fund's investments in the company's country or region. However, the Sub-advisor will also consider other factors in making investment decisions for the Fund, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

     The Sub-advisor recognizes that often there is less public information about foreign companies than is available in reports supplied by domestic companies, that foreign companies are not subject to uniform accounting and financial reporting standards, and that there may be greater delays experienced by the Fund in receiving financial information supplied by foreign companies than comparable information supplied by domestic companies. In addition, the value of the Fund's investments that are denominated in a foreign currency may be affected by changes in currency exchange rates. For these and other reasons, the Sub-advisor from time to time may encounter greater difficulty applying its disciplined stock selection strategy to an international equity investment portfolio than to a portfolio of domestic equity securities.

     Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities.

     Under normal market conditions the Fund will invest at least 70% of its total assets in marketable equity securities, including common stock, preferred stock, and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of foreign companies that are listed on a recognized foreign securities exchange or traded on a foreign over-the-counter market. The Fund may also satisfy the foregoing requirement in part by investing in the securities of foreign issuers in the form of ADRs, EDRs, or other securities representing underlying securities of foreign issuers. The Fund may also invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market.

     Under normal market conditions, the Fund intends to invest in a diversified portfolio that includes companies located in at least four countries outside of the United States. The Fund will emphasize investment in foreign companies in the developed countries of Western Europe (such as Germany, France, Switzerland, the Netherlands and the United Kingdom) and the Pacific Basin (such as Japan, Hong Kong and Australia), but the Portfolio may also invest in the securities of companies located in developing countries (such as Turkey, Malaysia and Mexico) in various regions of the world. The risks of investment in the equity markets of developing countries are described in more detail immediately below and in this Statement under "Certain Risk Factors and Investment Methods."

     Real Estate Investment Trusts ("REITs"). The Fund may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 5% of the total assets of the Fund.

     REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular types of projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

     To the extent that the Fund invests in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, environmental liability risks, risks related to general and local economic conditions, adverse change in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, and are generally not diversified and therefore are subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility that the REIT will fail to maintain its exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities of REITs held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

     Repurchase Agreements and Reverse Repurchase Agreements. The Fund may enter into repurchase agreements and reverse repurchase agreements. A repurchase agreement is collateralized by the security acquired by the Fund and the value of the acquired security is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time. Repurchase agreements will be secured by U.S. Treasury securities, U.S. Government agency securities (including, but not limited to those which have been stripped of their interest payments and mortgage-backed securities) and commercial paper. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience losses, including possible reduced levels of income and lack of access to income during this period.

     The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions;
(ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. The Fund may enter into reverse repurchase agreements in amounts not exceeding 10% of the value of its total assets. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. This risk could cause a reduction in the net asset value of the Fund's shares.

     Additional information about repurchase and reverse repurchase agreements and their risks are included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Lending of Portfolio Securities. While securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has the right to call its loans and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time that coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Additional information about the lending of portfolio securities is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowings. The Fund may borrow money to a limited extent from banks for temporary or emergency purposes subject to the limitations under the 1940 Act. In addition, the Fund does not intend to engage in leverage; therefore, consistent with current interpretations of the SEC, the Fund will not purchase additional securities while borrowings from banks exceed 5% of the Fund's total assets. Additional information about borrowing is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Securities Issued on a When-Issued or Delayed-Delivery Basis. The Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Fund also may purchase or sell securities on a delayed-delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery-securities are fixed at the time the buyer enters into the commitment. If the Fund purchases a when-issued security or enters into a delayed-delivery agreement, the Fund's custodian bank will segregate cash or other liquid assets in an amount at least equal to the when-issued commitment or delayed-delivery agreement commitment. Additional information about when-issued and delayed-delivery transactions and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Short Sales "Against the Box." As described in the Trust's Prospectus, the Fund may from time to time make short sales against the box. To secure its obligation to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. Because the Fund ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short, the Fund will normally close out a short position covered by convertible securities by purchasing and delivering an equal amount of the securities sold short, rather than by delivering the convertible securities that it already holds.

     The Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against the Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales. In no event may more than 10% of the value of the Fund's total assets be deposited or pledged as collateral for short sales at any time.

     Rule 144A Securities. The Fund may purchase privately placed securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in securities that have not been registered under the 1933 Act. The Sub-advisor, under guidelines adopted by the Trust's Board of
Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. The determination of whether a
Rule 144A security is liquid is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor will consider, as it deems appropriate under the circumstances, the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Sub-advisor and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Additional information about illiquid and Rule 144A securities is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. The Fund normally invests primarily in foreign securities, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

     To the extent the Fund invests in securities denominated in foreign currencies, the Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. The Fund's investments in securities denominated in foreign currencies generally will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies that generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market.

     Investments by the Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail risks that are greater than those associated with domestic investments. The risks of investing in foreign securities are discussed in detail in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." Investment by the Fund in ADRs, EDRs and similar securities also may entail some or all or these risks. The Sub-advisor seeks to mitigate the risks associated with foreign investment through diversification and active professional management.

     Developing Countries. A developing country or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the developed European countries (primarily in Western Europe), the United States, Canada, Japan, Australia, New Zealand, Hong Kong and Singapore. The characteristics of markets can change over time. Currently, the Sub-advisor believes that investing in many emerging markets is not desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As desirable opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests.

     Many of the risks relating to foreign securities generally will be greater for emerging markets than for developed countries. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets for certain developing markets. Economies in emerging markets generally are heavily dependent upon international trade and accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade. There also may be a lower level of securities market monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries.

     In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets are often higher than the costs of investing in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from its inability to recover from a counterparty.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. The Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees.

     Portfolio Turnover. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objective, regardless of the holding period of that security. Additional information about portfolio turnover is included in this Statement under "Portfolio Transactions" and the Trust's Prospectus under "Portfolio Turnover."

         Options, Futures and Currency Strategies. The Fund may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General Risks of Options, Futures and Currency Strategies. The use by the Fund of options, futures contracts and forward currency contracts involves special considerations and risks. For example, there might be imperfect correlation, or even no correlation, between the price movements or an instrument (such as an option contract) and the price movements of the investments being hedged. In these circumstances, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

          The Fund will not enter into a hedging transaction if the Sub-advisor determines that the cost of hedging will exceed the potential benefit to the Fund.

         Additional information on these instruments is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods." Certain risks pertaining to particular strategies are described in the sections that follow.

                  Cover. Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash or liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  Writing Call Options. The Fund may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put Options. The Fund may write (sell) put options on securities, futures contracts, forward contracts, indices and currencies. The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

                  Purchasing Put Options. The Fund may purchase put options on securities, futures contracts, forward contracts, indices and currencies. The Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         The Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where the Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, the Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

                  Purchasing Call Options. The Fund may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         The Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which would guarantee performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used.

                  Index Options. The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

                  Limitations on Options. The Fund will not write options it, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

                  Interest Rate, Currency and Stock Index Futures Contracts. The Fund may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") and options on Futures as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchase of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or deliver a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The Fund will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

         The Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         If the Fund were unable to liquidate a Future or an option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional information on Futures, options on Futures, and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Forward Contracts. A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the forward contract. The Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional information on forward contracts and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Investment Companies. The Fund may invest in other investment companies to the extent permitted by the 1940 Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

         Investment Policy Which May Be Changed Without Shareholder Approval. The following limitation is applicable to the ASAF AIM International Equity Fund. This limitation is not a "fundamental" restriction, and may be changed by the Trustees without shareholder approval. The Fund will not:

1. Make investments for the purpose of gaining control of a company's management.


ASAF JANUS OVERSEAS GROWTH FUND:

Investment Objective: The investment objective of the ASAF Janus Overseas Growth Fund is to seek long-term growth of capital.

Investment Policies:

         Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund (i.e., no leveraging). The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund's obligations under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so. For a description of these strategies and instruments and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian of the Fund. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above. For an additional discussion of these strategies, see this SAI under "Certain Risk Factors and Investment Methods."

         Illiquid  Investments.   Subject  to  guidelines   promulgated  by  the
Directors of the Company, the Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Sub-advisor will make liquidity determinations with respect to the Fund's securities, including Rule 144A Securities and commercial paper. Under the guidelines established by the Directors, the Sub-advisor will consider, among others, the following factors in determining whether a Rule 144A Security is liquid: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, the Sub-advisor will consider, among other factors, whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by an NRSRO.

         Investment Company Securities. From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of
Section 12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by the Sub-advisor subject to the terms of an exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor. Under such order, the Fund will limit its aggregate investment in a money market fund managed by the Sub-advisor to the greater of
(i) 5% of its total assets or (ii) $2.5 million, although the Company's Board of Directors may increase this limit up to 25% of the Company's total assets.

         Zero-Coupon, Pay-In-Kind and Step Coupon Securities. The Fund may invest up to 10% of its assets in zero-coupon, pay-in-kind and step coupon securities. For a discussion of zero-coupon debt securities and the risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         Pass-Through Securities. The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. For an additional discussion of pass-through securities and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets. GDRs are securities convertible into equity securities of foreign issuers.

         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. The Fund will enter into such agreements only to provide cash to satisfy unusually heavy redemption requests and for other temporary or emergency purposes, rather than to obtain cash to make additional investments. Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised or sub-advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account. For a discussion of reverse repurchase agreements and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Income-Producing Securities. Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

                  Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

                  Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

                  Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Fund.

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval:

         1. The Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of CFTC regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         2. The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         3. The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         4. The Fund does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates.

         5. The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         6. The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors of the Company, or the Sub-advisor acting pursuant to authority delegated by the Directors of the Company, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

     7. The Fund may not invest in companies for the purpose of exercising control of management.


ASAF AMERICAN CENTURY INTERNATIONAL GROWTH FUND:

Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

         In general, within the restrictions outlined herein, the Fund has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the Sub-advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the Sub-advisor's intention that the Fund will generally consist of common stocks. However, the Sub-advisor may invest the assets of the Fund in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

         Forward Currency Exchange Contracts. The Fund conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency exchange contracts to purchase or sell foreign currencies.

         The Fund expects to use forward contracts under two circumstances: (1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency, the Fund would be able to enter into a forward contract to do so ("transaction hedging"); (2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Fund's securities either denominated in, or whose value is tied to, such foreign currency ("portfolio hedging"). It's anticipated that the Fund will enter into portfolio hedges much less frequently than transaction hedges.

         As to transaction hedging, when the Fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

         Under portfolio hedging, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Fund could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract entered into under the second circumstance. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. At any given time, no more than 10% of the Fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Fund's best interests may be served.

         Generally, the Fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver. For an additional discussion of forward currency exchange contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative Securities. To the extent permitted by its investment objectives and policies discussed elsewhere herein, the Fund may invest in securities that are commonly referred to as "derivative" securities. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

         Some "derivatives," such as mortgage-backed and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

         The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative securities, and the Investment Manager will report to the Trust's Board of Trustees as necessary. For additional information on derivatives and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and Options. The Fund may enter into futures contracts, options or options on futures contracts. The Fund may not, however, enter into a futures transaction for speculative purposes. Generally, futures transactions will be used to:

o protect against a decline in market value of the Fund's securities (taking a short futures position), or

o protect against the risk of an increase in market value for securities in which the Fund generally invests at a time

o    when the Fund is not fully-invested (taking a long futures position), or

o provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the Fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

         Although other techniques may be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will pay brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

         The Fund may engage in futures and options transactions based on securities indices that are consistent with the Fund's investment objectives. Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed income funds, or the S&P 500 Index for equity funds. The Fund also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Fund purchases or sells a bond, no price is paid or received by the Fund upon the purchase or sale of the future. Initially, the Fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market.

         Futures and options prices can be volatile, and trading in these markets involves certain risks, which are described in more detail in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." The Sub-advisor will seek to minimize these risks by limiting the contracts entered into on behalf of the Fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures. By purchasing an option on a futures contract, the Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying instrument at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

         Although they do not currently intend to do so, the Fund may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Fund would give up some ability to participate in a price increase on the underlying instrument. If the Fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Investments in Companies with Limited Operating History. The Fund may invest in the securities of issuers with limiting operating history. The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the Fund. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         The Fund will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The Sub-advisor will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

     Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Fund may invest in repurchase agreements. The Fund will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities.

         Short Sales. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale the collateral account will be maintained by the Fund's custodian. While the short sale is open the Fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

         If the Fund sells short securities that it owns, any future gains or losses in the Fund's long position should be reduced by a gain or loss in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Sovereign Debt Obligations. The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor intends to purchase a given security whenever the Sub-advisor believes it will contribute to the stated objective of the Fund, even if the same security has only recently been sold. The Fund will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that such security is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the Fund may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, the Fund may increase its equity position and decrease its cash position. However, it should be expected that the Fund will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Fund's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions, (1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates should not be considered as a representation of the rates that will be attained in the future.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the ASAF American Century International Growth Fund. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Fund will not:

1.   Invest more than 15% of its assets in illiquid investments;

2. Invest in the securities of other investment companies except in compliance with the 1940 Act;

3. Buy securities on margin or sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

4.   Invest in oil, gas or other mineral leases;

5.   Invest for control or for management.


ASAF JANUS SMALL-CAP GROWTH FUND:

Investment Objective: As stated in the Prospectus, the Fund's investment objective is capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Fund's investments therefore will be incidental to the Fund's objective.

Investment Policies:

         Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Directors have authorized the Sub-advisor to make liquidity determinations with respect to certain securities, including Rule 144A Securities and commercial paper purchased by the Fund. Under the guidelines established by the Directors, the Sub-advisor will consider, among other factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; and 5) any rating of the security by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In the case of commercial paper, the Sub-advisor will also determine that the paper is not traded flat or in default as to principal and interest. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not considered an illiquid security.

         Investment Company Securities. From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of
Section 12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by the Sub-advisor subject to the terms of an exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor. Under such order, the Fund will limit its aggregate investment in a money market fund managed by the Sub-advisor to the greater of
(i) 5% of its total assets or (ii) $2.5 million, although the Company's Board of Directors may increase this limit up to 25% of the Company's total assets.

         Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are described in the Company's Prospectus under "Certain Risk Factors and Investment Methods." Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

         Income-Producing Securities. Types of income producing securities that the Fund may purchase include, but are not limited to, (i) variable and floating rate obligations, which are securities having interest rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate, (ii) standby commitments, which are instruments similar to puts that give the holder the option to obligate a broker, dealer or bank to repurchase a security at a specified price, and (iii) tender option bonds, which are securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio. The Fund may also invest in inverse floaters, which are debt instruments the interest on which varies in an inverse relationship to the interest rate on another security. For example, certain inverse floaters pay interest at a rate that varies inversely to prevailing short-term interest rates. Some inverse floaters have an interest rate reset mechanism that multiplies the effects of changes in an underlying index. Such a mechanism may increase fluctuations in the security's market value. The Fund will not invest more than 5% of its assets in inverse floaters.

         High-Yield/High-Risk Securities. The Fund intends to invest less than 35% of its net assets in debt securities that are rated below investment grade (e.g., securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Lower rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

         The Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Sub-advisor may treat such securities as unrated debt. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Sub-advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit unless the portfolio managers deem such securities to be the equivalent of investment grade securities.

         The Fund may purchase defaulted securities subject to the above limits, but only when the Sub-advisor believes, based upon its analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Sub-advisor's belief as to the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

                  Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about their condition. The market prices of securities of such issuers also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition of Portfolio Securities. Although the Fund generally will purchase securities for which the Sub-advisor expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the Sub-advisor believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

     Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

         Repurchase and Reverse Repurchase Agreements. The Fund may enter into repurchase agreements. While it is not possible to eliminate all risks from repurchase agreement transactions, the Fund will limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-advisor under guidelines established by the Board of Directors of the Company.

         The Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills or notes. The Fund will enter into reverse repurchase agreements only with parties that the Sub-advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested
proceeds  is  less  than  the  expense  of  the  reverse  repurchase   agreement
transaction. This technique may also have a leveraging effect on the Fund, although the requirement for the Fund to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised or sub-advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account.

         For an additional discussion of repurchase agreements and reverse repurchase agreements and their risks, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures, Options and Forward Contracts. The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices, and foreign currencies, and forward contracts. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contract positions and options on futures contracts written by the Fund would exceed the market value of the Fund's total assets. The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately negotiated transactions on the types of securities, and on indices based on the types of securities, in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option purchased or written by the Fund in a negotiated transaction is illiquid, the value of the option purchased or the amount of the Fund's obligations under an option it has written, as the case may be, will be subject to the Fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction when the Sub-advisor believes it would be advantageous for the Fund to do so. For a description of these strategies and instruments and certain of their risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. The Fund bears the risk of loss of any payments it is contractually obligated to make in connection with interest rate swaps. In addition, if the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the ASAF Janus Small-Cap Growth Fund. These limitations are not "fundamental" restrictions, and may be changed by the Directors without shareholder approval.

         1. The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         2. The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3. The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

     4. The Fund may not invest in companies for the purpose of exercising control of management.

ASAF Kemper Small-Cap Growth Fund:

Investment Objective: The investment objective of the Fund is to seek maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

         Options. The Fund may write (sell) call options on securities as long as it owns the underlying securities subject to the option, or an option to purchase the same underlying securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Fund's custodian for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. The Fund may write put options provided that, so long as the Fund is obligated as the writer of the option, the Fund owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the option, or it deposits and maintains with the custodian in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The Fund may write (sell) call and put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the securities in the segregated account. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

         For an additional discussion of investing in options and the risks involved therein, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter Options. The Fund may deal in over-the-counter traded options ("OTC options"). Unlike exchange-traded options, OTC options are transacted directly with dealers and not with a clearing corporation. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-advisor and verified in appropriate cases. In writing OTC options, the Fund receives the premium in advance from the dealer. OTC options are available for a greater variety of securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Accordingly, the Fund will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor. The Sub-advisor believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Fund. The Sub-advisor will monitor the creditworthiness of the approved dealers on an on-going basis. The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in other illiquid securities, would exceed 15% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

         The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices. The Fund, as part of its options transactions, may also use options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. When the Fund writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities to the extent required by applicable regulation. Where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will also segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.] The Fund may also purchase and sell options on indices other than securities indices, as available, such as foreign currency indices. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot cover its potential settlement obligations by acquiring and holding the underlying securities. Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional discussion of investing in OTC options and options on securities indices, and the risks involved therein, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial Futures Contracts and Related Options. The Fund may enter into financial futures contracts. This investment technique is designed primarily to hedge (i.e. protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of an index. Conversely, where the near-term view is bullish, but the Fund is believed to be well positioned for the longer term with a high cash position, the Fund can hedge against market increases by entering into futures contracts to buy securities or the cash value of an index. In either case, the use of futures contracts would tend to minimize portfolio turnover and facilitate the Portfolio's pursuit of its investment objective. Also, if the Fund owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts. If interest rates did increase, the value of the bonds held by the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's futures contracts. If, on the other hand, long-term interest rates were expected to decline, the Portfolio could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Portfolio could purchase futures contracts on long-term bonds or the cash value of a securities index. Thus, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds. At the time of delivery, in the case of a contract relating to fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

         The market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of these price distortions and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Fund may purchase and write call and put options on financial futures contracts. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund would exceed 50% of the total assets of the Fund. For an additional discussion of investing in financial futures contracts and options on financial futures contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Section 4(2) Paper. The Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Such commercial paper is traded primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Section 4(2) paper will be considered illiquid, and subject to the Fund's limitation on investing in illiquid securities, unless the Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustees of the Trust.

         Collateralized Obligations. The Fund may invest in asset-backed and mortgage-backed securities, including interest only ("IO") and principal only ("PO") securities (collectively, "collateralized obligations"). A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

         The Fund will currently invest in only those collateralized obligations that are fully collateralized and would not materially alter the risk profile of the Fund. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. The Fund does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some collateralized obligations are issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity through these collateralized obligations than through direct investments in mortgage pass-through securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of these collateralized obligations. Rather, the payments on the underlying portfolio or pool of obligations are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying obligations and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only ("IO") and principal only ("PO") securities. By investing in IOs and POs, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized obligations are designed to be retired as the underlying obligations are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there generally will be sufficient collateral to secure collateralized obligations that remain outstanding. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of the Fund's limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Trustees.

         In reliance on an interpretation by the SEC, the Fund's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Fund, in another investment company.

         Inverse Floaters. The Fund may also invest in "inverse floaters." These inverse floaters are more volatile than conventional fixed or floating rate collateralized obligations, and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, the Fund does not intend to invest more than 5% of its net assets in inverse floaters.

         For an additional discussion of investing in collateralized obligations and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the ASAF Kemper Small-Cap Growth Fund. These limitations are not "fundamental" restrictions and may be changed without shareholder approval. The Fund will not:

1. Invest for the purpose of exercising control or management of another issuer.

2. Purchase securities of other investment companies, except in compliance with the 1940 Act.

3.   Invest more than 15% of its net assets in illiquid securities.

ASAF T. Rowe Price Small Company Value Fund:

Investment Objective: The investment objective of the Fund is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

         Although primarily all of the Fund's assets are invested in common stocks, the Fund may invest in convertible securities, corporate debt securities and preferred stocks. The fixed-income securities in which the Fund may invest include, but are not limited to, those described below. See this SAI under "Certain Risk Factors and Investment Methods," for an additional discussion of debt obligations.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

     U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home
Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

     Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Foreign   Government   Securities.   Issued  or  guaranteed  by  a  foreign
government, province, instrumentality, political subdivision or similar unit thereof.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Fund may also invest in the securities of certain supranational entities, such as the International Development Bank.

     Lower-Rated Debt Securities. The Fund's investment program permits it to purchase below investment grade securities, commonly referred to as "junk bonds." The Fund will not purchase a junk bond if immediately after such purchase the Fund would have more than 5% of its total assets invested in such securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

         After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Sub-advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Company's Prospectus.

         Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on the Sub-advisor's credit analysis than would be the case if the Fund was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing Covered Call Options. The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

         The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's total assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund.

         The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's total assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this SAI under "Certain Risk Factors and Investment Methods."

         The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price.
This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this SAI under "Certain Risk Factors and Investment Methods."

         The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer (Over-the-Counter) Options. The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this SAI under "Certain Risk Factors and Investment Methods."

         Futures Contracts:

                  Transactions in Futures. The Fund may enter into futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts"). The Fund may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

                  Stock index futures contracts may be used to attempt to hedge a portion of the Fund, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's securities.

                  Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

                  The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

                  Regulatory Limitations. The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

                  The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Directors of the Company without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

                  In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets as cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc. Such aggregated orders would be allocated among the Fund and such other portfolios managed by the Sub-advisor in a fair and non-discriminatory manner. See this SAI and Company's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options Contracts. Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Fund is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Fund will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

         The Fund may enter into forward contracts for any other purpose consistent with the Fund's investment objective and policies. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid assets and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

         At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as entirely as ordinary income or loss). The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange
contracts  on  currencies   is  qualifying   income  for  purposes  of  the  90%
requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may be deemed a "constructive sale" of offsetting securities, which could result in a taxable gain from the sale being distributed to shareholders. The Fund would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

         Illiquid and Restricted Securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Directors of the Company, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and
(4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The Directors of the Company have promulgated guidelines with respect to illiquid securities.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments). Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines adopted by the Directors of the Company, the Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by the Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Reverse Repurchase Agreements. Although the Fund has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.

     Warrants. The Fund may acquire warrants. For a discussion of certain risks involved therein, see this SAI under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash or U.S. government securities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

         Other Lending/Borrowing. Subject to approval by the SEC, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or Rowe Price-Fleming International, Inc. The Fund has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Fund will cover its commitments with respect to these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these commitments during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

     Money Market Securities. The Fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, rated in the two highest rating categories, maturing in one year or less.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

     2. Invest in companies for the purpose of exercising management or control;

     3. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

     4. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the 1933 Act may be subject to this 15% limitation;

     5. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates;

     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

     7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

     8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Company's Prospectus and this SAI;

     9.   Effect short sales of securities; or

     10. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

ASAF Neuberger Berman Mid-Cap Growth Fund:

Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a Federal Reserve member bank or a securities dealer deemed creditworthy by the Sub-advisor under procedures established by the Board of Directors of the Company. The bank or securities dealer agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Repurchase agreements with a maturity of more than seven business days are considered to be illiquid securities; the Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund will enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, and any other collateral for the repurchase agreement at all times equals or exceeds the repurchase price under the agreement, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by the custodian or a bank acting as the Fund's agent.

         Securities Loans. In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors judged creditworthy by the Sub-advisor. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Directors and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of reducing the Fund's liquidity. The Sub-advisor, acting under guidelines established by the Board of Directors of the Company, may determine that certain securities qualified for trading under Rule 144A are liquid.

         Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities, excluding Rule 144A securities deemed liquid by the Sub-advisor, are considered illiquid, and will be subject to the Fund's 15% limit on investments in illiquid securities. Foreign securities that are freely tradable in their principal markets are not considered by the Fund to be illiquid. Illiquid securities for which no market exists are priced by a method that the Directors believe accurately reflects fair value.

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Fund's investment limitations and policies concerning borrowings. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

         Covered Call Options. The Fund may write covered call options on securities it owns. Generally, the purpose of writing those options is to reduce the effect of price fluctuations of securities held by the Fund on the Fund's net asset value. Securities on which call options may be written by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives.

         When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. The Fund writes only "covered" call options on securities it owns. So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A call option would be purchased by the Fund to offset a previously written call option.

         The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and its counter-party with no clearing organization guarantee. Thus, when the Fund sells or purchases an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing purchase transaction" with the dealer to whom or from whom the Fund originally sold or purchased the option. The Sub-advisor monitors the creditworthiness of dealers with which the Fund may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements. For an additional discussion of OTC options and their risks, see this SAI under "Certain Risk Factors and Investment Methods."

           The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         The Fund pays the brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

         From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

         For an additional discussion of options and their risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Fund may invest in U.S. dollar-denominated equity and debt securities issued by foreign issuers (including governments, quasi-governments and foreign banks) and foreign branches of U.S. banks, including negotiable CDs and commercial paper. These investments are subject to the Fund's quality standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities,
(3) warrants, (4) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (5) obligations of other corporations, and
(6) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies. Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Fund may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities. Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this SAI and in the Company's Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk inherent in investing in foreign currency-denominated securities, the Fund may not purchase any such security if after such purchase more than 10% of its total assets (taken at market value) would be invested in such securities. Within such limitation, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency Transactions. The Fund may engage in foreign currency exchange transactions. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies ("forward contracts"). The Fund may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund may also use forward contracts for non-hedging purposes.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Fund's securities denominated in such foreign currency.

         The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies. The Fund may also purchase and sell forward contracts for non-hedging purposes when the Sub-advisor anticipates that the foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

         When the Fund engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         While the Fund may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund may experience delays in the settlement of its foreign currency transactions.

         When the Fund engages in forward contracts for the sale or purchase of currencies, the Fund will either cover its position or establish a segregated account. The Fund will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Fund will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Fund's assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Fund will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional discussion of forward foreign currency exchange contracts and their risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign Currencies. The Fund may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities. A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if the dollar value of a currency in which securities to be acquired by the Fund are denominated rises, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increases sufficiently, the Fund will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign currencies for hedging purposes. For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Fund.

         Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If unanticipated exchange rate fluctuations occur, a put or call option may be exercised and the Fund could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates. Options on foreign currencies may be traded on U.S. or foreign exchanges, or over-the-counter. Options on foreign currencies that are traded on the OTC market involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option written on foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency options are similar to the risks of other options, as discussed above and in this SAI under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities, Forward Contracts, and Options on Foreign Currencies ("Hedging Instruments"). The Fund will comply with SEC staff guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities. Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations. The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Fund.

         Preferred Stock. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities. The Fund may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities ("Comparable Unrated Securities"). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         If the quality of any fixed income securities held by the Fund deteriorates so that they no longer would be eligible for purchase by the Fund, the Fund will engage in an orderly disposition of the securities to the extent necessary to ensure that the Fund's holding of such securities will not exceed 5% of its net assets.

         Convertible Securities. The Fund may invest in convertible securities of any quality. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock. Convertible debt securities are subject to the Fund's investment policies and limitations concerning fixed-income investments.

         Convertible securities are typically issued by smaller companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in
Section 4(2) of the Securities Act of 1933. While such securities normally will be considered illiquid and subject to the Fund's 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Directors.

         Banking and Savings Institution Securities. The Fund may invest in banking and savings institution obligations, which include CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the ASAF Neuberger Berman Mid-Cap Growth Fund. These limitations are not fundamental restrictions and can be changed without shareholder approval.

     1. The Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

     2. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

     3. The Fund may not purchase securities on margin from brokers, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

     4. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

     5. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

ASAF Neuberger Berman Mid-Cap Value Fund:

Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a Federal Reserve member bank or a securities dealer deemed creditworthy by the Sub-advisor under procedures established by the Board of Directors of the Company. The bank or securities dealer agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Repurchase agreements with a maturity of more than seven business days are considered to be illiquid securities; the Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund will enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, and any other collateral for the repurchase agreement at all times equals or exceeds the repurchase price under the agreement, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by the custodian or a bank acting as the Fund's agent.

         Securities Loans. In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors judged creditworthy by the Sub-advisor. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Directors and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of reducing the Fund's liquidity. The Sub-advisor, acting under guidelines established by the Board of Directors of the Company, may determine that certain securities qualified for trading under Rule 144A are liquid.

         Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities, excluding Rule 144A securities deemed liquid by the Sub-advisor, are considered illiquid, and will be subject to the Fund's 15% limit on investments in illiquid securities. Foreign securities that are freely tradable in their principal markets are not considered by the Fund to be illiquid. Illiquid securities for which no market exists are priced by a method that the Directors believe accurately reflects fair value.

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Fund's investment limitations and policies concerning borrowings. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

         Covered Call Options. The Fund may write covered call options on securities it owns valued at up to 10% of its net assets and may purchase call options in related closing transactions. Generally, the purpose of writing these options is to reduce the effect of price fluctuations of securities held by the Fund on the Fund's net asset value. Securities on which call options may be written by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives.

         When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. The Fund writes only "covered" call options on securities it owns. So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A call option would be purchased by the Fund to offset a previously written call option.

         The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of, every exchange-traded option. In contrast, OTC options are contracts between the Fund and its counter-party with no clearing organization guarantee. Thus, when the Fund sells or purchases an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing purchase transaction" with the dealer to whom or from whom the Fund originally sold or purchased the option. The Sub-advisor monitors the creditworthiness of dealers with which the Fund may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements. For an additional discussion of OTC options and their risks, see this SAI under "Certain Risk Factors and Investment Methods."

           The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         The Fund pays the brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

         For an additional discussion of options and their risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Fund may invest in U.S. dollar-denominated equity and debt securities issued by foreign issuers (including governments and quasi-governments) and foreign branches of U.S. banks, including negotiable CDs and commercial paper. These investments are subject to the Fund's quality standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities,
(3) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (4) obligations of other corporations, and (5) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies. Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Fund may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities. The Fund may invest in lower-rated foreign debt securities subject to the Fund's 15% limitation on lower-rated debt securities. Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this SAI and in the Company's Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk inherent in investing in foreign currency-denominated securities, the Fund may not purchase any such security if after such purchase more than 10% of its total assets (taken at market value) would be invested in such securities. Within such limitation, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency Transactions. The Fund may engage in foreign currency exchange transactions. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies ("forward contracts"). The Fund may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, and only in amounts not exceeding 5% of the Fund's net assets.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Fund's securities denominated in such foreign currency. The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies.

         When the Fund engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         While the Fund may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund may experience delays in the settlement of its foreign currency transactions.

         When the Fund engages in forward contracts for the sale or purchase of currencies, the Fund will either cover its position or establish a segregated account. The Fund will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Fund will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Fund's assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Fund will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional discussion of forward foreign currency exchange contracts and their risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign Currencies. The Fund may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities. A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if the dollar value of a currency in which securities to be acquired by the Fund are denominated rises, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increases sufficiently, the Fund will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign currencies for hedging purposes. For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Fund.

         Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If unanticipated exchange rate fluctuations occur, a put or call option may be exercised and the Fund could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option written on foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency options are similar to the risks of other options, as discussed above and in this SAI under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities, Forward Contracts, and Options on Foreign Currencies ("Hedging Instruments"). The Fund will comply with SEC staff guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities. Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations. The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Fund.

         Preferred Stock. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities. The Fund may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities ("Comparable Unrated Securities"). In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         Convertible Securities. The Fund may invest in convertible securities. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock. Convertible debt securities are subject to the Fund's investment policies and limitations concerning fixed-income investments.

         Convertible securities are typically issued by smaller companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in
Section 4(2) of the Securities Act of 1933. While such securities normally will be considered illiquid and subject to the Fund's 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Directors.

         Zero Coupon Securities. The Fund may invest up to 5% of its net assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or specify a future date when the securities begin paying current interest. Rather, they are issued and traded at a discount from their face amount or par value, which discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. For a discussion of potential tax consequences of investing in zero coupon securities, see this SAI under "Additional Tax Considerations."

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the ASAF Neuberger Berman Mid-Cap Value Fund. These limitations are not fundamental restrictions, and can be changed without shareholder approval.

     1. The Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

     2. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

     3. The Fund may not purchase securities on margin from brokers, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

     4. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

     5. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

     6. The Fund may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.



ASAF ALLIANCE GROWTH FUND:

Investment Objective: The Fund's investment objective is to seek long-term growth of capital by investing predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully selected, high-quality U.S. companies that, in the judgment of the Fund's Sub-advisor, are likely to achieve superior earnings growth.

Investment Policies:

         The Sub-advisor's research staff generally follows a primary research universe of approximately 600 companies that are considered by the Sub-advisor to have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth. As one of the largest multi-national investment firms, the Sub-advisor has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

The Sub-advisor's analysts prepare their own earnings estimates and financial models for each company followed. While each analyst has responsibility for following companies in one or more identified sectors and/or industries, the lateral structure of the Sub-advisor's research organization and constant communication among the analysts result in decision-making based on the relative attractiveness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, industry and economic fundamentals. Research emphasis is placed on the identification of companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

         The Sub-advisor continually reviews its primary research universe of approximately 600 companies to maintain a list of favored securities, the "Alliance 100," considered by the Sub-advisor to have the most clearly superior earnings potential and valuation attraction. The Sub-advisor's concentration on a limited universe of companies allows it to devote its extensive resources to constant intensive research of these companies. Companies are constantly added to and deleted from the Alliance 100 as their fundamentals and valuations change. The Sub-advisor's Large Cap Growth Group, in turn, further refines, on a weekly basis, the selection process for the Fund with each portfolio manager in the Group selecting 25 such companies that appear to the manager most attractive at current prices. These individual ratings are then aggregated and ranked to produce a composite list of the 25 most highly regarded stocks, the "Favored 25." Approximately 70% of the Fund's net assets will usually be invested in the Favored 25 with the balance of the Fund's investment portfolio consisting principally of other stocks in the Alliance 100. Fund emphasis upon particular industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

         The Sub-advisor expects the average weighted market capitalization of companies represented in the Fund (i.e., the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded stocks, including monthly adjustments to reflect the reinvestment of dividends and distributions. Investments will be made upon their potential for capital appreciation.

         Convertible Securities. The Fund may invest in convertible securities, which are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, as they provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. However, when the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Fund may invest up to 20% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund under the investment policies described above. Additional information about convertible securities is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Rights and Warrants. The Fund may invest up to 5% of its net assets in rights or warrants, but will do so only if the equity securities themselves are deemed appropriate by the Sub-advisor for inclusion in the Fund. Rights and warrants may be more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities. Additional information about warrants is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Fund may invest up to 15% of the value of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by the Fund under the investment policies described above. Additional information about foreign securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. The Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and securities that are otherwise not readily marketable. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         The Fund may invest up to 5% of its net assets (taken at market value) in restricted securities (excluding Rule 144A securities) issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealers to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL System, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

         The Fund's Sub-advisor, acting under guidelines adopted by the Trust's Board of Trustees, will monitor the liquidity of restricted securities in the Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Sub-advisor will consider, among others, the following factors:
(1) the  frequency  of trades  and quotes  for the  security;  (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; and (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

Options and Futures:

         While the Fund does not anticipate utilizing them on a regular basis, the Fund may from time to time may engage in options and futures transactions as described below. Additional information about option, futures and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Securities. The Fund may write exchange-traded call options on common stocks, and may purchase and sell exchange-traded call and put options on common stocks written by others or combinations thereof. The Fund will not write put options.

         Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater, when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. The Fund will not write a call unless the Fund at all times during the option period owns either (a) the optioned securities or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio or (b) a call option on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian.

         Premiums received by the Fund in connection with writing call options will vary widely. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Calls written by the Fund will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Sub-advisor. The endorsing or guaranteeing firm requires that the option writer (in this case the Fund) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Fund will not sell a call option written by it if, as a result of the sale, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Sub-advisor has adopted procedures for monitoring the creditworthiness of financial institutions with which over-the-counter options transactions are effected.

         In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. In buying a put, the Fund would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Fund could realize a gain or loss on such options by selling them.

         The aggregate cost of all outstanding options purchased and held by the Fund, including options on market indices as described below, will at no time exceed 10% of the Fund's total assets.

         Options on Market Indices. The Fund may purchase and sell exchange-traded index options. Through the purchase of listed index options, the portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Stock Index Futures. The Fund may purchase and sell stock index futures contracts. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will not purchase or sell options on stock index futures contracts.

         The Fund may not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures. The Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

         Currently, stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. The Sub-advisor does not believe that differences in composition of the three indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise deemed to be appropriate by the Sub-advisor. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Sub-advisor then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         The Fund's Sub-advisor intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio Turnover. The Fund's investment policies as described above are based on the Sub-advisor's assessment of fundamentals in the context of changing market valuations. Therefore, they may under some conditions involve frequent purchases and sales of shares of a particular issuer as well as the replacement of securities. The Sub-advisor expects that more of its portfolio turnover will be attributable to increases and decreases in the size of particular portfolio positions rather than to the complete elimination of a particular issuer's securities from the Fund. For more information on portfolio turnover, see this Statement and the Trust's Prospectus under "Portfolio Turnover."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the ASAF Alliance Growth Fund. These limitations are not "fundamental" restrictions and may be changed without shareholder approval. The Fund will not:

     1.   Invest in companies for the purpose of exercising control;

     2. Purchase the securities of any other investment company or investment trust, except in compliance with the 1940 Act;

     3. Invest in interests in oil, gas or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

     4. Make short sales of securities or purchase securities on margin except for such short-term credits as may be necessary for the clearance of transactions;

     5. Purchase illiquid securities if immediately after such investment more than 15% of the Fund's net assets (taken at market value) would be so invested;

Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such percentage be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from changes in values or net assets will not be considered a violation of any such maximum.


ASAF Marsico Capital Growth Fund:

Investment Objective: The investment objective of the Fund is to seek capital growth. Realization of income is not an investment objective and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

         Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies and forward contracts. The Fund will not use futures contracts and options for leveraging purposes. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contract positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund. The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately negotiated transactions on the types of securities and on indices based on the types of securities in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund's obligations under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so. For a description of these strategies and instruments and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Fund, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Fund also may enter into these transactions to protect against any increase in the price of securities the Fund may consider buying at a later date. The Fund does not intend to use these transactions as speculative investments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that the Fund contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. For an additional discussion of these strategies, see this SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Directors of the Company, the Fund may enter into repurchase agreements. The Fund may also enter into reverse repurchase agreements. For a description of these investment techniques, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk Securities. High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's"). The Fund will not invest more than 5% of its total assets in high-yield/high risk and mortgage- and asset-backed securities.

         The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e. credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. The Fund will not purchase debt securities rated below "CCC-" by Standard & Poor's or "Caa" by Moody's. The Fund may also purchase unrated bonds of foreign and domestic issuers. For an additional discussion of high-yield/high-risk and mortgage- and asset-backed securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero Coupon, Pay-in-Kind, and Step Coupon Bonds. The Fund may purchase zero coupon, pay-in-kind, and step coupon bonds. Zero coupon bonds are debt securities that do not pay periodic interest, but are issued at a discount from their face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind bonds normally give the issuer the option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Step coupon bonds begin to pay coupon interest, or pay an increased rate of interest, at some time after they are issued. The discount at which step coupon bonds trade depends on the time remaining until cash payments begin, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market value of zero coupon, pay-in-kind and step coupon bonds generally will fluctuate more in response to changes in interest rates than will conventional interest-paying securities with comparable maturities. For an additional discussion of zero coupon securities, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the ASAF Marsico Capital Growth Fund. These limitations are not "fundamental" restrictions, and may be changed by the Directors without shareholder approval.

     1. The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

     2. The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     3. The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements; (ii) deposits of assets on margin;
          (iii) guaranteed positions in futures, options, swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.

     4. The Fund does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors of the Company, or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

     5. The Fund may not invest in companies for the purpose of exercising control or management.

ASAF JANUS CAPITAL GROWTH FUND:

Investment Objective: The investment objective of the Fund is to seek growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

         Corporate Bonds and Debentures. The Fund may purchase corporate bonds and debentures, including bonds rated below investment grade. The Fund will not invest more than 35% of its net assets in bonds rated below investment grade by the primary rating agencies. For a discussion of lower rated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contract positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund (i.e., no leveraging). The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund's obligations under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so. For a description of these strategies and instruments and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Fund, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Fund also may enter into these transactions to protect against any increase in the price of securities the Fund may consider buying at a later date. The Fund does not intend to use these transactions as a speculative investments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that the Fund contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. For an additional discussion of these strategies, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment Company Securities. From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of
Section 12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by the Sub-advisor subject to the terms of an exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor. Under such order, the Fund will limit its aggregate investment in a money market fund managed by the Sub-advisor to the greater of
(i) 5% of its total assets or (ii) $2.5 million, although the Company's Board of Directors may increase this limit up to 25% of the Company's total assets.

         Repurchase Agreements and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements. The Fund may also enter into reverse repurchase agreements. Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised or sub-advised by the Sub-Advisor may invest in repurchase agreements and other money market instruments through a joint trading account. For a description of these investment techniques, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Income-Producing Securities. Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

                  Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

                  Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

                  Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Fund.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" investment restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1. Purchase a security if as a result, more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any. The Directors of the Company, the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

     2. Enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Fund's net assets;

     3. Enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund;

     4. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

     5. Mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts;

     6. Invest in companies for the purpose of exercising management or control;

     7. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates; or

     8. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments.


ASAF MANAGED INDEX 500 FUND:

Investment Objective: The investment objective of the ASAF Managed Index 500 Fund (formerly, the ASAF Bankers Trust Managed Index 500 Fund) is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R)") through stock selection resulting in different weightings of common stocks relative to the index.


Investment Policies:

         As a diversified fund, no more than 5% of the assets of the Fund may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Fund's assets may be invested without regard to this limitation. The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, the Fund's ability to achieve its objective may be impaired.

         About the S&P 500. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to the Investment Manager or the Sub-advisor is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to Investment Manager, Sub-advisor or the Fund. S&P has no obligation to take the needs of the Investment Manager, Sub-advisor or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of Fund's shares or the timing of the issuance or sale of the Fund's shares, or in the determination or calculation of the Fund's net asset value. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, shareholders of the Fund, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


         Short-Term Instruments. When the Fund experiences large cash inflows or anticipates substantial redemption requests, the Fund may hold short-term investments for a limited time pending the purchase of equity securities. The Fund's short-term instruments may consist of: (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Sub-advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Government securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency. Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.



         Equity Investments. The Fund may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.



         Warrants. Warrants entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities.

         Convertible Securities. Convertible securities may be debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

         Futures Contracts. The Fund may enter into securities index futures contracts. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. These investments will be made by the Fund solely for hedging purposes. In this regard, the Fund may enter into futures contracts or options on futures related to the S&P 500.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, because each day the Fund will provide or receive cash that reflects any decline or increase in the contract's value.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Because transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition, futures contracts entail other risks. Nonetheless, the Sub-advisor believes that use of such contracts in certain circumstances will benefit the Fund. For an additional discussion of futures contracts and the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Fund may use stock index futures on a continual basis to "equitize" cash so that the Fund may maintain 100% equity exposure. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.

         A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. In anticipation of an increase in securities prices, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund intends to purchase. Similarly, if the value of the securities held by the Portfolio is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on Securities Indices. The Fund may purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

         Options on securities indices entail certain risks. The absence of a liquid secondary market to close out options positions on securities indices may occur, although the Portfolio generally will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

         Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Sub-advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an additional discussion of options and the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1. Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     2.   Invest for the purpose of exercising control or management;

     3. Purchase securities of other investment companies except in compliance with the 1940 Act; or

     4. Invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable, not including Rule 144A securities and commercial paper that is sold under section 4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board of Directors.


ASAF ALLIANCE GROWTH AND INCOME FUND:

Investment Objective: The investment objective of the Fund is to seek capital growth and income through investments primarily in dividend-paying common stocks of good quality


Investment Policies:


         It is the policy of the Fund to seek to balance the objectives of reasonable current income and reasonable opportunity for capital growth through investments primarily in dividend-paying common stocks of good quality. However, it may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities, such as bonds, convertible bonds, preferred stocks, and convertible preferred stocks.

         Purchases and sales of portfolio securities are made at such times and in such amounts as deemed advisable in light of market, economic and other conditions, irrespective of the degree of portfolio turnover. The Fund engages primarily in holding securities for investment and not for trading purposes.

         Covered Call Options. Subject to market conditions, the Fund may try to realize income by writing covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Fund's assets are subject to call options. The Sub-advisor believes that the premiums the Fund will receive for writing options can increase the Fund's income without subjecting it to substantial risks.




         A security on which an option has been written will be held in escrow by the Fund's custodian until the option expires, is exercised, or a closing purchase transaction is made. The Fund will purchase call options only to close out a position in an option written by it. When a security is sold from the Fund against which a call option has been written, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security.

         The premium received by the Fund upon writing a call option will increase the Fund's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

         Except as stated above, the Fund will not purchase or sell puts or calls or combinations thereof.

         Additional information on covered call options and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index Futures. The Fund may purchase and sell stock index futures contracts. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will not purchase or sell options on stock index futures contracts.

         The Fund may not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures. The Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

         Currently, stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. The Sub-advisor does not believe that differences in composition of the three indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise deemed to be appropriate by the Sub-advisor. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         The Fund's Sub-advisor intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         For additional information regarding futures contracts and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Fund may invest in foreign securities, but will not make any such investments unless such securities are listed on a national securities exchange. The purchase of foreign securities entails certain political and economic risks, and accordingly, the Fund has restricted its investments in securities in this category to issues of high quality. Evidences of ownership of foreign securities may be held outside of the U.S., and the Fund may be subject to the risks associated with the holding of such property overseas. Additional information on foreign securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities Ratings. The ratings of debt securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         A detailed description of the debt security ratings assigned by Moody's and S&P is included in Appendix B to this Statement.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the ASAF Alliance Growth and Income Fund. These limitations are not "fundamental restrictions and may be changed by the Trustees without shareholder approval. The Fund may not:

     1. Purchase the securities of any other investment company except in compliance with the 1940 Act; and

     2.   Sell securities short.


ASAF MFS GROWTH WITH INCOME FUND:

Investment Objective: The investment objective of the Fund is to seek to provide reasonable current income and long-term capital growth and income.

Investment Policies:

         Corporate Debt Securities. The Fund may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

         Variable and Floating Rate Obligations. The Fund may invest in floating or variable rate securities. Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount of the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date, which may range up to thirty years from the date of issuance.

         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds. The Fund may invest in zero coupon bonds, deferred bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations, which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds do provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations, which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations, which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which are distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

         Equity  Securities.  The  Fund  may  invest  in  all  types  of  equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

         Foreign Securities. The Fund may invest in dollar-denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. For a discussion of the risks involved in foreign securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Depository Receipts. The Fund may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and other types of depository receipts. ADRs are certificates by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S.
securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depository receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United Sates can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     Emerging Markets. The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described below.

         Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

         Foreign currencies. Some emerging market countries may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's et asset value.

         Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity; Trading Volume; Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. If market prices are not readily available, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Withholding. Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Sub-advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward Contracts. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes).

         The Fund does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgement of the Sub-advisor, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Sub-advisor believes that its value will decline relative to the dollar.

         For an additional discussion of Forward Contracts see this SAI and the Company Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Fund may purchase and sell futures contracts ("Future Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund also may purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipations of or during market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

         The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant security, which could offset, in whole or in part, the increased cost of such securities resulting from the rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further information on Futures Contracts, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment in Other Investment Companies. The Fund may invest other investment companies, including both open-end and closed-end companies. Investments in closed-end investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

     Options. The Fund may invest in the following types of options, which involves the risks described below under the caption "Special Risk Factors."

         Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options.

         Options on Futures Contracts. The Fund may also purchase and write options to buy or sell those Futures Contracts in which it may invest as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures Contracts that are written or purchased by the Fund on U.S. Exchanges are traded on the same contract market as the underlying Futures Contract, an, like Futures Contracts, are subject to the regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (I) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or
(c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written if where the exercise price of the put held (ii) is less than the exercise price of the put written of the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

     Options on Securities. The Fund may write (sell) covered put and call options, and purchase put and call options, on securities.

         A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. If the portfolio writes a put option it must segregate liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's' purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price or the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's' gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Fund may also purchase options for hedging purposes or to increase its return.

         The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit.


         Options on Stock Indices. The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Sub-advisor, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund own liquid and unencumbered assets equal to the difference. If the Portfolio writes put options on stock indices, it must segregate liquid and unencumbered assets with a value equal to the exercise price, or hold a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.


         The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

         The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

         For an additional discussion of options, see this SAI under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

Risk of Imperfect Correlation of Hedging Instruments with the Fund's Portfolio. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund' portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the difference in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

         In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging Transactions. The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund' ability effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Potential Bankruptcy of a Clearinghouse or Broker. When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers.) Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

         Risks of Options on Futures Contracts. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter Derivatives and Other Transactions Not Conducted on U.S. Exchanges. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

         Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions.

         Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of exchange-traded foreign currency options, is subject to the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Repurchase Agreements. The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System or recognized primary U.S. Government securities dealers which the Sub-advisor has determined to be creditworthy. The securities that the Fund purchases and holds through its agent are U.S. Government securities. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase price may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

         The Fund only enters into repurchase agreements after the Sub-advisor has determined that the seller is creditworthy, and the Sub-advisor monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon amount of collateral.

         For an additional discussion of repurchase agreements, see the Company Prospectus under "Certain Risk Factors and Investment Methods."

         Restricted Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933 ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) paper"). The Board of Directors has delegated to the Sub-advisor the daily function of determining and monitoring the liquidity of Rule 144A securities and Section 4(2) paper. The Board, however, retains oversight of the liquidity and availability of information. Subject the Fund's limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. In addition, the Fund might have to sell these securities at less than fair value. Market quotations for these securities will be less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities. Additional information about restricted securities and their risks is included in the Company's prospectus under "Certain Risk factors and Investment Methods."

         Short Sales Against The Box. The Fund may make short sales "against the box." If the Fund enters into a short sales against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. For further information about this practice, please refer to the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Short Term Instruments. The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

         Temporary Defensive Positions. During periods of unusual market conditions when the Sub-advisor believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         Warrants. The Fund may invest in warrants. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations, in absolute terms. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Additional information regarding warrants is included in this SAI and the Company's Prospectus under "Certain Risk factors and Investment Methods."

         "When-Issued" Securities. The Fund may purchase securities on a "when-issued," "forward commitment," or "delayed delivery" basis. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. While awaiting delivery of securities purchased on such basis, the Fund will identify liquid and unencumbered assets equal to its forward delivery commitment. For more information about when-issued securities, please see this SAI under "Certain Risk Factors and Investment Methods."

ASAF Invesco Equity Income Fund:

     Investment Objective: The investment objective of the Fund is to seek high current income and capital growth while following sound investment practices.

Investment Policies:

         The Fund will pursue its objective by investing its assets in securities that are expected to produce high levels of income and consistent, stable returns.

         In pursuing its investment objective, the Fund normally invests at least 65% of its total assets in dividend paying common and preferred stocks. Up to 30% of the Fund's assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income producing securities, such as corporate bonds. Sometimes warrants are acquired when offered with income-producing securities, but the warrants are disposed of at the first favorable opportunity. Acquiring warrants involves a risk that the Fund will lose the premium it pays to acquire warrants if the Fund does not exercise a warrant before it expires. The major portion of the investment portfolio normally consists of common stocks, convertible bonds and debentures, and preferred stocks; however, there may also be substantial holdings of debt securities, including non-investment grade and unrated debt securities.

         Debt Securities. The debt securities in which the Fund invests are generally subject to two kinds of risk, credit risk and market risk. The ratings given a debt security by Moody's and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Fund assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) debt securities, while intended to increase the yield produced by the Fund's debt securities, will also increase the credit risk to which those debt securities are subject.

         Lower-rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Fund's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's. Debt securities rated lower than B by either S&P or Moody's may be highly speculative. The Sub-advisor intends to limit such portfolio investments to debt securities which are not believed by the Sub-advisor to be highly speculative and which are rated at least CCC or Caa, respectively, by S&P or Moody's. In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower-rated debt securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. While the Sub-advisor attempts to limit purchases of lower-rated debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated debt securities. For an additional discussion of certain risks involved in lower-rated or unrated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. As discussed in the Company's Prospectus, the Fund may enter into repurchase agreements with respect to debt instruments eligible for investment by the Fund, with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held by the Fund's Custodian Bank until repurchased. For an additional discussion of repurchase agreements and certain risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         The Directors of the Company have promulgated guidelines with respect to repurchase agreements.

         Lending Portfolio Securities. The Fund may lend its securities to qualified brokers, dealers, banks, or other financial institutions. While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the Investment Company Act of 1940 and the Rules of the SEC thereunder.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1. Invest in companies for the purpose of exercising management or control;

     2. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

     3. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

     4.   Effect short sales of securities; or

     5. Purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors of the Company, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation.

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND:

Investment Objective: The investment objective of the Fund is to seek capital growth and current income.

Investment Policies:

         In general, within the restrictions outlined herein, the Sub-advisor has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the policy of the Sub-advisor to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held subject to the investment restrictions described below. However, the Sub-advisor may invest the assets of the Fund in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objectives. Senior securities that, in the opinion of the Sub-advisor, are high-grade issues may also be purchased for defensive purposes.

         The above statement of investment policy gives the Sub-advisor authority to invest in securities other than common stocks and traditional debt and convertible issues. The Sub-advisor may invest in master limited partnerships (other than real estate partnerships) and royalty trusts which are traded on domestic stock exchanges when such investments are deemed appropriate for the attainment of the Fund's investment objectives.

         The Sub-advisor will invest approximately 60% of the Fund in common stocks and the balance in fixed income securities. Common stock investments are described above. The fixed income assets will be invested primarily in investment grade securities. The Fund may invest up to 10% of its fixed income assets in high yield securities. There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of the Fund may be invested. The Fund may invest in securities of the United States government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-backed, and other asset-backed securities. For purposes of determining the weighted average maturity of the fixed income portion of the Fund, the Sub-advisor will use weighted average life as the measure of maturity for all mortgage-backed and asset-backed securities. It can be expected that the Sub-advisor will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward Currency Exchange Contracts. The Fund conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Fund expects to use forward contracts under two circumstances: (1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency, the Fund would be able to enter into a forward contract to do so ("transaction hedging"); (2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Fund's securities either denominated in, or whose value is tied to, such foreign currency ("portfolio hedging"). It is anticipated that the Fund will enter into portfolio hedges much less frequently than transaction hedges.

         As to transactional hedging, when the Fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

         Under portfolio hedging, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Fund could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. At any given time, no more than 10% of the Fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The Sub-advisor does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Fund 's best interests may be served.

         Generally, the Fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of the Fund's securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver. For an additional discussion of forward currency exchange contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."


         Derivative Securities. To the extent permitted by its investment objectives and policies discussed elsewhere herein, the Fund may invest in securities that are commonly referred to as "derivative" securities. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

         Some "derivatives," such as mortgage-backed and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

         The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative securities, and the Investment Manager will report to the Trust's Board of Trustees as necessary. For additional information on derivatives and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and Options. The Fund may enter into futures contracts, options or options on futures contracts. The Fund may not, however, enter into a futures transaction for speculative purposes. Generally, futures transactions will be used to:

     o protect against a decline in market value of the Fund's securities (taking a short futures position), or

     o protect against the risk of an increase in market value for securities in which the Fund generally invests at a time when the Fund is not fully-invested (taking a long futures position), or


     o provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.


Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the Fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.




         Although other techniques may be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will pay brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.




         The Fund may engage in futures and options transactions based on securities indices that are consistent with the Fund's investment objectives. Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed income funds, or the S&P 500 Index for equity funds. The Fund also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.




         Unlike when the Fund purchases or sells a bond, no price is paid or received by the Fund upon the purchase or sale of the future. Initially, the Fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market.

         Futures and options prices can be volatile, and trading in these markets involves certain risks, which are described in more detail in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." The Sub-advisor will seek to minimize these risks by limiting the contracts entered into on behalf of the Fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures. By purchasing an option on a futures contract, the Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying instrument at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

         Although they do not currently intend to do so, the Fund may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Fund would give up some ability to participate in a price increase on the underlying instrument. If the Fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.


         Portfolio Securities Lending. In order to realize additional income, the Fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy by the Sub-advisor. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The Fund must have the right to call the loan and obtain the securities loaned at any time on three days' notice, including the right to call the loan to enable the Fund to vote the securities. Such loans may not exceed one-third of the Fund's total assets taken at market. Interest on loaned securities may not exceed 10% of the annual gross income of the Fund (without offset for realized capital gains).

         Investments in Companies with Limited Operating History. The Fund may invest in the securities of issuers with limiting operating history. The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the Fund. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         The Fund will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The Sub-advisor will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short Sales. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

         When the Fund makes a short sale as described above, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor intends to purchase a given security whenever the Sub-advisor believes it will contribute to the stated objective of the Fund, even if the same security has only recently been sold. The Fund will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that it is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the equity portion of the Fund may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, it may increase its equity position and decrease its cash position. However, it should be expected that the Fund will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Fund's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions, (1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future. For an additional discussion of portfolio turnover, see this SAI under "Portfolio Transactions" and the Company's Prospectus under "Portfolio Turnover."

         Collateralized Mortgage Obligations. The Fund may buy collateralized mortgage obligations ("CMOs"). The Fund may buy CMOs that are: (i) collateralized by pools of mortgages in which payment of principal and interest of each mortgage is guaranteed by an agency or instrumentality of the U.S.
government; (ii) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, and the guarantee is collateralized by U.S. government securities; or (iii) securities in which the proceeds of the issue are invested in mortgage securities and payments of principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. For a discussion of CMOs and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Fund may enter into repurchase agreements. The Fund will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities. For a further discussion of repurchase agreements and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1.   Invest more than 15% of its assets in illiquid investments; or

     2. Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

     3.   Invest for control or for management; or

     4. Invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940. Duplicate fees may result from such purchases.


ASAF FEDERATED HIGH YIELD BOND FUND:

Investment Objective: The investment objective of the Fund is to seek high current income by investing primarily in fixed income securities. The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations.

Investment Policies:

         Corporate Debt Securities. The Fund invests primarily in corporate debt securities. The corporate debt obligations in which the Fund intends to invest are expected to be lower-rated. For a discussion of the special risks associated with lower-rated securities, see the Company's Prospectus and this SAI under "Certain Risk Factors and Investment Methods." Corporate debt obligations in which the Fund invests may bear fixed, floating, floating and contingent, or increasing rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

         U.S. Government Obligations. The types of U.S. government obligations in which the Fund may invest include, but are not limited to, direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities (such as the Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Federal Farm Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration). These securities may be backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations. For an additional discussion of the types of U.S. government obligations in which the Fund may invest, see the Company's Prospectus under "Investment Programs of the Funds."

         Time and Savings Deposits and Bankers' Acceptances. The Fund may enter into time and savings deposits (including certificates of deposit) and may purchase bankers' acceptances. The Fund may enter into time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF"), or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks. The Fund may also purchase bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Fund cannot exceed 0.25 of 1% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance; and general obligations of any state, territory, or possession of the United States, or their political subdivisions, so long as they are either (1) rated in one of the four highest grades by nationally recognized statistical rating organizations or (2) issued by a public housing agency and backed by the full faith and credit of the United States.

         Restricted Securities. The Fund expects that any restricted securities would be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities are generally subject to legal or contractual delays on resale. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable. For a discussion of illiquid and restricted securities and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Directors of the Company have promulgated guidelines with respect to illiquid securities.

         When-Issued and Delayed Delivery Transactions. The Fund may purchase fixed-income securities on a when-issued or delayed delivery basis. The Fund may engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, not for investment leverage. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. These transactions are made to secure what is considered to be an advantageous price and yield for the Fund.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and will maintain until the transaction is settled. For an additional discussion of when-issued securities and certain risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Fund will require its custodian to take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Sub-advisor to be creditworthy, pursuant to guidelines established by the Directors of the Company. For an additional discussion of repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. In order to generate additional income, the Fund may lend its securities to brokers/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions that have been determined to be creditworthy. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or cash equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to ensure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. For a discussion of reverse repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. The Fund may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. For an additional discussion of portfolio turnover, see this SAI under "Portfolio Transactions" and the Company's Prospectus under "Portfolio Turnover."

         Adverse Legislation. In 1989, legislation was enacted that required federally insured savings and loan associations to divest their holdings of lower-rated bonds by 1994. This legislation also created the Resolution Trust Corporation (the "RTC"), which disposed of a substantial portion of lower-rated bonds held by failed savings and loan associations. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds, and the divestiture of bonds by these institutions and the RTC, have had an adverse impact on the overall liquidity of the market for such bonds. Federal and state legislatures and regulators have and may continue to propose new laws and regulations designed to limit the number or type of institutions that may purchase lower-rated bonds, reduce the tax benefits to issuers of such bonds, or otherwise adversely impact the liquidity of such bonds. The Fund cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

         Foreign Securities. For a discussion of certain risks involved with investing in foreign securities, including currency risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restriction and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1. Invest more than 15% of the value of its net assets in securities that are not readily marketable, including repurchase agreements providing for settlement in more than seven days after notice. The Directors of the Company, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for certain securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

     2. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

     3. Purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions;

     4. Invest more than 10% of the value of its total assets in foreign securities which are not publicly traded in the United States;

     5. Make short sales of securities or maintain short positions, unless: during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time; or

     6. Purchase securities of a company for the purpose of exercising control or management. However, the Fund may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. From time to time, the Fund, together with other investment companies advised by subsidiaries or affiliates of the Sub-advisor, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some such cases, the Fund and the other investment companies might collectively be considered to be in control of the company in which they have invested. In some cases, directors, agents, employees, officers, or others affiliated with or acting for the Fund, the Sub-advisor, or affiliated companies might possibly become directors of companies in which the Fund holds stock.

ASAF TOTAL RETURN BOND FUND:

Investment Objective: The investment objective of the Fund is to seek to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Fund may invest.

Investment Policies:

         Borrowing. The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         In addition to the above, the Fund may enter into reverse repurchase agreements and mortgage dollar rolls. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. In a "dollar roll" transaction the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must:
(1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar maturity:
(4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund's obligations under a dollar roll agreement must be covered by segregating cash or other liquid assets equal in value to the securities subject to repurchase by the Fund.

         Both dollar roll and reverse repurchase agreements will be subject to the Fund's limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of the Fund's total assets. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

         Corporate Debt Securities. The Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest. In the event that ratings services assign different ratings to the same security, the Sub-advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Fund may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Fund (i.e., rated B or better by Moody's or S&P) are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The price of high yield securities have been found to be less sensitive to interest-rate adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. For an additional discussion of certain risks involved in lower-rated debt securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation on Creditors Committees. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Sub-advisor believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

         Mortgage-Related Securities. The Fund may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Company's and the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-advisor determines that the securities meet the Company's and the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the Sub-advisor's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth in this SAI under "Fundamental Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default that other comparable securities in the event of adverse economic, political or business developments that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

                  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

                  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

                  In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of the CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

                  If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

                  Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults. For an additional discussion of mortgage-backed securities and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Other  Mortgage-Related   Securities.  Other  mortgage-related
securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

                  The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

                  CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

                  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

                  SMBS are  usually  structured  with two classes  that  receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, which the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

                  Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

                  Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities may be offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this SAI under "Certain Risk Factors and Investment Methods." Consistent with the Fund's investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

         Foreign  Securities.  The Fund may  invest in U.S.  dollar-  or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its assets in securities of issuers based in emerging market countries. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of certain risks involved in foreign investments in general, and the special risks of investing in developing countries, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see ""Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the tine of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or, to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Fund's custodian of cash or liquid assets and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline on the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds. The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations. Bank obligations in which the Funds invest include certificates of deposit, bankers' acceptances, and fixed time deposits.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Fund will limit its investments in United States bank obligations to obligations of United States bank (including foreign branches) which have more than $1 billion in total assets at the time of investment and are member of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess $1 billion.

         The Fund will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Fund may invest. Subject to the Fund's limitation on concentration of no more than 25% of its assets in the securities of issuers in particular industry, there is no limitation on the amount of the Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Derivative Instruments. In pursuing its individual objective, the Fund may, as described in the Company's Prospectus, purchase and sell (write) both put options and call options on securities, securities indices, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("future options") for hedging purposes. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and indices of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Directors of the Company determine that their use is consistent with the Fund's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indices. The Fund may purchase and sell both put and call options on debt or other securities or indices in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided that cash or cash equivalents in the amount of the difference are segregated by the Fund. A put option on a security or an index is "covered" if the Fund segregates cash or cash equivalents equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided that cash or cash equivalents in the amount of the difference are segregated by the Fund.

         If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for a option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices. For a discussion of certain risks involved in options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency or index futures contracts, as specified in the Company's Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the CFTC under which the Company and the Fund avoid being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect or expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         Swap Agreements. The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Company's Prospectus under "Investment Programs of the Funds." The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of longer than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants." To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and partnerships may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individual tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is related to another economic indicator or financial market index. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by such an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

         Foreign Currency Exchange-Related Securities. The Fund may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a description of these instruments, see this SAI under "Certain Risk Factor and Investment Methods."

         Warrants to Purchase Securities. The Fund may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         Hybrid Instruments. The Fund may invest up to 5% of its assets in hybrid instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. For an additional discussion of hybrid instruments and certain risks involved therein, see the Company's SAI under "Certain Risk Factors and Investment Methods."

         Inverse Floaters. The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

         Loan Participations. The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

         A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

         The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Fund.

         Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Sub-advisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

         Delayed Funding Loans and Revolving Credit Facilities. The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets, determined to be liquid by the Sub-advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet such commitments. The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above under "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Fund.

         Lending Portfolio Securities. For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1. Invest more than 15% of the assets of the Fund (taken at market value at the time of the investment) in "illiquid securities;" illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid;

     2. Purchase securities for the Fund from, or sell portfolio securities to, any of the officers and directors or trustees of the Company, the Trust, the Investment Manager or the Sub-advisor;

     3. Invest more than 5% of the assets of the Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities;

     4. Invest in companies for the purpose of exercising management or control;

     5. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

     7.   Purchase or sell oil, gas or other mineral programs;

     8. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Company's Prospectus and this SAI for transactions in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments; or

     9. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permissible borrowings or investments; and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets.

ASAF JPM MONEY MARKET FUND:

Investment Objective: The investment objective of the Fund is to seek high current income and maintain high levels of liquidity.

Investment Policies:

     Bank Obligations. The Fund will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

         Asset-Backed Securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested. For a discussion of asset-backed securities and the risks involved therein see the Company's Prospectus and this SAI under "Certain Risk Factors and Investment Methods."

         Synthetic Instruments. As may be permitted by current laws and regulations and if expressly permitted by the Directors of the Company, the Fund may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A of the Securities Act of 1933 (without registering the certificates under such Act).

         Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements. The repurchase agreements into which the Fund may enter will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. For a discussion of repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Fund invests the proceeds of borrowings under reverse repurchase agreements. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, such reverse repurchase agreement may have a negative impact on the Fund's ability to maintain a net asset value of $1.00 per share.

         Foreign Securities. The Fund may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice. Borrowed securities must be returned when the loan is terminated. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In making a loan, the Fund will consider the creditworthiness of the borrowing financial institution.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1. Invest in companies for the purpose of exercising management or control;

     2. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

     3. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

     4. Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

     5. Mortgage, pledge or hypothecate any assets, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

     6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Company's Prospectus and this SAI; or

     7. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     Investment Restrictions. Each Fund and Portfolio has adopted the following fundamental investment restrictions which may not be changed without shareholder approval.

     1. Senior Securities. No Fund or Portfolio may issue senior securities, except as permitted under the Investment Company Act of 1940 (the "1940 Act").

     2. Borrowing. No Fund or Portfolio may borrow money, except that a Fund or Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund or Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund or Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Funds and Portfolios may borrow from banks or other persons to the extent permitted by applicable law.

     3. Underwriting. No Fund or Portfolio may underwrite securities issued by other persons, except to the extent that the Fund or Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

     4. Real Estate. No Fund or Portfolio may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Fund or Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

     5. Commodities. No Fund or Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Fund or Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Fund's or Portfolio's investment policies, or (ii) investing in securities of any kind.

     6. Lending. No Fund or Portfolio may make loans, except that a Fund or Portfolio may (i) lend portfolio securities in accordance with the Fund or Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Fund or Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities and purchase debt.

     7. Industry Concentration. No Fund or Portfolio may purchase any security if, as a result, more than 25% of the value of the Fund or Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

     8. Diversification. No Fund or Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Fund's or Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund or Portfolio.

         Notes to Investment Restrictions. The following notes should be read in conjunction with the above fundamental investment restrictions. These notes are not fundamental policies and may be changed without shareholder approval.

         o Applicable to All Funds and Portfolios: If a restriction on a Fund's or Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund or Portfolio assets invested in certain securities or other instruments, or change in average duration of the Fund's or Portfolio's investment portfolio, resulting from changes in the value of the Fund's or Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         o Applicable to All Funds and Portfolios: With respect to investment restrictions (2) and (6), a Fund or Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. There is no assurance the SEC would grant any order requested by the Fund or Portfolio or promulgate any rules allowing the transactions.

         o Applicable to All Funds and Portfolios. With respect to investment restriction (6), the restriction on making loans is not considered to limit a Fund or Portfolio's investments in loan participations and assignments.

         o Applicable Only to the ASAF Founders International Small Capitalization Fund: With respect to investment restriction (7), the Funds use industry classifications based, where applicable, on Baseline, Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard &
Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion.


         o Applicable  Only to the ASAF T. Rowe Price Small  Company Value Fund:
With respect to investment restrictions (2) and (6), the Fund has no current intention of borrowing or lending to any other fund. For purposes of investment restriction (6), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


         o Applicable only to the ASAF AIM International Equity Fund. With respect to investment restriction (7), the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Fund's assets invested in the securities of issuers in a particular industry.

                   CERTAIN RISK FACTORS AND INVESTMENT METHODS

         Some of the investment instruments, techniques and methods which may be used by one or more of the Funds and the risks attendant thereto are described below. Other risk factors and investment methods may be described in the Company's Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods," and in this SAI under "Investment Programs of the Funds." The risk factors and investment methods described below only apply to those Funds or Portfolios that may invest in such securities or use such investment methods. The below references to the investment methods used by the Feeder Funds apply equally to the Funds' corresponding Portfolios.

         Debt Obligations. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including, the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in prevailing interest rates will generally reduce the value of debt investments, and a decline in interest rates will generally increase the value of debt investments. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of interest and principal when due.

         Special Risks Associated with Low-Rated and Comparable Unrated Securities. Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. See the Appendix of this SAI for a discussion of securities ratings.

                  Effect of Interest Rates and Economic Changes. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

                  All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased fluctuation in the market prices of low-rated and comparable unrated securities and thus in a Fund's net asset value.

                  As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of some high-yield securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for a Fund.

                  Payment Expectations. Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a Fund.

                  Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

                  Credit Ratings. Credit ratings issued by credit-rating agencies attempt to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings may be used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the applicable Sub-advisor's credit analysis than would be the case with investments in investment-grade debt securities. Such Sub-advisor may employ its own credit research and analysis, which could include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Sub-advisors continually monitor the investments in a Fund and evaluate whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

                  Liquidity and Valuation. A Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. There is no established retail secondary market for many of these securities. A Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and a Fund's ability to dispose of particular securities, when necessary to meet a Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a portfolio. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

         Put and Call Options:

                  Writing (Selling) Call Options. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

                  When writing a call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security or currency.

                  Writing (Selling) Put Options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

                  Premium Received from Writing Call or Put Options. A Fund will receive a premium from writing a put or call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

                  Closing Transactions. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

                  Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When a Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

                  Purchasing Call Options. Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

                  Purchasing Put Options. A Fund may purchase a put option on an underlying security or currency owned by the Fund (a "protective put") as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

                  If a Fund purchases put options at a time when the Fund does not own the underlying security or currency, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs.

                  Dealer Options. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, since a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

                  The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, a Fund will treat dealer options as subject to a Fund's limitation on unmarketable or illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instrument accordingly.

         Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options. During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An exchange-traded option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund can close out its position by effecting a closing transaction. If a Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

         Options on Stock Indices. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

         Risk Factors of Options on Indices. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether a Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon a Sub-advisor's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

         Price movements in portfolio securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of a Fund's securities does not. If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

         Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise. When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities. As with options on securities, the Sub-advisor will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

         If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

         Trading in Futures. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) at a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

         Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund's open positions in futures contracts, a Fund would be required to deposit with its custodian in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." A margin deposit is intended to ensure a Fund's performance of the futures contract. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

         These subsequent payments, called "variation margin," to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund may or may not earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

         Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would immediately pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indices, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

         Regulatory Matters Relating to Futures Contracts and Related Options. The Staff of the SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may give rise to "senior securities" for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies' issuing senior securities. However, the Staff has taken the position that no senior security will be created if a Fund segregates an amount of cash or other liquid assets at least equal to the amount of the Fund's obligation under the futures contract or option. Each Fund will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with this requirement.

     Certain Risks Relating to Futures Contracts and Related Options. There are special risks involved in futures transactions.

                  Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

                  Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                  Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, a Fund earmarks to the futures contract liquid assets equal in value to the current value of the underlying instrument less the margin deposit.

                  Liquidity. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. A Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. A Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to a Fund, and such Fund would realize a loss or a gain.

                  Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although a Fund may intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, a Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                  Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of a Fund's underlying instruments sought to be hedged.

                  Successful  use of  futures  contracts  by a Fund for  hedging purposes is also subject to a Sub-advisor's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, a Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Sub-advisor may believe that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). A Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

                  In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain Risks of Options on Futures Contracts. A Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         Foreign Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

         Foreign Currency Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Depending on the applicable investment policies and restrictions applicable to a Fund, a Fund may generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when a Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the Fund's securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, a Fund may use liquid assets denominated in any currency to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If a Fund retains the portfolio security and engages in an offsetting forward contract transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Currency Futures Contracts and Related Options. A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Unlike forward foreign currency exchange contracts, currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         Interest Rate Swaps and Interest Rate Caps and Floors. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this SAI for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the hybrid instrument, the creditworthiness of the other party to the transaction would be a risk factor which a Fund would have to consider. Hybrid instruments also may not be subject to the regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         Foreign Currency Exchange-Related Securities. Certain Funds may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper.

                  Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

                  Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. "Reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

                  Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

         Zero-Coupon Securities. Zero-coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero-coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero-coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero-coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRSTM") and Certificate of Accrual on Treasuries ("CATSTM"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

         The U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities that the Treasury sells itself.

         When-Issued Securities. The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to such Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. While when-issued securities may be sold prior to the settlement date, a Fund generally will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         Mortgage-Backed Securities. When a Fund owns a mortgage-backed security, principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to a Fund. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to a Fund. This principal is returned to a Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

         Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support" below.

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

                  Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

                  Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

                  Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if a letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

                  Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

                  Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

                  Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

                  Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

         Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Investments in warrants are speculative in that warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

         Certain Risks of Foreign Investing:

                  Currency Fluctuations. Investment in securities denominated in foreign currencies involves certain risks. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets denominated in that currency. Such changes will also affect a Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of a Fund's securities denominated in that currency would be expected to decline.

                  Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

                  Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund's securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign stock exchanges, which may be fixed, may generally be higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

                  Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. Moreover, as the result of the prevailing political climate, the Fund may not be able to obtain legal remedies or enforce judgements in foreign countries.

                  Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

                  Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

                  Taxes. The dividends and interest payable on certain of a Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

                  Costs. Investors should understand that the expense ratio of a Fund investing primarily in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by a Fund are higher.

                  Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

                  Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

                  Latin America. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets. Persistent levels of inflation or in some cases, hyperinflation, have led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, of developing countries, a number of Latin American countries are also among the largest debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

                  Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

Securities Lending:

         The Company has made arrangements for the Funds to lend securities. While a Fund may earn additional income from lending securities, such activity is incidental to the investment objective of the Fund. In addition to the compensation payable by borrowers under securities loans, a Fund would also earn income from the investment of cash collateral for such loans. Any cash collateral received by a Fund in connection with such loans normally will be invested in high-quality money market securities. However, any losses resulting from the investment of cash collateral would be borne by the lending Fund. There is no assurance that collateral for loaned securities will be sufficient to provide for recovery of interest, dividends, or other distributions paid in respect of loaned securities and not received by a Fund or to pay all expenses incurred by a Fund in arranging the loans or in exercising rights in the collateral in the event that loaned securities are not returned.

                       ADDITIONAL PERFORMANCE INFORMATION

         From time to time, a Fund's yield and total return may be included in advertisements, sales literature, or shareholder reports. In addition, the Company may advertise the effective yield of the ASAF JPM Money Market Fund. All figures are based upon historical earnings and are not intended to indicate future performance.

ASAF JPM MONEY MARKET FUND (the "Money Market Fund"):

         In accordance with regulations prescribed by the SEC, the Company is required to compute the Money Market Fund's current annualized yield for a seven-day period in accordance with a specified formula, which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

         The SEC also permits the Company to disclose the effective yield of the Money Market Fund for the same seven-day period, which is the Fund's yield determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

         The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Fund's actual yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the corresponding Portfolio in which the Money Market Fund invests, the types and quality of portfolio securities held by such Portfolio, and the Fund's and Portfolio's operating expenses.

         The current yield and effective yield calculations for each class of shares of the ASAF JPM Money Market Fund are shown below for the seven day period ended October 31, 1999:

                           Class A      Class B      Class C      Class X

Current Yield               3.83%        3.31%        3.33%        3.33%
Effective Yield             3.90%        3.37%        3.38%        3.38%

ALL OTHER FUNDS:

         Standardized Average Annual Total Return Quotations. "Total return" is one of the primary methods used to measure performance and represents the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Average annual total return quotations for Class A, B, C and X shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                                           P(1+T)n = ERV

         Where:     P      =   a hypothetical initial payment of $1,000

                    T      =   average annual total return

                    n      =   number of years

                    ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

         The computation above assumes that the maximum sales charge applicable to a class of Fund shares is deducted from the initial $1,000 payment, and that all dividends and distributions made by a Fund are reinvested at net asset value ("NAV") during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

         In addition, with respect to the Class X shares, a standardized return will reflect the impact of the 2.5% bonus shares. The impact of the bonus shares on total return is particularly pronounced for shorter periods for which total return is measured, such as one and three years. You should take this into consideration in any comparison of total return between the Funds and other mutual funds. For a discussion of the Class X bonus shares, see the Company's Prospectus under "How to Buy Shares."

         The total return of each class of shares of each Fund that had commenced operations prior to October 31, 1999, other than the JPM Money Market Fund, computed as of October 31, 1999, is shown below:

                                                                       Total Return

                                                             Class A        Class B       Class C      Class X

ASAF Founders International Small Capitalization Fund1
     One Year                                                  25.44%      25.38%         30.41%       28.83%
     Since Inception                                           11.96%      12.48%         13.96%       13.72%
ASAF Janus Overseas Growth Fund2
     One Year                                                  26.46%      26.54%         31.60%       29.89%
     Since Inception                                           17.04%      17.46%         19.92%       19.06%
ASAF American Century International Growth Fund1*
     One Year                                                  11.98%      11.30%         16.33%       14.19%
     Since Inception                                           3.44%       3.67%          5.26%        4.94%
ASAF Janus Small-Cap Growth Fund1**
     One Year                                                  78.39%      80.73%         85.64%       85.20%
     Since Inception                                           23.89%      24.73%         26.16%       26.21%
ASAF T. Rowe Price Small Company Value Fund1
     One Year                                                  -4.23%      -5.55%         -0.55%       -3.03%
     Since Inception                                           -6.92%      -6.96%         -5.27%       -5.90%
ASAF Neuberger Berman Mid-Cap Growth Fund3
     One Year                                                  31.90%      32.21%         37.09%       35.55%
     Since Inception                                           44.53%      46.26%         50.11%       49.39%
ASAF Neuberger Berman Mid-Cap Value Fund3
     One Year                                                  6.44%       5.57%          10.57%       8.16%
     Since Inception                                           7.34%       7.47%          11.56%       9.64%
ASAF Alliance Growth Fund2***
     One Year                                                  24.11%      23.91%         28.90%       27.02%
     Since Inception                                           15.16%      15.63%         17.84%       17.06%
ASAF Marsico Growth Fund3
     One Year                                                  37.01%      37.52%         42.32%       41.05%
     Since Inception                                           31.24%      32.44%         36.21%       35.13%
ASAF Janus Capital Growth Fund1
     One Year                                                  44.83%      45.52%         50.52%       49.34%
     Since Inception                                           31.97%      33.19%         34.33%       34.75%
ASAF  Alliance Growth and Income Fund2****
     One Year                                                  11.87%      11.05%         16.18%       13.90%
     Since Inception                                           9.41%       9.59%          12.05%       11.04%
ASAF INVESCO Equity Income Fund1
     One Year                                                  11.71%      11.08%         16.08%       14.02%
     Since Inception                                           13.40%      14.06%         15.54%       15.31%
ASAF American Century Strategic Balanced Fund1
     One Year                                                  13.17%      12.46%         17.26%       15.44%
     Since Inception                                           10.06%      10.43%         11.94%       11.64%
ASAF Federated High Yield Bond Fund1
     One Year                                                  1.17%       -0.79%         4.08%        1.85%
     Since Inception                                           1.19%       1.06%          2.62%        2.23%
ASAF Total Return Bond Fund1
     One Year                                                  -4.79%      -6.64%         -1.86%       -4.15%
     Since Inception                                           2.62%       2.31%          4.03%        3.50%

1. Commenced operations July 28, 1997.
2. Commenced operations January 2, 1998.
3. Commenced operations August 19, 1998.
* Prior to May 1, 2000, Rowe Price-Fleming International, Inc. served as Sub-advisor to the Fund. The performance information provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.

** Prior to January 1, 1999, Founders Asset Management LLC served as Sub-advisor to the Fund. The performance information provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.

*** Prior to December 31, 1998, Robertson, Stephens & Company Investment Management L.P. served as Sub-advisor to the Fund. From December 31, 1998 to April 30, 2000, OppenheimerFunds, Inc. served as Sub-advisor to the Fund. The performance information provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisors.

**** Prior to May 1, 2000, Lord, Abbett & Co. served as Sub-advisor to the Fund. The performance information provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.


         Standardized Yield Quotations. The yield of a class of Fund shares is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                         YIELD = 2 [ (a - b + 1)6 - 1 ]

                                       cd

         Where:     a    =   net investment income earned during the period attributable to the subject class

                    b    =   net expenses accrued for the period attributable to the subject class

                    c    =   the average  daily number of shares of the subject  class  outstanding  during the period that were entitled to receive dividends

                    d    =   the maximum offering price per share of the subject class

         Net investment income will be determined in accordance with rules established by the SEC. The price per share of Class A shares, other than shares of the ASAF JPM Money Market Fund, will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased.

         The yield for each  class of shares of the ASAF  Federated  High  Yield
Fund and ASAF Total Return Bond Fund for the 30 day period ended October 31, 1999 is shown below:

                                                            Class A      Class B      Class C      Class X

               ASAF Federated High Yield Bond Fund             9.32%        9.25%        9.27%        9.25%
              ASAF Total Return Bond Fund                      5.27%        5.03%        5.05%        5.05%

         Non-Standardized Performance. In order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which standardized return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. Non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

         Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current NAV per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Unlike a Fund's yield, which is computed from the yields to maturity of all debt obligations held by the Fund, the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see the Company's Prospectus under "Dividends, Capital Gains and Taxes").

         Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

         Comparative Information. From time to time in advertisements or sales material, the Fund's performance ratings or other information as published by recognized mutual fund statistical or rating services, such as Lipper Analytical Services, Inc. or Morningstar, or by publications of general interest, such as Forbes or Money, may be discussed. The performance of the Funds may also be compared to that of other selected mutual funds, mutual fund averages or recognized stock market indicators. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments. Descriptions of some of the indices which may be used are listed below:

         o The Standard & Poor's 500 Composite Stock Price Index is a well-diversified list of 500 large capitalization companies representing the U.S. Stock Market.

         o The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization.

         o The NASDAQ Composite OTC Price Index is a market  value-weighted  and
unmanaged   index  showing  the  changes  in  the  aggregate   market  value  of
approximately 3,500 stocks.

         o The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

         o The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or its equivalent or higher ("investment grade") by a nationally recognized rating agency.

         o The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to determine the companies that are included in the Index. Only common stocks are included in the Index.

         o The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

         o The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product ("GDP"). These weights are modified on July 1st of each year to reflect the prior year's GDP.

         o The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

In addition, the total return or yield of the Funds may be compared to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index.

         Each Fund's investment performance may be advertised in various financial publications, newspapers, magazines, including: Across the Board, Advertising Age, Adviser's Magazine, Adweek, Agent, American Banker, American Agent and Broker, Associated Press, Barron's, Best's Review, Bloomberg, Broker World, Business Daily, Business Insurance, Business Marketing, Business Month, Business News Features, Business Week, Business Wire, California Broker,
Changing Times, Consumer Reports, Consumer Digest, Crain's, Dow Jones News Service, Economist, Entrepreneur, Entrepreneurial Woman, Financial Planning, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Hartford Courant, Inc., Independent Business, Institutional Investor, Insurance Forum, Insurance Advocate Independent, Insurance Review Investor's, Insurance Times, Insurance Week, Insurance Product News, Insurance Sales, Investment Dealers Digest, Investment Advisor, Journal of Commerce, Journal of Accountancy, Journal of the American Society of CLU & ChFC, Kiplinger's Personal Finance, Knight-Ridder, Life Association News, Life Insurance Selling, Life Times,
LIMRA's MarketFacts, Lipper Analytical Services, Inc., MarketFacts, Medical Economics, Money, Morningstar, Inc., Nation's Business, National Underwriter, New Choices, New England Business, New York Times, Pension World, Pensions &
Investments, Professional Insurance Agents, Professional Agent, Registered Representative, Reuter's, Rough Notes, Round the Table, Service, Success, The Standard, The Boston Globe, The Washington Post, Tillinghast, Time, U.S. News & World Report, U.S. Banker, United Press International, USA Today, Value Line, The Wall Street Journal, Wiesenberger Investment and Working Woman.

         From time to time the Company may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                            MANAGEMENT OF THE COMPANY

         The following table sets forth information concerning the officers and Directors of the Company, including their addresses and principal business occupations for the last five years:

Name, Age and Address:(1)               Position Held with the Company:(2)            Principal Occupation:(3)`
---------------------                   ------------------------------                --------------------

John Birch (49)                         Vice President                                Senior Vice President and Chief
                                                                                      Operating Officer:
                                                                                      American Skandia Investment Services,
                                                                                      Incorporated
                                                                                      December 1997 to present

                                                                                      Executive Vice President and
                                                                                      Chief Operating Officer:
                                                                                      International Fund Administration
                                                                                      Bermuda
                                                                                      August 1996 to October 1997

                                                                                      Senior Vice President and
                                                                                      Chief Administrative Officer:
                                                                                      Gabelli Funds, Inc.
                                                                                      Rye, New York
                                                                                      March 1995 to August 1996

Gordon C. Boronow (47)                  Vice President                                President & Chief Operating Officer:
                                                                                      American Skandia Life Assurance
                                                                                      Corporation

Jan R. Carendi (55)*                    President, Principal Executive Officer        Senior Executive Vice President &
                                        and Director                                  Member of Corporate Management Group:
                                                                                      Skandia Insurance Company Ltd.

David E. A. Carson (65)                 Director                                      Director
People's Bank                                                                         People's Bank (January 2000 - present)
850 Main Street
Bridgeport, CT 06604                                                                  Chairman
                                                                                      People's Bank (January 1999-December
                                                                                      1999)

                                                                                      Chairman & Chief Executive Officer:
                                                                                      People's Bank (January 1998 to December
                                                                                      1998)

                                                                                      President, Chairman & Chief Executive
                                                                                      Officer:
                                                                                      People's Bank (1983 to January 1998)

Richard G. Davy, Jr. (51)               Treasurer and Chief Financial and             Vice President, Operations:
                                        Accounting Officer                            American Skandia Investment Services,
                                                                                      Incorporated (January 1997 to present)

                                                                                      Controller:
                                                                                      American Skandia Investment Services,
                                                                                      Incorporated (September 1994 to January
                                                                                      1997)

Eric C. Freed (37)                      Secretary                                     Senior Counsel, Securities and
                                                                                      Securities Counsel:
                                                                                      American Skandia, Incorporated
                                                                                      (December 1996 to present)

                                                                                      Attorney, Senior Attorney and Special
                                                                                      Counsel:
                                                                                      U.S. Securities and Exchange Commission
                                                                                      (March 1991 to November 1996)

Julian A. Lerner (75)                   Director                                      Semi-retired since 1995; Senior Vice
12850 Spurling Road                                                                   President & Portfolio Manager of AIM
Suite 208                                                                             Charter Fund and AIM Summit Fund from
Dallas, TX 75230                                                                      1986 to 1995

Thomas M. O'Brien (49)                  Director                                      Vice Chairman:
North Fork Bank                                                                       North Fork Bank (January 1997 to
275 Broad Hollow Road                                                                 present)
Melville, NY 11747
                                                                                      President & Chief Executive Officer:
                                                                                      North Side Savings Bank (December 1984
                                                                                      to December 1996)

F. Don Schwartz (64)                    Director                                      Management Consultant
1101 Penn Grant Road                                                                  (April 1985 to present)
Lancaster, PA 17602

* Indicates a Director of the Company who is an "interested person" within the meaning set forth in the 1940 Act.

(1) Unless otherwise indicated, the address of each officer and director listed above is One Corporate Drive, Shelton, Connecticut 06484.

(2) All of the officers and Directors of the Company listed above serve in similar capacities for the Trust and/or American Skandia Trust, both of which are also investment companies managed by the Investment Manager.

(3) Unless otherwise indicated, each officer and director listed above has held his principal occupation for at least the last five years. In addition to the principal occupations noted above, the following officers and Directors of the Company hold the following positions with American Skandia Life Assurance Corporation ("ASLAC"), American Skandia Investment Services, Incorporated ("ASISI"), American Skandia Marketing, Incorporated ("ASM"), American Skandia Information Services and Technology Corporation ("ASIST") or American Skandia, Incorporated ("ASI"): Mr. Boronow also serves as Executive Vice President, Chief Operating Officer and a Director of ASI, and a Director of ASLAC, ASISI, ASM and ASIST; Mr. Carendi also serves as Chairman, President, Chief Executive Officer and a Director of ASI, and Chief Executive Officer and a Director of ASLAC, ASISI, ASM and ASIST; Mr. Davy also serves as a Director of ASISI.

         The Company's Articles of Incorporation provides that the Directors, officers and employees of the Company may be indemnified by the Company to the fullest extent permitted by federal and state law, including Maryland law. Neither the Articles of Incorporation nor the By-laws of the Company authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Under the Maryland General Corporation Law, a Director of the Company who is held liable for assenting to a distribution made in violation of the Company's Articles of Incorporation is entitled to contribution from each shareholder of the Company for the amount the shareholder accepted knowing the distribution was made in violation of those provisions. Absent such knowledge, a shareholder will not be obligated to the Company or its creditors in respect of shares held in the Company except to the extent of any unpaid portion of the subscription price or purchase price for such shares.

         The officers and Directors of the Company who are affiliates of the Investment Manager do not receive compensation directly from the Company for serving in the capacities described above. Those officers and Directors of the Company, however, who are affiliated with the Investment Manager may receive remuneration indirectly from the Company for services provided in their respective capacities with the Investment Manager. Each of the other Directors receives for his service on the Board of Directors an annual and "per-meeting" fee, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings. The following table sets forth information concerning the compensation paid by the Company to the Directors in the fiscal year ended October 31, 1999. Neither the Company nor any investment company in the Fund Complex offers any pension or retirement benefits to its directors or trustees.

                                             Aggregate Compensation                       Total Compensation from the
Name of Director:                              from the Company:                         Company and Fund Complex:(1)
----------------                               ----------------                          ------------------------


Jan R. Carendi                                        $ 0                                             $ 0

David E.A. Carson                                   $21,900                                         $78,000

Julian A. Lerner                                    $24,100                                         $81,300

Thomas M. O'Brien                                  $24,100(2)                                     $81,300(2)

F. Don Schwartz                                     $24,100                                         $81,300


(1) As of the date of this SAI, the "Fund Complex" consisted of the Company, the Trust and American Skandia Trust. The amount indicated is the compensation paid to the Directors by the Fund Complex for the twelve month period ending October 31, 1999.

(2) Mr. O'Brien deferred a portion of this compensation from the Company valued as of October 31, 1999 at $3,952 and from the Fund Complex valued as of October 31, 1999 at $12,969.


As of February 29, 2000, the Directors and officers of the Company owned, in the aggregate, less than 1% of each class of the Company's shares.

Codes of Ethics. The Company, the Trust, the Investment Manager and the Distributor have adopted codes of ethics under rule 17j-1 of the 1940 Act. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct, they do not prohibit investments in securities, including securities that may be purchased or held by the Funds and Portfolios, by such personnel.


          ADDITIONAL INFORMATION ON THE "MASTER FEEDER" FUND STRUCTURE

         As previously discussed, certain Funds of the Company are organized under a "master feeder" structure. The Trust's Agreement and Declaration of Trust provides that the Feeder Funds and any other entities permitted to invest in a Portfolio of the Trust (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of each such Portfolio in the event that the Trust fails to satisfy such liabilities and obligations. However, the risk of an investor in a Portfolio (including a Feeder Fund) incurring financial loss beyond the amount of its investment on account of such liability is limited to circumstances in which the Portfolio had inadequate insurance and was unable to meet its obligations out of its assets. Accordingly, the Trustees of the Trust believe that neither a Feeder Fund nor its shareholders will be adversely affected by reason of the Fund investing in a corresponding Portfolio of the Trust.

         The Directors of the Company and the Trustees of the Trust have oversight responsibility for the operations of each Fund and Portfolio, respectively. As of the date of this Prospectus, each of the Directors of the Company also serves as a Trustee of the Trust. The Directors of the Company and the Trustees of the Trust, including a majority of the Directors and Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company or the Trust, respectively, have adopted written procedures designed to identify and reasonably address any potential conflicts of interest which might arise as a result of an "overlap" of Directors and Trustees, including, if necessary, the creation of a separate board of trustees of the Trust.

                  INVESTMENT ADVISORY & ADMINISTRATION SERVICES

THE INVESTMENT MANAGER:

         American Skandia Investment Services, Incorporated ("ASISI," as previously defined) acts as investment manager to each Non-Feeder Fund and Portfolio pursuant to separate investment management agreements with the Company and the Trust, respectively (the "Management Agreements"). Unlike the Non-Feeder Funds, each of the Feeder Funds invests all of its respective investable assets in a corresponding Portfolio of the Trust and thus does not require an investment manager.

         ASISI, a Connecticut corporation organized in 1991, is registered as an investment adviser with the SEC and is a wholly-owned subsidiary of American Skandia, Incorporated, whose indirect parent is Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855. In addition to serving as investment manager to the Company and the Trust, ASISI currently serves as the investment manager to American Skandia Trust, an open-end management investment company whose shares are made available to life insurance companies writing variable annuity contracts and variable life insurance policies. Shares of American Skandia Trust also may be offered directly to qualified pension and retirement plans. For a list of those officers and Directors of the Company who also serve in similar capacities for the Investment Manager, see this SAI under "Management of the Company."

         The Management Agreements provide, in substance, that the Investment Manager will furnish each Non-Feeder Fund and Portfolio with investment advice and investment management and administrative services subject to the supervision of the Directors of the Company or the Trustees of the Trust, where applicable, and in conformity with the stated investment objective, policies and limitations of the applicable Fund or Portfolio. The Investment Manager is responsible for providing, at its expense, such personnel as is required by each Non-Feeder Fund or Portfolio for the proper conduct of its affairs and may engage a sub-advisor to conduct the investment program of the Fund or Portfolio pursuant to the Investment Manager's obligations under the Management Agreements. The Investment Manager, not the Funds or Portfolios, is responsible for the expenses of conducting the investment programs of the Funds and Portfolios.

         The Management Agreements provide further that neither the Investment Manager nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the agreements, or for any losses that may be sustained in the purchase, holding or sale of any security on behalf of the Funds or Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the agreements. The Management Agreements also permit the Investment Manager to render services to others.

         Under the terms of the Management Agreements, each Non-Feeder Fund and Portfolio has agreed to pay ASISI an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the respective Fund or Portfolio's average daily NAV. The Investment Manager, not any Fund or Portfolio, is responsible for the payment of the sub-advisory fees to the Sub-advisors. For a discussion of the fees payable to the Investment Manager and the Sub-advisors, as well as any applicable voluntary fee waiver arrangements, see the Company's Prospectus under "Expense Information" and "Management of the Funds."

         Investment Management Fees. ASISI receives a monthly fee from each Non-Feeder Fund and Portfolio for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the sub-advisory services at no additional cost to any Fund or Portfolio. Each Non-Feeder Fund and Portfolio's investment management fee is accrued daily for the purposes of determining the offering and redemption price of the Fund's shares. The fees payable to ASISI, based on a stated percentage of the Non-Feeder Fund or Portfolio's average daily net assets, are as follows:

Fund/Portfolio:                                                                         Annual Rate:
--------------                                                                          -----------

ASAF Founders International Small Capitalization Fund:                   1.10% of the first $100  million;  plus 1.00
                                                                         % of the amount over $100 million


ASAF AIM International Equity Fund:                                                          1.10%

ASAF Janus Overseas Growth Fund:                                                             1.10%


ASMT American Century International Growth Portfolio:                                        1.00%


ASAF Janus Small-Cap Growth Fund:                                                            0.90%

ASAF Kemper Small-Cap Growth Fund:                                                           0.95%

ASAF T. Rowe Price Small Company Value Fund:                                                 1.00%

ASAF Neuberger Berman Mid-Cap Growth Fund:                                                   0.90%

ASAF Neuberger Berman Mid-Cap Value Fund:                                                    0.90%


ASAF Alliance Growth Fund:                                                       .90% of the first $1 billion;
                                                                            plus .85% of the amount over $1 billion


ASAF Marsico Capital Growth Fund:                                                            1.00%

ASMT Janus Capital Growth Portfolio:                                                         1.00%


ASAF Managed Index 500 Fund:                                                                 0.80%

ASAF Alliance Growth and Income Fund:                                                        1.00%


ASAF MFS Growth with Income Fund:                                                            1.00%

ASMT INVESCO Equity Income Portfolio:                                                        0.75%

ASAF American Century Strategic Balanced Fund:                                               0.90%

ASAF Federated High Yield Bond Fund:                                                         0.70%

ASMT PIMCO Total Return Bond Portfolio:                                                      0.65%

ASMT JPM Money Market Portfolio:                                                             0.50%

         Investment Management Fee Waivers. The Investment Manager may from time to time agree to voluntarily waive or reduce its fees, while retaining their ability to be reimbursed for such fees prior to the end of each fiscal year. Such voluntary fee waivers or reductions may be rescinded at any time and without notice to investors.


         The Investment Manager has voluntarily agreed to waive portions of its investment management fees equal to .10% of the average daily net assets of the ASAF Janus Overseas Growth Fund and .20% of the average daily net assets of the ASAF Alliance Growth and Income Fund.


         The investment management fees paid for each Fund and Portfolio that had commenced operations prior to October 31, 1999, for the fiscal period from commencement of operations until October 31, 1997 and for the fiscal years ended October 31, 1998 and October 31, 1999, were as follows:

                                                                Period ended            Year ended             Year ended
Name of Fund                                                   October 31, 1997      October 31, 1998       October 31, 1999
------------                                                   ----------------      ----------------       ----------------

ASAF Founders International Small Capitalization Fund                 $520                  $34,725                $103,320


ASAF Janus Overseas Growth Fund                                       $0                    $146,239               $1,437,199

ASMT American Century International Growth Portfolio                  $4,658                $94,058                $232,476


ASAF Janus Small-Cap Growth  Fund                                     $577                  $46,399                $562,158

ASAF T. Rowe Price Small Company Value Fund                           $1,530                $210,032               $554,991

ASAF Neuberger Berman Mid-Cap Growth Fund                             $0                    $1,920                 $227,545

ASAF Neuberger Berman Mid-Cap Value Fund                              $0                    $2,770                 $187,273


ASAF Alliance Growth Fund                                             $0                    $89,166                $368,003


ASAF Marsico Capital Growth Fund                                      $0                    $43,773                $2,818,406

ASMT Janus Capital Growth Portfolio                                   $10,500               $578,304               $6,824,885

ASAF Alliance Growth and Income Fund                                  $0                    $114,324               $808,859

ASMT INVESCO Equity Income Portfolio                                  $4,791                $244,316               $990,476

ASAF American Century Strategic Balanced Fund                         $1,513                $81,420                $642,319

ASAF Federated High Yield Bond Fund                                   $1,022                $148,821               $627,368

ASMT PIMCO Total Return Bond Portfolio                                $4,456                $151,673               $762,481

ASMT JPM Money Market Portfolio                                       $1,134                $83,674                $495,966


         Fees for the Portfolios are based upon the total assets of each Portfolio, which include assets other than those of the Feeder Funds. The Portfolios commenced operations in June 1997, while the ASAF Founders International Small Capitalization Fund, ASAF Janus Small-Cap Growth Fund, ASAF
T. Rowe Price Small Company Value Fund, ASAF American Century Strategic Balanced Fund, and ASAF Federated High Yield Bond Fund commenced operations on July 28, 1997. The ASAF Janus Overseas Growth Fund, ASAF Alliance Growth Fund, and ASAF Alliance Growth and Income Fund commenced operations on January 2, 1998. The ASAF Neuberger Berman Mid-Cap Growth Fund, ASAF Neuberger Berman Mid-Cap Value Fund, and ASAF Marsico Capital Growth Fund commenced operations on August 19, 1998. The ASAF AIM International Equity Fund, ASAF Kemper Small-Cap Growth Fund, ASAF Bankers Trust Managed Index 500 Fund, and ASAF MFS Growth with Income Fund had not commenced operations prior to November 1, 1999; therefore, no fees were paid in 1998. As discussed in this SAI under "Fund Expenses" and in the Company's Prospectus under "Expense Information," the Investment Manager has voluntarily agreed to reimburse the other expenses of each Fund so that each Fund's total expenses do not exceed specified levels. During the fiscal period, the amounts of these reimbursements exceeded the investment management fees included in the above table.


         Each Management Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Directors or Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Management Agreement may be terminated without penalty on 60 days' written notice by vote of a majority of the Directors or Trustees, where applicable, or by the Investment Manager, or by holders of a majority of the applicable Fund or Portfolio's outstanding shares, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

THE SUB-ADVISORS:


         ASISI currently engages the following Sub-advisors to conduct the investment programs of each Non-Feeder Fund and Portfolio pursuant to separate sub-advisory agreements with the Investment Manager (the "Sub-Advisory Agreements"): (a) Founders Asset Management LLC for the ASAF Founders International Small Capitalization Fund; (b) A I M Capital Management, Inc. for the ASAF AIM International Equity Fund; (c) Janus Capital Corporation for the ASAF Janus Overseas Growth Fund, the ASMT Janus Capital Growth Portfolio, and the ASAF Janus Small-Cap Growth Fund; (d) American Century Investment Management, Inc. (formerly known as, "Investors Research Corporation") for the ASAF American Century International Growth Fund and the ASAF American Century Strategic Balanced Fund; (d) Scudder Kemper Investments, Inc. for the ASAF Kemper Small-Cap Growth Fund; (e) T. Rowe Price Associates, Inc. for the ASAF T. Rowe Price Small Company Value Fund; (f) Neuberger Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Growth Fund and the ASAF Neuberger Berman Mid-Cap Value Fund; (g) Alliance Capital Management L.P. for the ASAF Alliance Growth Fund and the ASAF Alliance Growth and Income Fund; (h) Marsico Capital Management, LLC for the ASAF Marsico Capital Growth Fund; (i) Sanford C. Bernstein & Co. for the ASAF Managed Index 500 Fund; (i) Massachusetts Financial Services Company for the ASAF MFS Growth with Income Fund; (j) INVESCO Funds Group, Inc. for the ASMT INVESCO Equity Income Portfolio; (k) Federated Investment Counseling for the ASAF Federated High Yield Bond Fund; (l) Pacific
Investment  Management  Company for the ASMT PIMCO Total Return Bond  Portfolio;
(m) J.P. Morgan Investment Management Inc. for the ASMT JPM Money Market Portfolio.


         The Sub-Advisory Agreements provide that the Sub-advisors will formulate and implement a continuous investment program for each Non-Feeder Fund or Portfolio in accordance with the Fund or Portfolio's investment objective, policies and limitations and any investment guidelines established by the Investment Manager. Each Sub-advisor will, subject to the supervision and control of the Investment Manager, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund or Portfolio, and will place orders with and give instructions to brokers and dealers to cause the execution of such transactions. The Sub-advisors are required to furnish the Investment Manager with periodic reports concerning the transactions and performance of the Fund or Portfolio. Each Sub-advisor is required to furnish at its own expense all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Nothing in the Sub-advisory Agreements prevents the Investment Manager from engaging other sub-advisors to provide investment advice and other services to a Fund or Portfolio, or from providing such services itself.

     Corporate Structure. Several of the Sub-advisors are controlled by other parties as noted below:

         Founders Asset Management LLC ("Founders")is a 90%-owned subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets.


         A I M Capital Management, Inc. is a wholly-owned subsidiary of A I M Advisors, Inc. also a registered investment adviser. A I M Advisors, Inc. is wholly-owned by A I M Management Group Inc., a holding company engaged in the financial services business and an indirect wholly-owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.


         Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital Corporation, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services.


     American Century Companies, Inc. is the parent of American Century Investment Management, Inc.

         Zurich Insurance Company, a leading provider of insurance and financial services, owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.


     All of the voting stock of Neuberger Berman Management Inc. is owned by individuals who are principals of Neuberger Berman, LLC.


         Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance Capital Management, L.P. ("Alliance") and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable is the beneficial owner of an approximately 55.4% partnership interest in Alliance. Alliance Capital Management Holding L.P., a publicly-traded company, owns an approximately 41.9% partnership interest in Alliance. Equitable is a wholly owned subsidiary of AXA Financial, Inc., and AXA, a French insurance holding company, owned as of June 30, 1999 approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial, Inc.


         NationsBank   N.A.,  a  national   bank   subsidiary   of   BankAmerica
Corporation, indirectly owns 50% of the voting control of Marsico Capital Management, LLC ("Marsico Capital"). Thomas F. Marsico and a company controlled by Mr. Marsico own the remainder of Marsico Capital's voting interests.


     Massachusetts Financial Services Company is a subsidiary of Sun Life of Canada (US) Financial Services Holdings, Inc. whose ultimate parent is Sun Life Assurance Co. of Canada.

         INVESCO Funds Group, Inc. is a subsidiary of AMVESCAP PLC.


         Federated Investment Counseling is a wholly owned subsidiary of Federated Investors.


         Pacific Investment Management Company ("PIMCO") is a subsidiary general partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). Allianz AG ("Allianz") is the majority owner of PIMCO Advisors and its subsidiaries, including PIMCO. Allianz is the world's second largest insurance company and is represented in 68 countries world-wide through subsidiaries, branch and representative offices and other affiliated entities. Pacific Life Insurance Company holds an approximately 30% interest in PIMCO Advisors.


     J.P. Morgan Investment Management Inc. is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware.


         Sub-Advisory Fees. ASISI pays each Sub-advisor on a monthly basis for the performance of sub-advisory services. The fee payable to the Sub-advisors with respect to each Non-Feeder Fund and Portfolio may differ, reflecting, among other things, the investment objective, policies and limitations of each Fund or Portfolio and the nature of each Sub-advisory Agreement. Each Sub-advisor's fee is accrued daily for purposes of determining the amount payable by the Investment Manager to the Sub-advisor. The fees payable to the Sub-advisors, based on a stated percentage of the Non-Feeder Fund or Portfolio's average daily net assets, are as follows:

         Founders Asset Management LLC for the ASAF Founders International Small Capitalization Fund: An annual rate of .60% of the portion of the average daily net assets of the Fund not in excess of $100 million; plus .50% of the portion over $100 million.


         A I M Capital  Management,  Inc. for the ASAF AIM International  Equity
Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by A I M Capital Management Inc. and identified by the Sub-advisor and ASISI as being similar to the Fund: .55% of the portion of the combined average daily net assets not in excess of $75 million; plus .45% of the portion in excess of $75 million.

         Janus Capital Corporation for the ASAF Janus Overseas Growth Fund: An annual rate of .60% of the portion of the average daily net assets of the Fund not in excess of $100 million; when the average daily net assets of the Fund equal or exceed $100 million, the annual rate will be .50% of the entire average daily net assets of the Fund.


         American Century Investment Management, Inc. for the ASMT American Century International Growth Portfolio: An annual rate equal to .45% of the combined average daily net assets of the Fund and certain series of American Skandia Trust that are managed by American Century Investment Management, Inc. and identified by the Sub-advisor and ASISI as being similar to the Fund. Prior to May 1, 2000, the Investment Manager had engaged Rowe Price-Fleming International, Inc. as Sub-advisor for the Portfolio (formerly the ASMT T. Rowe Price International Equity Portfolio), for a total Sub-advisory fee of .75% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .60% of the portion of the net assets over $20 million but not in excess of $50 million; plus .50% of the portion of the net assets over $50 million.


         Janus Capital Corporation for the ASAF Janus Small-Cap Growth Fund: An annual rate of .50% of the portion of the average daily net assets of the Fund not in excess of $100 million; plus .45% of the portion over $100 million but not in excess of $500 million; plus .40% of the portion over $500 million but not in excess of $1 billion; plus .35% of the portion in excess of $1 billion.

         Scudder Kemper  Investments,  Inc. for the ASAF Kemper Small-Cap Growth
Fund: An annual rate of .50% of the portion of the average daily net assets of the Fund not in excess of $100 million; plus .45% of the portion over $100 million but not in excess of $400 million; plus .40% of the portion over $400 million but not in excess of $900 million; plus .35% of the portion in excess of $900 million.

     T. Rowe Price Associates, Inc. for the ASAF T. Rowe Price Small Company Value Fund: An annual rate of .60% of the average daily net assets of the Fund.

     Neuberger Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Growth Fund: An annual rate of .40% of the average daily net assets of the Fund.

     Neuberger Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Value Fund: An annual rate of .40% of the average daily net assets of the Fund.


         Alliance   Capital   Management  L.P.  for  the  ASAF  Alliance  Growth
Portfolio: An annual rate equal to .40% of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-Adviser and identified by the Sub-advisor and the Investment Manager as being similar to the Fund. Between December 31, 1998 and April 30, 2000, the Investment Manager had engaged OppenheimerFunds, Inc. as Sub-advisor for the Fund at a total Sub-advisory fee of .35% of the portion of the average daily net assets of the Fund not in excess of $500 million; plus .30% of the portion over $500 million but not in excess of $1 billion; plus .25% of the portion in excess of $1 billion. Prior to January 1, 1999, the Investment Manager had engaged Robertson, Stephens & Company Investment Management, L.P. as Sub-advisor for the Fund, at a total Sub-advisory fee of .60% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .50% of the portion of the net assets over $200 million.


         Marsico  Capital  Management,  LLC for the ASAF Marsico  Capital Growth
Fund: An annual rate of .45% of the average daily net assets of the Fund.


         Sanford C. Bernstein & Co. for the ASAF Managed Index 500 Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund: .1533% of the portion of the combined average daily net assets not in excess of $300 million; plus .10% of the portion of the net assets over $300 million. Notwithstanding the foregoing, the following annual rate will apply for each day that the combined average daily net assets are not in excess of $300 million: .40% of the first $10 million of combined average daily net assets; plus .30% on the next $40 million of combined average daily net assets; plus .20% on the next $50 million of combined average daily net assets; plus .10% on the next $200 million of combined average daily net assets. Prior to May 1, 2000, the Investment Manager had engaged Bankers Trust Company as Sub-advisor for the Fund at a total Sub-advisory fee equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that was managed by Bankers Trust Company and identified by the Sub-Advisor and ASISI as being similar to the Fund: .17% of the portion of the combined average daily net assets not in excess of $300 million; plus .13% of the portion over $300 million but not in excess of $1 billion; plus .08% of the portion in excess of $1 billion.


         Janus Capital  Corporation for the ASMT Janus Capital Growth Portfolio:
An annual rate of .45% of the average daily net assets of the Portfolio.


         Alliance Capital Management L.P. for the ASAF Alliance Growth and Income Portfolio: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-Adviser and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio: .30% of the portion of the combined average daily net assets not in excess of $1 billion; plus .25% of the portion over $1 billion but not in excess of $1.5 billion; plus .20% of the portion in excess of $1.5 billion. Prior to May 1, 2000, the Investment Manager had engaged Bankers Trust Company as Sub-advisor for the Fund at a total Sub-advisory fee of .50% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .40% of the portion over $200 million but not in excess of $500 million; plus .375% of the portion over $500 million but not in excess of $700 million; plus .35% of the portion over $700 million but not in excess of $900 million; when the average daily net assets of the Fund equal or exceed $900 million, the annual rate will be .30% of the entire average daily net assets of the Fund.


         Massachusetts Financial Services Company for the ASAF MFS Growth with Income Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the domestic equity series of American Skandia Trust that are managed by Massachusetts Financial Services Company: .40% of the portion of the combined average daily net assets not in excess of $300 million; plus .375% of the portion over $300 million but not in excess of $600 million; plus .35% of the portion over $600 million but not in excess of $900 million; plus .325% of the portion over $900 million but not over $1.5 billion; plus .25% of the portion in excess of $1.5 billion.

     INVESCO Funds Group, Inc. for the ASMT INVESCO Equity Income Portfolio: An annual rate of .35% of the average daily net assets of the Portfolio.

     American Century Investment Management, Inc. for the ASAF American Century Strategic Balanced Fund: An annual rate of .50% of the portion of the average daily net assets of the Fund not in excess of $50 million; plus .45% of the portion over $50 million.

         Federated Investment  Counseling for the ASAF Federated High Yield Bond
Fund: An annual rate of .25% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .20% of the portion over $200 million.

         Pacific Investment Management Company for the ASMT PIMCO Total Return Bond Portfolio: An annual rate of .25% of the average daily net assets of the Portfolio.

     J.P.  Morgan  Investment  Management  Inc.  for the ASMT JPM  Money  Market
Portfolio: An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Trust that is managed by J.P. Morgan Investment Management, Inc. and identified by it and ASISI as being similar to the Portfolio: .09% of the portion of the combined average daily net assets not in excess of $500 million; plus .06% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion over $1.5 billion.

Sub-Advisory Fee Waivers. Certain Sub-advisors have voluntarily agreed to waive a portion of their sub-advisory fees set forth above, as follows:

         Commencing June 1, 1997, Rowe Price Fleming International, Inc., the Sub-advisor for the ASMT T. Rowe Price International Equity Portfolio, has voluntarily agreed to waive a portion of its sub-advisory fee equal to .25% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .10% of the portion over $20 million but not in excess of $50 million. When the average daily net assets of the Portfolio equal or exceed $200 million, such voluntary fee waiver is no longer applicable, and the sub-advisory annual fee rate of .50% of the average daily net assets of the Portfolio will be applied. Furthermore, the Sub-advisor has voluntarily agreed to waive an additional portion of its fee equal to .05% of the Portfolio's average daily net assets so long as the combined average daily net assets of the Portfolio and the AST T. Rowe Price International Equity Portfolio of American Skandia Trust equal or exceed $500 million.

         Commencing January 1, 1998, Janus Capital Corporation, the Sub-advisor for the ASAF Janus Overseas Growth Fund, has voluntarily agreed to waive a portion of its sub-advisory fee equal to .10% of the portion of the average daily net assets of the Fund not in excess of $100 million. When the average daily net assets of the Fund equal or exceed $100 million, such voluntary fee waiver is no longer applicable, and the sub-advisory annual fee rate of .50% of the entire average daily net assets of the Fund will be applied.

         Commencing March 1, 1999, Janus Capital Corporation, the Sub-advisor for the ASAF Janus Small-Cap Growth Fund, has voluntarily agreed to waive a portion of its sub-advisory fee equal to .05% of the portion of the average daily net assets over $400 million but not in excess of $500 million and .05% on assets over $900 million but not in excess of $1 billion.


         Commencing March 1, 2000, Janus Capital Corporation, the Sub-advisor for the ASMT Janus Capital Growth Portfolio, has voluntarily agreed to the following revised fee schedule based on the combined average daily net assets of the Portfolio and the AST JanCap Growth Portfolio of American Skandia Trust:
 .55% of the portion of the combined average daily net assets not in excess of $100 million; plus .50% of the portion over $100 million but not in excess of $500 million; plus .45% of the portion over $500 million but not in excess of $2 billion; plus .40% of the portion over $2 billion but not in excess of $5 billion; plus.375% of the portion over $5 billion but not in excess of $10 billion; plus .35% of the portion in excess of $10 billion.



         The sub-advisory fees paid by the Investment Manager for each Fund and Portfolio that had commenced operations prior to October 31, 1998, for the fiscal period from commencement of operations until October 31, 1997 and for the fiscal years ended October 31, 1998 and October 31, 1999, were as follows:

Name of Fund                                                      Period Ended          Year Ended            Year Ended
                                                                October 31, 1997     October 31, 1998      October 31, 1999

ASAF Founders International Small Capitalization Fund                  $284                  $18,941              $56,357


ASAF Janus Overseas Growth Fund                                        $0                    $66,472              $653,259

ASMT American Century International Growth Portfolio(1)                $2,329                $47,029              $108,959


ASAF Janus Small-Cap Growth Fund                                       $320                  $25,777              $307,453

ASAF T. Rowe Price Small Company Value Fund                            $917                  $126,019             $332,996

ASAF Neuberger Berman Mid-Cap Growth Fund                              $0                    $853                 $101,131

ASAF Neuberger Berman Mid-Cap Value Fund                               $0                    $1,231               $83,233


ASAF Alliance Growth Fund(2)                                           $0                    $40,530              $149,346


ASAF Marsico Capital Growth Fund                                       $0                    $19,698              $1,268,283

ASMT Janus Capital Growth Portfolio                                    $4,725                $260,237             $3,071,198


ASAF Alliance Growth and Income Fund(3)                                $0                    $34,297              $242,657


ASMT INVESCO Equity Income Portfolio                                   $2,235                $114,014             $462,222

ASAF American Century Strategic Balanced Fund                          $839                  $45,233              $343,430

ASAF Federated High Yield Bond Fund                                    $365                  $53,150              $224,060

ASMT PIMCO Total Return Bond Portfolio                                 $1,714                $58,336              $293,262

ASMT JPM Money Market Portfolio                                        $204                  $15,061              $89,274


(1) For fiscal years 1997, 1998 and 1999, the entire fee noted above was paid to Rowe Price-Fleming International, Inc., the prior Sub-advisor for the Fund.

(2) For fiscal year 1997, the entire fee noted was paid to Robertson, Stephens & Company Investment Management, L.P. For fiscal year 1998, $__ was paid to Robertson Stephens and $__ was paid to OppenheimerFunds, Inc. ("Oppenheimer)." For fiscal year 1999, the entire fee was paid to Oppenheimer, the prior Sub-advisor for the Fund.

(3) For fiscal year 1999, the entire fee noted above was paid to Lord Abbett & Co., Inc., the prior Sub-advisor for the Fund.

         Fees for the Portfolios are based upon the total assets of each Portfolio, which include assets other than those of the Feeder Funds. The Portfolios commenced operations in June 1997, while the ASAF Founders International Small Capitalization Fund, ASAF Janus Small-Cap Growth Fund, ASAF
T. Rowe Price Small Company Value Fund, ASAF American Century Strategic Balanced Fund, and ASAF Federated High Yield Bond Fund commenced operations on July 28, 1997. The ASAF Janus Overseas Growth Fund, Alliance Growth Fund, and ASAF Alliance Growth and Income Fund commenced operations on January 2, 1998. The ASAF Neuberger Berman Mid-Cap Growth Fund, ASAF Neuberger Berman Mid-Cap Value Fund, and ASAF Marsico Capital Growth Fund commenced operations on August 19, 1998. The ASAF AIM International Equity Fund, ASAF Kemper Small-Cap Growth Fund, ASAF Bankers Trust Managed Index 500 Fund, and ASAF MFS Growth Fund had not commenced operations prior to November 1, 1999.


         Each Sub-Advisory Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Directors or Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-advisor upon 60 days' written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act) or upon termination of the Management Agreement with respect to that particular Fund or Portfolio (provided that the Sub-advisor has received notice of such termination).

THE ADMINISTRATOR:

         PFPC Inc. (the "Administrator"), 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the administrator for both the Company and the Trust. Pursuant to administration agreements between the Administrator and the Company and the Trust, respectively (the "Administration Agreements"), the Administrator has agreed to provide certain fund accounting and administrative services to the Company and the Trust, including, among other services, accounting relating to the Company and the Trust and the investment transactions of the foregoing; computing daily NAVs; monitoring the investments and income of the Company and the Trust for compliance with applicable tax laws; preparing for execution and filing federal and state tax returns, and annual and semi-annual shareholder reports; preparing monthly financial statements including a schedule of investments; assisting in the preparation of registration statements and other filings related to the registration of shares; coordinating contractual relationships and communications between the Investment Manager and the Company's and the Trust's custodians; preparing and maintaining the Company's and the Trust's books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the 1940 Act); and performing such other duties related to the administration of the Company and the Trust as may be agreed upon in writing by the parties to the respective Administration Agreements. The administrator does not have any responsibility or authority for the management of the assets of the Funds or Portfolios, the determination of their investment policies, or for any matter pertaining to the distribution of securities issued by the Company.

         Under the terms of the Administration Agreements, the Administrator shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services to be provided for under the agreements. The Administrator shall be liable for any damages arising out of its failure to perform its duties under the Administration Agreements to the extent such damages arise out of its willful misfeasance, bad faith, gross negligence or reckless disregard of such duties. Any person, even though also an officer, director, partner, employee or agent of the Administrator, who may be or become an officer, director, trustee, employee or agent of the Company or the Trust, shall be deemed when rendering services to the Company or the Trust or acting on any business of the Company or the Trust (other than services or business in connection with the Administrator's duties under the Administration Agreements) to be rendering such services to or acting solely for the Company or the Trust and not as an officer, director, partner, employee or agent or one under the control or direction of the Administrator even though paid by them. The Administration Agreements shall continue until terminated by either party on 60 days' prior written notice to the other party.


         As compensation for the services and facilities provided by the Administrator to the Company, the Company has agreed to pay the Administrator its "out-of-pocket" expenses, plus a monthly multi-class fee of $3,000 per Fund, plus a monthly feeder fee of $2,000 per Feeder Fund, plus (except for the ASAF Managed Index 500 Fund) the greater of the following monthly fee based on the average daily net assets of the Non-Feeder Funds -- 0.10% (first $200 million), 0.06% (next $200 million), 0.0275% (next $200 million), 0.02% (next $400 million) and 0.01% (over $1 billion) -- or a minimum monthly fee of $6,250 per Non-Feeder Fund. The fee for the ASAF Managed Index 500 Fund is the greater of the following monthly fee based on the average daily net assets of the Fund -- 0.05% (first $200 million), 0.03% (next $200 million), 0.0275% (next $200 million), 0.02% (next $400 million) and 0.01% (over $1 billion) - or a minimum monthly fee of $6,250. The Administrator has agreed to waive the above monthly multi-class fee, the monthly feeder fee and the minimum monthly fee for the first two months of each Fund's operations, and thereafter will decrease such waiver by 10% increments for each of the remaining ten months of the initial contract year.


         In addition, as compensation for the services and facilities provided by the Administrator to the Trust, the Trust has agreed to pay the Administrator its "out-of-pocket" expenses, plus the greater of the following monthly fee based on the average daily net assets of the Portfolios -- 0.10% (first $200 million), 0.06% (next $200 million), 0.0275% (next $200 million), 0.02% (next
$400 million) and 0.01% ($1+ billion) -- or a minimum monthly fee of $6,250 per Portfolio. The Administrator has agreed to waive the above minimum monthly fee for the first two months of each Portfolio's operations, and thereafter will decrease such waiver by 10% increments for each of the remaining ten months of the initial contract year.

         Reimbursable "out-of-pocket" expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, outside independent pricing service charges and record retention/storage. For the period from commencement of operations until October 31, 1997, the Company paid the Administrator $16,898, and the Trust paid the Administrator $25,353. For the fiscal year ended October 31, 1998, the Company paid the Administrator $507,368 and the Trust paid the Administrator $291,316. For the fiscal year ended October 31, 1999, the Company paid the Administrator $1,395,979 and the Trust paid the Administrator $724,469. These amounts do not include out-of-pocket expenses for which the Administrator was reimbursed.

QUALIFIED PLANS ADMINISTRATOR:

         ASISI receives a fee from each Fund under an Administration Agreement between ASISI and the Company with respect to services provided in connection with investments in the Company by certain qualified retirement plans. Pursuant to this agreement, ASISI selects and contracts with third parties providing administrative services for such plans ("third-party administrators") for the third-party administrator, among other matters, to maintain records of the holdings in the Funds of individual plan participants. As a result of the third-party administrators' services, the Company may realize savings on costs that it would otherwise incur in maintaining shareholder accounts.

         ASISI uses its fee from each Fund to pay the third-party administrators to reduce fees that would otherwise be payable by the qualified plan to the third-party administrator. The fee is payable to ASISI at a maximum annual rate of 0.20% of the assets of any plan the third-party administrator for which has entered into an agreement with ASISI. ASISI does not receive any compensation as qualified plans administrator in addition to amounts it pays to third-party administrators and for other out-of -pocket expenses.

                                  FUND EXPENSES

         Each Non-Feeder Fund and Portfolio pays its own expenses including, without limitation: (i) expenses of maintaining the Fund or Portfolio and continuing its existence; (ii) registration of the Fund or Portfolio under the 1940 Act; (iii) auditing, accounting and legal expenses; (iv) taxes and interest; (v) governmental fees; (vi) expenses of issue, sale, repurchase and redemption of Fund shares; (vii) expenses of registering and qualifying the Fund or Portfolio and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (viii) fees and expenses of registering and maintaining registrations of the Fund or Portfolio and of the Fund's principal underwriter as a broker-dealer or agent under state securities laws; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians for all services to the Fund or Portfolio; (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund or Portfolio; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Directors of the Company or the Trustees of the Trust, where applicable; (xvii) compensation and expenses of Directors of the Company or the Trustees of the Trust, where applicable, who are not "interested persons" of the Fund or Portfolio, respectively; and (xviii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company and the Trust to indemnify its directors, trustees and officers with respect thereto. Expenses incurred by the Company or the Trust not directly attributable to any specific Non-Feeder Fund or Portfolio are allocated on the basis of the net assets of the respective Non-Feeder Funds and Portfolios.


     The Investment Manager has voluntarily agreed until May 1, 2001 to reimburse each Fund for its respective operating expenses (and, in the case of the Feeder Funds, the Feeder Fund's pro rata share of operating expenses of the Fund's corresponding Portfolio), exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, but inclusive of the management fee, which in the aggregate exceed specified percentages of the Fund's average net assets as follows:

         ASAF Founders International Small Capitalization Fund: 1.70%

         ASAF AIM International Equity Fund: 1.60%

         ASAF Janus Overseas Growth Fund: 1.60%

         ASAF American Century International Growth Fund: 1.60%

         ASAF Janus Small-Cap Growth Fund: 1.30%

         ASAF Kemper Small-Cap Growth Fund: 1.30%

         ASAF T. Rowe Price Small Company Value Fund: 1.40%

         ASAF Neuberger Berman Mid-Cap Growth Fund: 1.35%

         ASAF Neuberger Berman Mid-Cap Value Fund: 1.35%

         ASAF Alliance Growth Fund: 1.30%

         ASAF Marsico Capital Growth Fund: 1.30%

         ASAF Janus Capital Growth Fund: 1.30%

         ASAF Managed Index 500 Fund: 1.00%

         ASAF Alliance Growth & Income Fund: 1.15%

         ASAF MFS Growth with Income Fund: 1.30%

         ASAF INVESCO Equity Income Fund: 1.20%

         ASAF American Century Strategic Balanced Fund: 1.20%

         ASAF Federated High Yield Bond Fund: 1.00%

         ASAF Total Return Bond Fund: 1.00%

         ASAF JPM Money Market Fund: 1.00%

     The Investment Manager may terminate the above voluntary agreements at any time after May 1, 2001. Voluntary payments of Fund expenses by the Investment Manager may be made subject to reimbursement by the Fund, at the Investment Manager's discretion, within the two year period following such payment to the extent permissible under applicable law and provided that the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.


                            DISTRIBUTION ARRANGEMENTS

THE DISTRIBUTOR:

         American Skandia Marketing, Incorporated ("ASM" or the "Distributor"), located at One Corporate Drive, Shelton, Connecticut 06484, serves as the principal underwriter and distributor for each Fund pursuant to an underwriting agreement initially approved by the Directors of the Company (the "Underwriting Agreement"). The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). The Distributor is an "affiliated person" (within the meaning of the 1940 Act) of the Company, the Trust and the Investment Manager, being a wholly-owned subsidiary of American Skandia, Incorporated.

         Shares of each Fund will be continuously offered and will be sold by selected broker-dealers who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement. Each Fund bears the expenses of registering its shares with the SEC and with applicable state regulatory authorities. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to the Underwriting Agreement or "interested persons" of any such party (as defined in the 1940 Act); or (ii) by the vote of a "majority of the outstanding voting securities" of a Fund (as defined in the 1940 Act). In the event that the Underwriting Agreement terminates, all obligations of the Distributor thereunder shall cease, including the Distributor's undertaking to purchase Class X Bonus Shares. For information regarding Class X Bonus Shares and the Distributor's undertaking, see the Company's Prospectus under "How to Buy Shares: Purchase of Class X Shares." The Distributor is not obligated to sell any specific amount of shares of any Fund.

         The following table shows, for the fiscal year ended October 31, 1999, information about the compensation received by the Distributor:

Net Underwriting Commissions

         (portion of initial sales charge retained by Distributor):             $0
Compensation on Redemptions:                                                    $4,065,671
Brokerage Commissions (compensation from Supplemental
         Distribution Plans as described below under "The Distribution
         Plans"):                                                               $217,537
Other Compensation (compensation from other Distribution Plans):                $16,712,122

         For the fiscal year ended October 31, 1999, aggregate underwriting commissions were $13,231,476 of which, as noted above $0, was retained by the Distributor. For the fiscal year ended October 31, 1998, aggregate underwriting commissions were $2,691,543, of which, $0 was retained by the Distributor. For the fiscal period ended October 31, 1997, aggregate underwriting commissions were $90,116, of which $0 was retained by the Distributor.

THE DISTRIBUTION PLANS:

         The Company has adopted separate Distribution and Service plans (commonly referred to as "12b-1 Plans") for Class A, B, C and X shares of each Fund (the "Class A Plan," "Class B Plan," "Class C Plan" and "Class X Plan," individually, and collectively, the "Class Plans") pursuant to appropriate resolutions of the Directors of the Company and in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges. The Class Plans permit the payment of certain fees from Fund assets to the Distributor, an affiliate of the Investment Manager, for its services and costs in distributing Fund shares and providing for services to shareholder accounts. In addition, the Company has adopted a Supplemental Distribution Plan and the Trust has adopted a Distribution Plan (the "Supplemental Plans," and together with the Class Plans, the "Plans") under Rule 12b-1 under the 1940 Act to permit the Distributor to receive brokerage commissions in connection with purchases and sales of securities held by the Funds and the Portfolios, and to use these commissions to promote the sale of shares of the Funds.

         Under the Plans, the Distributor may use the amounts received to pay various distribution-related expenses, such as advertising, printing of sales materials, training sales personnel, and compensating broker-dealers who sell shares of the Company and provide services to shareholder accounts. Such broker-dealer compensation may include initial sales concessions, ongoing sales and service fees, and additional marketing fees requested by selling broker-dealers, all as described below under "Dealer Compensation Information." The Distributor may receive compensation under the Plans regardless of whether it actually uses such compensation to pay distribution expenses. The Distributor has assigned its right to receive any distribution and service fees under the Class B Plan and the Class X Plan, as well as any contingent deferred sales charge for Class B and Class X shares, to an unaffiliated third party that finances the sale of Class B and Class X shares.

         The following table shows, for the twelve months ended September 30, 1999, the nature and amount of the expenditures made under the Plans:

         Advertising and sales literature:             $1,123,018
         Printing of prospectuses and reports
                  for other than current
                  shareholders                           $220,409
         Compensation to sales personnel
                  (including direct expenses
                  of sales personnel)                  $4,931,782
         Compensation to dealers

                  (Class A shares)                     $1,507,083
         Compensation to dealers
                  (Class B shares)                    $78,607,009
         Compensation to dealers
                  (Class C shares)                     $4,863,486
         Compensation to dealers
                  (Class X shares)                     $7,783,403
         Purchase of Class X bonus
                  shares                               $5,710,821
         Other dealer compensation                        $88,210
         Conferences and seminars for
                  dealer personnel                        $19,542


         The distribution expenses paid under the Plans will be intended to result in the sale of shares of the Company's various Funds. As a result, amounts incurred by a Fund or Portfolio under the Plans (including brokerage commissions paid by a Fund or Portfolio under the Supplemental Plans) may be used in a manner that promotes the sale of shares of other Funds or Portfolios. Certain Funds of the Company may not be available for additional investments or for purchase by new investors. Distribution expenses that are not attributable to a particular Fund or Portfolio will be allocated among the Funds and Portfolios on different bases (e.g., relative asset size and relative new sales of the Funds or Portfolios) depending on the nature of the expense and the manner in which the amount of such expense is determined. Distribution expenses that are attributable to a particular class of a Fund (e.g., sales concessions) will be allocated to that class.


         The Plans were adopted by a majority vote of the Directors of the Company and Trustees of the Trust, including at least a majority of Directors or Trustees, as applicable, who are not "interested persons" of the Funds or the Portfolios (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plans, cast in person at meetings called for the purpose of voting on the Plans. In approving the Plans, the Directors of the Company and the Trustees of the Trust identified and considered a number of potential benefits which the Plans may provide, including, but not limited to, improving the Distributor's ability to attract investments by enabling it to compensate broker-dealers selling shares of the Funds adequately and in the most effective manner, and that the resulting increases in assets should enable the Funds and Portfolios to achieve greater economies of scale and lower their per-share operating expenses. The Directors also considered the benefit of promoting shareholder access to the services of broker-dealer representatives who have knowledge of the shareholders' particular circumstances and goals. With respect to the Class X Plan, the Directors considered the possible increase in investor interest and consequent increase in portfolio assets resulting from the use of the fees payable under such plan, in part, to facilitate the Distributor's purchase of additional shares for Class X investors as a bonus. The Directors of the Company and the Trustees of the Trust believe that there is a reasonable likelihood that the Plans will benefit each Fund and Portfolio and its current and future shareholders in the manner contemplated.

         Each Plan, pursuant to its terms, remains in effect from year to year provided such continuance is approved annually by vote of the Directors or Trustees, as applicable, in the manner described above. All material amendments to the Plans must be approved by the Directors or Trustees, as applicable, in the manner described above. The Class Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each class of a Fund or Portfolio affected thereby entitled to vote thereon under the 1940 Act. The Supplemental Plans may not be amended to materially change the source of monies from which distribution expenses are paid without approval of the shareholders of each Fund or Portfolio affected thereby entitled to vote thereon under the 1940 Act. The Plans may be terminated at any time, without payment of a penalty, by vote of the majority of the Directors or Trustees, as applicable, who are not interested persons of the Fund or the Portfolio and have no direct or indirect financial interest in the operations of the Plans, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the class, Fund or Portfolio affected thereby entitled to vote thereon under the 1940 Act. A Plan will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

DEALER COMPENSATION INFORMATION

         In addition to the dealer compensation information described in the Company's Prospectus, the following may be applicable to the purchase of Fund shares.

         Class A Dealer Compensation. The concessions paid to dealers and brokers from the initial sales charge on the sale of Class A shares are as follows:

                                    High Yield Bond & Total Return Bond Funds:     All Other Funds (other than Money Market
                                                                                                    Fund):

                                                  Concession                                     Concession
                                                  (as % of                                       (as % of
Amount of Purchase:                               offering price)                                 offering price)
                                                  -------------                                   -------------
Less than $50,000                                     3.50%                                          5.00%
$50,000 up to $100,000                                3.00%                                          4.25%
$100,000 up to $250,000                               2.50%                                          3.25%
$250,000 up to $500,000                               1.75%                                          2.50%
$500,000 up to $1 million                             1.25%                                          2.00%

         In addition, the Distributor may allocate the entire amount of the initial sales charge for the sale of Class A shares to dealers for all sales occurring during a particular period.

         The Distributor uses distribution and service fees received under the Class A Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. Such compensation generally is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable to Class A shares held in accounts of the dealer or its customers. However, in the case of shares purchased at NAV with a CDSC, the Distributor will pay the dealer of record a sales commission in an amount equal to 0.50% of the amount invested, and the ongoing compensation will not begin until one year after purchase. NAV shares are not subject to the one-year exclusion in cases where the shareholder has made arrangements with the Company and the dealer of record waives the sales commission.

         Class B Dealer Compensation. The Distributor uses distribution and service fees received under the Class B Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. Such compensation is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable to Class B shares (and any shares purchased by the reinvestment of dividends or capital gains) held for over seven years.

         The Distributor normally pays a sales concession of 5.50% (and may pay up to 6.00%) of the purchase price of Class B shares to the dealer from its own resources at the time of the sale.

         Class X Dealer Compensation. The Distributor uses distribution and service fees received under the Class X Plan as reimbursement for its purchases of Bonus Shares, as well as to compensate qualified dealers, brokers, banks and other financial institutions for services provided in connection with the sale of Class X shares and the maintenance of shareholder accounts. Such latter compensation is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable to Class X shares (and any shares purchased by the reinvestment of dividends or capital gains as such shares) held for over seven years.

         The Distributor normally pays a sales concession of 3.00% (and may pay up to 3.50%) of the purchase price of Class X shares to the dealer from its own resources at the time of the sale.

         Class C Dealer Compensation. The Distributor uses distribution and service fees received under the Class C Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. The Distributor currently pays a 1.00% fee to dealers in advance upon sale of Class C shares and retains the fee paid by the Fund in the first year. After the shares have been held for a year, the Distributor pays the fee to dealers on a quarterly basis. The Class C CDSC is waived, and the one-year exclusion on ongoing compensation does not apply, in cases where the shareholder has made arrangements with the Company and the dealer of record waives the 1.00% fee upon sale.


         Additional Dealer Compensation. In addition to the amounts paid to dealers as concessions that are discussed above with respect to each class of the Company's shares, the Distributor may enter into special compensation arrangements with dealers that have sold or are expected to sell large amounts of shares. As of January 13, 2000, the Distributor had entered into nineteen such arrangements, one of which called for compensation based on a specified percentage of the value of shares held by the Dealer's customers, thirteen of which called for compensation based on a specified percentage of the value of shares sold by the Dealer, and five of which called for compensation based on a combination of assets and sales. None of these payments will change the price an investor pays for shares.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value ("NAV") per share of each Fund is determined in the manner described in the Company's Prospectus. Each Fund will determine the NAV of its shares on each day that the New York Stock Exchange (the "NYSE") is open for business. The Directors of the Company and the Trustees of the Trust have each established procedures for valuing the assets of the Funds and Portfolios, respectively. In general, these valuations are based on market quotations. However, in certain circumstances where market quotations are not readily available, assets are valued by methods specified in the procedures that are believed to accurately reflect the assets' fair value.

         Securities held by each Non-Feeder Fund and Portfolio, other than the ASMT JPM Money Market Portfolio (the "Money Market Portfolio"), that are valued based on market quotations will be valued as follows: portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market (including the NASDAQ National Market System) on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were not transactions on that day, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Portfolio securities which are traded both "over-the-counter" and on an exchange are valued according to their primary market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of a Fund or Portfolio generally are determined as of such earlier times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which such values usually are determined and the close of the NYSE. If such extraordinary events occur, their effects may not be reflected in the net asset value of a Fund or Portfolio calculated as of the close of the NYSE on that day.

         The NAV per share of the Money Market Portfolio is determined by using the amortized cost method of valuing portfolio instruments. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the NAV is affected by unrealized appreciation or depreciation of the Portfolio's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the Portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. In addition, short-term obligations with remaining maturities of less than 60 days that are held by any Fund or Portfolio are valued at amortized cost.

         The amortized method of valuation is intended to permit the Money Market Portfolio to maintain a constant NAV per share of $1.00. No assurances can be given that this can be attained. The Directors of the Company and the Trustees of the Trust, where applicable, periodically review the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the Directors of the Company and the Trustees of the Trust, where applicable, will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair value, and (considered highly unlikely by management of the Company and the Trust) redemption of shares in kind (i.e., with portfolio securities).

         A Fund's maximum offering price per Class A share, other than for the ASAF JPM Money Market Fund, is determined by adding the maximum sales charge to the NAV per share. Class A shares of the ASAF JPM Money Market fund, Class B, C and X shares are offered at NAV without the imposition of an initial sales charge.

                          ADDITIONAL INFORMATION ON THE
                        PURCHASE AND REDEMPTION OF SHARES

REDUCTION OR WAIVER OF SALES CHARGES AND CDSC ON CLASS A SHARES:

         The Company's Prospectus under "How to Buy Shares" describes certain reductions and/or waivers of sales charges and CDSC that apply to the purchase of Class A Shares. The following provides more specific information on such reductions or waivers as well as certain additional waivers.

         Waiver of All Class A Sales Charges. No sales charge is imposed on sales of Class A shares for the following investors: (1) the Investment Manager, its parent company, any affiliate or subsidiary of the parent company; (2) present or former officers, directors, trustees and employees (and their parents, spouses and dependent children) of the Company, the Investment Manager (including its parent company or any affiliate or subsidiary of the parent company) or the Sub-advisors, and any retirement plans established by such entities for their employees; (3) accounts with respect to which any person described in (2) above acts as a custodian on behalf of a minor (including Uniform Gift to Minors Act and Uniform Transfer to Minors Act accounts); (4) present partners and employees (and their parents, spouses and dependent children) of the Transfer Agent and the Company's or the Trust's legal counsel and administrator; (5) dealers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; (6) employees and registered representatives (and their parents, spouses and dependent children) of dealers or financial institutions that have entered into sales arrangements with such dealers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's parents, spouse, parents of spouse, or minor children); (7) employees (and their parents, spouses and dependent children) of firms providing the Company, the Trust or their affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer-support, marketing, office or other services; (8) any Sub-advisor of the Company or the Trust; and (9) shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party.

         Waiver of Class A CDSC. The Class A CDSC is waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions under a Systematic Withdrawal Plan as described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) distributions or loans to participants of qualified retirement plans and other employee benefit plans; (5) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or 403(b)(7) plan equal to the percentage of your plan assets held in Class A shares of the Company; (6) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in class A shares of the Company; (7) the return of excess contributions made to your IRA, SIMPLE IRA, 403(b)(7) plan or 401(k) plan; and (8) where the shareholder has made arrangements with the Company and the dealer of record waives its initial sales commission.

         Combined Purchases. Initial sales charge reductions are available by combining into a single transaction the purchase of Class A shares with the purchase of any other class of shares. Qualifying purchases include: (1) individual purchases by a trustee (or other fiduciary) if the investment is for a single trust estate or single fiduciary account, including an employee benefit plan other than those described above; and (2) purchases by qualified employee benefit plans, other than those described above, of a single employer, or of affiliated employers as defined in the 1940 Act. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

         Rights of Accumulation: Each Fund offers to all qualifying investors certain "rights of accumulation" under which investors are permitted to purchase Class A shares of any Fund at the price applicable to the total of (a) the then current purchase amount plus (b) an amount equal to the then current NAV of the purchaser's holdings of all shares of any Fund of the Company. Acceptance of the purchase order is subject to confirmation of qualification. A qualifying investor's rights of accumulation may be amended or terminated at any time as to subsequent purchases.

         Letter of Intent: Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). In computing the total amount purchased for purposes of determining the applicable sales commission, the offering price of shares currently held in the Funds which were purchased within 90 days from the date of acceptance of the LOI may be used as a credit toward Fund shares to be purchased under the LOI. Class A, B, C and X shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. During the term of an LOI, Boston Financial Data Services, Inc., the Company's transfer agent (the "Transfer Agent"), will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the amount indicated on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If the specified amount of the LOI is not purchased, the shareholder shall remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not (within twenty days after a written request by the Transfer Agent) pay such difference in sales charge, the Transfer Agent will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your registered representative.

SPECIAL REDEMPTIONS:

         Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors of the Company. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash from any one account during any 90-day period up to the lesser of $250,000 or 1% of the NAV of the applicable Fund or Portfolio at the beginning of such period.

SUSPENSION OF REDEMPTIONS:

         A Fund may not suspend a shareholder's right of redemption or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange ("NYSE") is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund or Portfolio of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

         For further information regarding the purchase and redemption of Fund shares, see "How to Buy Shares" and "How to Redeem Shares," respectively, in the Company's Prospectus.

                             PORTFOLIO TRANSACTIONS

BROKERAGE ALLOCATION:

         Subject to the supervision of the Directors of the Company and the Trustees of the Trust, where applicable, decisions to buy and sell securities for the Company and the Trust are made for each Non-Feeder Fund and Portfolio by its respective Sub-advisor. Each Sub-advisor is authorized to allocate the orders placed by it on behalf of the applicable Fund or Portfolio to brokers who also provide research or statistical material or other services to the Sub-advisor or the Fund or Portfolio for the use of the applicable Fund or Portfolio and other accounts as to which the Sub-advisor exercises investment discretion. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine. The Sub-advisor will report on allocations of brokerage either to the Investment Manager, which will report on such allocations to the Directors of the Company or the Trustees of the Trust, where applicable, or, if requested, directly to the Directors or Trustees. These reports will indicate the brokers to whom such allocations have been made and the basis therefor. The Sub-advisor may consider sale of shares of the Funds, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of brokers to effect portfolio transactions for a Fund or Portfolio, subject to the requirements of best net price available and most favorable execution. In this regard, the Investment Manager may direct certain of the Sub-advisors to try to effect a portion of their Fund or Portfolio's investment transactions through broker-dealers that sell shares of the Fund (or corresponding Fund, in the case of the Portfolios), to the extent consistent with best net price available and most favorable execution.

         Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-advisor also may allocate orders to brokers or dealers affiliated with the Sub-advisor or the Investment Manager. Such allocation shall be in amounts and proportions as the Sub-advisor shall determine. The Sub-advisor will report on these allocations of brokerage either to the Investment Manager, which will report on such allocations to the Directors of the Company or the Trustees of the Trust, where applicable, or, if requested, directly to the Directors or Trustees.

         In selecting a broker to effect each particular transaction, each Sub-advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors of the Company and the Trustees of the Trust may determine, a Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund or Portfolio to pay a broker that provides research services to the Sub-advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-advisor's ongoing responsibilities with respect to the Fund or Portfolio and other accounts as to which the Sub-advisor exercises investment discretion. Accordingly, the amount of the brokerage commission in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the services offered. For the period from commencement of operations until October 31, 1997, aggregate brokerage commissions of $3,500 and $17,817 were paid in relation to brokerage transactions of the Company and the Trust, respectively. For the fiscal year ended October 31, 1998, aggregate brokerage commissions of $320,297 and $177,016 were paid in relation to brokerage transactions of the Company and the Trust, respectively. For the fiscal year ended October 31, 1999, aggregate brokerage commissions of $2,169,322 and $853,911 were paid in relation to brokerage transaction of the Company and the Trust, respectively. The increase in commissions paid is primarily the result of the increase in the Company's and Trust's net assets.


         During the period ended October 31, 1997 and the fiscal years ended October 31, 1998 and October 31, 1999, brokerage commissions were paid by the ASMT American Century International Growth Portfolio to certain affiliates of Rowe Price-Fleming International, Inc., the former Sub-advisor of the Portfolio, in the amount of $54, $821 and $1,924, respectively. For the year ended October 31, 1999, 3.5% of the total brokerage commissions paid by this Portfolio were paid to the affiliated brokers, with respect to transactions representing 3.7% of the Portfolio's total dollar amount of transactions involving the payment of commissions. During the fiscal year ended October 31, 1998, brokerage commissions were paid to NationsBanc Montgomery Securities LLC, an affiliate of the former Sub-advisor to the ASAF Alliance Growth Fund, by this Fund in the amount of $3,542. During the fiscal years ended October 31, 1998 and October 31, 1999, brokerage commissions were paid to J.P. Morgan Securities, Inc., an affiliate of American Century Investment Management, Inc., by the ASAF American Century Strategic Balanced Fund in the amount of $735 and $150, respectively. For the year ended October 31, 1999, .21% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing .13% of the Fund's total dollar amount of transactions involving the payment of commissions. During the fiscal years ended October 31, 1998 and October 31, 1999, brokerage commissions were paid to Neuberger Berman, LLC, an affiliate of Neuberger Berman Management Inc., by the ASAF Neuberger Berman Mid-Cap Growth Fund in the amount of $1,812 and $10,650, respectively. For the year ended October 31, 1999, 16.8% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing 17.5% of the Fund's total dollar amount of transactions involving the payment of commissions. During the fiscal years ended October 31, 1998 and October 31, 1999, brokerage commissions were paid to Neuberger Berman, LLC by the ASAF Neuberger Berman Mid-Cap Value Fund in the amount of $688 and $28,311, respectively. For the year ended October 31, 1999, 22.7% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing 23.9% of the Fund's total dollar amount of transactions involving the payment of commissions. For the fiscal year ended October 31, 1999, brokerage commissions were paid to NationsBanc Montgomery Services, LLC, an affiliate of Marsico Capital Management, LLC, by the ASAF Marsico Capital Growth Fund in the amount of $28,029. For that period, 4.4% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing 5.1% of the Fund's total dollar amount of transactions involving the payment of commissions.

         In addition, as described above under "The Distribution Plans," certain Funds and Portfolios directed brokerage transactions to a broker-dealer acting as the clearing firm for the Company's Distributor, which acted as introducing broker in connection with the transactions. The table below reflects the commission amounts directed to such clearing firm for each such Fund or Portfolio, the percentage of the Fund or Portfolio's total commissions this represents, and the percentage of the Fund or Portfolio's total transaction value involving the payment of commissions that was directed in this manner.


------------------------------------------------------- ------------------ ------------------------ -------------------------
Fund Name                                                     Commissions          % of Total Fund  % of Dollar Amount of
                                                                                       Commissions  Fund Transactions

------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------

ASAF Janus Overseas Growth Fund                                   499,227                     4.2%                      7.3%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASMT American Century International Growth Portfolio              $54,705                     5.7%                      6.7%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASAF Janus Small-Cap Growth Fund                                  102,880                     6.5%                      4.5%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASAF Neuberger Berman Mid-Cap Growth Fund                          63,201                     9.3%                     12.3%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASAF Neuberger Berman Mid-Cap Value Fund                          124,948                    16.7%                     18.4%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASAF Marsico Capital Growth Fund                                  640,612                     3.2%                      2.8%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASMT Janus Capital Growth Portfolio                               580,029                    11.5%                     11.8%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASAF Alliance Growth and Income Fund                              209,798                    12.5%                     13.3%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASAF INVESCO Equity Income Fund                                   214,833                    21.6%                     25.9%
------------------------------------------------------- ------------------ ------------------------ -------------------------


ALLOCATION OF INVESTMENTS:

         The Sub-advisors of the Non-Feeder Funds and Portfolios have other advisory clients, some of which have similar investment objectives to one or more of the Funds or Portfolios for which advisory services are being provided. In addition, a Sub-advisor may be engaged to provide advisory services for more than one Fund or Portfolio. There will be times when a Sub-advisor may recommend purchases and/or sales of the same securities for a Fund or Portfolio and the Sub-advisor's other clients. In such circumstances, it will be the policy of each Sub-advisor to allocate purchases and sales among a Fund or Portfolio and its other clients, including other Funds or Portfolios for which the Sub-advisor provides advisory services, in a manner which the Sub-advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding period and other pertinent factors relative to each account.

PORTFOLIO TURNOVER:

         Each Non-Feeder Fund and Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that such a disposition is in the Fund's or Portfolio's best interest. Portfolio turnover rates may increase as a result of the need for a Fund or Portfolio to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment Manager's control. A high rate of portfolio turnover (generally in excess of 100%)
involves correspondingly higher brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. High portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund's shareholders.

         The  turnover   rates  for  the  ASAF  Founders   International   Small
Capitalization Fund for the year ended October 31, 1998 and the year ended October 31, 1999 were 49% and 268%, respectively. The increase in portfolio turnover resulted primarily from a change in the portfolio manager responsible for the management of the Fund, who is expected to engage in more frequent trading for the Fund than the prior portfolio manager. The turnover rates for the ASAF Neuberger Berman Mid-Cap Value Fund for the period ended October 31, 1998 and the year ended October 31, 1999 were 3% and 126%, respectively. The Fund commenced operations on August 19, 1998, and the turnover rate for the period ended October 31, 1998 reflects the short length of the period and the fact that the Fund's Sub-advisor primarily was acquiring, rather than trading, portfolio securities during the period. The turnover rates for the ASAF Oppenheimer Large-Cap Growth Fund for the period ended October 31, 1998 and the year ended October 31, 1999 were 207% and 320%, respectively. OppenheimerFunds, Inc. became the Fund's Sub-advisor on December 31, 1998 and there was a change in the portfolio manager responsible for the management of the Fund during 1999. Trading precipitated by these changes resulted in the unusually high portfolio turnover for the year ended October 31, 1999. The turnover rates for the ASMT PIMCO Total Return Bond Fund for the year ended October 31, 1998 and the year ended October 31, 1999 were 418% and 145%, respectively. The substantial reduction in the portfolio turnover rate was caused in large part by the Fund's decreased use of certain derivative instruments.

         A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period. For additional information regarding portfolio turnover, see the Company's Prospectus under "Portfolio Turnover" and "Financial Highlights."

                          ADDITIONAL TAX CONSIDERATIONS

         Federal Income Tax Consequences. Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements (the "Distribution Requirement"). For additional information regarding the Funds' treatment as regulated investment companies under the Code, and certain consequences if such treatment is not accorded any Fund, see the Company's Prospectus under "Dividends, Capital Gains and Taxes."

         Each Fund will be subject to a 4% non-deductible federal excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to avoid liability for such tax by satisfying such distribution requirements.

         Each of the Feeder Funds will invest all of its investable assets in a corresponding Portfolio of the Trust. Each such Fund will be deemed to own a proportionate share of its corresponding Portfolio's assets and income for the purpose of determining whether the Fund qualifies as a regulated investment company. Accordingly, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy applicable tax requirements.

         If a Fund or Portfolio acquires stock in certain non-U.S. corporations ("passive foreign investment companies" or "PFICs") that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gains) or at least 50% of whose average assets produce or are held for the production of such passive income, that Fund (or, in the case of a Portfolio, its corresponding Fund indirectly through its interest in the Portfolio) could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders. A certain election (treating the PFIC as a "qualified electing fund") filed with the Fund's federal income tax return may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize ordinary taxable income and net capital gain of the PFIC without the corresponding receipt of cash which may need to be distributed by the Fund to satisfy the Distribution Requirement.

         Pursuant to proposed regulations, open-end regulated investment companies such as the Funds would be entitled to avoid the tax consequences described in the previous paragraph by electing to mark-to-market their stock in certain PFICs. Marking to market in this context means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each PFIC's stock over the owner's adjusted basis in that stock (including mark to market gains of a prior year for which an election was in effect).

         Gains and losses realized by a Fund (directly, or through its interest in a Portfolio) in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies themselves, or payables or receivables denominated in a foreign currency are generally treated as ordinary income and loss.

         Some Funds, or, in certain cases, the Portfolio in which a Fund may invest its assets, may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. A Fund, more than 50% of the value of whose total assets at the close of a taxable year (held directly or indirectly through a corresponding Portfolio) consists of stock or securities in foreign corporations, may elect to "pass-through" these foreign taxes to its shareholders, in which case each shareholder will be required to include its pro rata portion thereof in its gross income but, if it itemizes deductions, will be able to deduct or (subject to various limitations) will be able to claim a credit for its portion of such taxes, in computing its federal income tax liability.

         Each Fund or Portfolio that invests in zero coupon securities or in other securities with original issue discount (or securities with market discount, if the Fund or Portfolio elects to include market discount in income currently) must accrue such discount income currently even if no corresponding payment is received. However, because income subject to a Fund's Distribution Requirement includes such accrued discount, to satisfy that requirement, a Fund may have to dispose of its (or, as the case may be, its corresponding Portfolio's) securities under disadvantageous circumstances, or borrow, to generate the needed cash.

         Forward currency contracts, options and futures contracts entered into by a Fund or Portfolio may create "straddles" for federal income tax purposes with other such contracts or with securities positions, and this may affect the character and timing of gains or losses realized by the Fund (or, in the case of a Portfolio, by its corresponding Fund) on such contracts, options or securities. Certain straddles treated as short sales for tax purposes may also result in the loss of the holding period of securities included in the straddles for purposes of the 30% of gross income test described above, and therefore, a Fund's or Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited.

         Certain options, futures and foreign currency contracts held by a Fund or Portfolio at the end of each taxable year will be required to be "marked-to-market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund or Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         If a Fund or Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund (or, in the case of a Portfolio, its corresponding Fund) satisfies the 30% gross income test above. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund or Portfolio will consider whether it should seek to satisfy those requirements to enable the Fund (or, in the case of a Portfolio, its corresponding Fund) to qualify for this treatment for hedging transactions.

         To maintain a constant $1.00 per share NAV, the Directors of the ASAF JPM Money Market Fund (the "Money Market Fund") may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses. The adjustment may result in a shareholder having more dividend income than net income in his account for a period. When the number of outstanding shares of the Money Market Fund is reduced, the shareholder's basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. This difference may be realized as a capital loss when the shares are liquidated.

         Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Company's Prospectus whether taken in shares or in cash. These distributions will be treated as dividends, but will qualify for the 70% dividends-received deduction for the Fund's corporate shareholders only to the extent designated in a notice to the Fund's shareholders as being attributable to dividends received by the Fund. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

         At the time of an investor's purchase of shares of a Fund (other than the Money Market Fund), a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the NAV of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of a Fund, other than the Money Market Fund (including an exchange for other Fund shares), a shareholder may realize a taxable gain or loss. Such gain or loss will be capital if the shares are capital assets in the shareholder's hands and will be long-term or short-term capital gain or loss, depending upon the shareholder's holding period for the shares. A sales charge paid in purchasing shares of a Fund ("load charge") cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the same or another Fund are subsequently acquired without payment of a load charge pursuant to a reinvestment or exchange privilege. Such disregarded load charge will result in an increase in the shareholder's tax basis in the Fund shares subsequently acquired. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after such disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If Fund shares are redeemed or exchanged at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gains distributions received on those shares.

         Each shareholder will be required to furnish its social security or taxpayer identification number and certify that such number is correct and that the shareholder is not subject to back-up withholding for failure to report income to the IRS. Failure to comply with applicable IRS regulations, including the certification procedures described above, may result in the Fund being required to collect back-up withholding at a 31% rate on taxable distributions and redemptions to the shareholder.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) generally. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions.

         A foreign shareholder (i.e., a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership) not engaged in a U.S. trade or business with which its investment in a Fund is effectively connected will be subject to federal income tax treatment that is different from that described above. These investors may be subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to backup withholding at the rate of 31% on certain other payments from the Fund. Distributions treated as long term capital gains to foreign shareholders will not be subject to federal income tax unless the distributions are effectively connected with the shareholder's U.S. trade or business or, in the case of a non-resident alien individual, the shareholder is present in the U.S. for more than 182 days during the taxable year and certain other conditions are met. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

         State and Local Tax Consequences. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's (or, in the case of a Feeder Fund, its corresponding Portfolio's) portfolio securities. Shareholders should consult their own tax advisers with respect to any state or local taxes.

                         CAPITAL STOCK OF THE COMPANY &
                        PRINCIPAL HOLDERS OF SECURITIES


         Capital Stock. The authorized capital stock of the Company consists of the following shares (par value $.001 per share): ASAF Founders International Small Capitalization Fund (220 million); ASAF T. Rowe Price International Equity Fund (220 million); ASAF AIM International Equity Fund (220 million); ASAF Janus Overseas Growth Fund (100 million); ASAF Janus Small-Cap Growth Fund (100 million); ASAF Kemper Small-Cap Growth Fund (220 million); ASAF T. Rowe Price Small Company Value Fund (220 million); ASAF Neuberger Berman Mid-Cap Growth Fund (220 million); ASAF Neuberger Berman Mid-Cap Value Fund (220 million); ASAF Oppenheimer Large-Cap Growth Fund (220 million); ASAF Marsico Capital Growth Fund (220 million); ASAF Janus Capital Growth Fund (280 million); ASAF Bankers Trust Managed Index 500 Fund (220 million); ASAF Lord Abbett Growth and Income Fund (220 million); ASAF MFS Growth with Income Fund (220 million); ASAF INVESCO Equity Income Fund (220 million); ASAF American Century Strategic Balanced Fund (220 million); ASAF Federated High Yield Bond Fund (220 million); ASAF Total Return Bond Fund (220 million); and ASAF JPM Money Market Fund (1.5 billion).


         Description of Shares. The Company currently has nineteen separate series of shares, each of which is divided into Class A, B, C and X shares. The Directors of the Company are authorized to establish, from time to time and without shareholder approval, additional series or classes of shares. The assets of each series of shares belong only to that series, and the liabilities of each series are borne solely by that series and no other. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. Each class of shares, however, bears different sales charges, distribution fees and related expenses, and has exclusive voting rights with respect to its respective 12b-1 Distribution and Service Plan. All shares issued are fully paid, non-assessable and freely transferable, and have no preference, preemptive or similar rights.

         Shareholder Voting and Meetings. The shares of the Funds are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of directors. Each shareholder is entitled to one vote for each share (and to the appropriate fractional vote for each fractional share) of the Funds held upon all matters submitted to the shareholders generally. Shareholders of all Funds and classes will vote together as a single class, except when otherwise required by applicable law or as determined by the Directors of the Company; and provided that shareholders of a particular Fund or class shall not be entitled to vote on any matter which does not affect any interest of that Fund or class, except as otherwise required by applicable law. The Directors of the Company do not intend to hold annual meetings of shareholders of the Funds, and will call special meetings of shareholders of a Fund only if required under the 1940 Act and other applicable law, in their discretion or upon written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote. Although Directors are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Directors. If required by applicable law, a meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of not less than 10% of the Company's outstanding shares.


         The following table lists persons owning more than 5% of any class of the Fund's outstanding shares as of February 28, 2000.

                          American Skandia Advisor Funds, Inc., - Report of 5% or Greater Owners

                             As of February 28, 2000

----------------------------------------- -------------------------------- ----------------------------------- --------------
          Fund and Share Class                      Owner Name                          Address                   Percent
                                                                                                                 Ownership

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

ASAF Founders International Small         N/A                              N/A                                           N/A
Capitalization Fund Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF AIM International Equity Fund        Caryl L. Atkinson TTEE           547 Devils Lane                            17.60%
Class A                                   John L. and Caryl L. Atkinson    Walworth, WI 53184
                                          Family TR UA DTD 4/18/95

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          Gerald R. & Elizabeth P.         RR 1 Box 44A                               11.29%
                                          Lochwood Ttees                   Kingsley, PA 18826
                                          Gerald R. Lockwood Rev Tr UA D
                                          11/24/99

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          Elizabeth P. and Gerald R.       RR 1 Box 44A                               11.29%
                                          Lockwood Ttees                   Kingsley, PA 18826
                                          Elizabeth P. Lockwood Rev Tr
                                          UA D 11/24/99
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          NFSC FEBO #0LC-054410            60 Sleepy Hollow Lane                       8.83%
                                          NFSC/FMTC IRA FBO Conchita Tan   Orchard Park, NY
                                          Blonski

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          Donaldson Lufkin Jenrette        P.O. Box 2052                               6.15%
                                          Securities Corporation           Jersey City, NJ 07303

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          State Street Bank & Trust Co.    6621 Eagle Creek Drive                      5.53%
                                          Cust for the Rollover IRA of     Liberty Township, OH 45011
                                          Barry J. Churbock
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF AIM International Equity Fund        N/A                              N/A                                           N/A
Class B

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF AIM International Equity Fund        Donaldson Lufkin Jenrette        P.O. Box 2052                              21.68%
Class C                                   Securities Corporation           Jersey City, NJ 07303

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          USB Piper Jaffray AS Cust        222 South 9th Street                        9.65%
                                          FBO Patricia Wolover             Minneapolis, MN 55402
                                          Ben/IRA 370 776005

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          James M. Jackson & Patricia A.   11012 Canyon Road E.                        9.08%
                                          Jackson JTWROS                   Puyallup, WA 98373
                                          PMB 880
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF AIM International Equity Fund        State Street Bank & Trust Co     86 N. Hillside Avenue                      18.42%
Class X                                   Cust for the Rollover IRA of     Chatham, NJ 07928
                                          Daniel A. Orefice

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          State Street Bank & Trust Co.    36 Ceder Ter N                              8.16%
                                          Cust for the IRA FBO Donna       Glenwood, NJ 07418
                                          Krott

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          State Street Bank & Trust Co.    19993 Eagle Pointe Drive                    7.29%
                                          Cust for the 403B of             Bloomfield Hills, MI 48304
                                          Diane M. Shane

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          State Street Bank & Trust Co.    14E Shore Drive Kampee Lake                 6.83%
                                          Cust for the Rollover IRA of     Bloomingdale, NJ 07403
                                          Carla Dewitt

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF T. Rowe Price International Equity   Wells Fargo TTEE                 P.O. Box 9800 MAC #2141-028 MTL FD         11.41%
Fund Class A                              American Skandia #5000149000     Calabasas, CA 91372

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF T. Rowe Price International Equity   N/A                              N/A                                           N/A
Fund Class B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Janus Overseas Growth Fund           N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Janus Small-Cap Growth Fund          N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF T. Rowe Price Small Co. Value Fund
Class A and B                             N/A                              N/A                                           N/A
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF T. Rowe Price Small Co. Value Fund   Fiserv Securities, Inc.          One Commerce Square                         5.48%
Class C                                   Attn: Mutual Funds Department    2005 Market Street, Ste 1200
                                          FAO 18317750                     Philadelphia, PA 19103

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF T. Rowe Price Small Co. Value Fund
Class X                                   N/A                              N/A                                           N/A
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Neuberger Berman Mid-Cap Growth      N/A                              N/A                                           N/A
Fund Class A, B and C

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Neuberger Berman Mid-Cap Growth      Robert R. Brink & Diana M.       500 Earl Road                               5.08%
Fund Class X                              Ganster & Charles R. Brink       Shorewood, IL 60431
                                          TTEES

                                          RR Brink Locking Systems Inc

                                          PSP

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Neuberger Berman Mid-Cap Value       N/A                              N/A                                           N/A
Fund Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Alliance Growth Fund Class A, B, C   N/A                              N/A                                           N/A
and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Marsico Capital Growth Fund          Citicorp USA Inc. as             1 Sansome Street #24                        5.11%
Class A                                   collateral pledgee of Wilshire   San Francisco, CA 94104
                                          Associates

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Marsico Capital Growth Fund          N/A                              N/A                                           N/A
Class B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Janus Capital Growth Fund            N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Managed Index 500 Fund Class A       Cynthia J Crowley Ttee           35 Kennedy Lane                            22.97%
                                          Cynthia Crowley Rev Trust U/A    New Boston, NH 03070
                                          DTD 12-11-96

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Managed Index 500 Fund Class B and   N/A                              N/A                                           N/A
C

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Bankers Trust Managed Index 500      State Street Bank & Trust Co.    2230 S. Wedgewood Drive                    10.67%
Fund Class X                              Cust for the IRA of Odeen        Saint George, UT 84770
                                          Manning

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          State Street Bank & Trust Co.    415 Yankee Trace Drive                      9.29%
                                          Cust for the IRA of FBO Arthur   Centerville, OH 45458
                                          R. Molineaux

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          State Street Bank & Trust Co.    2230 S. Wedgewood Drive                     5.30%
                                          Cust for the IRA of Louis Mae    Saint George, UT 84770
                                          Manning

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Lord Abbett Growth and Income Fund   N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF MFS Growth with Income Fund Class A  Marquette Trust Company Cust     1227 West Magnolia Ave, Ste 550             6.70%
                                          Medical Advocacy Services for    Fort Worth, TX 76014
                                          Healthcare Inc. 401k plan

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF MFS Growth with Income Fund Class B  N/A                              N/A                                           N/A

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF MFS Growth with Income Fund Class C  B. Terry & Kathleen Skinner      7390 Seifert Road                          11.70%
                                          Ttees B. Terry Skinner CRT       Rome, NY 13440
                                          Trust
                                          UA DTD 2/14/92
                                          FBO Colgate University

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF MFS Growth with Income Fund Class X  State Street Bank & Trust Co.    86 N. Hillside Avenue                       8.69%
                                          Cust for the Rollover IRA of     Chatham, NJ 07928
                                          Daniel Orefice

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          State Street Bank & Trust Co.    770 Main Street                             5.20%
                                          Cust for the Rollover IRA of     Hellertown, PA 18055
                                          Nancy F. Eckert

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF INVESCO Equity Income Fund           N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF American Century Strategic           N/A                              N/A                                           N/A
Balanced Fund Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Federated High Yield Bond Fund       N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Total Return Bond Fund               N/A                              N/A                                           N/A
Class A and B
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Total Return Bond Fund               Donaldson Lufkin Jenrette        P.O. Box 2052                              10.88%
Class C                                   Securities Corporation Inc.      Jersey City, NJ 07303
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Total Return Bond Fund               N/A                              N/A                                           N/A
Class X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF JPM Money Market Fund                Melon Bank (DE) NA Ttee          135 Santilli Hwy                           15.36%
Class A                                   Wilshire Large Cap Fund UA DTD   Everett, MA 02149
                                          3/18/98

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF JPM Money Market Fund                N/A                              N/A                                           N/A
Class B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------

                                OTHER INFORMATION

REPORTS TO SHAREHOLDERS:

         Shareholders of each Fund are provided unaudited semi-annual financial statements, as well as year-end financial statements audited by the Company's independent public accountants. Each Fund's financial statements show the investments owned by the Fund or its corresponding Portfolio, where applicable, and the market values thereof. Additionally, each Fund's financial statements provide other information about the Fund and its operations, including in the case of the Feeder Funds, the Fund's beneficial interest in its corresponding Portfolio.

DOMESTIC AND FOREIGN CUSTODIANS:


     PFPC Trust Company, located at Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, serves as custodian for all domestic cash and securities holdings of the Funds and Portfolios investing primarily in domestic securities. The Chase Manhattan Bank, located at One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for all cash and securities holdings of the ASAF Founders International Small Capitalization Fund, the ASAF American Century International Growth Fund (and corresponding Portfolio), the ASAF AIM International Equity Fund, and the ASAF Janus Overseas Growth Fund, and co-custodian for all foreign securities holdings of the Funds and Portfolios which invest primarily in domestic securities.


TRANSFER AGENT:

         Boston  Financial  Data  Services,   Inc.  (the  "Transfer  Agent,"  as
previously defined), located at Two Heritage Drive, Quincy, Massachusetts 02171, serves as the transfer agent and dividend paying agent for the Company.

INDEPENDENT ACCOUNTANTS:

         PricewaterhouseCoopers LLP, located at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, has been selected as the independent certified public accountants of the Company, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

Legal Counsel:

         Stradley Ronon Stevens & Young, LLP, located at 2600 Commerce Square, Philadelphia, PA 19103-7098, serves as counsel to the Company.

REGISTRATION STATEMENT:

         This SAI and the Company's Prospectus do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds and Portfolios.

                              FINANCIAL STATEMENTS

         Audited financial  statements of each Fund for the period ended October
31,   1999,    together   with   the   notes   thereto   and   the   report   of
PricewaterhouseCoopers LLP, are attached to this SAI.

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                                OCTOBER 31, 1999

             ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND
                        ASAF JANUS SMALL-CAP GROWTH FUND
                  ASAF T. ROWE PRICE SMALL COMPANY VALUE FUND
                 ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
                      ASAF FEDERATED HIGH YIELD BOND FUND
                     ASAF OPPENHEIMER LARGE-CAP GROWTH FUND
                    ASAF LORD ABBETT GROWTH AND INCOME FUND
                        ASAF JANUS OVERSEAS GROWTH FUND
                        ASAF MARSICO CAPITAL GROWTH FUND
                   ASAF NEUBERGER BERMAN MID-CAP GROWTH FUND
                    ASAF NEUBERGER BERMAN MID-CAP VALUE FUND

ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
FOREIGN STOCK -- 88.0%
  AUSTRALIA -- 5.7%
    Challenger
      International           58,825    $   153,693
    Chip Application*         49,900         47,380
    Davnet Ltd.*             255,850        117,388
    LibertyOne Ltd.*          62,625         77,420
    Multiemedia.Com Ltd.*    265,875         67,771
    Novogen Ltd.*             37,475         80,000
    PowerLan Ltd.144A         21,375         49,989
    Sausage Software Ltd.*    20,925         36,669
    Solution 6 Holdings
      Ltd.*                   10,900         47,788
    Solutions Ltd.*           74,075        109,041
    Sonic Healthcare Ltd.     11,575         44,994
    Westel Group Ltd.*       447,850         97,032
    Wine Planet Holdings
      Ltd.*                  279,725         41,889
                                        -----------
                                            971,054
                                        -----------
  BELGIUM -- 0.3%
    Creyf's SA*                1,975         49,508
                                        -----------
  CANADA -- 1.5%
    Agnico Eagle Mines Ltd.    6,075         48,942
    Eldorado Gold Corp.*      30,725         20,889
    Genesis Microchip,
      Inc.*                    2,650         43,394
    Goldcorp, Inc.*            7,475         48,278
    Meridian Gold, Inc.*       6,450         46,701
    Xenos Group, Inc.*144A     7,450         53,941
                                        -----------
                                            262,145
                                        -----------
  DENMARK -- 1.7%
    Damgaard AS*               2,275        120,635
    Vestas Wind Systems AS
      144A*                    1,275        166,767
                                        -----------
                                            287,402
                                        -----------
  EGYPT -- 0.4%
    Commercial
      International Bank
      [GDR]*144A               6,250         74,636
                                        -----------
  FINLAND -- 1.9%
    JOT Automation Group
      Oyj                     48,750        251,069
    Perlos Oyj*                3,550         58,207
    PMJ automec Oyj            1,350          8,386
                                        -----------
                                            317,662
                                        -----------
  FRANCE -- 5.8%
    ALTEN                        875         95,554
    Cegid*                       375         70,355
    Colas SA*                    675        139,551
    Consodata SA*              7,075        133,851
    FI System                    875         87,368
    Genesys*                   1,175         22,983
    Infogrames
      Entertainment SA*          850         78,708
    IPSOS*                     1,725         87,661
    Mecatherm SA               1,625         61,486
    Neopost SA*                3,375        116,706
    NRJ SA*                      275         85,555
                                        -----------
                                            979,778
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  GERMANY -- 8.2%
    Brokat Infosystems AG*       950    $   113,329
    Ce Consumer Electronic
      AG                       1,850        166,250
    Fantastic Corp.*           1,225         84,977
    GFK AG*144A               11,225        316,186
    Intershop
      Communications AG*       2,175        268,609
    Kabel New Media*           5,325         74,438
    Kamps AG*                  1,975        108,981
    Telegate AG*               3,500        119,557
    Zapf Creation AG*          3,975        136,827
                                        -----------
                                          1,389,154
                                        -----------
  GREECE -- 0.5%
    Ideal Group SA*            1,950         80,156
    Intralot SA*                 350          8,922
                                        -----------
                                             89,078
                                        -----------
  HONG KONG -- 2.7%
    APT Satellite Holdings     5,500          2,832
    ASM Pacific Technology
      Ltd.                    28,000         32,975
    Automated Systems
      Holdings Ltd.          348,000        179,162
    Celestial Asia
      Securities Holdings
      Ltd.*                  860,000         85,230
    China Everbright Ltd.
      Warrants               410,000         65,963
    China Pharmaceutical,
      Inc.                    80,000         14,621
    Computer & Technologies
      Holdings Ltd.*         206,000         53,028
    JCG Holdings Ltd.         56,000         30,453
                                        -----------
                                            464,264
                                        -----------
  INDONESIA -- 0.1%
    PT Kalbe Farma*          116,000         14,447
                                        -----------
  IRELAND -- 1.6%
    Grafton Group PLC          1,975         43,592
    Iaws Group PLC             9,575         47,300
    ITG Group PLC*             8,650         58,641
    Jurys Doyle Hotel Group
      PLC                      4,775         41,154
    Kingspan Group PLC*       16,000         40,024
    Waterford Wedgwood PLC    42,900         45,541
                                        -----------
                                            276,252
                                        -----------
  ISRAEL -- 0.8%
    BATM Advanced
      Communications Ltd.      2,750        143,159
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
ITALY -- 3.2%
    Buffetti SPA              10,025    $    83,135
    ERG SPA                   29,100         92,674
    Gruppo Coin SPA*          18,200        179,814
    Tiscali SPA*144A           1,400         96,249
    Trenno (Societa) SPA*     12,675         93,654
                                        -----------
                                            545,526
                                        -----------
  JAPAN -- 24.2%
    Able, Inc.*                2,000        183,978
    Acces Co. Ltd.*                1        147,566
    Alpha Systems, Inc.        2,000        277,883
    Arcland Sakamoto Co.
      Ltd.*                    5,000         83,844
    Arrk Corp.*                3,000        106,363
    Avex, Inc.*                  800        168,647
    Cecile Co. Ltd.            1,200         58,873
    Chiyoda Integre Co.
      Ltd.*                    7,000        114,699
    Cresco Ltd.*               1,500        127,923
    Daisyo Corp.*              4,000         54,235
    Fuso Lexel, Inc.*          7,000        146,895
    H.I.S. Co. Ltd.            4,160        165,427
    Happinet Corp.*              900         51,744
    Ichiyoshi Securities
      Co. Ltd.*                6,000         37,486
    Japan Lifeline Co.
      Ltd.*                    1,000         22,039
    Kappa Create Co. Ltd.*     4,000        126,485
    Koei Co. Ltd.*             2,400         92,679
    Komatsu Electronic
      Metals Co. Ltd.*         3,800         39,325
    Kuroda Electric Co.
      Ltd.*                      200         11,460
    Matsuya Foods Co. Ltd*     2,000        137,601
    Medical Support Co.
      Ltd.*                    1,000         46,857
    Megane Top Co. Ltd.*       4,000        176,313
    Meiki Co. Ltd.*            6,000        139,996
    Mimasu Semiconductor
      Industry Co. Ltd.*       3,700         77,113
    Musashi Seimitsu
      Industry Co.*            3,000         43,120
    New Japan Radio Co.
      Ltd.*                    1,000          8,528
    NIDEC Copal Electronics
      Corp.*                   8,000        125,719
    Nishimatsuya Chain Co.
      Ltd.*                    3,000        143,733
    Nitori Co.*                1,000         41,204
    Okamura Corp.             26,000         97,164
    Paltek Corp.*              2,000         99,655
    PCA Corp.*                 1,418         65,900
    Q'Sai Co. Ltd.*            1,000         68,896
    Star Micronics Co.
      Ltd.*                    5,000         69,950
    Stella Chemifa Corp.*      2,000        121,694
    Tanseisha Co. Ltd.*        7,500         50,307
    Toyo Corp.*                3,000         81,928
    Uchida Yoko Co. Ltd.*     27,000        250,958
    Yokowo Co. Ltd.*          13,000        222,355
                                        -----------
                                          4,086,542
                                        -----------
  NETHERLANDS -- 0.2%
    Detron Group NV*           2,200         27,748
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  NORWAY -- 0.4%
    Norman ASA*               15,950    $    75,230
                                        -----------
  PORTUGAL -- 0.6%
    ParaRede SGPS SA*          9,275         97,485
                                        -----------
  SINGAPORE -- 0.7%
    Elec & Eltek
      International Co.
      Ltd.                    23,000         78,200
    Informatics Holdings
      Ltd.*                   48,000         23,368
    NatSteel Broadway Ltd.    13,000         23,140
                                        -----------
                                            124,708
                                        -----------
  SOUTH AFRICA -- 0.8%
    Edgars Consolidated
      Stores Ltd.              4,700         45,891
    JD Group Ltd.              6,300         40,394
    Specialised Outsourcing
      Ltd.                    11,400         56,396
                                        -----------
                                            142,681
                                        -----------
  SPAIN -- 0.2%
    Transportes Azkar SA       3,250         28,420
                                        -----------
  SWEDEN -- 5.4%
    A-Com AB*144A              9,800        113,010
    Allgon AB Cl-B            13,350        179,876
    Connecta AB*144A           2,150         31,317
    Enlight Interactive AB
      Cl-B*                      725          8,360
    HiQ International AB*      3,675        104,832
    Information Highway AB     3,700        121,713
    JM Byggnads och
      Fastighets AB            2,050         38,570
    Technology Nexus AB*       2,975         25,098
    Telelogic AB*              7,550        123,722
    Teligent AB*              16,950        163,570
                                        -----------
                                            910,068
                                        -----------
  SWITZERLAND -- 5.5%
    Edipresse SA                 240         98,757
    Esec Holdings AG              60         90,567
    Gretag Imaging Group         700         88,663
    Kaba Holding AG Cl-B*        230        169,058
    Kudelski SA*                  15         62,412
    Micronas Semiconductor
      Holding AG                 900        172,471
    Selecta Group                 75         26,530
    Straumann AG                 365        161,691
    Swisslog Holding AG          400         62,937
                                        -----------
                                            933,086
                                        -----------
  UNITED KINGDOM -- 15.6%
    Autonomy Corp. PLC*        8,050        174,283
    Baltimore Technologies
      PLC*                     4,050        124,606
    Bloomsbury Publishing
      PLC*                     8,350         69,535

ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
    Capital Radio PLC          4,850    $    79,504
    Dialog Semiconductor
      PLC* 144A               10,450        269,094
    Eidos PLC [ADR]*           3,125        218,164
    Electronics Boutique
      PLC*                    42,775         68,084
    F.I. Group PLC             6,050         51,722
    Guardian IT PLC           11,275        123,033
    Incepta Group PLC         31,300         32,614
    Independent Energy
      Holdings PLC [ADR]*      6,800        184,025
    Kewill Systems PLC        13,350        147,866
    Matalan PLC                7,775        173,509
    Pace Micro Tech PLC       11,700         52,460
    Psion PLC                  5,625        141,220
    Redstone Telecom PLC       6,800         21,926
    RM PLC                     7,325         75,123
    Select Appointments
      Holdings PLC*           12,500        214,548
    Trafficmaster PLC*         5,450         44,715
    VideoLogic Group PLC*     19,400         54,117
    Wetherspoon, (J.D.) PLC   13,150         73,257
    Whatman PLC                7,025        126,801
    Xaar PLC*                 44,325         99,281
                                        -----------
                                          2,619,487
                                        -----------
TOTAL FOREIGN STOCK
  (Cost $13,870,125)                     14,909,520
                                        -----------
U.S. STOCK -- 1.9%
  COMPUTER SERVICES & SOFTWARE -- 1.1%
    4front Technologies,
      Inc.*                    7,550        102,868
    BackWeb Technologies
      Ltd.*                    4,425         93,202
                                        -----------
                                            196,070
                                        -----------
  TELECOMMUNICATIONS --0.8%
    AudioCodes Ltd.*           2,150        130,075
                                        -----------
TOTAL U.S. STOCK
  (Cost $349,603)                           326,145
                                        -----------

---------------------------------------------------
                               PAR
                              (000)          VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.5%
    Federal Mortgage Corp.
      5.16%, 11/01/99
  (Cost $1,951,000)          $ 1,951    $ 1,951,000
                                        -----------
TOTAL INVESTMENTS -- 101.4%
  (Cost $16,170,728)                     17,186,665
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.4%)                         (245,076)
                                        -----------
NET ASSETS -- 100.0%                    $16,941,589
                                        ===========

Foreign currency exchange contracts outstanding at October 31, 1999:

                                                                   UNREALIZED
SETTLEMENT             CONTRACTS TO   IN EXCHANGE   CONTRACTS     APPRECIATION
MONTH         TYPE       RECEIVE          FOR        AT VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------
11/99        Buy AUD        67,331    $   43,442    $   42,922      $  (520)
 11/99       Buy EUR       226,103       239,433       237,779       (1,654)
11/99        Buy GBP       136,851       226,657       224,616       (2,041)
11/99        Buy HKD       188,432        24,252        24,251           (1)
11/99        Buy JPY    36,104,931       346,034       346,183          149
11/99        Buy SEK     1,267,707       154,679       153,938         (741)
                                      ----------    ----------      -------
                                      $1,034,497    $1,029,689      $(4,808)
                                      ==========    ==========      =======

                                                                   UNREALIZED
SETTLEMENT              CONTRACTS TO   IN EXCHANGE   CONTRACTS    APPRECIATION
MONTH          TYPE       DELIVER          FOR       AT VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------
11/99        Sell CHF       120,198     $ 78,974     $ 78,929       $    45
11/99        Sell EUR        26,511       27,920       27,893            27
11/99        Sell GBP        36,507        8,444        8,387            57
11/99        Sell JPY    27,656,392      263,007      265,209        (2,202)
11/99        Sell SGD         8,130        4,868        4,890           (22)
                                        --------     --------       -------
                                        $383,213     $385,308       $(2,095)
                                        ========     ========       =======

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

The following is a breakdown of the foreign stock portion of the Fund, by industry classification, as of October 31, 1999. Percentages are based on net assets.

INDUSTRY
--------
Automotive Parts                              0.3%
Beverages                                     0.2%
Broadcasting                                  1.0%
Building Materials                            0.5%
Business Services                             5.0%
Chemicals                                     0.7%
Clothing & Apparel                            1.1%
Computer Hardware                             1.9%
Computer Services & Software                 22.6%
Conglomerates                                 0.5%
Construction                                  1.3%
Electronic Components & Equipment             9.7%
Entertainment & Leisure                       2.7%
Financial -- Bank & Trust                     0.4%
Financial Services                            2.1%
Food                                          3.0%
Hotels & Motels                               0.2%
Machinery & Equipment                         4.1%
Medical Supplies & Equipment                  1.9%
Metals & Mining                               1.0%
Office Equipment                              2.1%
Oil & Gas                                     0.5%
Pharmaceuticals                               0.9%
Printing & Publishing                         1.6%
Real Estate                                   2.0%
Retail & Merchandising                        6.4%
Semiconductors                                5.5%
Telecommunications                            5.6%
Transportation                                1.1%
Utilities                                     2.1%
                                             -----
TOTAL                                        88.0%
                                             =====

-------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 6.8% of net assets.

See Notes to Financial Statements.

ASAF JANUS SMALL-CAP
GROWTH FUND

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
COMMON STOCK -- 84.4%
  ADVERTISING -- 4.0%
    DoubleClick, Inc.*       17,605    $  2,464,700
    Lamar Advertising Co.*   72,875       3,935,250
    TMP Worldwide, Inc.*     36,200       2,260,238
                                       ------------
                                          8,660,188
                                       ------------
  BROADCASTING -- 7.5%
    Acme Communications,
      Inc.*                  39,420       1,419,120
    ACTV, Inc.*              68,435       1,082,129
    Citadel Communications
      Corp.*                 72,805       3,517,392
    Cox Radio, Inc. Cl-A*    30,970       2,167,900
    Cumulus Media, Inc.
      Cl-A*                  58,255       2,089,898
    Entercom
      Communications
      Corp.*                 27,460       1,367,851
    Radio One, Inc.*         31,350       1,563,581
    Radio Unica Corp.*       48,550       1,389,744
    TIVO, Inc.*              25,185       1,079,807
    Wink Communications,
      Inc.*                  12,570         441,521
                                       ------------
                                         16,118,943
                                       ------------
  BUSINESS
    SERVICES -- 10.4%
    Adelphia Business
      Solutions, Inc.*       69,905       1,983,554
    Appnet Systems, Inc.*    45,815       1,995,816
    Brightpoint, Inc.*       61,605         483,214
    CIBER, Inc.*             32,325         527,302
    F5 Networks, Inc.*        9,270       1,286,213
    Foundry Networks,
      Inc.*                   6,245       1,183,428
    Informatica Corp.*       31,765       2,295,021
    Insweb Corp.*            24,745         445,410
    Internet Capital
      Group, Inc. Rights*       827          96,242
    Interwoven, Inc.*        13,220       1,036,118
    Jupiter
      Communications,
      Inc.*                  10,155         349,078
    Liberate Technologies,
      Inc.*                  59,060       4,023,463
    Pegasus Systems, Inc.*   27,115       1,159,166
    Phone.com, Inc.*         23,000       4,726,499
    Tanning Technology
      Corp.*                 27,250         957,156
                                       ------------
                                         22,547,680
                                       ------------
  CAPITAL GOODS -- 0.3%
    Mettler-Toledo
      International, Inc.*   22,510         671,079
                                       ------------
  COMPUTER HARDWARE -- 1.0%
    Insight Enterprises,
      Inc.*                  48,267       1,803,979
    Paradyne Networks,
      Inc.*                  12,215         371,031
                                       ------------
                                          2,175,010
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 21.9%
    Active Software, Inc.*    7,390         267,426
    Bluestone Software,
      Inc.*                   9,180         338,513

---------------------------------------------------
                            SHARES           VALUE
---------------------------------------------------
    Breakaway Solutions,
      Inc.*                   6,375    $    339,070
    Brio Technology, Inc.*   33,710         817,468
    Broadbase Software,
      Inc.*                  20,900         950,950
    BSQUARE Corp.*           19,255         761,776
    Calico Commerce, Inc.*   14,185         883,016
    Commerce One, Inc.*      30,715       5,259,943
    Concentric Network
      Corp.*                 89,640       2,297,025
    Cysive, Inc.*             6,850         394,303
    E.piphany, Inc.*          6,010         516,860
    ECsoft Group PLC
      [ADR]*                  5,065          68,378
    Emulex Corp.*            10,615       1,655,277
    Exodus Communications,
      Inc.*                  53,000       4,557,999
    Globix Corp.*            53,825       1,937,700
    internet.com LLC*        12,690         253,800
    Interspeed, Inc.*        13,630         150,782
    Intertrust
      Technologies Corp.*    39,345       2,144,303
    Jacada, Ltd.*            15,355         222,648
    JNI Corp.*                5,025         268,523
    Kana Communications,
      Inc.*                   7,280         612,430
    Keynote Systems, Inc.*    6,735         305,601
    Launch Media, Inc.*       8,120          88,305
    Marimba, Inc.*           20,455         582,968
    NaviSite, Inc.*          34,040       1,599,880
    Netcentives, Inc.*       28,370         475,198
    Netiq Corp.*              4,530         206,964
    Portal Software, Inc.*   21,585       1,411,119
    Quest Software, Inc.*     4,915         362,481
    Radware Ltd.*             7,175         369,064
    Razorfish, Inc.*         48,730       3,593,837
    Scient Corp.*            16,155       2,001,201
    Silverstream Software,
      Inc.*                  15,255         795,167
    Software.com, Inc.*      25,500       1,716,469
    Verio, Inc.*            117,765       4,394,106
    VerticalNet, Inc.        76,500       4,283,999
    Vitria Technology,
      Inc.*                   5,970         393,647
    Vixel Corp.*              2,655          84,960
                                       ------------
                                         47,363,156
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 1.1%
    Action Performance
      Companies, Inc.*       30,070         611,737
    Bally Total Fitness
      Holdings Corp.*        22,815         548,986
    Critical Path, Inc.*     15,415         705,236
    Martha Stewart Living
      Omnimedia, Inc.*       11,105         409,497
                                       ------------
                                          2,275,456
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.9%
    Applied Micro Circuits
      Corp.*                 27,050       2,104,828
    Dionex Corp.*            36,070       1,602,861

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
    Galileo Technology Ltd.* 63,020    $  1,441,583
    Pittway Corp. Cl-A       36,570       1,206,810
    RF Micro Devices,
      Inc.*                  83,275       4,299,071
    Sawtek, Inc.*            48,135       1,973,535
                                       ------------
                                         12,628,688
                                       ------------
  ENTERTAINMENT & LEISURE -- 3.6%
    Ackerley Group, Inc.      8,355         139,424
    Championship Auto
      Racing Teams, Inc.*    52,125       1,195,617
    Playboy Enterprises,
      Inc. Cl-B*             40,705       1,043,066
    Premier Parks, Inc.*     73,220       2,118,804
    SFX Entertainment,
      Inc. Cl-A*             87,190       3,046,200
    World Wrestling
      Federation
      Entertainment, Inc.*   12,140         292,878
                                       ------------
                                          7,835,989
                                       ------------
  FINANCIAL -- BANK & TRUST -- 0.2%
    Digital Insight Corp.*    6,340         251,222
    Doral Financial Corp.    17,080         218,838
                                       ------------
                                            470,060
                                       ------------
  FINANCIAL
    SERVICES -- 0.8%
    Investors Financial
      Service Corp.          45,125       1,669,625
                                       ------------
  FOOD -- 0.6%
    Whole Foods Market,
      Inc.*                  37,245       1,266,330
                                       ------------
  HEALTHCARE
    SERVICES -- 1.4%
    Accredo Health, Inc.*    37,245       1,229,085
    Apria Healthcare
      Group, Inc.*           92,750       1,466,609
    InfoCure Corp.*          17,180         270,585
                                       ------------
                                          2,966,279
                                       ------------
  INSURANCE -- 0.6%
    Blanch, (E.W.)
      Holdings, Inc.         15,715       1,017,546
    StanCorp Financial
      Group, Inc.            11,330         287,499
                                       ------------
                                          1,305,045
                                       ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.0%
    Celera Genomics Group*    9,300         363,863
    Invitrogen Corp.*        57,030       1,425,750
    ViroPharma, Inc.*        13,615         284,213
                                       ------------
                                          2,073,826
                                       ------------
  PERSONAL SERVICES --0.2%
    Career Education
      Corp.*                 14,230         313,060
    Corinthian Colleges,
      Inc.*                   3,415          66,593
                                       ------------
                                            379,653
                                       ------------

---------------------------------------------------
                            SHARES           VALUE
---------------------------------------------------
  PHARMACEUTICALS -- 6.4%
    Abgenix, Inc.*            3,100    $    137,563
    ChiRex, Inc.*            45,755       1,292,579
    Enzon, Inc.*            193,475       5,671,235
    MedImmune, Inc.*         13,340       1,494,080
    Priority Healthcare
      Corp. Cl-B*            27,855         558,841
    Professional
      Detailing, Inc.*       25,740         643,500
    QLT PhotoTherapeutics,
      Inc.*                  94,800       4,017,150
                                       ------------
                                         13,814,948
                                       ------------
  PRINTING & PUBLISHING -- 1.5%
    Valassis
      Communications,
      Inc.*                  73,055       3,141,365
                                       ------------
  RETAIL & MERCHANDISING -- 2.7%
    Ames Department
      Stores, Inc.*          67,575       2,141,282
    Beyond.com Corp.*        59,510         550,468
    Liquid Audio, Inc.*         995          35,074
    pcOrder.com, Inc.*       16,725         827,888
    Rent-Way, Inc.*          35,530         590,686
    REX Stores Corp.*         4,615         132,104
    School Specialty,
      Inc.*                  98,890       1,464,808
                                       ------------
                                          5,742,310
                                       ------------
  SEMICONDUCTORS -- 7.0%
    Alpha Industries,
      Inc.*                  64,197       3,546,884
    ATMI, Inc.*              68,555       1,846,700
    Kopin Corp.*              6,810         286,020
    NVIDIA Corp.*            19,600         433,650
    Quicklogic Corp.*        20,470         376,136
    SDL, Inc.*               56,635       6,983,804
    Silicon Image, Inc.*      9,855         435,468
    TriQuint
      Semiconductor, Inc.*   13,355       1,068,400
                                       ------------
                                         14,977,062
                                       ------------
  TELECOMMUNICATIONS -- 5.5%
    Allied Riser
      Communications
      Corp.*                 88,300       1,594,919
    Caprock Communications
      Corp.*                 17,845         514,159
    Ditech Communications
      Corp.*                 12,065       1,060,212
    Efficient Networks,
      Inc.*                   4,410         187,425
    MCK Communications,
      Inc.*                   4,990         112,275
    Spanish Broadcasting
      Systems, Inc.*        100,900       2,686,462
    Splitrock Services,
      Inc.*                  49,145       1,075,047
    Terayon Communication
      Systems, Inc.*         31,250       1,367,188

ASAF JANUS SMALL-CAP
GROWTH FUND

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
    Viatel, Inc.*            62,425    $  2,083,434
    WinStar
      Communications,
      Inc.*                  31,485       1,222,012
                                       ------------
                                         11,903,133
                                       ------------
  UTILITIES -- 0.8%
    Avista Corp.             90,785       1,634,130
                                       ------------
TOTAL COMMON STOCK
  (Cost $135,334,600)                   181,619,955
                                       ------------
FOREIGN STOCK -- 1.4%
  AUTOMOBILE MANUFACTURERS -- 0.0%
    Ducati Motor Holding
      SPA -- (ITL)*          17,757          50,522
                                       ------------
  ENTERTAINMENT & LEISURE -- 0.3%
    Corporacion
      Interamericana de
      Entretenimento --
      (MXP)*                268,100         723,653
                                       ------------
  TELECOMMUNICATIONS -- 1.1%
    Cogeco Cable, Inc. --
      (CAD)*                 65,217         964,355
    Moffat Communications
      Ltd. -- (CAD)*         82,353       1,203,745
                                       ------------
                                          2,168,100
                                       ------------
TOTAL FOREIGN STOCK
  (Cost $2,911,274)                       2,942,275
                                       ------------
---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.5%
    Federal Home Loan
      Mortgage Corp.
      5.16%, 11/01/99-
         12/09/99
  (Cost $20,345,533)        $20,400    $ 20,342,984
                                       ------------
COMMERCIAL PAPER -- 4.6%
    Prudential Funding
      Corp.
      5.20%, 11/01/99
  (Cost $10,000,000)         10,000      10,000,000
                                       ------------
                             SHARES
                             ------
SHORT-TERM INVESTMENTS -- 0.2%
    Temporary Investment
      Cash Fund             210,389         210,389
    Temporary Investment
      Fund
                            210,389         210,389
                                       ------------
  (Cost $420,778)                           420,778
                                       ------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $169,012,185)                   215,325,992
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%)                         (113,908)
                                       ------------
NET ASSETS -- 100.0%                   $215,212,084
                                       ============

-------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
COMMON STOCK -- 94.3%
  AIRLINES -- 1.6%
    Midwest Express
      Holdings, Inc.*         33,200    $   973,175
                                        -----------
  AUTOMOTIVE PARTS -- 1.7%
    Myers Industries, Inc.    29,410        413,578
    OEA, Inc.                 55,600        382,250
    TBC Corp.*                41,600        284,700
                                        -----------
                                          1,080,528
                                        -----------
  BUILDING MATERIALS -- 9.9%
    Cameron Ashley Building
      Products, Inc.*         50,600        436,425
    Giant Cement Holding,
      Inc.*                   16,500        315,563
    Gibraltar Steel Corp.     26,600        650,038
    Lone Star Technologies,
      Inc.*                   35,600        745,374
    Modine Manufacturing
      Co.                     23,500        584,563
    Republic Group, Inc.      44,500        767,624
    Skyline Corp.             26,600        661,675
    Synthetic Industries,
      Inc.*                   35,300        997,224
    Thomas Industries, Inc.   28,700        513,013
    U.S. Aggregates, Inc.*    35,300        421,394
                                        -----------
                                          6,092,893
                                        -----------
  BUSINESS SERVICES -- 1.1%
    IT Group, Inc.*           70,300        694,213
                                        -----------
  CHEMICALS -- 2.2%
    Arch Chemicals, Inc.      33,200        489,700
    Schulman, (A.), Inc.      25,900        403,069
    TETRA Technologies,
      Inc.*                   55,300        459,681
                                        -----------
                                          1,352,450
                                        -----------
  CLOTHING & APPAREL -- 1.1%
    Dan River, Inc. Cl-A*     55,500        294,844
    Unifi, Inc.*              30,600        367,200
                                        -----------
                                            662,044
                                        -----------
  COMPUTER HARDWARE -- 0.8%
    Analogic Corp.            17,700        464,625
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 3.4%
    Analysts International
      Corp.                   41,200        481,525
    CompuCom Systems, Inc.*   70,600        227,244
    Progress Software*        22,100        740,350
    SPSS, Inc.*               37,700        669,175
                                        -----------
                                          2,118,294
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 0.7%
    Culp, Inc.                31,100        215,756
    Packaged Ice, Inc.*       58,900        198,788
                                        -----------
                                            414,544
                                        -----------

---------------------------------------------------
                            SHARES           VALUE
---------------------------------------------------
  CONTAINERS & PACKAGING -- 4.6%
    Aptargroup, Inc.          35,300    $   948,688
    Ivex Packaging Corp.*     49,500        467,156
    Liqui-Box Corp.           15,500        852,500
    Shorewood Packaging
      Corp.*                  44,700        567,131
                                        -----------
                                          2,835,475
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 8.8%
    Electro Rental Corp.*     66,600        799,200
    FLIR Systems, Inc.*       30,600        434,138
    Franklin Electric Co.,
      Inc.                     9,000        649,125
    Landauer, Inc.            14,800        379,250
    Littelfuse, Inc.*         49,900      1,110,274
    Methode Electronics,
      Inc. Cl-A               61,900        990,399
    Nichols Research Corp.*   23,400        668,363
    Pioneer-Standard
      Electronics, Inc.       28,700        374,894
                                        -----------
                                          5,405,643
                                        -----------
  ENVIRONMENTAL SERVICES -- 0.9%
    Newpark Resources,
      Inc.*                   75,300        484,744
    Waterlink, Inc.*          17,900         58,175
                                        -----------
                                            542,919
                                        -----------
  EQUIPMENT SERVICES -- 1.4%
    Cort Business Services
      Corp.*                  33,000        670,313
    Unifirst Corp.            14,600        178,850
                                        -----------
                                            849,163
                                        -----------
  FINANCIAL -- BANK & TRUST -- 5.1%
    Community First
      Bankshares, Inc.        44,700        850,697
    First Republic Bank*      33,400        835,000
    Silicon Valley
      Bancshares*             45,000      1,468,124
                                        -----------
                                          3,153,821
                                        -----------
  FINANCIAL SERVICES -- 5.2%
    Allied Capital Corp.      55,600      1,115,474
    American Capital
      Strategies Ltd.         23,500        492,031
    First Financial Fund,
      Inc.**                  66,600        566,100
    Medallion Financial
      Corp.                   16,500        337,219
    Triad Guaranty, Inc.*     34,400        707,350
                                        -----------
                                          3,218,174
                                        -----------
  FOOD -- 0.8%
    International
      Multifoods Corp.        23,600        498,550
                                        -----------
  FURNITURE -- 0.6%
    Stanley Furniture Co.,
      Inc.*                   17,600        358,600
                                        -----------
  INSURANCE -- 5.3%
    Brown & Brown, Inc.       35,500      1,198,124
    Markel Corp.*              4,100        709,044

ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
    Medical Assurance, Inc.*  33,400    $   780,724
    Presidential Life Corp.   23,500        431,813
    PXRE Corp.                15,300        187,425
                                        -----------
                                          3,307,130
                                        -----------
  LUMBER & WOOD PRODUCTS -- 0.6%
    Deltic Timber Corp.       17,700        397,144
                                        -----------
  MACHINERY & EQUIPMENT -- 3.7%
    Alamo Group, Inc.         10,100         83,325
    Carbo Ceramics, Inc.      21,200        551,200
    Smith, (A.O.) Corp.       31,100        754,175
    TransTechnology Corp.     31,100        299,338
    Woodward Governor Co.     23,500        622,750
                                        -----------
                                          2,310,788
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 2.0%
    Lunar Corp.*              14,400        100,800
    Ocular Sciences, Inc.*    22,400        411,600
    Owens & Minor, Inc.       77,700        728,438
                                        -----------
                                          1,240,838
                                        -----------
  METALS & MINING -- 2.4%
    Homestake Mining Co.      29,900        250,413
    Layne Christensen Co.*    26,600        217,788
    Material Sciences
      Corp.*                  37,900        471,381
    Penn Virginia Corp.       28,700        561,443
                                        -----------
                                          1,501,025
                                        -----------
  OFFICE EQUIPMENT -- 4.1%
    Aaron Rents, Inc. Cl-A    15,000        231,563
    Aaron Rents, Inc. Cl-B    28,200        445,913
    CompX International,
      Inc.*                   37,000        684,500
    IDEX Corp.                31,100        765,837
    McGrath Rentcorp          23,000        391,000
                                        -----------
                                          2,518,813
                                        -----------
  OIL & GAS -- 3.6%
    Chieftan International,
      Inc.*                   44,700        854,888
    Cross Timbers Oil Co.     55,600        618,550
    Devon Energy Corp.        20,000        777,500
                                        -----------
                                          2,250,938
                                        -----------
  PAPER & FOREST PRODUCTS -- 1.3%
    CSS Industries, Inc.*     11,800        263,288
    Wausau-Mosinee Paper
      Corp.                   40,780        514,847
                                        -----------
                                            778,135
                                        -----------
  PERSONAL SERVICES -- 1.5%
    Matthews International
      Corp. Cl-A              37,900        952,238
                                        -----------
  PHARMACEUTICALS -- 0.5%
    Coulter Pharmaceutical,
      Inc.*                   18,400        312,800
                                        -----------

---------------------------------------------------
                            SHARES           VALUE
---------------------------------------------------
  REAL ESTATE -- 4.8%
    Glenborough Realty
      Trust, Inc. [REIT]      55,600    $   726,274
    Innkeepers USA Trust
      [REIT]                  49,900        430,388
    National Health
      Investors, Inc.
      [REIT]                   5,100         77,138
    Pacific Gulf
      Properties, Inc.
      [REIT]                  33,400        676,350
    Parkway Co. [REIT]        11,800        361,375
    Sun Communities, Inc.
      [REIT]                  22,100        704,437
                                        -----------
                                          2,975,962
                                        -----------
  RESTAURANTS -- 4.1%
    Consolidated Products,
      Inc.*                   44,699        514,039
    RARE Hospitality
      International, Inc.*    37,700        751,644
    Ruby Tuesday, Inc.        67,000      1,277,187
                                        -----------
                                          2,542,870
                                        -----------
  RETAIL & MERCHANDISING -- 4.9%
    Bon-Ton Stores, Inc.*     37,700        174,363
    Casey's General Stores,
      Inc.                    55,300        711,987
    Fred's, Inc.              28,700        344,400
    Goody's Family
      Clothing*               58,800        595,350
    Hancock Fabrics, Inc.     44,700        184,388
    Jo-Ann Stores, Inc.
      Cl-B*                   28,700        364,131
    Stein Mart, Inc.*        100,000        662,499
                                        -----------
                                          3,037,118
                                        -----------
  TRANSPORTATION -- 2.0%
    Hub Group, Inc. Cl-A*     21,600        410,400
    Landstar System, Inc.*    20,000        810,000
                                        -----------
                                          1,220,400
                                        -----------
  UTILITIES -- 3.6%
    Black Hills Corp.         35,300        794,250
    Cleco Corp.               23,500        778,438
    United Water Resources,
      Inc.                    20,000        675,000
                                        -----------
                                          2,247,688
                                        -----------
TOTAL COMMON STOCK
  (Cost $65,228,056)                     58,308,998
                                        -----------
PREFERRED STOCK -- 0.3%
    Cross Timbers Oil Co.
      $1.5625 Cl-A [CVT]
  (Cost $251,075)              7,400        209,050
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                                 PAR)
                                (000          VALUE
---------------------------------------------------
COMMERCIAL PAPER -- 5.6%
    Motorola, Inc.
      5.30%, 12/23/99         $1,000    $   992,344
    PPG Industries, Inc.
      5.30%, 11/05/99          1,000        999,411
    Wal-Mart Stores, Inc.
      5.28%, 12/02/99+         1,500      1,493,181
                                        -----------
  (Cost $3,484,936)                       3,484,936
                                        -----------
---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
    Temporary Investment
      Cash Fund
  (Cost $1,237,206)          1,237,206  $ 1,237,206
                                        -----------
TOTAL INVESTMENTS -- 102.2%
  (Cost $70,201,273)                     63,240,190
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (2.2%)                 (1,358,557)
                                        -----------
NET ASSETS -- 100.0%                    $61,881,633
                                        ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.
** Closed-end fund.
+ Security is restricted to resale and may not be resold except to qualified institutional buyers. At the end of the year, this security amounted to 2.4% of net assets.

See Notes to Financial Statements.

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

-----------------------------------------------------
                             SHARES             VALUE
-----------------------------------------------------
COMMON STOCK -- 55.5%
  AEROSPACE -- 0.3%
    General Dynamics
      Corp.                   4,300      $    238,381
    United Technologies
      Corp.                   3,100           187,550
                                         ------------
                                              425,931
                                         ------------
  AIRLINES -- 0.1%
    AMR Corp.*                1,900           120,650
    Delta Air Lines, Inc.       600            32,663
                                         ------------
                                              153,313
                                         ------------
  AUTOMOBILE MANUFACTURERS -- 0.8%
    Ford Motor Co.           13,400           735,325
    General Motors Corp.      4,300           302,075
                                         ------------
                                            1,037,400
                                         ------------
  AUTOMOTIVE PARTS -- 0.0%
    Delphi Automotive
      Systems Corp.           2,200            36,163
                                         ------------
  BEVERAGES -- 0.2%
    Anheuser-Busch
      Companies, Inc.         2,500           179,531
    Coors, (Adolph) Co.
      Cl-B                    2,600           144,300
                                         ------------
                                              323,831
                                         ------------
  BROADCASTING -- 0.6%
    CBS Corp.*               15,900           776,119
                                         ------------
  BUILDING MATERIALS -- 0.1%
    Centex Construction
      Products, Inc.          2,700            96,019
                                         ------------
  BUSINESS SERVICES -- 0.2%
    American Management
      Systems, Inc.*            500            12,938
    Navigant Consulting,
      Inc.*                   7,200           205,650
                                         ------------
                                              218,588
                                         ------------
  CAPITAL GOODS -- 0.1%
    Cummins Engine Co.,
      Inc.                    2,200           111,513
                                         ------------
  CHEMICALS -- 1.2%
    Dexter Corp.              5,600           196,350
    Dow Chemical Co.          8,100           957,825
    DuPont, (E.I.) de
      Nemours & Co.           6,500           418,844
                                         ------------
                                            1,573,019
                                         ------------
  CLOTHING & APPAREL -- 0.4%
    Abercrombie & Fitch
      Co. Cl-A*               1,400            38,150
    AnnTaylor Stores
      Corp.*                  6,700           285,169
    Jones Apparel Group,
      Inc.*                   2,000            63,250
    Tommy Hilfiger Corp.*     5,000           141,250
                                         ------------
                                              527,819
                                         ------------

-----------------------------------------------------
                            SHARES           VALUE
-----------------------------------------------------
  COMPUTER HARDWARE -- 2.8%
    Adaptec, Inc.*           37,500      $  1,687,499
    Apple Computer, Inc.*       400            32,050
    Dell Computer Corp.*      3,000           120,375
    Hewlett-Packard Co.      15,100         1,118,344
    International
      Business Machines
      Corp.                   7,500           737,813
                                         ------------
                                            3,696,081
                                         ------------
  COMPUTER SERVICES & SOFTWARE -- 5.4%
    Adobe Systems, Inc.         600            41,963
    America Online, Inc.*     7,400           959,688
    Cisco Systems, Inc.*     14,300         1,058,199
    Computer Associates
      International, Inc.     2,600           146,900
    Comverse Technology,
      Inc.*                   5,400           612,900
    Microsoft Corp.*         35,600         3,295,224
    Sterling Software,
      Inc.*                   2,800            61,425
    Symantec Corp.*           2,300           109,827
    Unisys Corp.*            14,800           358,900
    USWeb Corp.*              5,900           228,625
                                         ------------
                                            6,873,651
                                         ------------
  CONGLOMERATES -- 1.5%
    Corning, Inc.            15,500         1,218,687
    Tyco International
      Ltd.                   18,600           742,838
                                         ------------
                                            1,961,525
                                         ------------
  CONSTRUCTION -- 0.2%
    Centex Corp.              5,000           134,063
    Dycom Industries,
      Inc.*                   2,800            91,175
    Pulte Corp.               2,800            56,350
                                         ------------
                                              281,588
                                         ------------
  CONSUMER PRODUCTS & SERVICES -- 1.4%
    Eastman Kodak Co.         3,300           227,494
    Fortune Brands, Inc.      3,800           134,663
    Premark
      International, Inc.     8,600           470,850
    Procter & Gamble Co.      6,700           702,662
    Tupperware Corp.          4,700            93,119
    Universal Corp.           4,800           112,800
    Whirlpool Corp.           1,500           104,531
                                         ------------
                                            1,846,119
                                         ------------
  CONTAINERS & PACKAGING -- 0.2%
    Ball Corp.                4,400           177,375
    Sealed Air Corp.*         1,600            88,600
                                         ------------
                                              265,975
                                         ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-----------------------------------------------------
                             SHARES             VALUE
-----------------------------------------------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.1%
    American Power
      Conversion Corp.*       3,100      $     69,556
    Electronics for
      Imaging, Inc.*         14,800           596,625
    General Electric Co.     11,200         1,518,299
    PerkinElmer, Inc.*        3,500           142,844
    Rockwell
      International Corp.     3,800           184,063
    Teleflex, Inc.            1,100            37,469
    Texas Instruments,
      Inc.                    1,900           170,525
                                         ------------
                                            2,719,381
                                         ------------
  ENTERTAINMENT & LEISURE -- 0.4%
    Anchor Gaming*            1,600            97,600
    Carnival Corp.            2,500           111,250
    Pixar, Inc.*              2,000            76,125
    Station Casinos,
      Inc.*                   2,700            65,306
    Viacom, Inc. Cl-B*        4,800           214,800
                                         ------------
                                              565,081
                                         ------------
  EQUIPMENT SERVICES -- 0.3%
    Hertz Corp. Cl-A          6,800           294,950
    Millipore Corp.           1,900            60,563
                                         ------------
                                              355,513
                                         ------------
  FINANCIAL -- BANK & TRUST -- 3.8%
    BankAmerica Corp.         8,800           566,500
    Chase Manhattan Corp.    24,400         2,131,949
    Fifth Third Bancorp       3,200           236,200
    Fleet Boston Corp.        6,300           274,838
    GreenPoint Financial
      Corp.                   2,800            79,800
    Old Kent Financial
      Corp.                   9,200           374,900
    Pacific Century
      Financial Corp.         1,900            43,344
    UnionBanCal Corp.        16,400           712,374
    Wells Fargo & Co.         3,700           177,138
    Zions Bancorp             6,700           394,881
                                         ------------
                                            4,991,924
                                         ------------
  FINANCIAL SERVICES -- 4.3%
    AMBAC Financial
      Group, Inc.            10,200           609,450
    Citigroup, Inc.           9,000           487,125
    Deluxe Corp.             12,900           364,425
    Fannie Mae               17,400         1,231,050
    Freddie Mac               9,200           497,375
    Merrill Lynch & Co.,
      Inc.                    1,100            86,350
    Morgan Stanley, Dean
      Witter & Co.           16,600         1,831,187
    Providian Financial
      Corp.                   4,600           501,400
                                         ------------
                                            5,608,362
                                         ------------
  FOOD -- 2.6%
    ConAgra, Inc.             4,300           112,069
    General Mills, Inc.       1,600           139,500

-----------------------------------------------------
                             SHARES           VALUE
-----------------------------------------------------
    Hormel Foods Corp.        4,900      $    211,313
    IBP, Inc.                19,700           471,568
    Keebler Foods Co.*       14,000           447,125
    Kroger Co.*              16,200           337,163
    Quaker Oats Co.          14,900         1,042,999
    Suiza Foods Corp.*        8,300           299,319
    The Earthgrains Co.       6,100           139,156
    Unilever NV NY Reg.*      2,932           195,528
                                         ------------
                                            3,395,740
                                         ------------
  HEALTHCARE SERVICES -- 1.1%
    Amgen, Inc.*             12,600         1,004,850
    MedQuist, Inc.*           2,200            70,400
    Oxford Health Plans,
      Inc.*                   8,500           100,406
    PacifiCare Health
      Systems, Inc.*          3,300           130,144
    United HealthCare
      Corp.*                  1,300            67,194
                                         ------------
                                            1,372,994
                                         ------------
  INSURANCE -- 1.0%
    American
      International
      Group, Inc.               950            97,791
    Arthur J. Gallagher &
      Co.                     4,100           212,175
    Lincoln National
      Corp.                  20,200           931,724
    Radian Group, Inc.        2,300           121,469
                                         ------------
                                            1,363,159
                                         ------------
  MACHINERY & EQUIPMENT -- 0.3%
    Ingersoll-Rand Co.        8,500           444,125
                                         ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.6%
    Bard, (C.R.), Inc.        7,300           393,744
    Forest Laboratories,
      Inc.*                   6,200           284,425
    Genzyme Corp.*            6,300           240,975
    Johnson & Johnson Co.     6,800           712,299
    Mallinckrodt, Inc.        4,500           152,719
    VISX, Inc.*               5,100           319,069
                                         ------------
                                            2,103,231
                                         ------------
  METALS & MINING -- 0.2%
    Alcan Aluminum Ltd.       3,800           125,163
    Alcoa, Inc.               2,200           133,650
                                         ------------
                                              258,813
                                         ------------
  OIL & GAS -- 3.1%
    Amerada Hess Corp.       23,900         1,371,262
    Anadarko Petroleum
      Corp.                   2,500            77,031
    Apache Corp.             14,600           569,400
    Atlantic Richfield
      Co.                     4,500           419,344
    Ensco International,
      Inc.                    7,200           139,500
    Mobil Corp.               7,300           704,450
    Noble Drilling Corp.*     1,300            28,844
    Texaco, Inc.              2,200           135,025

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

-----------------------------------------------------
                             SHARES             VALUE
-----------------------------------------------------
Union Pacific Resources
Group, Inc.                  37,300      $    540,850
    Vastar Resources,
      Inc.                    1,400            82,688
                                         ------------
                                            4,068,394
                                         ------------
  PAPER & FOREST PRODUCTS -- 0.7%
    Boise Cascade Corp.       1,900            67,688
    Georgia Pacific Group     3,800           150,813
    Kimberly-Clark Corp.      3,700           233,562
    Weyerhaeuser Co.          7,300           435,718
                                         ------------
                                              887,781
                                         ------------
  PHARMACEUTICALS -- 3.5%
    Allergan, Inc.            1,100           118,113
    Andrx Corp.*              4,500           214,875
    Biogen, Inc.*             3,300           244,613
    Bristol-Meyers Squibb
      Co.                    10,400           798,849
    IDEC Pharmaceuticals
      Corp.*                  1,600           185,900
    Ivax Corp.*              13,900           244,119
    Jones Pharma, Inc.        1,500            46,500
    Lilly, (Eli) & Co.        4,600           316,825
    MedImmune, Inc.*          2,100           235,200
    Merck & Co., Inc.         2,700           214,819
    Pfizer, Inc.              4,600           181,700
    Roberts
      Pharmaceutical
      Corp.*                  2,200            70,950
    Schering-Plough Corp.    21,400         1,059,299
    Warner-Lambert Co.        8,100           646,481
                                         ------------
                                            4,578,243
                                         ------------
  PRINTING & PUBLISHING -- 0.5%
    Lexmark International
      Group, Inc. Cl-A*         900            70,256
    Tribune Co.                 500            30,000
    Valassis
      Communications,
      Inc.*                  12,200           524,600
                                         ------------
                                              624,856
                                         ------------
  RAILROADS -- 0.1%
    Union Pacific Corp.       1,200            66,900
                                         ------------
  RESTAURANTS -- 0.4%
    Brinker
      International,
      Inc.*                   6,300           146,869
    Darden Restaurants,
      Inc.                    2,600            49,563
    Jack in the Box,
      Inc.*                   9,400           226,187
    Tricon Global
      Restaurants, Inc.*      1,600            64,300
                                         ------------
                                              486,919
                                         ------------
  RETAIL & MERCHANDISING -- 3.3%
    Best Buy Co., Inc.*       3,500           194,469
    Home Depot, Inc.         17,400         1,313,700
    Kohl's Corp.*             1,200            89,775
    TJX Companies, Inc.       1,500            40,688
    Wal-Mart Stores, Inc.    43,200         2,467,799
    Zale Corp.*               6,200           259,625
                                         ------------
                                            4,366,056
                                         ------------

-----------------------------------------------------
                             SHARES          VALUE
-----------------------------------------------------
  SEMICONDUCTORS -- 2.1%
    Applied Materials,
      Inc.*                  22,100      $  1,984,856
    Integrated Device
      Technology, Inc.*      15,600           320,775
    Lam Research Corp.*       1,500           126,656
    Motorola, Inc.            2,100           204,619
    National
      Semiconductor
      Corp.*                  5,400           161,663
                                         ------------
                                            2,798,569
                                         ------------
  TELECOMMUNICATIONS -- 7.1%
    AT&T Corp.               23,600         1,103,300
    Bell Atlantic Corp.       5,000           324,688
    BellSouth Corp.          27,200         1,223,999
    Comcast Corp. Cl-A        5,100           214,838
    Commscope, Inc.*          8,600           342,925
    Cox Communications,
      Inc. Cl-A*              4,900           222,644
    EchoStar
      Communications
      Corp. Cl-A*             2,000           123,750
    GTE Corp.                 5,900           442,500
    Lucent Technologies,
      Inc.                   18,600         1,195,050
    MCI WorldCom, Inc.*         300            25,744
    Nortel Networks Corp.     5,800           359,238
    QUALCOMM, Inc.*           1,600           356,400
    SBC Communications,
      Inc.                   27,135         1,382,188
    Sprint Corp. (FON
      Group)                 20,000         1,486,249
    Sprint Corp. (PCS
      Group)*                 2,600           215,638
    U.S. West, Inc.           1,300            79,381
                                         ------------
                                            9,098,532
                                         ------------
  TRANSPORTATION -- 0.1%
    Paccar, Inc.              2,700           127,238
    USFreightways Corp.       1,300            58,906
                                         ------------
                                              186,144
                                         ------------
  UTILITIES -- 1.4%
    DTE Energy Co.              900            29,869
    Energy East Corp.         5,300           133,163
    FPL Group, Inc.           2,100           105,656
    LG&E Energy Corp.         8,700           191,400
    Minnesota Power, Inc.     6,800           125,800
    Public Service
      Enterprise Group,
      Inc.                   11,700           462,881
    Reliant Energy, Inc.      4,100           111,725
    Southern Co.              9,700           257,656

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-----------------------------------------------------
                             SHARES             VALUE
-----------------------------------------------------
Texas Utilities Co.           2,900      $    112,375
    UtiliCorp United,
      Inc.                   12,900           278,963
                                         ------------
                                            1,809,488
                                         ------------
TOTAL COMMON STOCK
  (Cost $65,349,427)                       72,354,859
                                         ------------

                               PAR
                              (000)
                              -----
CORPORATE OBLIGATIONS -- 6.5%
  AIRLINES -- 0.1%
    Continental Airlines,
      Inc.
      8.00%, 12/15/05        $   200          186,000
                                         ------------
AUTOMOTIVE PARTS -- 0.2%
    Lear Corp. 144A
      7.96%, 05/15/05            250          245,313
                                         ------------
  BEVERAGES -- 0.2%
    Pepsi Bottling Group,
      Inc. 144A
      7.00%, 03/01/29            150          139,313
    Pepsi Bottling
      Holdings, Inc. 144A
      5.625%, 02/17/09           100           90,375
                                         ------------
                                              229,688
                                         ------------
  BROADCASTING -- 0.2%
    British Sky
      Broadcasting
      6.875%, 02/23/09           300          271,500
                                         ------------
  CHEMICALS -- 0.3%
    DuPont, (E.I.) de
      Nemours & Co.
      6.875%, 10/15/09           400          397,500
                                         ------------
  CONSUMER PRODUCTS & SERVICES -- 0.1%
    Fort James Corp.
      6.625%, 09/15/04           150          145,688
                                         ------------
  CONTAINERS & PACKAGING -- 0.1%
    Owens-Illinois, Inc.
      7.15%, 05/15/05            150          139,875
                                         ------------
  FINANCIAL -- BANK & TRUST -- 0.4%
    Fleet National Bank
      5.75%, 01/15/09            200          179,000
    NationsBank Corp.
      6.125%, 07/15/04           200          194,000
    Southern Investments
      UK
      6.80%, 12/01/06            100           95,125
                                         ------------
                                              468,125
                                         ------------
  FINANCIAL
    SERVICES -- 1.1%
    BMW Vehicle Owner
      Trust
      6.41%, 04/25/03            400          399,934

-----------------------------------------------------
                                 PAR
                                (000)         VALUE
-----------------------------------------------------
    Ford Motor Credit Co.
      7.375%, 10/28/09       $   800     $    807,999
    Lehman Brothers
      Holdings, Inc.
      6.625%, 04/01/04           200          194,250
                                         ------------
                                            1,402,183
                                         ------------
  FOOD -- 0.2%
    Kroger Co.
      7.25%, 06/01/09        $   300     $    292,125
                                         ------------
  INSURANCE -- 0.4%
    Conseco, Inc.
      6.40%, 06/15/01            100           97,625
      9.00%, 10/15/06            400          402,000
                                         ------------
                                              499,625
                                         ------------
  MACHINERY & EQUIPMENT -- 0.3%
    Caterpillar, Inc.
      7.25%, 09/15/09            400          401,000
                                         ------------
  OIL & GAS -- 1.1%
    Enron Corp.
      6.625%, 11/15/05           350          336,438
      6.70%, 11/15/06            400          387,999
    Petroleum Geo-Services
      7.125%, 03/30/28           400          359,500
    USX Corp.
      6.65%, 02/01/06            300          286,875
                                         ------------
                                            1,370,812
                                         ------------
  PAPER & FOREST PRODUCTS -- 0.3%
    Abitibi-Consolidated,
      Inc.
      8.50%, 08/01/29            400          393,500
                                         ------------
  REAL ESTATE -- 0.1%
    Chelsea GCA Realty,
      Inc. [REIT]
      7.25%, 10/21/07            200          185,500
                                         ------------
  RETAIL & MERCHANDISING -- 0.7%
    Home Depot, Inc. 144A
      6.50%, 09/15/04            400          398,500
    Rite Aid Corp.
      6.70%, 12/15/01            150          122,250
    Wal-Mart Stores, Inc.
      6.875%, 08/10/09           400          402,000
                                         ------------
                                              922,750
                                         ------------
TELECOMMUNICATIONS -- 0.7%
    CSC Holdings, Inc.
      8.125%, 07/15/09           200          200,750
    GTE North, Inc.
      5.65%, 11/15/08            200          180,500
    Qwest Communications
      International, Inc.
      7.50%, 11/01/08            400          398,500
    TCI Communications,
      Inc.
      8.75%, 08/01/15            150          167,813
                                         ------------
                                              947,563
                                         ------------
TOTAL CORPORATE
  OBLIGATIONS
  (Cost $8,651,602)                         8,498,747
                                         ------------

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.6%
    Federal Home Loan
      Mortgage Corp.
      7.00%, 06/01/14-
         08/01/29            $ 1,670     $  1,657,878
      7.50%, 08/01/29          1,862        1,869,680
                                         ------------
                                            3,527,558
                                         ------------
    Federal National
      Mortgage Assoc.
      5.16%, 11/01/99         10,326       10,326,000
      6.00%, 10/01/28          1,585        1,478,399
      6.50%, 08/15/04-
         01/01/28              3,924        3,814,540
      7.00%, 05/01/11-
         07/01/29              1,926        1,906,458
      7.50%, 09/01/14-
         07/01/29              1,489        1,497,094
                                         ------------
                                           19,022,491
                                         ------------
    Government National
      Mortgage Assoc.
      6.00%, 08/15/28            192          178,446
      6.50%, 05/15/28            239          228,581
                                         ------------
                                              407,027
                                         ------------
  (Cost $23,195,479)                       22,957,076
                                         ------------
U.S. TREASURY OBLIGATIONS -- 11.5%
    U.S. Treasury Bonds
      7.875%, 02/15/21         1,900        2,196,230
      5.25%, 11/15/28-
         02/15/29                300          259,553
                                         ------------
                                            2,455,783
                                         ------------
    U.S. Treasury Notes
      5.875%, 09/30/02           200          200,014
      5.75%, 11/30/02-
         08/15/03              3,050        3,036,307
      6.00%, 07/31/02-
         08/15/04                250          250,781
      6.625%, 07/31/01-
         05/15/06              2,500        2,583,813
      4.75%, 11/15/08          1,700        1,537,903
      5.50%, 03/31/00-
         05/15/09              4,900        4,883,749
                                         ------------
                                           12,492,567
                                         ------------
  (Cost $15,217,537)                       14,948,350
                                         ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%
    Case Equipment Loan
      Trust Series 1998-B
      Cl-A4
      5.92%, 10/15/05            200          197,293
    CIT RV Trust Series
      1998-A Cl-A4
      6.09%, 02/15/12            100           98,488
    Comed Transitional
      Funding Trust Series
      1998-1 Cl-A6
      5.63%, 06/25/09            100           94,037

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
    General Motors
      Acceptance Corp.
      Series 1999-Cl
      Cl-A2
      6.17%, 05/15/33        $   150     $    139,022
    Morgan Stanley Capital
      I 1998-WF1 Cl-A2
      6.55%, 12/15/07            500          479,447
    Nationslink Funding
      Corp. Series 1998-2
      Cl-A1
      6.001%, 11/20/07            94           90,511
    Nationslink Funding
      Corp. Series 1999-1
      Cl-A2
      6.316%, 11/20/08           250          235,776
                                         ------------
  (Cost $1,382,987)                         1,334,574
                                         ------------
                            PRINCIPAL
                            IN LOCAL
                            CURRENCY
                              (000)
                            ---------
FOREIGN BONDS -- 6.6%
  AUSTRALIA -- 0.2%
    Australian Government
      9.50%, 08/15/03            435          307,629
                                         ------------
  CANADA -- 0.3%
    Canadian Government
      5.00%, 03/15/00            440          299,124
      6.00%, 06/01/08            100           67,714
                                         ------------
                                              366,838
                                         ------------
  DENMARK -- 0.1%
    Kingdom of Denmark
      8.00%, 03/15/06            450           72,234
                                         ------------
  GERMANY -- 3.4%
    Deutschland Republic
      6.00%, 09/15/03          2,337        2,575,703
      4.12%, 07/04/08          1,900        1,849,216
                                         ------------
                                            4,424,919
                                         ------------
JAPAN -- 1.9%
    Japanese Government
      2.90%, 12/20/05        240,000        2,524,794
                                         ------------
  UNITED KINGDOM -- 0.7%
    United Kingdom
      Treasury
      9.00%, 10/13/08            450          904,844
                                         ------------
TOTAL FOREIGN BONDS
  (Cost $8,789,084)                         8,601,258
                                         ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund                2,276     $      2,276
    Temporary Investment
      Fund                     2,276            2,276
                                         ------------
  (Cost $4,552)                                 4,552
                                         ------------
TOTAL INVESTMENTS -- 98.7%
  (Cost $122,590,668)                     128,699,416
OTHER ASSETS LESS LIABILITIES -- 1.3%       1,703,195
                                         ------------
NET ASSETS -- 100.0%                     $130,402,611
                                         ============

Cash with an aggregate market value of $318,750 has been segregated with the custodian to cover margin requirements for the following open futures contracts at October 31, 1999:

                       EXPIRATION    NUMBER OF     UNREALIZED
DESCRIPTION              MONTH       CONTRACTS    APPRECIATION
-----------            ----------    ---------    ------------
S&P 500 Index            12/99           7          $173,100
S&P 500 Index            03/00           8            85,075
                                                    --------
                                                    $258,175
                                                    ========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.7% of net assets.

See Notes to Financial Statements.

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                PAR)
                               (000           VALUE
---------------------------------------------------
CORPORATE OBLIGATIONS -- 92.9%
  ADVERTISING -- 0.4%
    Outdoor Systems, Inc.
      9.375%, 10/15/06       $   75    $     78,000
      8.875%, 06/15/07          350         357,000
                                       ------------
                                            435,000
                                       ------------
  AEROSPACE -- 0.4%
    Anteon Corp.
      12.00%, 05/15/09          450         434,250
                                       ------------
  AUTOMOTIVE PARTS -- 3.0%
    Accuride Corp. Cl-B
      9.25%, 02/01/08           475         429,875
    Aftermarket Technology,
      Inc.
      12.00%, 08/01/04          100         101,000
    Aftermarket Technology,
      Inc. Cl-D
      12.00%, 08/01/04          325         328,250
    American Axle &
      Manufacturing, Inc.
      144A
      9.75%, 03/01/09           800         792,000
    French, (J.L.)
      Automotive Casting,
      Inc. 144A
      11.50%, 06/01/09          600         595,500
    HDA Parts System, Inc.
      144A
      12.00%, 08/01/05          250         241,250
    Lear Corp.
      9.50%, 07/15/06            50          50,625
      8.11%, 05/15/09 144A      700         672,315
    Oxford Automotive, Inc.
      10.125%, 06/15/07         300         271,500
                                       ------------
                                          3,482,315
                                       ------------
  BEVERAGES -- 0.7%
    National Wine & Spirits
      10.125%, 01/15/09         175         173,688
    Triarc Consumer
      Beverage Co. 144A
      10.25%, 02/15/09          625         593,750
                                       ------------
                                            767,438
                                       ------------
  BROADCASTING -- 6.5%
    Acme Television Co.
      Cl-B [STEP]
      10.635%, 09/30/04         575         508,875
    Big City Radio, Inc.
      [STEP]
      13.028%, 03/15/05         450         308,250
    Capstar Broadcasting
      Corp.
      9.25%, 07/01/07           100         102,500
    Chancellor Media Corp.
      9.00%, 10/01/08         1,425       1,467,750

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
    Chancellor Media Corp.
      L.A. Cl-B
      10.50%, 01/15/07       $   50    $     54,500
      8.75%, 06/15/07            50          49,750
      8.125%, 12/15/07        1,525       1,509,749
    Cumulus Media, Inc.
      10.375%, 07/01/08         375         388,125

    Fox/Liberty Networks
      LLC
      8.875%, 08/15/07          400         406,000
      9.709%, 08/15/07
      [STEP]                    525         417,375
    Lamar Advertising
      8.625%, 09/15/07          100          98,500
    SFX Broadcasting, Inc.
      Cl-B
      10.75%, 05/15/06          200         223,834
    Sinclair Broadcasting
      Group, Inc.
      10.00%, 09/30/05          175         175,000
      9.00%, 07/15/07           425         399,500
      8.75%, 12/15/07           425         395,250
    UIH Australia Pacific,
      Inc. Cl-B [STEP]
      15.663%, 05/15/06         325         253,500
    United International
      Holdings, Inc. Cl-B
      [STEP]
      11.532%, 02/15/08       1,525         937,875
                                       ------------
                                          7,696,333
                                       ------------
  BUILDING MATERIALS -- 1.0%
    American Builders &
      Contractors Supply
      Co., Inc. Cl-B
      10.625%, 05/15/07         300         265,500
    Building Materials
      Holdings Corp.
      8.625%, 12/15/06          250         236,875
    Falcon Building
      Products, Inc. Cl-B
      [STEP]
      12.198%, 06/15/07         350         260,750
    Juno Lighting, Inc.
      144A
      11.875%, 07/01/09         150         135,750
    NCI Building Systems,
      Inc. Cl-B
      9.25%, 05/01/09           250         232,500
                                       ------------
                                          1,131,375
                                       ------------
  BUSINESS SERVICES -- 5.0%
    Dialog Corp. PLC Cl-A
      11.00%, 11/15/07          425         361,250
    e.spire Communications,
      Inc. [STEP]
      13.324%, 11/01/05         275         166,375

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
    Intermedia Communications,
    Inc. [STEP]
      9.733%, 05/15/06       $  100    $     82,500
      12.25%, 03/01/09        1,300         708,500
    Intermedia
      Communications, Inc.
      Cl-B
      10.56%, 07/15/07
      [STEP]                    850         590,750
      8.875%, 11/01/07           50          45,000
      8.60%, 06/01/08           275         243,375
    NEXTLINK
      Communications, Inc.
      9.00%, 03/15/08           150         141,375
      11.077%, 04/15/08
      [STEP]                    950         570,000
      10.75%, 06/01/09          500         511,250
      12.274%, 06/01/09
      [STEP]                  2,100       1,238,999
    Orion Network Systems
      11.25%, 01/15/07          450         335,250
    Sitel Corp.
      9.25%, 03/15/06           375         346,875
    U.S. Office Products
      Co.
      9.75%, 06/15/08           925         476,375
                                       ------------
                                          5,817,874
                                       ------------
  CABLE TELEVISION -- 6.0%
    Charter Communication
      Holdings LLC [STEP]
      9.92%, 04/01/11           775         461,125
    CSC Holdings, Inc.
      9.25%, 11/01/05           500         510,000
      9.875%, 05/15/06          400         414,000
      7.875%, 12/15/07           50          49,544
      9.875%, 02/15/13          300         312,000
    Diamond Holdings Co.
      PLC
      9.125%, 02/01/08          200         199,000
    Echostar DBS Corp.
      9.375%, 02/01/09        1,325       1,318,374
    International CableTel,
      Inc. Cl-B [STEP]
      9.743%, 02/01/06          125         110,313
    Lenfest Communications,
      Inc.

      8.375%, 11/01/05          150         154,125
    Pegasus Communications
      Corp. Cl-B
      9.625%, 10/15/05        1,000         975,000
      9.75%, 12/01/06           225         219,375
    Telewest Communications
      PLC
      10.802%, 10/01/07
      [STEP]                    800         733,000
      11.25%, 11/01/08          200         217,000
      9.25%, 04/15/09
      [STEP] 144A               600         367,500

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
    United Pan-Europe
      Communication Corp.
      [STEP] 144A
      12.446%, 08/01/09      $1,800    $    954,000
      13.375%, 11/01/09         375         198,750
                                       ------------
                                          7,193,106
                                       ------------
  CAPITAL GOODS -- 0.1%
    Buckeye Cellulose Corp.
      9.25%, 09/15/08           100         100,500
                                       ------------
  CHEMICALS -- 4.3%
    General Chemical
      Industry Products,
      Inc. 144A
      10.625%, 05/01/09         500         488,750
    Huntsman Corp. 144A
      9.50%, 07/01/07           625         581,250
    Huntsman ICI Chemicals
      144A
      10.125%, 07/01/09         400         402,000
    ISP Holdings, Inc. Cl-B
      9.00%, 10/15/03           400         391,000
    Lyondell Chemical Co.
      9.625%, 05/01/07 144A     150         150,375
      10.875%, 05/01/09       1,075       1,075,000
    Polymer Group, Inc.
      Cl-B
      9.00%, 07/01/07           550         529,375
      8.75%, 03/01/08           750         706,875
    Sterling Chemicals,
      Inc.
      12.375%, 07/15/06
      144A                      175         170,625
      11.75%, 08/15/06          450         285,750
    Texas Petrochemical
      Corp.
      11.125%, 07/01/06         300         244,500
                                       ------------
                                          5,025,500
                                       ------------
  CLOTHING & APPAREL -- 0.6%
    Boyds Collection Ltd.
      9.00%, 05/15/08            90          87,975
    GFSI, Inc. Cl-B
      9.625%, 03/01/07          475         315,875
    Pillowtex Corp.
      10.00%, 11/15/06          150          54,750
    Pillowtex Corp. Cl-B
      9.00%, 12/15/07           575         204,125
                                       ------------
                                            662,725
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 0.3%
    Alvey Systems, Inc.
      11.375%, 01/31/03          35          35,875
    DIVA Systems Corp. Cl-B
      [STEP]
      11.851%, 03/01/08         100          28,500
    Verio, Inc.
      11.25%, 12/01/08          250         262,188
                                       ------------
                                            326,563
                                       ------------

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
  CONGLOMERATES -- 0.3%
    Eagle-Picher
      Industries, Inc.
      9.375%, 03/01/08       $  400    $    342,000
                                       ------------
  CONSTRUCTION -- 0.8%
    Building Materials
      Holdings Corp. Cl-B
      8.00%, 10/15/07           100          91,250
    Formica Corp.
      10.875%, 03/01/09         425         384,625
    MMI Products, Inc. Cl-B
      11.25%, 04/15/07          400         408,000
                                       ------------
                                            883,875
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 3.3%
    Albecca, Inc.
      10.75%, 08/15/08          350         253,750
    Amscan Holdings, Inc.
      9.875%, 12/15/07          425         346,375
    Chattem, Inc. Cl-B
      8.875%, 04/01/08          550         492,250
    Collins & Aikman Floor
      Coverings Corp.
      10.00%, 01/15/07          150         145,500
    Collins & Aikman
      Products Corp.
      11.50%, 04/15/06          450         430,875
    Diamond Brands
      Operating, Inc.
      10.125%, 04/15/08          50          38,750
      12.83%, 04/15/09
      [STEP]                     50           9,250
    Glenoit Corp.
      11.00%, 04/15/07          175          97,125
    NBTY, Inc. Cl-B
      8.625%, 09/15/07          400         342,000
    Playtex Family Products
      Corp.
      9.00%, 12/15/03           450         444,375
    Revlon Consumer
      Products Corp.
      8.625%, 02/01/08        1,500         817,500
    Sleepmaster, Inc. 144A
      11.00%, 05/15/09          150         150,750
    Volume Services America
      11.25%, 03/01/09          250         247,500
                                       ------------
                                          3,816,000
                                       ------------
  CONTAINERS & PACKAGING -- 1.1%
    Owens-Illinois, Inc.
      8.10%, 05/15/07           250         241,565
    Packaging Corp. of
      America, Inc. 144A
      9.625%, 04/01/09          250         250,000

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
    Russell Stanley
      Holdings, Inc.
      10.875%, 02/15/09      $  300    $    274,500
    Stone Container Corp.
      12.25%, 04/01/02          400         404,000
    Tekni-Plex, Inc. Cl-B
      9.25%, 03/01/08           150         144,000
                                       ------------
                                          1,314,065
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.3%
    Amphenol Corp.
      9.875%, 05/15/07          450         452,250
    SCG Holdings Corp. 144A
      12.00%, 08/01/09          250         256,250
    Viasystems, Inc. Cl-B
      9.75%, 06/01/07           100          80,500
    WESCO Distribution,
      Inc. Cl-B
      9.125%, 06/01/08          800         720,000
                                       ------------
                                          1,509,000
                                       ------------
  ENTERTAINMENT & LEISURE -- 3.4%
    AMF Group, Inc. [STEP]
      16.056%, 03/15/06         512         258,560
    Florida Panthers
      Holdings, Inc.
      9.875%, 04/15/09          700         661,500
    Premier Parks, Inc.
      9.25%, 04/01/06            75          71,813
      9.75%, 06/15/07           500         493,750
      10.321%, 04/01/08
      [STEP]                  2,150       1,408,249
    Regal Cinemas, Inc.
      9.50%, 06/01/08         1,125         860,625
    True Temper Sports,
      Inc.
      10.875%, 12/01/08         225         215,438
                                       ------------
                                          3,969,935
                                       ------------
  ENVIRONMENTAL SERVICES -- 2.3%
    Allied Waste North
      America Co. 144A
      10.00%, 08/01/09        1,475       1,261,125
    Allied Waste North
      America Co. Cl-B
      7.625%, 01/01/06        1,100         959,750
      7.875%, 01/01/09          525         444,938
                                       ------------
                                          2,665,813
                                       ------------
  FARMING & AGRICULTURE -- 0.1%
    Royster-Clark, Inc.
      144A
      10.25%, 04/01/09          125         113,125
                                       ------------
  FINANCIAL -- BANK & TRUST -- 1.3%
    GS Escrow Corp.
      7.125%, 08/01/05        1,300       1,195,441
    RBF Finance Co.
      11.375%, 03/15/09         350         371,000
                                       ------------
                                          1,566,441
                                       ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
FINANCIAL SERVICES -- 0.6%
    Caithness Coso Fund
      Corp. 144A
      9.05%, 12/15/09        $  500    $    495,000
    Unilab Finance Corp.
      144A
      12.75%, 10/01/09          250         251,250
                                       ------------
                                            746,250
                                       ------------
  FOOD -- 2.6%
    Agrilink Foods, Inc.
      11.875%, 11/01/08         500         445,000
    Ameriserv Food
      Distributor, Inc.
      8.875%, 10/15/06          100          65,500
      10.125%, 07/15/07       1,025         497,125
    Aurora Foods, Inc.
      9.875%, 02/15/07          250         255,625
    Dominos, Inc. Cl-B
      10.375%, 01/15/09         400         367,000
    Eagle Family Foods,
      Inc. Cl-B
      8.75%, 01/15/08           600         465,000
    International Home
      Foods, Inc.
      10.375%, 11/01/06         850         875,500
    Jitney-Jungle Stores,
      Inc.+
      10.375%, 09/15/07         150           3,750
    Nebco Evans Holding Co.
      [STEP]
      10.875%, 07/15/07         125          38,125
                                       ------------
                                          3,012,625
                                       ------------
  FURNITURE -- 0.2%
    Sealy Mattress Co. Cl-B
      9.875%, 12/15/07           50          48,750
      10.95%, 12/15/07
      [STEP]                    350         236,250
                                       ------------
                                            285,000
                                       ------------
  HEALTHCARE SERVICES -- 3.4%
    Alliance Imaging, Inc.
      9.625%, 12/15/05          450         492,750
    Columbia HCA
      Healthcare, Inc.
      6.91%, 06/15/05           800         724,560
    Everest Healthcare
      Services, Inc.
      9.75%, 05/01/08           225         204,750
    Genesis Health
      Ventures, Inc.
      9.25%, 10/01/06           200          71,000
      9.875%, 01/15/09          150          56,250
    Hudson Respiratory
      Care, Inc.
      9.125%, 04/15/08          250         196,250

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
    Tenet Healthcare Corp.
      8.00%, 01/15/05        $  850    $    799,000
      8.625%, 01/15/07          400         376,000
      7.625%, 06/01/08          100          88,500
      8.125%, 12/01/08        1,125       1,023,750
                                       ------------
                                          4,032,810
                                       ------------
  INDUSTRIAL PRODUCTS -- 1.3%
    Continental Global
      Group, Inc. Cl-B
      11.00%, 04/01/07          100          55,500
    Hexcel Corp.
      9.75%, 01/15/09           475         391,875
    ISG Resources, Inc.
      10.00%, 04/15/08          300         268,500
    Simmons Co.
      10.25%, 03/15/09           75          74,250
    United Industries Corp.
      144A
      9.875%, 04/01/09          300         270,000
    URS Corp. Series B 144A
      12.25%, 05/01/09          425         431,375
                                       ------------
                                          1,491,500
                                       ------------
  MACHINERY & EQUIPMENT -- 2.4%
    Blount, Inc. 144A
      13.00%, 08/01/09          425         438,813
    Clark Materials
      Handling Corp. Cl-D
      10.75%, 11/15/06          150         101,250
    Columbus McKinnon Corp.
      8.50%, 04/01/08           150         126,750
    National Equipment
      Services, Inc. Cl-B
      10.00%, 11/30/04           50          49,250
    National Equipment
      Services, Inc. Cl-D
      10.00%, 11/30/04          475         467,875
    Nationsrent, Inc.
      10.375%, 12/15/08         450         435,375
    United Rentals, Inc.
      9.25%, 01/15/09         1,075         986,312
    Wec Co. 144A
      12.00%, 07/15/09          250         236,250
                                       ------------
                                          2,841,875
                                       ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 2.5%
    CONMED Corp.
      9.00%, 03/15/08           625         559,375
    Dade International,
      Inc. Cl-B
      11.125%, 05/01/06         475         491,625

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
    Fisher Scientific
      International, Inc.
      9.00%, 02/01/08        $  500    $    472,500
      9.00%, 02/01/08           725         685,125
    Hanger Orthopedic
      Group, Inc. 144A
      11.25%, 06/15/09          250         243,750
    Kinetic Concepts, Inc.
      Cl-B
      9.625%, 11/01/07          725         474,875
                                       ------------
                                          2,927,250
                                       ------------
  METALS & MINING -- 2.8%
    AEI Resources, Inc.
      144A
      10.50%, 12/15/05          450         398,250
      11.50%, 12/15/06          300         262,500
    California Steel
      Industries 144A
      8.50%, 04/01/09           300         286,500
    Euramax International
      PLC
      11.25%, 10/01/06          350         351,750
    Metals USA, Inc.
      8.625%, 02/15/08          525         472,499
    Murrin Murrin Holdings
      PTY
      9.375%, 08/31/07          300         259,500
    National Steel Corp.
      Cl-D
      9.875%, 03/01/09          300         298,500
    Neenah Corp.
      11.125%, 05/01/07         375         347,813
    Neenah Corp. Cl-B
      11.125%, 05/01/07         225         208,688
    Republic Technologies,
      Inc. 144A
      13.75%, 07/15/09          400         372,000
    Ryerson Tull, Inc.
      8.50%, 07/15/01            50          50,202
                                       ------------
                                          3,308,202
                                       ------------
  OFFICE EQUIPMENT -- 0.3%
    Buhrmann U.S., Inc.
      144A
      12.25%, 11/01/09          400         398,000
                                       ------------
  OIL & GAS -- 2.8%
    Comstock Resources,
      Inc. 144A
      11.25%, 05/01/07          200         207,500
    Continental Resources,
      Inc.
      10.25%, 08/01/08          375         315,000
    Forcenergy, Inc.+
      8.50%, 02/15/07           300         247,500
    Forest Oil Corp.
      10.50%, 01/15/06          300         307,500
    Houston Exploration Co.
      Cl-B
      8.625%, 01/01/08          200         192,000

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
    Pogo Producing Co. Cl-B
      10.375%, 02/15/09      $  250    $    260,000
    Pride Petroleum
      Services, Inc.
      9.375%, 05/01/07          350         349,125
    R&B Falcon Corp.
      12.25%, 03/15/06          500         530,000
    Triton Energy Ltd.
      8.75%, 04/15/02           575         567,813
    Universal Compression
      Holdings [STEP]
      9.665%, 02/15/08          325         201,500
      12.454%, 02/15/09         100          55,500
                                       ------------
                                          3,233,438
                                       ------------
  PRINTING & PUBLISHING -- 0.9%
    Garden State
      Newspapers, Inc. Cl-B
      8.75%, 10/01/09           475         440,563
    Hollinger International
      Publishing Co.
      9.25%, 02/01/06-
      03/15/07                  425         418,625
    Ziff-Davis, Inc.
      8.50%, 05/01/08           150         139,875
                                       ------------
                                            999,063
                                       ------------
  RAILROADS -- 0.2%
    Railworks Corp.
      11.50%, 04/15/09          250         243,750
                                       ------------
  REAL ESTATE -- 1.3%
    HMH Properties, Inc.
      Cl-A
      7.875%, 08/01/05          400         370,000
    HMH Properties, Inc.
      Cl-B
      7.875%, 08/01/08          825         726,000
    HMH Properties, Inc.
      Cl-C
      8.45%, 12/01/08           450         409,500
                                       ------------
                                          1,505,500
                                       ------------
  RESTAURANTS -- 0.5%
    Advantica Restaurant
      Group, Inc.
      11.25%, 01/15/08          250         201,250
    Carrols Corp.
      9.50%, 12/01/08           450         374,625
                                       ------------
                                            575,875
                                       ------------
  RETAIL & MERCHANDISING -- 0.1%
    Community Distributors,
      Inc. Cl-B
      10.25%, 10/15/04          200         171,000
                                       ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
SEMICONDUCTORS -- 0.5%
    Fairchild Semiconductor
      Corp.
      10.375%, 10/01/07
      144A                   $  150    $    150,750
      10.75%, 04/15/09          550         475,750
                                       ------------
                                            626,500
                                       ------------
  TELECOMMUNICATIONS -- 24.4%
    American Cellular Corp.
      10.50%, 05/15/08          500         540,000
    Arch Communications,
      Inc.
      12.75%, 07/01/07          150         105,750
    Call-Net Enterprises,
      Inc. [STEP]
      8.949%, 08/15/07          425         278,375
      9.441%, 08/15/08          425         252,875
      11.162%, 05/15/09       1,700         964,750
    Centennial Cellular
      Corp.
      10.75%, 12/15/08          500         525,000
    Crown Castle
      International Corp.
      [STEP]
      10.483%, 05/15/11       1,100         654,500
      11.272%, 08/01/11
      144A                    1,000         600,000
    Dolphin Telecom PLC
      [STEP] 144A
      14.00%, 05/15/09          600         240,000
    Hermes Europe Railtel
      BV, Inc.
      11.50%, 08/15/07          750         750,000
      10.375%, 01/15/09         350         334,250
    ICG Holdings, Inc.
      [STEP]
      11.727%, 05/01/06         500         383,265
      10.82%, 03/15/07          525         345,471
    IXC Communications,
      Inc.
      9.00%, 04/15/08           500         500,000
    Lenfest Communications,
      Inc.
      8.25%, 02/15/08           250         251,250
    Level 3 Communications,
      Inc.
      9.125%, 05/01/08        1,500       1,406,250
      10.79%, 12/01/08
      [STEP]                  2,350       1,427,625
    McLeodUSA, Inc.
      9.918%, 03/01/07
      [STEP]                    875         693,438
      8.375%, 03/15/08          150         141,000
      8.125%, 02/15/09          700         651,000
    MetroNet Communications
      Corp. [STEP]
      10.282%, 06/15/08       1,000         782,500

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
    Millicom International
      Cellular, Inc. [STEP]
      13.416%, 06/01/06      $  850    $    620,500
    Nextel Communications,
      Inc. [STEP]
      10.845%, 09/15/07         700         528,500
      10.628%, 02/15/08       2,650       1,894,749
    Nextel International,
      Inc. [STEP]
      12.125%, 04/15/08          50          26,261
    Nextel Partners, Inc.
      [STEP]
      13.273%, 02/01/09         400         250,000
    NTL Communications
      Corp. Cl-B
      11.50%, 10/01/08          650         698,750
    NTL, Inc. Cl-B [STEP]
      10.369%, 04/01/08       2,125       1,444,999
      10.732%, 10/01/08       1,800       1,233,000
    Orange PLC
      8.00%, 08/01/08           550         551,375
    Paging Network, Inc.
      10.125%, 08/01/07          50          15,750
      10.00%, 10/15/08          325         102,375
    Pathnet, Inc.
      12.25%, 04/15/08          100          58,500
    PSINet, Inc.
      11.50%, 11/01/08          325         338,000
      11.00%, 08/01/09 144A     600         618,000
    PSINet, Inc. Cl-B
      10.00%, 02/15/05          425         418,625
    Qwest Communications
      International, Inc.
      [STEP]
      8.24%, 10/15/07           700         553,000
    RCN Corp. [STEP]
      12.214%, 10/15/07       1,050         732,375
    Rogers Cantel, Inc.
      8.80%, 10/01/07           225         227,250
    Telecommunications
      Techniques Co.
      9.75%, 05/15/08         1,200       1,146,000
    Telesystem
      International
      Wireless, Inc. Cl-B
      [STEP]
      14.691%, 06/30/07         800         412,000
      10.352%, 11/01/07          75          32,625
    Teligent, Inc.
      11.50%, 12/01/07          600         555,000
    Teligent, Inc. Cl-B
      [STEP]
      14.947%, 03/01/08         650         347,750
    Tritel PCS, Inc. [STEP]
      144A
      12.75%, 05/15/09          450         273,375
    Triton PCS, Inc. [STEP]
      13.458%, 05/01/08         725         503,875
    U.S. Unwired, Inc.
      [STEP] 144A
      13.375%, 11/01/09         500         263,750

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
    US Xchange LLC
      15.00%, 07/01/08       $  400    $    393,000
    Viatel, Inc.
      11.25%, 04/15/08           75          71,625
      13.739%, 04/15/08
      [STEP]                  1,800       1,053,000
      11.50%, 03/15/09          100          97,000
    Williams Communications
      Group, Inc.
      10.875%, 10/01/09         875         903,438
    Winstar Communications,
      Inc. [STEP]
      8.386%, 03/15/08          625         553,125
                                       ------------
                                         28,744,871
                                       ------------
  TRANSPORTATION -- 2.7%
    Allied Holdings, Inc.
      Cl-B
      8.625%, 10/01/07          400         350,000
    Ameritruck Distribution
      Corp. Cl-B+*
      12.25%, 11/15/05           50           2,750
    Avis Rent A Car, Inc.
      144A
      11.00%, 05/01/09          350         362,250
    Gearbulk Holding Ltd.
      11.25%, 12/01/04          525         531,563
    Holt Group
      9.75%, 01/15/06           100          68,500
    Johnstown America
      Industries, Inc.
      11.75%, 08/15/05          250         255,625
    Motor Coach Industries,
      Inc. 144A
      11.25%, 05/01/09          400         404,000
    Stena AB
      10.50%, 12/15/05          350         343,875
      8.75%, 06/15/07           900         803,250
    Stena Line AB
      10.625%, 06/01/08         100          70,250
                                       ------------
                                          3,192,063
                                       ------------
  UTILITIES -- 1.2%
    CMS Energy Corp.
      7.50%, 01/15/09           525         483,121
    El Paso Electric Co.
      Cl-E
      9.40%, 05/01/11           300         327,609
    International Utility
      Structures, Inc.
      10.75%, 02/01/08          125         113,125
    Niagara Mohawk Power
      Corp. Cl-H [STEP]
      7.788%, 07/01/10          650         491,829
                                       ------------
                                          1,415,684
                                       ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $117,522,685)                   109,004,489
                                       ------------

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
COMMON STOCK -- 0.0%
  COMPUTER SERVICES & SOFTWARE -- 0.0%
    Diva Systems Corp.
      Warrants*                 300           2,400
                                       ------------
  OIL & GAS -- 0.0%
    R&B Falcon Corp.
      Warrants 144A*            275          55,137
                                       ------------
  TELECOMMUNICATIONS -- 0.0%
    Pathnet, Inc. Warrants
      144A*                     100           1,013
                                       ------------
TOTAL COMMON STOCK
  (Cost $0)                                  58,550
                                       ------------
PREFERRED STOCK -- 2.5%
  BROADCASTING -- 0.9%
    Benedek Communications
      Corp.
      11.50% [PIK]              100          77,500
    Capstar Communications,
      Inc. Cl-E
      12.625% [PIK]             564          67,963
    Cumulus Media, Inc.
      Cl-A
      13.75%                    278         304,410
    Sinclair Capital Cl-A
      $11.625                 5,600         562,800
                                       ------------
                                          1,012,673
                                       ------------
  CONTAINERS & PACKAGING -- 0.1%
    Packaging Corp of
      America, Inc.
      12.375% [PIK] 144A        793          84,653
                                       ------------
  FOOD -- 0.0%
    Nebco Evans Holding Co.
      11.25% [PIK]              645          19,673
                                       ------------
  HEALTHCARE SERVICES -- 0.0%
    River Holding Corp.
      Cl-B
      11.50% [PIK]              592          40,348
                                       ------------
  OIL & GAS -- 0.4%
    R&B Falcon Corp.
      13.875% [PIK]             425         419,418
                                       ------------
  PRINTING & PUBLISHING -- 1.1%
    Primedia, Inc. Cl-D
      10.00%                  5,700         561,449
    Primedia, Inc. Cl-F
      9.20%                   2,950         275,825
    Primedia, Inc. Cl-H
      8.625%                  5,250         454,125
                                       ------------
                                          1,291,399
                                       ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
    Nextel Communications,
      Inc. Cl-E
      11.125% [PIK]              25    $     25,875
                                       ------------
TOTAL PREFERRED STOCK
  (Cost $3,078,123)                       2,894,039
                                       ------------
                              PAR
                             (000)
                             -----
REPURCHASE AGREEMENTS -- 2.7%
  Greenwich Capital
    Markets, Inc., 5.15%,
    dated 10/29/99,
    maturing 11/01/99,
    repurchase price
    $3,182,365,
    (Collateralized by U.S.
    Treasury Notes, 5.75%,
    par value $3,187,000,
    market value
    $3,239,293, due
    11/30/02)
  (Cost $3,181,000)          $3,181       3,181,000
                                       ------------

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund                 518    $        518
    Temporary Investment
      Fund                      518             518
                                       ------------
  (Cost $1,036)                               1,036
                                       ------------
TOTAL INVESTMENTS -- 98.1%
  (Cost $123,782,844)                   115,139,114
OTHER ASSETS LESS
  LIABILITIES -- 1.9%                     2,198,154
                                       ------------
NET ASSETS -- 100.0%                   $117,337,268
                                       ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.
+ Illiquid security. At the end of the year these securities amounted to 0.2% of net assets.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 12.9% of net assets.

See Notes to Financial Statements.

ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
COMMON STOCK -- 83.0%
  BROADCASTING -- 1.4%
    Infinity Broadcasting
      Corp.*                  24,500    $   846,781
                                        -----------
  CLOTHING & APPAREL -- 1.9%
    Abercrombie & Fitch Co.
      Cl-A*                   18,900        515,025
    Intimate Brands, Inc.     14,450        592,450
                                        -----------
                                          1,107,475
                                        -----------
  COMPUTER HARDWARE -- 3.3%
    Apple Computer, Inc.*      8,000        641,000
    Dell Computer Corp.*      11,700        469,463
    EMC Corp.*                11,400        832,200
                                        -----------
                                          1,942,663
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 10.6%
    America Online, Inc.*      9,200      1,193,125
    At Home Corp.*            11,200        418,600
    Cisco Systems, Inc.*      20,000      1,480,000
    Citrix Systems, Inc.*      8,000        513,000
    Compuware Corp.*          18,600        517,313
    Microsoft Corp.*          23,100      2,138,193
                                        -----------
                                          6,260,231
                                        -----------
  CONGLOMERATES -- 4.1%
    Tyco International Ltd.   61,000      2,436,188
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 6.4%
    E-Tek Dynamics, Inc.*      7,000        466,375
    Sanmina Corp.*             5,000        450,313
    Solectron Corp.*           9,900        744,975
    Tandy Corp.*              33,500      2,108,406
                                        -----------
                                          3,770,069
                                        -----------
  ENTERTAINMENT & LEISURE -- 0.5%
    Royal Caribbean Cruises
      Ltd.                     6,000        318,375
                                        -----------
  FINANCIAL -- BANK & TRUST -- 1.0%
    Fifth Third Bancorp        7,800        575,738
                                        -----------
  FINANCIAL SERVICES -- 3.8%
    Citigroup, Inc.           13,000        703,625
    Merrill Lynch & Co.,
      Inc.                     6,500        510,250
    Schwab, (Charles) Corp.   26,000      1,012,375
                                        -----------
                                          2,226,250
                                        -----------
  HEALTHCARE SERVICES -- 1.9%
    Amgen, Inc.*              14,000      1,116,500
                                        -----------
  INSURANCE -- 2.8%
    American International
      Group, Inc.             16,100      1,657,294
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 0.9%
    Medtronic, Inc.           16,000        554,000
                                        -----------

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
  OIL & GAS -- 2.5%
    Mobil Corp.               15,100    $ 1,457,150
                                        -----------
  PHARMACEUTICALS -- 4.7%
    Biogen, Inc.*             16,300      1,208,238
    Genentech, Inc.*           2,000        291,500
    IDEC Pharmaceuticals
      Corp.*                   2,000        232,375
    Immunex Corp.*             4,000        252,000
    Waters Corp.*             15,200        807,500
                                        -----------
                                          2,791,613
                                        -----------
  PRINTING & PUBLISHING -- 2.3%
    Lexmark International
      Group, Inc. Cl-A*       17,200      1,342,675
                                        -----------
  RESTAURANTS -- 0.5%
    Outback Steakhouse,
      Inc.*                   12,800        294,400
                                        -----------
  RETAIL & MERCHANDISING -- 14.1%
    Bed, Bath & Beyond,
      Inc.*                    8,000        266,500
    Best Buy Co., Inc.*       27,900      1,550,193
    CVS Corp.                 20,200        877,438
    Gap, Inc.                 16,850        625,556
    Home Depot, Inc.          19,200      1,449,600
    Kohl's Corp.*             20,100      1,503,730
    Tiffany & Co.             20,500      1,219,750
    Wal-Mart Stores, Inc.     14,900        851,163
                                        -----------
                                          8,343,930
                                        -----------
  SEMICONDUCTORS -- 10.9%
    Intel Corp.               15,000      1,161,563
    JDS Uniphase Corp.*       23,000      3,838,124
    Vitesse Semiconductor
      Corp.*                  32,000      1,468,000
                                        -----------
                                          6,467,687
                                        -----------
  TELECOMMUNICATIONS -- 6.8%
    Lucent Technologies,
      Inc.                    16,100      1,034,425
    MCI WorldCom, Inc.*        8,000        686,500
    Nortel Networks Corp.     25,700      1,591,794
    Tellabs, Inc.*            11,000        695,750
                                        -----------
                                          4,008,469
                                        -----------
  UTILITIES -- 2.6%
    AES Corp.*                10,000        564,375
    Enron Corp.               23,600        942,525
                                        -----------
                                          1,506,900
                                        -----------
TOTAL COMMON STOCK
  (Cost $43,352,963)                     49,024,388
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.7%
    Temporary Investment
      Cash Fund              2,858,963  $ 2,858,963
    Temporary Investment
      Fund                   2,858,963    2,858,962
                                        -----------
  (Cost $5,717,925)                       5,717,925
                                        -----------
TOTAL INVESTMENTS -- 92.7%
  (Cost $49,070,888)                     54,742,313
OTHER ASSETS LESS
  LIABILITIES -- 7.3%                     4,329,728
                                        -----------
NET ASSETS -- 100.0%                    $59,072,041
                                        ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

ASAF LORD ABBETT
GROWTH AND INCOME FUND

----------------------------------------------------
                              SHARES           VALUE
----------------------------------------------------
COMMON STOCK -- 94.5%
  AEROSPACE -- 0.6%
    AlliedSignal, Inc.        15,000    $    854,063
                                        ------------
  AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co.            27,000       1,481,625
                                        ------------
  BROADCASTING -- 1.4%

    CBS Corp.*                40,000       1,952,500
                                        ------------
  CHEMICALS -- 2.9%
    Dow Chemical Co.          18,000       2,128,500
    Rohm & Haas Co.           50,000       1,912,500
                                        ------------
                                           4,041,000
                                        ------------
  COMPUTER HARDWARE -- 2.6%
    Apple Computer, Inc.*     12,000         961,500
    International
      Business Machines
      Corp.                   27,000       2,656,125
                                        ------------
                                           3,617,625
                                        ------------
  COMPUTER SERVICES & SOFTWARE -- 7.5%
    Cadence Design
      Systems, Inc.*         105,000       1,594,688
    First Data Corp.          35,000       1,599,063
    Oracle Corp.*             35,000       1,664,688
    Sun Microsystems,
      Inc.*                   35,000       3,703,437
    Unisys Corp.*             85,000       2,061,249
                                        ------------
                                          10,623,125
                                        ------------
  CONGLOMERATES -- 1.1%
    Minnesota Mining &
      Manufacturing Co.       17,000       1,616,063
                                        ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.5%
    Emerson Electric Co.      35,000       2,102,188
    Honeywell, Inc.           20,000       2,108,750
    Texas Instruments,
      Inc.                    40,000       3,590,000
                                        ------------
                                           7,800,938
                                        ------------
  FINANCIAL -- BANK & TRUST -- 7.9%
    Bank One Corp.            60,000       2,253,750
    BankAmerica Corp.         20,000       1,287,500
    Chase Manhattan Corp.     30,000       2,621,250
    Fleet Boston Corp.        55,000       2,399,375
    Wells Fargo & Co.         55,000       2,633,124
                                        ------------
                                          11,194,999
                                        ------------
  FINANCIAL SERVICES -- 1.2%
    Morgan Stanley, Dean
      Witter & Co.            15,000       1,654,688
                                        ------------
  FOOD -- 3.3%
    Heinz, (H.J.) Co.         45,000       2,148,750
    Ralston Purina Group      80,000       2,515,000
                                        ------------
                                           4,663,750
                                        ------------

----------------------------------------------------
                             SHARES         VALUE
----------------------------------------------------
  HEALTHCARE SERVICES -- 1.2%
    Columbia HCA
      Healthcare Corp.        70,000    $  1,688,750
                                        ------------
  INSURANCE -- 8.4%
    Ace Ltd.                 110,000       2,138,125
    Aetna, Inc.               45,000       2,261,250
    American General
      Corp.                   45,000       3,338,437
    AON Corp.                 75,000       2,662,500
    CIGNA Corp.               20,000       1,495,000
                                        ------------
                                          11,895,312
                                        ------------
  MACHINERY & EQUIPMENT -- 2.4%
    Black & Decker Corp.      30,000       1,290,000
    Deere & Co.               58,000       2,102,500
                                        ------------
                                           3,392,500
                                        ------------
  METALS & MINING -- 3.3%
    Alcoa, Inc.               45,000       2,733,750
    Phelps Dodge Corp.        35,000       1,973,125
                                        ------------
                                           4,706,875
                                        ------------
  OIL & GAS -- 11.7%
    Atlantic Richfield
      Co.                     20,000       1,863,750
    BP Amoco PLC [ADR]        24,000       1,386,000
    Coastal Corp.             70,000       2,948,750
    Mobil Corp.               35,000       3,377,499
    Schlumberger Ltd.         35,000       2,119,688
    Texaco, Inc.              35,000       2,148,125
    Total SA [ADR]            40,000       2,667,500
                                        ------------
                                          16,511,312
                                        ------------
  PAPER & FOREST PRODUCTS -- 2.6%
    International Paper
      Co.                     70,000       3,683,750
                                        ------------
  PHARMACEUTICALS -- 4.5%
    American Home
      Products Corp.          70,000       3,657,500
    Pharmacia & Upjohn,
      Inc.                    50,000       2,696,875
                                        ------------
                                           6,354,375
                                        ------------
  PRINTING & PUBLISHING -- 3.2%
    Dow Jones & Co., Inc.     40,000       2,460,000
    Gannett Co., Inc.         26,000       2,005,250
                                        ------------
                                           4,465,250
                                        ------------
  RETAIL & MERCHANDISING -- 2.4%
    Consolidated Stores
      Corp.*                 100,000       1,831,250
    Federated Department
      Stores, Inc.*           38,000       1,622,125
                                        ------------
                                           3,453,375
                                        ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                              SHARES           VALUE
----------------------------------------------------
TELECOMMUNICATIONS -- 13.7%
    Alltel Corp.              36,000    $  2,997,000
    AT&T Corp.                70,000       3,272,499
    Bell Atlantic Corp.       42,000       2,727,375
    Loral Space and
      Communications*         90,000       1,355,625
    MCI WorldCom, Inc.*       35,000       3,003,438
    MediaOne Group, Inc.*     10,000         710,625
    QUALCOMM, Inc.*           13,000       2,895,750
    SBC Communications,
      Inc.                    50,000       2,546,875
                                        ------------
                                          19,509,187
                                        ------------
  UTILITIES -- 6.1%
    Carolina Power &
      Light Co.               50,000       1,725,000
    Dominion Resources,
      Inc.                    40,000       1,925,000
    Duke Energy Corp.         50,000       2,825,000
    FirstEnergy Corp.         85,000       2,215,313
                                        ------------
                                           8,690,313
                                        ------------
TOTAL COMMON STOCK
  (Cost $123,545,236)                    133,851,375
                                        ------------
PREFERRED STOCK -- 1.9%
  CONTAINERS & PACKAGING -- 0.7%
    Owens - Illinois,
      Inc.
      4.75% [CVT]             30,000         990,000
                                        ------------

----------------------------------------------------
                              SHARES        VALUE
----------------------------------------------------
  UTILITIES -- 1.2%
    Houston Industries,
      Inc.
      7.00% [CVT]             15,000    $  1,721,250
                                        ------------
TOTAL PREFERRED STOCK
  (Cost $2,678,608)                        2,711,250
                                        ------------
SHORT-TERM INVESTMENTS -- 6.1%
    Temporary Investment
      Cash Fund            4,333,783       4,333,783
    Temporary Investment
      Fund                 4,333,783       4,333,783
                                        ------------
  (Cost $8,667,566)                        8,667,566
                                        ------------
TOTAL INVESTMENTS -- 102.5%
  (Cost $134,891,410)                    145,230,191
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (2.5%)                        (3,519,528)
                                        ------------
NET ASSETS -- 100.0%                    $141,710,663
                                        ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

ASAF JANUS
OVERSEAS GROWTH FUND

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
FOREIGN STOCK -- 81.8%
  ARGENTINA -- 0.1%
    Telefonica SA [ADR]*        2,570   $    128,339
                                        ------------
  BRAZIL -- 1.0%
    Telecomunicacoes
      Brasileiras SA Pfd.
      [ADR]                    24,260      1,889,247
    Telesp Celular
      Participacoes SA
      [ADR]*                   30,385        748,231
                                        ------------
                                           2,637,478
                                        ------------
  CANADA -- 4.8%
    BCE, Inc.                  12,022        724,148
    Bombardier, Inc. Cl-B      30,035        529,885
    Corus Entertainment,
      Inc.*                    43,107        674,051
    Le Groupe Videotron
      Ltee                     60,602        865,213
    Nortel Networks Corp.      86,850      5,379,272
    OCI Communications,
      Inc.*                    91,079        743,047
    Rogers Communications,
      Inc. Cl-B*              107,792      2,183,833
    Shaw Communications,
      Inc. Cl-B                33,570      1,021,319
                                        ------------
                                          12,120,768
                                        ------------
  FINLAND -- 7.1%
    Nokia AB Oyj               33,093      3,784,671
    Nokia Corp. Cl-A [ADR]     72,085      8,330,323
    Sonera Group Oyj          176,125      5,285,064
    Talentum Oyj Cl-B          17,775        231,662
    Tieto Corp. Cl-B           16,811        583,083
                                        ------------
                                          18,214,803
                                        ------------
  FRANCE -- 7.8%
    Atos SA*                   25,741      3,295,307
    Cap Gemini SA*             10,304      1,559,522
    Carrefour Supermarche
      SA                       27,961      5,172,356
    STMicroelectronics NV*     41,279      3,622,754
    STMicroelectronics NV
      NY Reg.                  22,995      2,089,671
    Total Fina SA Cl-B         14,611      1,973,360
    Vivendi                    27,580      2,088,581
                                        ------------
                                          19,801,551
                                        ------------
  GERMANY -- 4.9%
    Intershop
      Communications AG*        5,068        625,889
    Mannesmann AG              56,681      8,739,585
    Marschollek,

      Lautenschlaeger und
      Partner AG Non-
      Voting Pfd.               8,409      1,765,887
    Porsche AG Pfd.               484      1,322,641
                                        ------------
                                          12,454,002
                                        ------------

----------------------------------------------------
                              SHARES        VALUE
----------------------------------------------------
  HONG KONG -- 3.5%
    China Telecom Ltd.*     2,307,000   $  7,898,326
    China Telecom Ltd.
      [ADR]*                      210         14,175
    Legend Holdings Ltd.*     968,000      1,034,092
                                        ------------
                                           8,946,593
                                        ------------
  INDIA -- 0.3%
    Reliance Industries
      [GDR] 144A*              62,694        771,763
                                        ------------
  ISRAEL -- 0.7%
    Check Point Software
      Technologies Ltd.         2,455        284,013
    Partner Communications
      Co. Ltd. [ADR]*          93,445      1,471,759
                                        ------------
                                           1,755,772
                                        ------------
  ITALY -- 1.2%
    Banca Popolare di
      Brescia                  19,683        832,684
    Gucci Group Designs         1,852        148,229
    Telecom Italia Mobile
      SPA                     197,816      1,235,012
    Unicredito Italiano
      SPA                     175,662        821,601
                                        ------------
                                           3,037,526
                                        ------------
  JAPAN -- 20.8%
    Fuji Bank Ltd.*           190,000      2,603,487
    Fujitsu Ltd.               48,000      1,444,231
    Internet Initiative,
      Inc. [ADR]*               6,800        365,500
    Ito-Yokado Co. Ltd.        11,000        879,072
    Kirin Brewery Co. Ltd.     67,000        766,558
    Matsushita Electric
      Industrial Co. Ltd.*      1,000        167,880
    NEC Corp.                 112,000      2,264,468
    Nippon Telegraph &
      Telephone Corp.             137      2,100,421
    NTT Data Corp.                 97      1,533,633
    NTT Mobile
      Communication
      Network, Inc.               704     18,686,078
    Rohm Co. Ltd.               1,900        425,115
    Softbank Corp.*            12,200      5,061,899
    Sony Corp.                 30,600      4,767,686
    Takeda Chemical
      Industries Ltd.          65,000      3,730,834
    Tokio Marine & Fire
      Insurance Co. Ltd.       31,000        405,471
    Tyco International
      Ltd.                    154,225      6,159,361
    Yamanouchi
      Pharmaceutical Co.
      Ltd.*                    42,000      1,903,602
                                        ------------
                                          53,265,296
                                        ------------
  KOREA -- 0.7%
    SK Telecom Co. Ltd.
      [ADR]                   145,364      1,898,817
                                        ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
MEXICO -- 1.7%
    Grupo Televisa SA
      [GDR]*                   37,795   $  1,606,288
    Telefonos de Mexico SA
      Cl-L [ADR]               32,095      2,744,122
                                        ------------
                                           4,350,410
                                        ------------
  NETHERLANDS -- 9.4%
    ASM Lithography
      Holding NV*              25,891      1,825,974
    ASM Lithography
      Holding NV NY Reg.*       4,320        313,740
    Equant NV*                  1,837        178,597
    Equant NV NY Reg.*          7,196        698,012
    Getronics NV               64,762      3,226,426
    Gucci Group NV NY Reg.     42,404      3,424,123
    Koninklijke (Royal)
      Philips Electronics
      NV                       47,190      4,835,906
    Koninklijke (Royal)
      Philips Electronics
      NV NY Reg.               20,389      2,119,182
    TNT Post Group NV         176,497      4,489,271
    United Pan-Europe
      Communications NV*       25,181      1,934,699
    Versatel Telecom
      International NV*        70,043        868,700
                                        ------------
                                          23,914,630
                                        ------------
  SINGAPORE -- 0.8%
    Development Bank of
      Singapore*               77,921        880,442
    Singapore Press
      Holdings Ltd.            68,000      1,164,776
                                        ------------
                                           2,045,218
                                        ------------
  SPAIN -- 1.0%
    Argentaria Caja Postal
      Y Banco Hipotecario
      de Espana SA              8,577        190,213
    Banco Bilbao Vizcaya
      SA                       28,744        386,101
    Banco Santander
      Central Hispano SA       32,673        338,945
    Tele Pizza SA*              1,947         10,396
    Telefonica SA              98,959      1,626,729
                                        ------------
                                           2,552,384
                                        ------------
SWEDEN -- 5.2%
    Assa Abloy AB Cl-B        276,452      3,070,487
    Ericsson, (L.M.)
      Telephone Co. [ADR]      70,730      3,023,708
    Ericsson, (L.M.)
      Telephone Co. Cl-B       70,363      2,921,037
    Securitas AB Cl-B         130,808      1,937,139
    WM-Data AB Cl-B            53,518      2,244,474
                                        ------------
                                          13,196,845
                                        ------------

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
  SWITZERLAND -- 0.8%
    ABB AG*                     9,776   $    984,824
    Julius Baer Holdings
      AG Cl-B                     347      1,044,138
                                        ------------
                                           2,028,962
                                        ------------
  TAIWAN -- 1.0%
    Taiwan Semiconductor
      Manufacturing Co.
      Ltd. [ADR]*              75,913      2,628,488
                                        ------------
  UNITED KINGDOM -- 9.0%
    Baltimore Technologies
      PLC*                     27,957        860,152
    Capita Group PLC           46,926        622,939
    CMG PLC*                   18,899        733,731
    Colt Telecom Group
      PLC*                    159,116      4,749,303
    Compass Group PLC         131,500      1,406,879
    Energis PLC*               13,770        438,574
    Hays PLC                   34,007        388,663
    Logica PLC                116,025      1,771,541
    Orange PLC*                35,307        878,880
    Prudential Corp. PLC*     121,071      1,896,266
    QXL Ltd.*                 175,077        598,988
    SEMA Group PLC            159,398      2,079,377
    Telewest
      Communications PLC*     390,993      1,669,718
    Telewest
      Communications PLC
      Rights*                  35,545         31,496
    Vodafone AirTouch PLC     789,590      3,666,666
    Vodafone AirTouch PLC
      [ADR]                    22,475      1,077,395
                                        ------------
                                          22,870,568
                                        ------------
TOTAL FOREIGN STOCK
  (Cost $167,384,585)                    208,620,213
                                        ------------
U.S. STOCK -- 8.4%
  BROADCASTING -- 2.1%
    UnitedGlobalCom, Inc.
      Cl-A*                    40,690      3,540,029
    UnitedGlobalCom, Inc.
      Pfd. 144A*               27,815      1,665,423
                                        ------------
                                           5,205,452
                                        ------------
  COMPUTER SERVICES & SOFTWARE --1.0%
    Comverse Technology,
      Inc.*                    15,755      1,788,193
    StarMedia Network,
      Inc.*                    26,655        766,331
                                        ------------
                                           2,554,524
                                        ------------
  CONGLOMERATES -- 0.7%
    Seagram Co. Ltd.           37,860      1,869,338
                                        ------------

ASAF JANUS
OVERSEAS GROWTH FUND

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.5%
    Galileo Technology
      Ltd.*                    60,015   $  1,372,843
                                        ------------
  PHARMACEUTICALS -- 0.7%
    QLT PhotoTherapeutics,
      Inc.*                    44,180      1,872,128
                                        ------------
  SEMICONDUCTORS -- 1.5%
    Chartered
      Semiconductor
      Manufacturing            17,780        590,074
    Uniphase Corp.*            20,029      3,342,339
                                        ------------
                                           3,932,413
                                        ------------
TELECOMMUNICATIONS -- 1.9%
    Amdocs Ltd.                87,035      2,420,661
    Firstcom Corp.*            32,720        361,965
    NTL, Inc.*                 24,688      1,860,820
                                        ------------
                                           4,643,446
                                        ------------
TOTAL U.S. STOCK
  (Cost $15,546,519)                      21,450,144
                                        ------------
                               PAR
                              (000)
                              -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.8%
    Federal Home Loan Bank
      5.22%, 12/23/99
  (Cost $19,849,200)          $20,000     19,846,728
                                        ------------
COMMERCIAL PAPER -- 3.2%
    Household Finance
      Corp.
      5.30%, 11/01/99
  (Cost $8,200,000)             8,200      8,200,000
                                        ------------
TOTAL INVESTMENTS -- 101.2%
(Cost $210,980,304)                      258,117,085
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.2%)                        (2,967,391)
                                        ------------
NET ASSETS -- 100.0%                    $255,149,694
                                        ============

Foreign currency exchange contracts outstanding at October 31, 1999:

                                                                    UNREALIZED
SETTLEMENT           CONTRACTS TO     IN EXCHANGE    CONTRACTS     APPRECIATION
MONTH        TYPE       RECEIVE           FOR        AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
11/99       Buy     CHF       135,000   $    91,656   $    88,801     $  (2,855)
12/99       Buy     CHF       150,000       100,569        98,839        (1,730)
04/00       Buy     CHF       530,000       365,039       354,041       (10,998)
11/99       Buy     CAD     1,301,128       884,381       884,637           256
11/99       Buy     EUR     3,858,595     4,170,835     4,064,153      (106,682)
11/99       Buy     GBP       496,526       818,017       815,012        (3,005)
12/99       Buy     GBP     1,200,000     2,000,382     1,973,197       (27,185)
04/00       Buy     GBP     2,100,000     3,486,021     3,453,607       (32,414)
11/99       Buy     HKD    12,443,399     1,601,423     1,601,444            21
05/01       Buy     HKD     8,500,000     1,070,014     1,073,871         3,857
11/99       Buy     JPY    43,186,338       414,175       414,142           (33)
04/00       Buy     JPY 1,200,000,000    11,518,691    11,818,210       299,519
11/99       Buy     SEK     1,931,097       235,836       234,492        (1,344)
                                        -----------   -----------     ---------
                                        $26,757,039   $26,874,446     $ 117,407
                                        ===========   ===========     =========

                                                                    UNREALIZED
SETTLEMENT           CONTRACTS TO       IN EXCHANGE    CONTRACTS     APPRECIATION
MONTH        TYPE       DELIVER             FOR        AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
11/99        Sell   CHF       135,000   $    94,274   $    88,801     $   5,473
 12/99       Sell   CHF       750,000       496,838       494,196         2,642
04/00        Sell   CHF       530,000       365,517       354,041        11,476
11/99        Sell   CAD       300,000       206,401       204,003         2,398
04/00        Sell   CAD     1,300,000       889,315       886,634         2,681
11/99        Sell   EUR     5,320,326     5,532,581     5,605,797       (73,216)
12/99        Sell   EUR     3,050,000     3,250,888     3,219,443        31,445
04/00        Sell   EUR     8,300,000     8,983,470     8,842,343       141,127
11/99        Sell   GBP       685,648     1,130,726     1,125,414         5,312
12/99        Sell   GBP     3,700,000     5,908,527     6,084,026      (175,499)
04/00        Sell   GBP     2,100,000     3,477,035     3,453,606        23,429
05/01        Sell   HKD    56,000,000     7,048,783     7,074,915       (26,132)
11/99        Sell   JPY    80,192,224       685,218       771,241       (86,023)
12/99        Sell   JPY    60,000,000       500,000       578,723       (78,723)
03/00        Sell   JPY   125,000,000     1,206,403     1,226,128       (19,725)
04/00        Sell   JPY 1,786,000,000    17,152,886    17,596,531      (443,645)
07/01        Sell   SGD       950,000       586,482       597,589       (11,107)
                                        -----------   -----------     ---------
                                        $57,515,344   $58,203,431     $(688,087)
                                        ===========   ===========     =========

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

The following is a breakdown of the foreign stock portion of the Fund, by industry classification, as of October 31, 1999. Percentages are based on net assets.

                  INDUSTRY
                  --------
Aerospace                                      0.2%
Automobile Manufacturers                       0.5%
Beverages                                      0.3%
Broadcasting                                   0.6%
Business Services                              0.2%
Cable Television                               1.4%
Chemicals                                      2.2%
Clothing & Apparel                             1.4%
Computer Hardware                              1.2%
Computer Services & Software                   4.5%
Conglomerates                                  3.6%
Consumer Products & Services                   5.3%
Electronic Components & Equipment             15.1%
Entertainment & Leisure                        0.6%
Financial -- Bank & Trust                      2.0%
Financial Services                             3.1%
Industrial Products                            4.1%
Insurance                                      0.9%
Machinery & Equipment                          0.9%
Oil & Gas                                      0.8%
Pharmaceuticals                                0.9%
Printing & Publishing                          2.6%
Retail & Merchandising                         0.6%
Semiconductors                                 4.1%
Telecommunications                            22.9%
Transportation                                 1.8%
                                              ----
TOTAL                                         81.8%
                                              ====

----------------------------------------------------
Unless otherwise noted, all stocks are common stock. Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.0% of net assets.

See Notes to Financial Statements.

ASAF MARSICO
CAPITAL GROWTH FUND

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
COMMON STOCK -- 90.5%
  ADVERTISING -- 1.0%
    Young & Rubicam, Inc.   119,089    $  5,448,322
                                       ------------
  AIRLINES -- 2.0%
    UAL Corp.*              162,165      11,037,355
                                       ------------
  BEVERAGES -- 2.6%
    Anheuser-Busch
      Companies, Inc.       203,208      14,592,875
                                       ------------
  BROADCASTING -- 2.0%
    Clear Channel
      Communications,
      Inc.*                  88,530       7,115,599
    UnitedGlobalCom, Inc.
      Cl-A*                  46,889       4,079,343
                                       ------------
                                         11,194,942
                                       ------------
  COMPUTER HARDWARE -- 6.5%
    Dell Computer Corp.*    262,567      10,535,501
    EMC Corp.*              358,666      26,182,618
                                       ------------
                                         36,718,119
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 13.6%
    America Online, Inc.*   129,351      16,775,208
    Cisco Systems, Inc.*    200,868      14,864,232
    Juniper Networks,
      Inc.*                  25,864       7,128,765
    Microsoft Corp.*        280,353      25,950,174
    Sun Microsystems,
      Inc.*                 111,961      11,846,873
                                       ------------
                                         76,565,252
                                       ------------
  CONSTRUCTION -- 0.1%
    M.D.C. Holdings, Inc.    20,000         312,500
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 0.7%
    Estee Lauder
      Companies, Inc. Cl-A   84,149       3,923,447
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 4.1%
    General Electric Co.     88,571      12,006,906
    Texas Instruments,
      Inc.                  122,220      10,969,245
                                       ------------
                                         22,976,151
                                       ------------
  ENTERTAINMENT & LEISURE -- 3.3%
    Time Warner, Inc.       270,148      18,825,939
                                       ------------
  EQUIPMENT SERVICES -- 1.2%
    Hertz Corp. Cl-A        150,266       6,517,788
                                       ------------
  FINANCIAL -- BANK & TRUST -- 0.9%
    Northern Trust Corp.     53,698       5,185,213
                                       ------------
  FINANCIAL SERVICES -- 9.9%
    Citigroup, Inc.         523,443      28,331,353
    Fannie Mae              236,355      16,722,116
    Merrill Lynch & Co.,
      Inc.                  138,790      10,895,015
                                       ------------
                                         55,948,484
                                       ------------
  HOTELS & MOTELS -- 1.1%
    Four Seasons Hotels,
      Inc.                  155,068       6,464,397
                                       ------------

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
  OIL & GAS -- 4.3%
    Anadarko Petroleum
      Corp.                 109,145    $  3,363,030
    Atlantic Richfield Co.   81,469       7,591,892
    Royal Dutch Petroleum
      Co.                   220,975      13,244,690
                                       ------------
                                         24,199,612
                                       ------------
  PHARMACEUTICALS -- 4.7%
    Genentech, Inc.*        101,780      14,834,435
    Pfizer, Inc.            211,020       8,335,290
    Priority Healthcare
      Corp. Cl-B*           162,154       3,253,215
                                       ------------
                                         26,422,940
                                       ------------
  PRINTING & PUBLISHING -- 0.3%
    Houghton Mifflin Co.     44,564       1,888,400
                                       ------------
  RESTAURANTS -- 1.5%
    McDonald's Corp.        202,608       8,357,580
                                       ------------
  RETAIL & MERCHANDISING -- 9.0%
    Best Buy Co., Inc.*      82,417       4,579,295
    CVS Corp.                63,269       2,748,247
    Home Depot, Inc.        212,424      16,038,012
    Tiffany & Co.           152,547       9,076,547
    Wal-Mart Stores, Inc.   318,189      18,176,546
                                       ------------
                                         50,618,647
                                       ------------
  SEMICONDUCTORS -- 1.5%
    JDS Uniphase Corp.*      51,328       8,565,360
                                       ------------
  TELECOMMUNICATIONS -- 19.4%
    Comcast Corp. Cl-A       54,994       2,316,622
    Lucent Technologies,
      Inc.                  229,755      14,761,759
    MCI WorldCom, Inc.*     253,509      21,754,241
    MediaOne Group, Inc.*   181,994      12,932,949
    QUALCOMM, Inc.*         133,708      29,783,456
    Sprint Corp.
      (PCS Group)*          168,538      13,978,120
    Vodafone AirTouch PLC
      [ADR]                 252,508      12,104,602
    Williams
      Communications
      Group, Inc.*           82,746       2,637,529
                                       ------------
                                        110,269,278
                                       ------------
  UTILITIES -- 0.8%
    AES Corp. [CVT]*         91,939       4,637,173
                                       ------------
TOTAL COMMON STOCK
  (Cost $424,574,799)                   510,669,774
                                       ------------
FOREIGN STOCK -- 2.5%
  ELECTRONIC COMPONENTS & EQUIPMENT
    Sony Corp. -- (JPY)
  (Cost $13,589,897)         92,300      14,380,963
                                       ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.0%
    Federal Home Loan Bank
      5.16%, 11/01/99
  (Cost $50,700,000)        $50,700    $ 50,700,000
                                       ------------
CORPORATE OBLIGATIONS -- 1.0%
  TELECOMMUNICATIONS
    Level 3
      Communications, Inc.
      [CVT]
      6.00%, 09/15/09
  (Cost $4,400,000)           4,400       5,428,500
                                       ------------

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund              37,561    $     37,561
    Temporary Investment
      Fund                   37,560          37,560
                                       ------------
  (Cost $75,121)                             75,121
                                       ------------
TOTAL INVESTMENTS -- 103.0%
  (Cost $493,339,817)                   581,254,358
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (3.0%)                (16,940,543)
                                       ------------
NET ASSETS -- 100.0%                   $564,313,815
                                       ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.

See Notes to Financial Statements.

ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND

----------------------------------------------------
                               SHARES       VALUE
----------------------------------------------------
COMMON STOCK -- 95.1%
  ADVERTISING -- 1.3%
    DoubleClick, Inc.*          3,100    $   434,000
    Lamar Advertising Co.*      3,900        210,600
                                         -----------
                                             644,600
                                         -----------
  BROADCASTING -- 4.1%
    AMFM, Inc.*                13,700        958,999
    Emmis Communications
      Corp. Cl-A*               7,500        540,938
    Entercom
      Communications
      Corp.*                   10,200        508,088
    Westwood One, Inc.*           300         13,838
                                         -----------
                                           2,021,863
                                         -----------
  BUSINESS SERVICES --1.6%
    Digex, Inc.*               18,500        529,563
    Navigant Consulting,
      Inc.*                     8,500        242,781
                                         -----------
                                             772,344
                                         -----------
  CLOTHING & APPAREL -- 2.1%
    AnnTaylor Stores
      Corp.*                   10,900        463,931
    Limited, Inc.              14,300        588,088
                                         -----------
                                           1,052,019
                                         -----------
  COMPUTER HARDWARE -- 1.5%
    Adaptec, Inc.*             16,800        756,000
                                         -----------
  COMPUTER SERVICES & SOFTWARE -- 21.1%
    BroadVision, Inc.*          3,900        284,700
    CheckFree Holdings
      Corp.*                   21,300        796,088
    Citrix Systems, Inc.*      21,400      1,372,274
    CMG PLC*                    3,700        404,919
    Comverse Technology,
      Inc.*                     8,200        930,699
    Covad Communications
      Group, Inc.               3,900        187,200
    Intuit, Inc.*              20,700        602,888
    Lycos, Inc.*                7,900        422,650
    Network Appliance,
      Inc.*                     6,900        510,600
    Peregrine Systems,
      Inc.*                     5,700        250,088
    Portal Software, Inc.*      3,100        202,663
    PSINet, Inc.*              13,000        468,000
    Rational Software
      Corp.*                   12,400        530,100
    Safeguard Scientifics,
      Inc.*                     5,800        487,925
    Safeguard Scientifics,
      Inc. Rights*                490              0
    Siebel Systems, Inc.*       8,400        922,424
    Starmedia Network,
      Inc.*                     8,400        241,500
    USWeb Corp.*               19,800        767,250
    VERITAS Software
      Corp.*                    9,700      1,046,387
                                         -----------
                                          10,428,355
                                         -----------

----------------------------------------------------
                               SHARES       VALUE
----------------------------------------------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 11.5%
    Altera Corp.*              14,600    $   709,924
    Broadcom Corp.*             2,600        332,313
    Conexant Systems,
      Inc.*                     6,700        625,612
    E-Tek Dynamics, Inc.*       6,700        446,388
    Flextronics
      International Ltd.*       5,600        397,600
    Gemstar International
      Group Ltd.*               9,300        807,937
    Metromedia Fiber
      Network, Inc. Cl-A*      18,600        614,963
    Sanmina Corp.*             12,700      1,143,793
    Tandy Corp.*                9,800        616,788
                                         -----------
                                           5,695,318
                                         -----------
  ENTERTAINMENT & LEISURE -- 4.6%
    Harley-Davidson, Inc.      14,900        883,755
    Park Place
      Entertainment Corp.*     44,500        584,063
    Royal Caribbean
      Cruises Ltd.              5,200        275,925
    SFX Entertainment,
      Inc. Cl-A*               14,550        508,341
                                         -----------
                                           2,252,084
                                         -----------
  FINANCIAL
    SERVICES -- 6.2%
    Capital One Financial
      Corp.                    12,900        683,700
    Donaldson, Lufkin &
      Jenrette, Inc.            8,600        445,050
    E*TRADE Group, Inc.*       21,000        500,063
    Lehman Brothers
      Holdings, Inc.            7,100        523,181
    Providian Financial
      Corp.                     8,300        904,700
                                         -----------
                                           3,056,694
                                         -----------
  HEALTHCARE SERVICES -- 0.2%
    Express Scripts, Inc.
      Cl-A*                     2,300        112,988
                                         -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 2.3%
    MiniMed, Inc.*              7,400        561,013
    PE Corp. - PE
      Biosystems Group          8,600        557,925
                                         -----------
                                           1,118,938
                                         -----------
  OFFICE EQUIPMENT -- 0.6%
    Staples, Inc.*             13,950        309,516
                                         -----------
  OIL & GAS -- 2.8%
    Coastal Corp.              13,800        581,325
    EOG Resources, Inc.        16,100        335,081
    Union Pacific
      Resources Group,
      Inc.                     31,200        452,400
                                         -----------
                                           1,368,806
                                         -----------
  PERSONAL SERVICES --0.9%
    Cendant Corp.*             28,200        465,300
                                         -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                               SHARES       VALUE
----------------------------------------------------
PHARMACEUTICALS -- 7.9%
    Biogen, Inc.*              12,100    $   896,912
    Gilead Sciences, Inc.       3,500        221,156
    Immunex Corp.*             10,500        661,500
    MedImmune, Inc.*            7,300        817,599
    QLT PhotoTherapeutics,
      Inc.*                     8,300        351,713
    Sepracor, Inc.*             5,800        482,488
    Waters Corp.*               9,100        483,438
                                         -----------
                                           3,914,806
                                         -----------
  PRINTING & PUBLISHING -- 1.3%
    Valassis
      Communications,
      Inc.*                    14,500        623,500
                                         -----------
  RETAIL & MERCHANDISING -- 5.2%
    Best Buy Co., Inc.*        11,900        661,194
    Circuit City Stores,
      Inc.                     13,200        563,475
    TJX Companies, Inc.        31,900        865,287
    Williams-Sonoma, Inc.*      8,700        467,625
                                         -----------
                                           2,557,581
                                         -----------
  SEMICONDUCTORS -- 10.6%
    JDS Uniphase Corp.*         6,800      1,134,750
    Maxim Integrated
      Products, Inc.*          13,500      1,065,656
    Micron Technology,
      Inc.*                     7,100        506,319
    PMC-Sierra, Inc.*           8,000        754,000
    Vitesse Semiconductor
      Corp.*                   15,200        697,300
    Xilinx, Inc.*              13,800      1,085,025
                                         -----------
                                           5,243,050
                                         -----------

----------------------------------------------------
                               SHARES       VALUE
----------------------------------------------------
  TELECOMMUNICATIONS -- 7.1%
    Adelphia
      Communications Corp.
      Cl-A*                     7,600    $   415,150
    Efficient Networks,
      Inc.*                    10,200        433,500
    Intermedia
      Communications,
      Inc.*                    22,500        585,000
    NTL, Inc.*                 12,375        932,766
    Voicestream Wireless
      Corp.*                    7,800        770,250
    WinStar
      Communications,
      Inc.*                     9,600        372,600
                                         -----------
                                           3,509,266
                                         -----------
  UTILITIES -- 2.2%
    Calpine Corp.*              9,000        518,625
    Montana Power Co.          20,200        574,437
                                         -----------
                                           1,093,062
                                         -----------
TOTAL COMMON STOCK
  (Cost $38,197,770)                      46,996,090
                                         -----------
SHORT-TERM INVESTMENTS -- 5.0%
    Temporary Investment
      Cash Fund             1,240,373      1,240,373
    Temporary Investment
      Fund                  1,240,372      1,240,372
                                         -----------
  (Cost $2,480,745)                        2,480,745
                                         -----------
TOTAL INVESTMENTS -- 100.1%
  (Cost $40,678,515)                      49,476,835
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%)                           (68,256)
                                         -----------
NET ASSETS -- 100.0%                     $49,408,579
                                         ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.

See Notes to Financial Statements.

ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
COMMON STOCK -- 91.4%
  AEROSPACE -- 4.8%
    General Dynamics Corp.     18,100    $ 1,003,419
    General Motors Corp.
      Cl-H*                    14,400      1,048,500
                                         -----------
                                           2,051,919
                                         -----------
  AIRLINES -- 1.3%
    Continental Airlines,
      Inc. Cl-B*               13,500        546,750
                                         -----------
  AUTOMOTIVE PARTS -- 3.0%
    Eaton Corp.                 4,500        338,625
    Lear Corp.*                27,200        918,000
                                         -----------
                                           1,256,625
                                         -----------
  BEVERAGES -- 1.2%
    American National Can
      Group, Inc.              41,400        517,500
                                         -----------
  BROADCASTING -- 4.0%
    AT&T Corp. Liberty
      Media Group Cl-A*        17,200        682,625
    News Corp. Ltd. [ADR]      22,000        606,375
    Scripps, (E.W.) Co.
      Cl-A                      9,000        415,688
                                         -----------
                                           1,704,688
                                         -----------
  BUILDING
    MATERIALS -- 1.0%
    Sherwin Williams Co.       18,700        418,413
                                         -----------
  BUSINESS SERVICES --4.3%
    Comdisco, Inc.             48,000        969,000
    Parametric Technology
      Corp.*                   44,000        838,750
                                         -----------
                                           1,807,750
                                         -----------
  CAPITAL GOODS -- 1.9%
    SPX Corp.*                  9,600        813,600
                                         -----------
  CHEMICALS -- 5.5%
    Engelhard Corp.            25,400        447,675
    Grace, (W.R.) & Co.*       49,000        731,937
    Lyondell Chemical Co.      32,300        391,638
    Praxair, Inc.              16,200        757,349
                                         -----------
                                           2,328,599
                                         -----------
  CLOTHING & APPAREL -- 0.2%
    Neiman Marcus Group,
      Inc. Cl-B*                3,977         85,260
                                         -----------
  COMPUTER SERVICES & SOFTWARE -- 4.6%
    Cadence Design
      Systems, Inc.*           47,300        718,369
    Ceridian Corp.*            42,500        932,344
    Computer Associates
      International, Inc.       5,400        305,100
                                         -----------
                                           1,955,813
                                         -----------
  CONSUMER PRODUCTS & SERVICES -- 1.2%
    Maytag Corp.               12,600        504,788
                                         -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.5%
    UCAR International,
      Inc.*                    33,500        655,344
                                         -----------

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
  ENTERTAINMENT & LEISURE -- 1.1%
    Mirage Resorts, Inc.*      32,300    $   470,369
                                         -----------
  FINANCIAL -- BANK & TRUST -- 4.3%
    Countrywide Credit
      Industries, Inc.         24,900        845,043
    Fleet Boston Corp.         13,900        606,388
    Valley National
      Bancorp                  13,700        365,619
                                         -----------
                                           1,817,050
                                         -----------
  FINANCIAL SERVICES -- 7.4%
    AMBAC Financial Group,
      Inc.                     10,400        621,400
    Dun & Bradstreet Corp.     30,300        890,062
    FINOVA Group, Inc.         20,400        898,874
    SLM Holding Corp.          14,900        729,169
                                         -----------
                                           3,139,505
                                         -----------
  HEALTHCARE SERVICES -- 1.6%
    Wellpoint Health
      Networks, Inc.*          12,000        696,000
                                         -----------
  INSURANCE -- 3.0%
    Ace Ltd.                   32,300        627,831
    AON Corp.                   9,600        340,800
    Cincinnati Financial
      Corp.                     8,800        315,150
                                         -----------
                                           1,283,781
                                         -----------
  MACHINERY & EQUIPMENT -- 2.1%
    Grainger, (W.W.), Inc.      9,900        419,513
    McDermott
      International, Inc.      26,800        485,750
                                         -----------
                                             905,263
                                         -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 2.8%
    Becton Dickinson & Co.     23,900        606,463
    Genzyme Corp.*             15,600        596,700
                                         -----------
                                           1,203,163
                                         -----------
  METALS & MINING -- 2.3%
    AK Steel Holding Corp.     29,300        507,256
    Reynolds Metals Co.         7,600        459,325
                                         -----------
                                             966,581
                                         -----------
  OIL & GAS -- 10.9%
    Apache Corp.               12,700        495,300
    Coastal Corp.              16,900        711,912
    Dynegy, Inc.               22,500        514,688
    Kinder Morgan, Inc.        14,000        281,750
    Noble Drilling Corp.*      14,700        326,156
    Tosco Corp.                17,800        450,563
    Transocean Offshore,
      Inc.                     17,500        475,781
    USX-Marathon Group,
      Inc.                     24,200        704,824
    Williams Companies,
      Inc.                     18,000        675,000
                                         -----------
                                           4,635,974
                                         -----------
  PAPER & FOREST PRODUCTS -- 2.9%
    Bowater, Inc.              14,000        735,000
    Fort James Corp.           19,300        507,831
                                         -----------
                                           1,242,831
                                         -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
PRINTING & PUBLISHING -- 2.3%
    Belo, (A.H.) Corp.
      Cl-A                     38,500    $   784,437
    Lexmark International
      Group, Inc. Cl-A*         2,300        179,544
                                         -----------
                                             963,981
                                         -----------
  RAILROADS -- 1.7%
    Kansas City Southern
      Industries, Inc.         14,800        702,075
                                         -----------
  REAL ESTATE -- 1.5%
    Indymac Mortgage
      Holdings, Inc.
      [REIT]                   47,000        655,063
                                         -----------
  RETAIL & MERCHANDISING -- 3.0%
    Consolidated Stores
      Corp.*                   40,700        745,319
    Harcourt General, Inc.     13,200        508,200
                                         -----------
                                           1,253,519
                                         -----------
  SEMICONDUCTORS -- 0.5%
    National Semiconductor
      Corp.*                    6,400        191,600
                                         -----------
  TELECOMMUNICATIONS -- 4.0%
    American Tower Corp.
      Cl-A*                    23,600        449,875
    Global Crossing Ltd.*      15,300        529,762
    Sonera Oyj Corp.
      [ADR]*                   11,900        368,900
    WinStar
      Communications,
      Inc.*                     9,400        364,838
                                         -----------
                                           1,713,375
                                         -----------
  TRANSPORTATION -- 2.4%
    Galileo International,
      Inc.                     21,800        655,363
    Navistar International
      Corp.*                    8,800        366,850
                                         -----------
                                           1,022,213
                                         -----------

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
  UTILITIES -- 3.1%
    Cinergy Corp.              10,400    $   293,800
    Niagara Mohawk
      Holdings, Inc.*          32,300        512,762
    Unicom Corp.               13,100        501,894
                                         -----------
                                           1,308,456
                                         -----------
TOTAL COMMON STOCK
  (Cost $40,464,751)                      38,817,848
                                         -----------
SHORT-TERM INVESTMENTS -- 6.2%
    Temporary Investment
      Cash Fund             1,306,794      1,306,794
    Temporary Investment
      Fund                  1,306,794      1,306,794
                                         -----------
  (Cost $2,613,588)                        2,613,588
                                         -----------
TOTAL INVESTMENTS -- 97.6%
  (Cost $43,078,339)                      41,431,436
OTHER ASSETS LESS
  LIABILITIES -- 2.4%                      1,028,280
                                         -----------
NET ASSETS -- 100.0%                     $42,459,716
                                         ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.

DEFINITION OF ABBREVIATIONS
--------------------------------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
CVT   --   Convertible Security
GDR   --   Global Depositary Receipt
PIK   --   Payment in Kind Security
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond (Rates shown are the
           effective yields at purchase date.)
COUNTRIES/CURRENCIES:
AUD   --   Australia/Australian Dollar
CAD   --   Canada/Canadian Dollar
CHF   --   Switzerland/Swiss Franc
EUR   --   Europe/Euro Currency
GBP   --   United Kingdom/British Pound
HKD   --   Hong Kong/Hong Kong Dollar
ITL   --   Italy/Italian Lira
JPY   --   Japan/Japanese Yen
MXP   --   Mexico/Mexican Peso
SEK   --   Sweden/Swedish Krona
SGD   --   Singapore/Singapore Dollar

See Notes to Financial Statements.

OCTOBER 31, 1999

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                   ASAF                          ASAF           ASAF
                                                 FOUNDERS          ASAF         T. ROWE       AMERICAN         ASAF
                                              INTERNATIONAL       JANUS       PRICE SMALL     CENTURY       FEDERATED
                                                  SMALL         SMALL-CAP       COMPANY      STRATEGIC      HIGH YIELD
                                              CAPITALIZATION      GROWTH         VALUE        BALANCED         BOND
                                                   FUND            FUND          FUND           FUND           FUND
                                              --------------   ------------   -----------   ------------   ------------
ASSETS:

Investments in Securities at Value (A)         $17,186,665     $215,325,992   $63,240,190   $128,699,416   $115,139,114

  Collateral Received for Securities Lent               --       56,763,136      306,000       5,569,999      3,617,250

  Cash                                                  --                1           --         318,750             --

  Foreign Currency (B)                              47,826               --           --              --             --

  Receivable For:

    Securities Sold                                500,718          512,517      355,799       1,130,245        159,067

    Dividends and Interest                          18,243           27,725       32,344         650,473      2,460,351

    Futures Variation Margin                            --               --           --          97,789             --

    Fund Shares Sold                             1,135,004        6,689,835      304,575         775,562        388,159

  Unrealized Appreciation on Foreign
    Currency Exchange Contracts                        278               --           --              --             --


  Receivable from Investment Manager                27,594               --           --          14,728             --

  Deferred Organization Costs                       40,702           40,702       40,702          40,702         40,702

  Prepaid Expenses                                  23,565           26,159       24,099          22,892         23,647
                                               -----------     ------------   -----------   ------------   ------------
      Total Assets                              18,980,595      279,386,067   64,303,709     137,320,556    121,828,290
                                               -----------     ------------   -----------   ------------   ------------
LIABILITIES:

  Cash Overdraft                                   515,097               --           --              --        159,567

  Payable to Investment Manager                         --           11,898       17,891              --         36,544

  Unrealized Depreciation on Foreign
    Currency Exchange Contracts                      7,181               --           --              --             --


  Payable Upon Return of Securities Lent                --       56,763,136      306,000       5,569,999      3,617,250

  Payable For:

    Securities Purchased                         1,431,077        6,898,731    1,786,392       1,104,964             --

    Fund Shares Redeemed                                --          244,078      127,706          18,030        238,202

    Distribution Fees                               12,619          128,809       47,585          94,499         92,752

    Accrued Expenses and Other Liabilities          73,032          127,331      136,502         130,453        105,686

    Accrued Dividends                                   --               --           --              --        241,021
                                               -----------     ------------   -----------   ------------   ------------
      Total Liabilities                          2,039,006       64,173,983    2,422,076       6,917,945      4,491,022
                                               -----------     ------------   -----------   ------------   ------------
NET ASSETS                                     $16,941,589     $215,212,084   $61,881,633   $130,402,611   $117,337,268
                                               ===========     ============   ===========   ============   ============
COMPONENTS OF NET ASSETS

Capital Stock                                  $     1,259     $     12,709   $    6,992    $     10,178   $     12,848

Additional Paid-In Capital                      14,708,412      166,833,902   67,979,561     122,819,591    126,317,373

Undistributed Net Investment Income (Loss)              --               --           --         483,767             --

Accumulated Net Realized Gain (Loss) on
  Investments                                    1,213,624        2,051,631      856,163         720,055       (349,223)

Net Unrealized Appreciation (Depreciation)
  on Investments                                 1,018,294       46,313,842   (6,961,083)      6,369,020     (8,643,730)
                                               -----------     ------------   -----------   ------------   ------------
NET ASSETS                                     $16,941,589     $215,212,084   $61,881,633   $130,402,611   $117,337,268
                                               ===========     ============   ===========   ============   ============
(A) Investments at Cost                        $16,170,728     $169,012,185   $70,201,273   $122,590,668   $123,782,844
                                               ===========     ============   ===========   ============   ============
(B) Foreign Currency at Cost                   $    48,972     $         --   $       --    $         --   $         --
                                               ===========     ============   ===========   ============   ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.
--------------------------------------------------------------------------------

                                           ASAF                            ASAF              ASAF
                                         FOUNDERS          ASAF           T. ROWE          AMERICAN             ASAF
                                      INTERNATIONAL        JANUS        PRICE SMALL         CENTURY           FEDERATED
                                          SMALL          SMALL-CAP        COMPANY          STRATEGIC         HIGH YIELD
                                      CAPITALIZATION      GROWTH           VALUE           BALANCED             BOND
                                           FUND            FUND            FUND              FUND               FUND
                                      --------------   -------------   -------------   -----------------   ---------------
NET ASSET VALUE:
  Class A:  Net Assets                  $2,374,130      $54,038,868     $10,881,109       $24,443,323        $16,079,404
                                        ----------      -----------     -----------       -----------        -----------
            Shares Outstanding             175,059        3,163,696       1,223,081         1,902,805          1,760,803
                                        ----------      -----------     -----------       -----------        -----------
            Net Asset Value and
              Redemption Price
              Per Share                 $    13.56      $     17.08     $      8.90       $     12.85        $      9.13
                                        ==========      ===========     ===========       ===========        ===========
            Divided by
                (1 - Maximum
                Sales Charge)                   95%              95%             95%               95%            95 3/4%
                                        ----------      -----------     -----------       -----------        -----------
            Offering Price
              Per Share*                $    14.27      $     17.98     $      9.37       $     13.53        $      9.54
                                        ==========      ===========     ===========       ===========        ===========
  Class B:  Net Assets                  $7,722,312      $98,524,397     $23,890,289       $65,932,391        $68,159,659
                                        ----------      -----------     -----------       -----------        -----------
            Shares Outstanding             574,602        5,838,635       2,701,626         5,148,401          7,462,389
                                        ----------      -----------     -----------       -----------        -----------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share           $    13.44      $     16.87     $      8.84       $     12.81        $      9.13
                                        ==========      ===========     ===========       ===========        ===========
  Class C:  Net Assets                  $2,540,530      $38,336,650     $13,163,886       $20,769,289        $13,204,895
                                        ----------      -----------     -----------       -----------        -----------
            Shares Outstanding             189,145        2,268,168       1,489,931         1,622,619          1,446,075
                                        ----------      -----------     -----------       -----------        -----------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share           $    13.43      $     16.90     $      8.84       $     12.80        $      9.13
                                        ==========      ===========     ===========       ===========        ===========
  Class X:  Net Assets                  $4,304,617      $24,312,169     $13,946,349       $19,257,608        $19,893,310
                                        ----------      -----------     -----------       -----------        -----------
            Shares Outstanding             320,518        1,438,545       1,577,677         1,504,380          2,178,718
                                        ----------      -----------     -----------       -----------        -----------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share           $    13.43      $     16.90     $      8.84       $     12.80        $      9.13
                                        ==========      ===========     ===========       ===========        ===========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

OCTOBER 31, 1999

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                                     ASAF          ASAF
                                          ASAF           ASAF           ASAF           ASAF        NEUBERGER     NEUBERGER
                                       OPPENHEIMER   LORD ABBETT       JANUS         MARSICO        BERMAN        BERMAN
                                        LARGE-CAP     GROWTH AND      OVERSEAS       CAPITAL        MID-CAP       MID-CAP
                                         GROWTH         INCOME         GROWTH         GROWTH        GROWTH         VALUE
                                          FUND           FUND           FUND           FUND          FUND          FUND
                                       -----------   ------------   ------------   ------------   -----------   -----------
ASSETS:

  Investments in Securities at
    Value (A)                          $54,742,313   $145,230,191   $258,117,085   $581,254,358   $49,476,835   $41,431,436

  Collateral Received for Securities
    Lent                                9,831,788      17,938,097             --    142,103,987    17,874,935     3,132,300

  Cash                                  4,292,941              --        586,553             --            --            --

  Foreign Currency (B)
  Receivable For:                              --              --            315             --            --            --

    Securities Sold                        19,839         494,863      2,313,435      4,158,382       915,976     1,210,332

    Dividends and Interest                 26,911         199,023        142,375        222,624        12,650        72,207

    Futures Variation Margin                   --              --             --             --            --            --

    Fund Shares Sold                      372,008       1,454,032      3,117,992      6,787,915       497,986       438,861

  Unrealized Appreciation on Foreign
    Currency Exchange Contracts                --              --        529,636             --            --            --

  Receivable from Investment Manager           --              --             --             --        35,293         1,375

  Deferred Organization Costs                  --              --             --             --            --            --

  Prepaid Expenses                         30,852          30,615         26,377         37,730        21,737        25,769
                                       -----------   ------------   ------------   ------------   -----------   -----------
      Total Assets                     69,316,652     165,346,821    264,833,768    734,564,996    68,835,412    46,312,280
                                       -----------   ------------   ------------   ------------   -----------   -----------
LIABILITIES:
  Cash Overdraft                               --             364             --             --           651           499

  Payable to Investment Manager            15,471          40,914        167,479        291,189            --            --

  Unrealized Depreciation on Foreign
    Currency Exchange Contracts                --              --      1,100,316             --            --            --

  Payable Upon Return of Securities
    Lent                                9,831,788      17,938,097             --    142,103,987    17,874,935     3,132,300

 Payable For:

    Securities Purchased                  207,268       5,119,823      7,732,633     26,355,762     1,352,849       582,927

    Fund Shares Redeemed                   44,123         319,179        184,238        610,284        92,038        45,881

    Distribution Fees                      43,655          99,528        172,061        398,960        34,101        29,868

    Accrued Expenses and Other
      Liabilities                         102,306         118,253        327,347        490,999        72,259        61,089

    Accrued Dividends                          --              --             --             --            --            --
                                       -----------   ------------   ------------   ------------   -----------   -----------
      Total Liabilities                10,244,611      23,636,158      9,684,074    170,251,181    19,426,833     3,852,564

                                       -----------   ------------   ------------   ------------   -----------   -----------

NET ASSETS                             $59,072,041   $141,710,663   $255,149,694   $564,313,815   $49,408,579   $42,459,716
                                       ===========   ============   ============   ============   ===========   ===========
COMPONENTS OF NET ASSETS

Capital Stock                          $     4,361   $     11,505   $     18,265   $     38,874   $     3,061   $     3,728

Additional Paid-In Capital              51,663,736    134,414,966    214,432,711    485,495,644    42,630,299    43,320,384

Undistributed Net Investment Income
  (Loss)                                 1,732,519     (3,054,589)    (5,873,070)    (9,135,755)   (2,023,101)      782,507

Accumulated Net Realized Gain (Loss)
  on Investments                         5,671,425     10,338,781     46,571,788     87,915,052     8,798,320    (1,646,903)
                                       -----------   ------------   ------------   ------------   -----------   -----------
Net Unrealized Appreciation
  (Depreciation) on Investments
NET ASSETS                             $59,072,041   $141,710,663   $255,149,694   $564,313,815   $49,408,579   $42,459,716
                                       ===========   ============   ============   ============   ===========   ===========
(A) Investments at Cost                $49,070,888   $134,891,410   $210,980,304   $493,339,817   $40,678,515   $43,078,339
                                       ===========   ============   ============   ============   ===========   ===========
(B) Foreign Currency at Cost           $       --    $         --   $        304   $         --   $        --   $        --

                                       ===========   ============   ============   ============   ===========   ===========

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.
--------------------------------------------------------------------------------



                                                                                                     ASAF          ASAF
                                          ASAF           ASAF           ASAF           ASAF        NEUBERGER     NEUBERGER
                                       OPPENHEIMER   LORD ABBETT       JANUS         MARSICO        BERMAN        BERMAN
                                        LARGE-CAP     GROWTH AND      OVERSEAS       CAPITAL        MID-CAP       MID-CAP
                                         GROWTH         INCOME         GROWTH         GROWTH        GROWTH         VALUE
                                          FUND           FUND           FUND           FUND          FUND          FUND
                                       -----------   ------------   ------------   ------------   -----------   -----------
NET ASSET VALUE:
  Class A:  Net Assets                 $9,270,606    $ 28,123,296   $ 61,081,797   $103,195,999   $10,907,551   $ 8,560,674
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Shares Outstanding            679,902       2,281,563      4,344,115      7,078,566       672,624       749,340
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Net Asset Value and
              Redemption Price
              Per Share                $    13.64    $      12.33   $      14.06   $      14.58   $     16.22   $     11.42
                                       ===========   ============   ============   ============   ===========   ===========
            Divided by
                (1 - Maximum
                Sales Charge)                  95%             95%            95%            95%           95%           95%
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Offering Price
              Per Share*               $    14.36    $      12.98   $      14.80   $      15.35   $     17.07   $     12.02
                                       ===========   ============   ============   ============   ===========   ===========
  Class B:  Net Assets                 $29,218,517   $ 66,008,756   $105,964,953   $285,342,300   $22,399,488   $21,560,444
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Shares Outstanding          2,157,030       5,357,308      7,603,107     19,663,398     1,389,541     1,893,776
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Net Asset Value,
              Offering and Redemption
              Price Per Share          $    13.55    $      12.32   $      13.94   $      14.51   $     16.12   $     11.38
                                       ===========   ============   ============   ============   ===========   ===========
  Class C:  Net Assets                 $7,370,553    $ 23,209,861   $ 54,100,603   $125,795,774   $ 9,674,022   $ 7,730,820
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Shares Outstanding            545,640       1,885,544      3,876,579      8,680,896       600,114       679,091
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Net Asset Value,
              Offering and Redemption
              Price Per Share          $    13.51    $      12.31   $      13.96   $      14.49   $     16.12   $     11.38
                                       ===========   ============   ============   ============   ===========   ===========
  Class X:  Net Assets                 $13,212,365   $ 24,368,750   $ 34,002,341   $ 49,979,742   $ 6,427,518   $ 4,607,778
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Shares Outstanding            977,966       1,980,621      2,441,424      3,450,594       398,762       405,560
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Net Asset Value,
              Offering and Redemption
              Price Per Share          $    13.51    $      12.30   $      13.93   $      14.48   $     16.12   $     11.36
                                       ===========   ============   ============   ============   ===========   ===========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

OCTOBER 31, 1999

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                    ASAF             ASAF            ASAF           ASAF           ASAF
                                                T. ROWE PRICE       JANUS          INVESCO         TOTAL           JPM
                                                INTERNATIONAL      CAPITAL          EQUITY         RETURN         MONEY
                                                   EQUITY           GROWTH          INCOME          BOND          MARKET
                                                    FUND             FUND            FUND           FUND           FUND
                                                -------------   --------------   ------------   ------------   ------------
ASSETS:

Investments in corresponding Portfolios of
American Skandia Master Trust (A)                $24,993,897    $1,276,516,880   $180,102,822   $153,534,101   $179,652,618

  Receivable for Investments Sold
    in Corresponding Portfolios of
    American Skandia Master Trust                      6,997         1,336,306        159,131        473,971      1,686,396

  Receivable for Fund Shares Sold                    112,026        16,622,290      1,029,358        713,194      3,401,282

  Receivable from Investment Manager                      --                --             --          4,414             --

  Deferred Organization Costs                         38,695            38,696         38,697         38,696         38,695

  Prepaid Expenses                                    21,154            52,519         24,770         22,694         30,329
                                                 -----------    --------------   ------------   ------------   ------------
      Total Assets                                25,172,769     1,294,566,691    181,354,778    154,787,070    184,809,320
                                                 -----------    --------------   ------------   ------------   ------------
LIABILITIES:

  Payable for Investments Purchased
    in Corresponding Portfolios of
    American Skandia Master Trust                    112,026        16,622,290      1,029,358        713,194      3,401,282

  Payable to Investment Manager
  Payable For:                                         3,797             1,434             --             --             --

    Fund Shares Redeemed                               6,997         1,336,306        159,131        473,971      1,686,396

    Distribution Fees                                 30,938           896,464        130,366        117,954        131,793

    Accrued Dividends                                     --                --             --        642,723          9,637

    Accrued Expenses and Other Liabilities            32,668           472,537         72,760         76,815         66,378
                                                 -----------    --------------   ------------   ------------   ------------
      Total Liabilities                              186,426        19,329,031      1,391,615      2,024,657      5,295,486

                                                 -----------    --------------   ------------   ------------   ------------
NET ASSETS                                       $24,986,343    $1,275,237,660   $179,963,163   $152,762,413   $179,513,834
                                                 ===========    ==============   ============   ============   ============
COMPONENTS OF NET ASSETS

Capital Stock                                    $     2,234    $       64,055   $     13,154   $     15,238   $    179,512

Additional Paid-In Capital                        22,044,791     1,089,736,789    164,895,496    158,088,313    179,332,390

Undistributed Net Investment Income (Loss)                --                --        673,983       (188,644)            --

Accumulated Net Realized Gain (Loss) on
  Investments                                       (349,819)      (56,843,791)     2,717,739     (2,701,626)         1,932

Net Unrealized Appreciation (Depreciation) on
  Investments                                      3,289,137       242,280,607     11,662,791     (2,450,868)            --
                                                 -----------    --------------   ------------   ------------   ------------
NET ASSETS                                       $24,986,343    $1,275,237,660   $179,963,163   $152,762,413   $179,513,834
                                                 ===========    ==============   ============   ============   ============
(A) Investments at Cost                          $21,704,760    $1,034,236,273   $168,440,031   $155,984,969   $179,652,618
                                                 ===========    ==============   ============   ============   ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.
--------------------------------------------------------------------------------



                                                       ASAF            ASAF          ASAF          ASAF          ASAF
                                                   T. ROWE PRICE      JANUS         INVESCO        TOTAL          JPM
                                                   INTERNATIONAL     CAPITAL        EQUITY        RETURN         MONEY
                                                      EQUITY          GROWTH        INCOME         BOND         MARKET
                                                       FUND            FUND          FUND          FUND          FUND
                                                   -------------   ------------   -----------   -----------   -----------
NET ASSET VALUE:
  Class A:  Net Assets                              $4,623,226     $234,575,043   $31,959,866   $23,139,515   $43,003,741
                                                    ----------     ------------   -----------   -----------   -----------
            Shares Outstanding                         420,593       10,678,362    2,339,274     2,288,635     43,003,406
                                                    ----------     ------------   -----------   -----------   -----------
            Net Asset Value and
              Redemption Price
              Per Share                             $    10.99     $      21.97   $    13.66    $    10.11    $      1.00
                                                    ==========     ============   ===========   ===========   ===========
            Divided by
                (1 - Maximum
                Sales Charge)                               95%              95%          95%       95 3/4%           100%
                                                    ----------     ------------   -----------   -----------   -----------
            Offering Price
              Per Share*                            $    11.57     $      23.13   $    14.38    $    10.56    $      1.00
                                                    ==========     ============   ===========   ===========   ===========
  Class B:  Net Assets                              $9,256,942     $684,777,602   $79,962,364   $83,936,225   $79,202,220
                                                    ----------     ------------   -----------   -----------   -----------
            Shares Outstanding                         824,693       35,115,038    5,840,869     8,385,796     79,202,223
                                                    ----------     ------------   -----------   -----------   -----------
            Net Asset Value,
              Offering and Redemption
              Price Per Share                       $    11.22     $      19.50   $    13.69    $    10.01    $      1.00
                                                    ==========     ============   ===========   ===========   ===========
  Class C:  Net Assets                              $4,379,296     $222,229,979   $34,157,237   $26,112,418   $28,923,173
                                                    ----------     ------------   -----------   -----------   -----------
            Shares Outstanding                         390,827       11,415,901    2,496,237     2,609,330     28,922,501
                                                    ----------     ------------   -----------   -----------   -----------
            Net Asset Value,
              Offering and Redemption
              Price Per Share                       $    11.21     $      19.47   $    13.68    $    10.01    $      1.00
                                                    ==========     ============   ===========   ===========   ===========
  Class X:  Net Assets                              $6,726,879     $133,655,036   $33,883,696   $19,574,255   $28,384,700
                                                    ----------     ------------   -----------   -----------   -----------
            Shares Outstanding                         598,049        6,845,849    2,477,655     1,954,079     28,383,768
                                                    ----------     ------------   -----------   -----------   -----------
            Net Asset Value,
              Offering and Redemption
              Price Per Share                       $    11.25     $      19.52   $    13.68    $    10.02    $      1.00
                                                    ==========     ============   ===========   ===========   ===========

* The offering price of Class A shares is reduced on sales of $50,000 or more, with the exception of the Money Market Fund.

See Notes to Financial Statements.

FOR THE YEAR ENDED OCTOBER 31, 1999

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                        ASAF                         ASAF          ASAF
                                                      FOUNDERS         ASAF         T. ROWE      AMERICAN       ASAF
                                                   INTERNATIONAL       JANUS      PRICE SMALL    CENTURY      FEDERATED
                                                       SMALL         SMALL-CAP      COMPANY     STRATEGIC    HIGH YIELD
                                                   CAPITALIZATION     GROWTH         VALUE       BALANCED       BOND
                                                        FUND           FUND          FUND          FUND         FUND
                                                   --------------   -----------   -----------   ----------   -----------
INVESTMENT INCOME:
  Interest                                           $   38,149     $   580,730   $  162,162    $1,654,984   $ 8,531,231
  Dividends                                              48,981          22,948      902,060       508,357       198,666
  Foreign Taxes Withheld                                 (5,180)           (620)         (68)       (4,614)           --
                                                     ----------     -----------   -----------   ----------   -----------
      Total Investment Income                            81,950         603,058    1,064,154     2,158,727     8,729,897
                                                     ----------     -----------   -----------   ----------   -----------
EXPENSES:
  Advisory Fees                                         103,317         562,160      554,993       642,319       627,384
  Shareholder Servicing Fees                            109,282         237,978      375,101       232,693       237,126
  Administration and Accounting Fees                     55,499          93,570      100,499       102,076       122,344
  Custodian Fees                                         52,315          43,428       38,939        78,532        18,334
  Distribution Fees -- Class A                            6,802          73,902       49,365        67,494        64,562
  Distribution Fees -- Class B                           31,178         259,463      199,794       323,442       476,811
  Distribution Fees -- Class C                           15,363         115,840      117,161       119,533       110,332
  Distribution Fees -- Class X                           33,781         101,514      139,309       135,725       179,982
  Supplemental Distribution Fees                             --           6,666           --            --            --
  Audit and Legal Fees                                    1,966          12,974       11,850        14,853        18,657
  Organization Costs                                     13,673          13,673       13,673        13,673        13,673
  Directors' Fees                                           492           2,649        3,133         3,436         4,732
  Registration Fees                                      37,044          81,405       65,063        74,051        85,727
  Miscellaneous Expenses                                  6,794          20,898       14,622        26,231        48,085
                                                     ----------     -----------   -----------   ----------   -----------
      Total Expenses                                    467,506       1,626,120    1,683,502     1,834,058     2,007,749
      Less: Reimbursement of Expenses by
             Investment Manager                        (230,103)       (319,189)    (484,132)     (402,807)     (279,932)
           Waiver of Fees by
             Investment Manager                              --              --           --            --            --
           Fees Paid Indirectly                              --          (6,666)          --            --            --
                                                     ----------     -----------   -----------   ----------   -----------
      Net Expenses                                      237,403       1,300,265    1,199,370     1,431,251     1,727,817
                                                     ----------     -----------   -----------   ----------   -----------
Net Investment Income (Loss)                           (155,453)       (697,207)    (135,216)      727,476     7,002,080
                                                     ----------     -----------   -----------   ----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                                        1,627,328       3,607,424    1,392,258     1,971,847      (327,421)
    Futures Contracts                                        --              --           --       (57,735)           --
    Written Options Contracts                                --              --           --            --            --
    Foreign Currency Transactions                       (67,191)          2,167           --        83,875            --
                                                     ----------     -----------   -----------   ----------   -----------
  Net Realized Gain (Loss)                            1,560,137       3,609,591    1,392,258     1,997,987      (327,421)
                                                     ----------     -----------   -----------   ----------   -----------
  Net Change in Unrealized Appreciation
    (Depreciation) on:
    Securities                                        1,080,293      46,265,212   (1,429,144)    4,674,848    (5,663,260)
    Futures Contracts                                        --              --           --       258,175            --
    Translation of Assets and
      Liabilities Denominated in
      Foreign Currencies                                  3,368              35           --         2,097            --
                                                     ----------     -----------   -----------   ----------   -----------
  Net Change in Unrealized Appreciation
    (Depreciation)                                    1,083,661      46,265,247   (1,429,144)    4,935,120    (5,663,260)
                                                     ----------     -----------   -----------   ----------   -----------
  Net Gain (Loss) on Investments                      2,643,798      49,874,838      (36,886)    6,933,107    (5,990,681)
                                                     ----------     -----------   -----------   ----------   -----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                  $2,488,345     $49,177,631   $ (172,102)   $7,660,583   $ 1,011,399
                                                     ==========     ===========   ===========   ==========   ===========

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                                     ASAF          ASAF
                                             ASAF          ASAF          ASAF          ASAF        NEUBERGER     NEUBERGER
                                          OPPENHEIMER   LORD ABBETT      JANUS        MARSICO       BERMAN        BERMAN
                                           LARGE-CAP    GROWTH AND     OVERSEAS       CAPITAL       MID-CAP       MID-CAP
                                            GROWTH        INCOME        GROWTH        GROWTH        GROWTH         VALUE
                                             FUND          FUND          FUND          FUND          FUND          FUND
                                          -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME:
  Interest                                $  153,759    $  242,807    $   977,363   $ 1,429,409   $  106,813    $    91,154
  Dividends                                   93,715     1,365,786        885,635     1,593,953       37,950        284,549
  Foreign Taxes Withheld                          --        (1,708)       (46,902)      (44,737)          --           (156)
                                          ----------    -----------   -----------   -----------   -----------   -----------
      Total Investment Income                247,474     1,606,885      1,816,096     2,978,625      144,763        375,547
                                          ----------    -----------   -----------   -----------   -----------   -----------
EXPENSES:
  Advisory Fees                              368,000       808,861      1,437,139     2,818,404      227,549        187,268
  Shareholder Servicing Fees                 207,061       290,360        555,520       784,373      150,870        134,008
  Administration and Accounting Fees          71,124       111,509        159,094       248,223       52,952         46,443
  Custodian Fees                              24,170        26,948        205,373        35,192       28,595         17,796
  Distribution Fees -- Class A                28,832        73,966        150,582       262,216       27,152         20,223
  Distribution Fees -- Class B               176,865       344,597        500,421     1,356,677      108,589        103,750
  Distribution Fees -- Class C                51,192       130,849        283,330       654,589       54,187         40,117
  Distribution Fees -- Class X               103,978       185,482        221,576       282,705       35,752         23,763
  Supplemental Distribution Fees                  --        26,208         21,031        20,637        5,851         20,744
  Audit and Legal Fees                         8,215        17,152         27,144        56,071        4,964          4,149
  Organization Costs                              --            --             --            --           --             --
  Directors' Fees                              2,044         4,056          6,387        13,040        1,163            949
  Registration Fees                           55,974        81,130        113,088       258,494       64,074         58,381
  Miscellaneous Expenses                      10,588        22,099         50,934        80,101       10,079          8,925
                                          ----------    -----------   -----------   -----------   -----------   -----------
      Total Expenses                       1,108,043     2,123,217      3,731,619     6,870,722      771,777        666,516
      Less: Reimbursement of
             Expenses by
             Investment Manager             (231,936)     (310,596)      (333,601)     (770,893)    (224,107)      (197,824)
           Waiver of Fees by
             Investment Manager               (8,636)     (161,772)      (130,652)           --           --             --
           Fees Paid Indirectly                   --       (26,208)       (21,031)      (20,637)      (5,851)       (20,744)
                                          ----------    -----------   -----------   -----------   -----------   -----------
      Net Expenses                           867,471     1,624,641      3,246,335     6,079,192      541,819        447,948
                                          ----------    -----------   -----------   -----------   -----------   -----------
Net Investment Income (Loss)                (619,997)      (17,756)    (1,430,239)   (3,100,567)    (397,056)       (72,401)
                                          ----------    -----------   -----------   -----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                             4,509,503    (1,864,544)    (3,345,216)   (8,079,193)  (2,023,101)       862,653
    Futures Contracts                             --            --             --            --           --             --
    Written Options Contracts                     --            --             --      (106,679)          --             --
    Foreign Currency Transactions                 --            --       (966,207)           --           (7)            --
                                          ----------    -----------   -----------   -----------   -----------   -----------
  Net Realized Gain (Loss)                 4,509,503    (1,864,544)    (4,311,423)   (8,185,872)  (2,023,108)       862,653
                                          ----------    -----------   -----------   -----------   -----------   -----------
  Net Change in Unrealized
    Appreciation (Depreciation) on:
    Securities                             4,407,755     9,399,850     45,683,029    85,728,862    8,571,273     (1,727,464)
    Futures Contracts                             --            --             --            --           --             --
    Translation of Assets and
      Liabilities Denominated in
      Foreign Currencies                          --            --       (251,520)          511           --             --
                                          ----------    -----------   -----------   -----------   -----------   -----------
  Net Change in Unrealized
    Appreciation (Depreciation)            4,407,755     9,399,850     45,431,509    85,729,373    8,571,273     (1,727,464)
                                          ----------    -----------   -----------   -----------   -----------   -----------
  Net Gain (Loss) on Investments           8,917,258     7,535,306     41,120,086    77,543,501    6,548,165       (864,811)
                                          ----------    -----------   -----------   -----------   -----------   -----------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations      $8,297,261    $7,517,550    $39,689,847   $74,442,934   $6,151,109    $  (937,212)
                                          ==========    ===========   ===========   ===========   ===========   ===========

See Notes to Financial Statements.

FOR THE YEAR ENDED OCTOBER 31, 1999

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                           ASAF            ASAF          ASAF          ASAF          ASAF
                                                       T. ROWE PRICE      JANUS         INVESCO        TOTAL         JPM
                                                       INTERNATIONAL     CAPITAL        EQUITY        RETURN        MONEY
                                                          EQUITY          GROWTH        INCOME         BOND         MARKET
                                                           FUND            FUND          FUND          FUND          FUND
                                                       -------------   ------------   -----------   -----------   ----------
INVESTMENT INCOME:
  Investment Income from Corresponding Portfolios
    of American Skandia Master Trust:
    Interest                                            $   44,459     $  6,584,137   $ 2,108,171   $ 6,642,731   $4,699,238
    Dividends                                              335,263        1,342,055     1,386,277            --           --
    Foreign Taxes Withheld                                 (51,880)         (23,013)       (1,174)           --           --
                                                        ----------     ------------   -----------   -----------   ----------
      Total Investment Income                              327,842        7,903,179     3,493,274     6,642,731    4,699,238
      Expenses from Corresponding Portfolios of
        American Skandia Master Trust                     (290,199)      (7,087,896)   (1,022,828)     (801,428)    (584,434)
                                                        ----------     ------------   -----------   -----------   ----------
      Net Investment Income (Loss) from Corresponding
        Portfolios of American Skandia Master Trust         37,643          815,283     2,470,446     5,841,303    4,114,804
                                                        ----------     ------------   -----------   -----------   ----------
EXPENSES:
  Shareholder Servicing Fees                               146,904        1,741,738       339,852       219,645      255,176
  Administration and Accounting Fees                        30,001           60,000        53,000        52,999       36,646
  Distribution Fees -- Class A                              15,996          607,936       100,877        70,007      111,055
  Distribution Fees -- Class B                              57,662        3,279,348       462,979       504,909      369,569
  Distribution Fees -- Class C                              32,883        1,164,717       206,540       177,205      159,278
  Distribution Fees -- Class X                              61,840          873,700       268,978       164,863      179,037
  Supplemental Distribution Fees                             3,142           66,845        46,415            --           --
  Audit and Legal Fees                                       1,943           62,198        11,485         9,853        8,924
  Organization Costs                                        12,955           12,955        12,955        12,955       12,955
  Directors' Fees                                              996           30,274         5,791         4,923        4,501
  Registration Fees                                         43,112          556,476        93,359        92,057      119,927
  Miscellaneous Expenses                                     4,072          174,025        28,311        24,858       25,600
                                                        ----------     ------------   -----------   -----------   ----------
      Total Expenses                                       411,506        8,630,212     1,630,542     1,334,274    1,282,668
      Less: Reimbursement of Expenses by Investment
             Manager                                      (235,177)      (1,885,197)     (370,317)     (330,620)    (118,169)
           Fees Paid Indirectly                             (3,142)         (66,845)      (46,415)           --           --
                                                        ----------     ------------   -----------   -----------   ----------
      Net Expenses                                         173,187        6,678,170     1,213,810     1,003,654    1,164,499
                                                        ----------     ------------   -----------   -----------   ----------
Net Investment Income (Loss)                              (135,544)      (5,862,887)    1,256,636     4,837,649    2,950,305
                                                        ----------     ------------   -----------   -----------   ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS FROM
  CORRESPONDING PORTFOLIOS OF
  AMERICAN SKANDIA MASTER TRUST:
  Net Realized Gain (Loss) on:
    Securities                                            (278,463)     (51,859,781)    3,247,433    (1,695,853)       2,598
    Futures Contracts                                           --               --            --    (1,072,511)          --
    Written Options Contracts                                   --               --            --        97,353           --
    Swap Agreements                                             --               --            --       (30,823)          --
    Foreign Currency Transactions                          (21,086)         (15,752)           --      (188,724)          --
                                                        ----------     ------------   -----------   -----------   ----------
  Net Realized Gain (Loss)                                (299,549)     (51,875,533)    3,247,433    (2,890,558)       2,598
                                                        ----------     ------------   -----------   -----------   ----------
  Net Change in Unrealized Appreciation
    (Depreciation) on:
    Securities                                           3,333,045      228,050,761     9,613,363    (2,874,806)          --
    Futures Contracts                                           --               --            --         5,847           --
    Written Options Contracts                                   --               --            --        89,366           --
    Swap Agreements                                             --               --            --        (8,723)          --
    Translation of Assets and Liabilities Denominated
      in Foreign Currencies                                 (4,215)              42            --        90,325           --
                                                        ----------     ------------   -----------   -----------   ----------
  Net Change in Unrealized Appreciation
    (Depreciation)                                       3,328,830      228,050,803     9,613,363    (2,697,991)          --
                                                        ----------     ------------   -----------   -----------   ----------
  Net Gain (Loss) on Investments                         3,029,281      176,175,270    12,860,796    (5,588,549)       2,598
                                                        ----------     ------------   -----------   -----------   ----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                     $2,893,737     $170,312,383   $14,117,432   $  (750,900)  $2,952,903
                                                        ==========     ============   ===========   ===========   ==========

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                         ASAF                                                     ASAF                  ASAF
                                       FOUNDERS                       ASAF                       T. ROWE              AMERICAN
                                     INTERNATIONAL                   JANUS                     PRICE SMALL            CENTURY
                                         SMALL                     SMALL-CAP                     COMPANY             STRATEGIC
                                    CAPITALIZATION                   GROWTH                       VALUE               BALANCED
                                         FUND                         FUND                        FUND                  FUND
                               -------------------------   --------------------------   -------------------------   ------------
                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                               OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                  1999          1998           1999          1998          1999          1998           1999
                               -----------   -----------   ------------   -----------   -----------   -----------   ------------
FROM OPERATIONS:
 Net Investment Income (Loss)  $  (155,453)  $  (21,602)   $   (697,207)  $   (57,296)  $  (135,216)  $   (46,776)  $    727,476
 Net Realized Gain (Loss) on
   Investments                   1,560,137     (203,090)      3,609,591      (860,753)    1,392,258      (373,253)     1,997,987
 Net Change in Unrealized
   Appreciation
   (Depreciation) on
   Investments                   1,083,661      (55,153)     46,265,247        50,611    (1,429,144)   (5,500,322)     4,935,120
                               -----------   ----------    ------------   -----------   -----------   -----------   ------------
Net Increase (Decrease) in
   Net Assets Resulting from
   Operations                    2,488,345     (279,845)     49,177,631      (867,438)     (172,102)   (5,920,351)     7,660,583
                               -----------   ----------    ------------   -----------   -----------   -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From Net Investment Income:
   Class A                              --         (452)             --            --            --          (181)      (112,620)
   Class B                              --         (125)             --            --            --          (114)      (136,565)
   Class C                              --          (62)             --            --            --           (35)       (51,277)
   Class X                              --         (180)             --            --            --           (92)       (58,449)
 In Excess of Net Investment
   Income:
   Class A                              --          (74)             --            --       (27,592)       (4,193)            --
   Class B                              --          (20)             --            --            --        (2,624)            --
   Class C                              --          (10)             --            --            --          (814)            --
   Class X                              --          (29)             --            --            --        (2,136)            --
 From Net Realized Gains:
   Class A                              --           --              --            --            --            --             --
   Class B                              --           --              --            --            --            --             --
   Class C                              --           --              --            --            --            --             --
   Class X                              --           --              --            --            --            --             --
                               -----------   ----------    ------------   -----------   -----------   -----------   ------------
Total Distributions                     --         (952)             --            --       (27,592)      (10,189)      (358,911)
                               -----------   ----------    ------------   -----------   -----------   -----------   ------------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                  8,904,367    5,208,868     155,373,353    10,639,455    21,076,473    44,422,288    101,103,998
                               -----------   ----------    ------------   -----------   -----------   -----------   ------------
Net Increase in Net Assets      11,392,712    4,928,071     204,550,984     9,772,017    20,876,779    38,491,748    108,405,670
NET ASSETS:
 Beginning of Period             5,548,877      620,806      10,661,100       889,083    41,004,854     2,513,106     21,996,941
                               -----------   ----------    ------------   -----------   -----------   -----------   ------------
 End of Period                 $16,941,589   $5,548,877    $215,212,084   $10,661,100   $61,881,633   $41,004,854   $130,402,611
                               ===========   ==========    ============   ===========   ===========   ===========   ============

                                  ASAF
                                AMERICAN
                                 CENTURY
                                STRATEGIC
                                BALANCED
                                  FUND
                               -----------
                               YEAR ENDED
                               OCTOBER 31,
                                  1998
                               -----------
FROM OPERATIONS:
 Net Investment Income (Loss)  $    79,418
 Net Realized Gain (Loss) on
   Investments                  (1,207,852)
 Net Change in Unrealized
   Appreciation
   (Depreciation) on
   Investments                   1,441,116
                               -----------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations                        312,682
                               -----------
DISTRIBUTIONS TO SHAREHOLDERS
 From Net Investment Income:
   Class A                         (11,493)
   Class B                          (9,726)
   Class C                          (4,525)
   Class X                          (9,794)
 In Excess of Net Investment
   Income:
   Class A                              --
   Class B                              --
   Class C                              --
   Class X                              --
 From Net Realized Gains:
   Class A                              --
   Class B                              --
   Class C                              --
   Class X                              --
                               -----------
Total Distributions                (35,538)
                               -----------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                 20,468,469
                               -----------
Net Increase in Net Assets      20,745,613
NET ASSETS:
 Beginning of Period             1,251,328
                               -----------
 End of Period                 $21,996,941
                               ===========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          ASAF                        ASAF                         ASAF                  ASAF
                                       FEDERATED                   OPPENHEIMER                 LORD ABBETT              JANUS
                                       HIGH YIELD                   LARGE-CAP                     GROWTH               OVERSEAS
                                          BOND                       GROWTH                     AND INCOME              GROWTH
                                          FUND                        FUND                         FUND                  FUND
                               --------------------------   -------------------------   --------------------------   ------------
                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                               OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,
                                   1999          1998          1999         1998(1)         1999         1998(1)         1999
                               ------------   -----------   -----------   -----------   ------------   -----------   ------------
FROM OPERATIONS:
 Net Investment Income (Loss)  $  7,002,080   $ 1,488,563   $  (619,997)  $  (126,014)  $    (17,756)  $    26,263   $ (1,430,239)
 Net Realized Gain (Loss) on
   Investments                     (327,421)      (17,619)    4,509,503    (2,156,987)    (1,864,544)   (1,190,045)    (4,311,423)
 Net Change in Unrealized
   Appreciation
   (Depreciation) on
   Investments                   (5,663,260)   (2,955,623)    4,407,755     1,263,670      9,399,850       938,931     45,431,509
                               ------------   -----------   -----------   -----------   ------------   -----------   ------------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations                       1,011,399    (1,484,679)    8,297,261    (1,019,331)     7,517,550      (224,851)    39,689,847
                               ------------   -----------   -----------   -----------   ------------   -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From Net Investment Income:
   Class A                       (1,066,043)     (230,890)           --            --        (12,015)       (6,881)            --
   Class B                       (3,686,137)     (635,141)           --            --         (1,848)       (1,202)            --
   Class C                         (853,383)     (207,080)           --            --           (855)         (484)            --
   Class X                       (1,396,517)     (415,452)           --            --         (1,589)       (1,389)            --
 In Excess of Net Investment
   Income:
   Class A                               --            --            --            --        (36,455)           --             --
   Class B                               --            --            --            --         (5,608)           --             --
   Class C                               --            --            --            --         (2,595)           --             --
   Class X                               --            --            --            --         (4,822)           --             --
 From Net Realized Gains:
   Class A                               --            --            --            --             --            --             --
   Class B                               --            --            --            --             --            --             --
   Class C                               --            --            --            --             --            --             --
   Class X                               --            --            --            --             --            --             --
                               ------------   -----------   -----------   -----------   ------------   -----------   ------------
Total Distributions              (7,002,080)   (1,488,563)           --            --        (65,787)       (9,956)            --
                               ------------   -----------   -----------   -----------   ------------   -----------   ------------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                  77,719,547    44,745,185    31,103,658    20,690,453    101,607,672    32,886,035    170,502,829
                               ------------   -----------   -----------   -----------   ------------   -----------   ------------
Net Increase in Net Assets       71,728,866    41,771,943    39,400,919    19,671,122    109,059,435    32,651,228    210,192,676
NET ASSETS:
 Beginning of Period             45,608,402     3,836,459    19,671,122            --     32,651,228            --     44,957,018
                               ------------   -----------   -----------   -----------   ------------   -----------   ------------
 End of Period                 $117,337,268   $45,608,402   $59,072,041   $19,671,122   $141,710,663   $32,651,228   $255,149,694
                               ============   ===========   ===========   ===========   ============   ===========   ============

                                  ASAF
                                  JANUS
                                OVERSEAS
                                 GROWTH
                                  FUND
                               -----------
                               YEAR ENDED
                               OCTOBER 31,
                                 1998(1)
                               -----------
FROM OPERATIONS:
 Net Investment Income (Loss)  $   (45,889)
 Net Realized Gain (Loss) on
   Investments                  (2,636,468)
 Net Change in Unrealized
   Appreciation
   (Depreciation) on
   Investments                   1,140,279
                               -----------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations                     (1,542,078)
                               -----------
DISTRIBUTIONS TO SHAREHOLDERS
 From Net Investment Income:
   Class A                              --
   Class B                              --
   Class C                              --
   Class X                              --
 In Excess of Net Investment
   Income:
   Class A                              --
   Class B                              --
   Class C                              --
   Class X                              --
 From Net Realized Gains:
   Class A                              --
   Class B                              --
   Class C                              --
   Class X                              --
                               -----------
Total Distributions                     --
                               -----------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                 46,499,096
                               -----------
Net Increase in Net Assets      44,957,018
NET ASSETS:
 Beginning of Period                    --
                               -----------
 End of Period                 $44,957,018
                               ===========

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.
--------------------------------------------------------------------------------

                                                                       ASAF                        ASAF
                                           ASAF                      NEUBERGER                   NEUBERGER
                                         MARSICO                      BERMAN                      BERMAN
                                         CAPITAL                      MID-CAP                     MID-CAP
                                          GROWTH                      GROWTH                       VALUE
                                           FUND                        FUND                        FUND
                                --------------------------   -------------------------   -------------------------
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                    1999         1998(2)        1999         1998(2)        1999         1998(2)
                                ------------   -----------   -----------   -----------   -----------   -----------
FROM OPERATIONS:
 Net Investment Income (Loss)   $ (3,100,567)  $    14,303   $  (397,056)  $   (1,506)   $   (72,401)  $    1,431
 Net Realized Gain (Loss) on
   Investments                    (8,185,872)     (949,883)   (2,023,108)      94,129        862,653        1,518
 Net Change in Unrealized
   Appreciation (Depreciation)
   on Investments                 85,729,373     2,185,679     8,571,273      227,047     (1,727,464)      80,561
                                ------------   -----------   -----------   ----------    -----------   ----------
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations                       74,442,934     1,250,099     6,151,109      319,670       (937,212)      83,510
                                ------------   -----------   -----------   ----------    -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From Net Investment Income:
   Class A                           (14,303)           --            --           --           (508)          --
   Class B                                --            --            --           --           (549)          --
   Class C                                --            --            --           --           (242)          --
   Class X                                --            --            --           --           (132)          --
 In Excess of Net Investment
   Income:
   Class A                               (35)           --            --           --         (2,758)          --
   Class B                                --            --            --           --         (2,976)          --
   Class C                                --            --            --           --         (1,315)          --
   Class X                                --            --            --           --           (718)          --
 From Net Realized Gains:
   Class A                                --            --       (20,483)          --           (237)          --
   Class B                                --            --       (34,595)          --           (761)          --
   Class C                                --            --       (22,944)          --           (336)          --
   Class X                                --            --       (16,107)          --           (162)          --
                                ------------   -----------   -----------   ----------    -----------   ----------
Total Distributions                  (14,338)           --       (94,129)          --        (10,694)          --
                                ------------   -----------   -----------   ----------    -----------   ----------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                  448,096,651    40,538,469    40,361,211    2,670,718     39,513,072    3,811,040
                                ------------   -----------   -----------   ----------    -----------   ----------
Net Increase in Net Assets       522,525,247    41,788,568    46,418,191    2,990,388     38,565,166    3,894,550
NET ASSETS:
 Beginning of Period              41,788,568            --     2,990,388           --      3,894,550           --
                                ------------   -----------   -----------   ----------    -----------   ----------
 End of Period                  $564,313,815   $41,788,568   $49,408,579   $2,990,388    $42,459,716   $3,894,550
                                ============   ===========   ===========   ==========    ===========   ==========


                                          ASAF
                                      T. ROWE PRICE
                                      INTERNATIONAL
                                         EQUITY
                                          FUND
                                -------------------------
                                YEAR ENDED    YEAR ENDED
                                OCTOBER 31,   OCTOBER 31,
                                   1999          1998
                                -----------   -----------
FROM OPERATIONS:
 Net Investment Income (Loss)   $  (135,544)  $   (43,968)
 Net Realized Gain (Loss) on
   Investments                     (299,549)      (67,792)
 Net Change in Unrealized
   Appreciation (Depreciation)
   on Investments                 3,328,830        25,778
                                -----------   -----------
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations                       2,893,737       (85,982)
                                -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From Net Investment Income:
   Class A                               --            --
   Class B                               --            --
   Class C                               --            --
   Class X                               --            --
 In Excess of Net Investment
   Income:
   Class A                          (13,643)           --
   Class B                           (6,565)           --
   Class C                           (4,600)           --
   Class X                           (9,863)           --
 From Net Realized Gains:
   Class A                               --            --
   Class B                               --            --
   Class C                               --            --
   Class X                               --            --
                                -----------   -----------
Total Distributions                 (34,671)           --
                                -----------   -----------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                   9,698,559    10,953,519
                                -----------   -----------
Net Increase in Net Assets       12,557,625    10,867,537
NET ASSETS:
 Beginning of Period             12,428,718     1,561,181
                                -----------   -----------
 End of Period                  $24,986,343   $12,428,718
                                ===========   ===========

(1) Commenced operations on December 31, 1997.
(2) Commenced operations on August 19, 1998.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          ASAF                           ASAF                         ASAF
                                          JANUS                        INVESCO                       TOTAL

                                         CAPITAL                        EQUITY                       RETURN
                                         GROWTH                         INCOME                        BOND
                                          FUND                           FUND                         FUND
                              -----------------------------   --------------------------   --------------------------
                                YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                               OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                   1999            1998           1999          1998           1999          1998
                              --------------   ------------   ------------   -----------   ------------   -----------
FROM OPERATIONS:
Net Investment Income (Loss)  $   (5,862,887)  $   (334,631)  $  1,256,636   $   346,202   $  4,837,649   $   604,031
 Net Realized Gain (Loss) on
   Investments                   (51,875,533)    (4,945,536)     3,247,433      (517,156)    (2,890,558)      371,331
 Net Change in Unrealized
   Appreciation
   (Depreciation) on
   Investments                   228,050,803     14,298,404      9,613,363     2,038,173     (2,697,991)      235,283
                              --------------   ------------   ------------   -----------   ------------   -----------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations                      170,312,383      9,018,237     14,117,432     1,867,219       (750,900)    1,210,645
                              --------------   ------------   ------------   -----------   ------------   -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From Net Investment Income:
   Class A                                --         (3,261)      (207,977)      (38,382)      (746,581)      (81,710)
   Class B                                --         (1,754)      (267,381)      (49,590)    (2,433,498)     (203,491)
   Class C                                --           (551)      (120,280)      (19,657)      (857,234)     (142,796)
   Class X                                --         (1,648)      (171,251)      (53,610)      (800,336)     (178,399)
 In Excess of Net Investment
   Income:
   Class A                                --         (2,821)            --            --             --            --
   Class B                                --         (1,518)            --            --             --            --
   Class C                                --           (476)            --            --             --            --
   Class X                                --         (1,426)            --            --             --            --
 From Net Realized Gains:
   Class A                                --             --             --            --        (41,731)          (35)
   Class B                                --             --             --            --       (174,101)          (98)
   Class C                                --             --             --            --        (68,174)          (43)
   Class X                                --             --             --            --        (87,038)         (111)
                              --------------   ------------   ------------   -----------   ------------   -----------
Total Distributions                       --        (13,455)      (766,889)     (161,239)    (5,208,693)     (606,683)
                              --------------   ------------   ------------   -----------   ------------   -----------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                  965,500,168    126,069,978    112,998,444    48,599,599    114,425,804    42,508,563
                              --------------   ------------   ------------   -----------   ------------   -----------
 Net Increase in Net Assets    1,135,812,551    135,074,760    126,348,987    50,305,579    108,466,211    43,112,525
NET ASSETS:
 Beginning of Period             139,425,109      4,350,349     53,614,176     3,308,597     44,296,202     1,183,677
                              --------------   ------------   ------------   -----------   ------------   -----------
 End of Period                $1,275,237,660   $139,425,109   $179,963,163   $53,614,176   $152,762,413   $44,296,202
                              ==============   ============   ============   ===========   ============   ===========

                                         ASAF
                                         JPM
                                        MONEY
                                        MARKET
                                         FUND
                              --------------------------
                               YEAR ENDED    YEAR ENDED
                              OCTOBER 31,    OCTOBER 31,
                                  1999          1998
                              ------------   -----------
FROM OPERATIONS:
Net Investment Income (Loss)  $  2,950,305   $   521,976
 Net Realized Gain (Loss) on
   Investments                       2,598          (666)
 Net Change in Unrealized
   Appreciation
   (Depreciation) on
   Investments                          --            --
                              ------------   -----------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations                      2,952,903       521,310
                              ------------   -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From Net Investment Income:
   Class A                        (790,112)     (105,287)
   Class B                      (1,124,422)     (132,858)
   Class C                        (488,137)      (78,804)
   Class X                        (547,634)     (205,027)
 In Excess of Net Investment
   Income:
   Class A                              --            --
   Class B                              --            --
   Class C                              --            --
   Class X                              --            --
 From Net Realized Gains:
   Class A                              --            (4)
   Class B                              --           (10)
   Class C                              --            (4)
   Class X                              --            (7)
                              ------------   -----------
Total Distributions             (2,950,305)     (522,001)
                              ------------   -----------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                136,157,181    41,796,215
                              ------------   -----------
 Net Increase in Net Assets    136,159,779    41,795,524
NET ASSETS:
 Beginning of Period            43,354,055     1,558,531
                              ------------   -----------
 End of Period                $179,513,834   $43,354,055
                              ============   ===========

See Notes to Financial Statements.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                     Increase (Decrease) from
                                                                       Investment Operations
                                                  Net Asset  -----------------------------------------
                                       Year         Value         Net        Net Realized   Total from
                                       Ended      Beginning   Investment     & Unrealized   Investment
                                    October 31,   of Period  Income (Loss)   Gain (Loss)    Operations
                                    -----------   ---------  -------------   ------------   ----------
ASAF FOUNDERS
INTERNATIONAL SMALL
CAPITALIZATION FUND:
------------------------------
------------------------------
 Class A                             1999          $ 10.27      $(0.14)         $ 3.43        $ 3.29
                                     1998             9.87       (0.02)           0.45          0.43
                                     1997(1)         10.00        0.05           (0.18)        (0.13)
 Class B                             1999            10.23       (0.22)           3.43          3.21
                                     1998             9.85       (0.08)           0.46          0.38
                                     1997(1)         10.00        0.04           (0.19)        (0.15)
 Class C                             1999            10.22       (0.21)           3.42          3.21
                                     1998             9.86       (0.08)           0.44          0.36
                                     1997(1)         10.00        0.04           (0.18)        (0.14)
 Class X                             1999            10.21       (0.19)           3.41          3.22
                                     1998             9.84       (0.08)           0.45          0.37
                                     1997(1)         10.00        0.04           (0.20)        (0.16)
ASAF JANUS SMALL-CAP
GROWTH FUND:
------------------------------
------------------------------
 Class A                             1999          $  9.11      $(0.10)         $ 8.07        $ 7.97
                                     1998             9.94       (0.07)          (0.76)        (0.83)
                                     1997(1)         10.00       (0.03)          (0.03)        (0.06)
 Class B                             1999             9.04       (0.17)           8.00          7.83
                                     1998             9.93       (0.12)          (0.77)        (0.89)
                                     1997(1)         10.00       (0.04)          (0.03)        (0.07)
 Class C                             1999             9.06       (0.16)           8.00          7.84
                                     1998             9.94       (0.10)          (0.78)        (0.88)
                                     1997(1)         10.00       (0.04)          (0.02)        (0.06)
 Class X                             1999             9.06       (0.15)           7.99          7.84
                                     1998             9.93       (0.11)          (0.76)        (0.87)
                                     1997(1)         10.00       (0.04)          (0.03)        (0.07)
ASAF T. ROWE PRICE SMALL COMPANY
VALUE FUND:
------------------------------
------------------------------
 Class A                             1999          $  8.85      $ 0.02          $ 0.06        $ 0.08
                                     1998            10.46        0.04           (1.62)        (1.58)
                                     1997(1)         10.00        0.02            0.44          0.46
 Class B                             1999             8.80       (0.03)           0.07          0.04
                                     1998            10.44       (0.02)          (1.61)        (1.63)
                                     1997(1)         10.00          --            0.44          0.44
 Class C                             1999             8.80       (0.03)           0.07          0.04
                                     1998            10.45       (0.02)          (1.62)        (1.64)
                                     1997(1)         10.00          --            0.45          0.45
 Class X                             1999             8.80       (0.03)           0.07          0.04
                                     1998            10.44       (0.02)          (1.61)        (1.63)
                                     1997(1)         10.00          --            0.44          0.44
ASAF AMERICAN
CENTURY STRATEGIC
BALANCED FUND:
------------------------------
------------------------------
 Class A                             1999          $ 10.89      $ 0.19          $ 1.89        $ 2.08
                                     1998             9.99        0.15            0.84          0.99
                                     1997(1)         10.00        0.04           (0.05)        (0.01)
 Class B                             1999            10.86        0.12            1.88          2.00
                                     1998             9.96        0.09            0.85          0.94
                                     1997(1)         10.00        0.02           (0.06)        (0.04)
 Class C                             1999            10.87        0.11            1.87          1.98
                                     1998             9.98        0.09            0.84          0.93
                                     1997(1)         10.00        0.02           (0.04)        (0.02)
 Class X                             1999            10.85        0.11            1.89          2.00
                                     1998             9.96        0.09            0.84          0.93
                                     1997(1)         10.00        0.02           (0.06)        (0.04)


                                               Less Distributions
                                   ------------------------------------------
                                    From Net     In Excess of      From Net
                                   Investment   Net Investment     Realized
                                     Income         Income          Gains
                                   ----------   --------------   ------------
ASAF FOUNDERS
INTERNATIONAL SMALL
CAPITALIZATION FUND:
------------------------------
------------------------------
 Class A                             $   --         $   --            $--
                                      (0.03)            --            --
                                         --             --            --
 Class B                                 --             --            --
                                         --             --            --
                                         --             --            --
 Class C                                 --             --            --
                                         --             --            --
                                         --             --            --
 Class X                                 --             --            --
                                         --             --            --
                                         --             --            --
ASAF JANUS SMALL-CAP
GROWTH FUND:
------------------------------
------------------------------
 Class A                             $   --         $   --            $--
                                         --             --            --
                                         --             --            --
 Class B                                 --             --            --
                                         --             --            --
                                         --             --            --
 Class C                                 --             --            --
                                         --             --            --
                                         --             --            --
 Class X                                 --             --            --
                                         --             --            --
                                         --             --            --
ASAF T. ROWE PRICE SMALL COMPANY
VALUE FUND:
------------------------------
------------------------------
 Class A                             $   --         $(0.03)           $--
                                         --          (0.03)           --
                                         --             --            --
 Class B                                 --             --            --
                                         --          (0.01)           --
                                         --             --            --
 Class C                                 --             --            --
                                         --          (0.01)           --
                                         --             --            --
 Class X                                 --             --            --
                                         --          (0.01)           --
                                         --             --            --
ASAF AMERICAN
CENTURY STRATEGIC
BALANCED FUND:
------------------------------
------------------------------
 Class A                             $(0.12)        $   --            $--
                                      (0.09)            --            --
                                         --             --            --
 Class B                              (0.05)            --            --
                                      (0.04)            --            --
                                         --             --            --
 Class C                              (0.05)            --            --
                                      (0.04)            --            --
                                         --             --            --
 Class X                              (0.05)            --            --
                                      (0.04)            --            --
                                         --             --            --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                      Ratios of Expenses
                                            Supplemental Data                      to Average Net Assets(3)
                                  -------------------------------------   ------------------------------------------
                    Net Asset                 Net Assets at   Portfolio      Net      After Expense   Before Expense
      Total           Value         Total     End of Period   Turnover    Operating   Reimbursement   Reimbursement
  Distributions   End of Period   Return(2)     (in 000s)       Rate      Expenses    and Waiver(4)   and Waiver(4)
  -------------   -------------   ---------   -------------   ---------   ---------   -------------   --------------
     $   --          $13.56         32.04%       $ 2,374         268%        2.10%        2.10%             4.53%
      (0.03)          10.27          4.32%           886          49%        2.10%        2.10%             9.20%
         --            9.87         (1.30%)          106          --         2.10%        2.10%           136.49%
         --           13.44         31.38%         7,722         268%        2.60%        2.60%             5.04%
         --           10.23          3.90%         1,387          49%        2.60%        2.60%             9.80%
         --            9.85         (1.50%)          230          --         2.60%        2.60%            90.64%
         --           13.43         31.41%         2,540         268%        2.60%        2.60%             5.05%
         --           10.22          3.69%           872          49%        2.60%        2.60%             9.72%
         --            9.86         (1.40%)           79          --         2.60%        2.60%            55.02%
         --           13.43         31.54%         4,305         268%        2.60%        2.60%             5.07%
         --           10.21          3.80%         2,404          49%        2.60%        2.60%             9.58%
         --            9.84         (1.60%)          206          --         2.60%        2.60%            54.45%

     $   --          $17.08         87.80%       $54,039          74%        1.70%        1.71%             2.20%
         --            9.11         (8.45%)        1,801          94%        1.70%        1.70%             6.38%
         --            9.94         (0.60%)          193          --         1.70%        1.70%           105.48%
         --           16.87         86.73%        98,524          74%        2.20%        2.21%             2.69%
         --            9.04         (8.96%)        2,685          94%        2.20%        2.20%             6.86%
         --            9.93         (0.70%)          353          --         2.20%        2.20%            57.99%
         --           16.90         86.64%        38,337          74%        2.20%        2.21%             2.73%
         --            9.06         (8.85%)        2,090          94%        2.20%        2.20%             6.60%
         --            9.94         (0.60%)           74          --         2.20%        2.20%            42.48%
         --           16.90         86.53%        24,312          74%        2.20%        2.21%             2.82%
         --            9.06         (8.76%)        4,085          94%        2.20%        2.20%             6.69%
         --            9.93         (0.70%)          270          --         2.20%        2.20%            47.29%

     $(0.03)         $ 8.90          0.86%       $10,881          35%        1.75%        1.75%             2.61%
      (0.03)           8.85        (15.13%)        7,155           4%        1.75%        1.75%             3.51%
         --           10.46          4.60%           383          --         1.75%        1.75%            54.47%
         --            8.84          0.45%        23,890          35%        2.25%        2.25%             3.13%
      (0.01)           8.80        (15.63%)       13,184           4%        2.25%        2.25%             4.03%
         --           10.44          4.40%         1,155          --         2.25%        2.25%            30.14%
         --            8.84          0.45%        13,164          35%        2.25%        2.25%             3.13%
      (0.01)           8.80        (15.71%)        8,298           4%        2.25%        2.25%             3.97%
         --           10.45          4.50%           335          --         2.25%        2.25%            33.60%
         --            8.84          0.45%        13,947          35%        2.25%        2.25%             3.12%
      (0.01)           8.80        (15.63%)       12,368           4%        2.25%        2.25%             4.00%
         --           10.44          4.40%           640          --         2.25%        2.25%            22.43%

     $(0.12)         $12.85         19.10%       $24,443         104%        1.60%        1.60%             2.15%
      (0.09)          10.89          9.93%         3,359          93%        1.60%        1.60%             4.32%
         --            9.99         (0.10%)          257           2%        1.60%        1.60%            37.87%
      (0.05)          12.81         18.46%        65,933         104%        2.10%        2.10%             2.67%
      (0.04)          10.86          9.45%         8,272          93%        2.10%        2.10%             4.65%
         --            9.96         (0.40%)          381           2%        2.10%        2.10%            29.90%
      (0.05)          12.80         18.26%        20,769         104%        2.10%        2.10%             2.67%
      (0.04)          10.87          9.33%         3,202          93%        2.10%        2.10%             4.77%
         --            9.98         (0.20%)          215           2%        2.10%        2.10%            38.96%
      (0.05)          12.80         18.48%        19,258         104%        2.10%        2.10%             2.67%
      (0.04)          10.85          9.34%         7,164          93%        2.10%        2.10%             4.66%
         --            9.96         (0.40%)          398           2%        2.10%        2.10%            26.66%


  Ratio of Net Investment
     Income (Loss) to
   Average Net Assets(3)
  -----------------------
           (1.19%)
           (0.28%)
            2.03%
           (1.84%)
           (0.74%)
            1.62%
           (1.74%)
           (0.79%)
            1.72%
           (1.63%)
           (0.76%)
            1.58%

           (0.73%)
           (0.75%)
           (1.16%)
           (1.24%)
           (1.26%)
           (1.73%)
           (1.25%)
           (1.13%)
           (1.73%)
           (1.21%)
           (1.19%)
           (1.70%)

            0.17%
            0.20%
            0.69%
           (0.35%)
           (0.30%)
            0.17%
           (0.34%)
           (0.32%)
            0.02%
           (0.31%)
           (0.32%)
            0.19%

            1.44%
            1.30%
            1.56%
            0.94%
            0.80%
            0.79%
            0.92%
            0.79%
            0.78%
            0.88%
            0.79%
            1.07%

(1) Commenced operations on July 28, 1997.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                   Increase (Decrease) from
                                                                     Investment Operations
                                                Net Asset  -----------------------------------------
                                     Year         Value         Net        Net Realized   Total from
                                     Ended      Beginning   Investment     & Unrealized   Investment
                                  October 31,   of Period  Income (Loss)   Gain (Loss)    Operations
                                  -----------   ---------  -------------   ------------   ----------
ASAF FEDERATED
HIGH YIELD BOND FUND:
------------------------------
------------------------------
  Class A                          1999          $  9.38      $ 0.80          $(0.25)       $0.55
                                   1998             9.93        0.74           (0.55)        0.19
                                   1997(1)         10.00        0.05           (0.07)       (0.02)
  Class B                          1999             9.39        0.75           (0.26)        0.49
                                   1998             9.93        0.69           (0.54)        0.15
                                   1997(1)         10.00        0.04           (0.07)       (0.03)
  Class C                          1999             9.38        0.75           (0.25)        0.50
                                   1998             9.93        0.69           (0.55)        0.14
                                   1997(1)         10.00        0.03           (0.07)       (0.04)
  Class X                          1999             9.39        0.75           (0.26)        0.49
                                   1998             9.93        0.69           (0.54)        0.15
                                   1997(1)         10.00        0.04           (0.07)       (0.03)
ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND:
------------------------------
------------------------------
  Class A                          1999          $ 10.44      $(0.15)         $ 3.35        $3.20
                                   1998(5)         10.00       (0.10)           0.54         0.44
  Class B                          1999            10.43       (0.21)           3.33         3.12
                                   1998(5)         10.00       (0.14)           0.57         0.43
  Class C                          1999            10.40       (0.21)           3.32         3.11
                                   1998(5)         10.00       (0.14)           0.54         0.40
  Class X                          1999            10.41       (0.21)           3.31         3.10
                                   1998(5)         10.00       (0.14)           0.55         0.41
ASAF LORD ABBETT GROWTH
AND INCOME FUND:
------------------------------
------------------------------
  Class A                          1999          $ 10.52      $ 0.06          $ 1.80        $1.86
                                   1998(5)         10.00        0.05            0.50         0.55
  Class B                          1999            10.53       (0.01)           1.81         1.80
                                   1998(5)         10.00        0.01            0.52         0.53
  Class C                          1999            10.51       (0.01)           1.82         1.81
                                   1998(5)         10.00        0.01            0.50         0.51
  Class X                          1999            10.52       (0.01)           1.80         1.79
                                   1998(5)         10.00        0.01            0.51         0.52
ASAF JANUS OVERSEAS
GROWTH FUND:
------------------------------
------------------------------
  Class A                          1999          $ 10.55      $(0.09)         $ 3.60        $3.51
                                   1998(5)         10.00        0.01            0.54         0.55
  Class B                          1999            10.51       (0.15)           3.58         3.43
                                   1998(5)         10.00       (0.04)           0.55         0.51
  Class C                          1999            10.52       (0.15)           3.59         3.44
                                   1998(5)         10.00       (0.04)           0.56         0.52
  Class X                          1999            10.50       (0.14)           3.57         3.43
                                   1998(5)         10.00       (0.04)           0.54         0.50


                                           Less Distributions
                                 --------------------------------------
                                  From Net     In Excess of    From Net
                                 Investment   Net Investment   Realized
                                   Income         Income        Gains
                                 ----------   --------------   --------
ASAF FEDERATED
HIGH YIELD BOND FUND:
------------------------------
------------------------------
  Class A                          $(0.80)        $   --          $--
                                    (0.74)            --          --
                                    (0.05)            --          --
  Class B                           (0.75)            --          --
                                    (0.69)            --          --
                                    (0.04)            --          --
  Class C                           (0.75)            --          --
                                    (0.69)            --          --
                                    (0.03)            --          --
  Class X                           (0.75)            --          --
                                    (0.69)            --          --
                                    (0.04)            --          --
ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND:
------------------------------
------------------------------
  Class A                          $   --         $   --          $--
                                       --             --          --
  Class B                              --             --          --
                                       --             --          --
  Class C                              --             --          --
                                       --             --          --
  Class X                              --             --          --
                                       --             --          --
ASAF LORD ABBETT GROWTH
AND INCOME FUND:
------------------------------
------------------------------
  Class A                          $(0.01)        $(0.04)         $--
                                    (0.03)            --          --
  Class B                              --          (0.01)         --
                                       --             --          --
  Class C                              --          (0.01)         --
                                       --             --          --
  Class X                              --          (0.01)         --
                                       --             --          --
ASAF JANUS OVERSEAS
GROWTH FUND:
------------------------------
------------------------------
  Class A                          $   --         $   --          $--
                                       --             --          --
  Class B                              --             --          --
                                       --             --          --
  Class C                              --             --          --
                                       --             --          --
  Class X                              --             --          --
                                       --             --          --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                            Supplemental Data             Ratios of Expenses to Average Net Assets(3)
                                  -------------------------------------   --------------------------------------------
                    Net Asset                 Net Assets at   Portfolio      Net      After Expense    Before Expense
      Total           Value         Total     End of Period   Turnover    Operating   Reimbursement    Reimbursement
  Distributions   End of Period   Return(2)     (in 000s)       Rate      Expenses    and Waiver(4)    and Waiver(4)
  -------------   -------------   ---------   -------------   ---------   ---------   -------------   ----------------
     $(0.80)         $ 9.13          5.70%      $ 16,079          18%       1.50%         1.50%              1.81%
      (0.74)           9.38          1.67%         6,979          22%       1.50%         1.50%              2.90%
      (0.05)           9.93         (0.23%)        2,154          11%       1.50%         1.50%             30.49%
      (0.75)           9.13          5.05%        68,160          18%       2.00%         2.00%              2.31%
      (0.69)           9.39          1.25%        20,495          22%       2.00%         2.00%              3.32%
      (0.04)           9.93         (0.30%)          920          11%       2.00%         2.00%             30.22%
      (0.75)           9.13          5.05%        13,205          18%       2.00%         2.00%              2.32%
      (0.69)           9.38          1.26%         5,732          22%       2.00%         2.00%              3.41%
      (0.03)           9.93         (0.36%)          206          11%       2.00%         2.00%             29.26%
      (0.75)           9.13          5.06%        19,893          18%       2.00%         2.00%              2.32%
      (0.69)           9.39          1.26%        12,402          22%       2.00%         2.00%              3.33%
      (0.04)           9.93         (0.25%)          556          11%       2.00%         2.00%             30.95%

     $   --          $13.64         30.65%      $  9,271         320%       1.80%         1.80%              2.41%
         --           10.44          4.40%         2,690         207%       1.80%         1.80%              4.29%
         --           13.55         29.91%        29,219         320%       2.30%         2.30%              2.91%
         --           10.43          4.30%         7,468         207%       2.30%         2.30%              4.77%
         --           13.51         29.90%         7,371         320%       2.30%         2.30%              2.92%
         --           10.40          4.00%         2,634         207%       2.30%         2.30%              4.67%
         --           13.51         29.78%        13,212         320%       2.30%         2.30%              2.93%
         --           10.41          4.10%         6,879         207%       2.30%         2.30%              4.77%

     $(0.05)         $12.33         17.72%      $ 28,123          47%       1.60%         1.63%              2.21%
      (0.03)          10.52          5.48%         5,572          42%       1.60%         1.60%              3.57%
      (0.01)          12.32         17.05%        66,009          47%       2.10%         2.13%              2.71%
         --           10.53          5.32%        10,710          42%       2.10%         2.10%              4.06%
      (0.01)          12.31         17.18%        23,210          47%       2.10%         2.13%              2.72%
         --           10.51          5.12%         5,019          42%       2.10%         2.10%              4.01%
      (0.01)          12.30         16.97%        24,369          47%       2.10%         2.13%              2.72%
         --           10.52          5.22%        11,350          42%       2.10%         2.10%              3.98%

     $   --          $14.06         33.18%      $ 61,082          71%       2.10%         2.12%              2.47%
         --           10.55          5.50%         8,812         101%       2.10%         2.10%              4.12%
         --           13.94         32.54%       105,965          71%       2.60%         2.62%              2.97%
         --           10.51          5.10%        15,339         101%       2.60%         2.60%              4.58%
         --           13.96         32.60%        54,101          71%       2.60%         2.62%              2.97%
         --           10.52          5.20%         9,580         101%       2.60%         2.60%              4.58%
         --           13.93         32.57%        34,002          71%       2.60%         2.62%              2.98%
         --           10.50          5.00%        11,226         101%       2.60%         2.60%              4.60%


   Ratio of Net Investment
      Income (Loss) to
    Average Net Assets(3)
   -----------------------
             8.26%
             7.42%
             4.76%
             7.73%
             6.90%
             3.15%
             7.74%
             6.96%
             3.55%
             7.76%
             6.96%
             3.65%

            (1.15%)
            (1.12%)
            (1.66%)
            (1.62%)
            (1.68%)
            (1.62%)
            (1.68%)
            (1.62%)

             0.39%
             0.62%
            (0.13%)
             0.14%
            (0.12%)
             0.15%
            (0.08%)
             0.17%

            (0.70%)
             0.06%
            (1.22%)
            (0.44%)
            (1.21%)
            (0.45%)
            (1.19%)
            (0.41%)

(1) Commenced operations on July 28, 1997.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
(5) Commenced operations on December 31, 1997.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                   Increase (Decrease) from
                                                                     Investment Operations
                                                Net Asset  -----------------------------------------
                                     Year         Value         Net        Net Realized   Total from
                                     Ended      Beginning   Investment     & Unrealized   Investment
                                  October 31,   of Period  Income (Loss)   Gain (Loss)    Operations
                                  -----------   ---------  -------------   ------------   ----------
ASAF MARSICO
CAPITAL GROWTH FUND:
--------------------------------
--------------------------------
  Class A                          1999          $ 10.13      $(0.09)         $4.55         $4.46
                                   1998(6)         10.00        0.01           0.12          0.13
  Class B                          1999            10.12       (0.16)          4.55          4.39
                                   1998(6)         10.00          --           0.12          0.12
  Class C                          1999            10.11       (0.16)          4.54          4.38
                                   1998(6)         10.00          --           0.11          0.11
  Class X                          1999            10.11       (0.15)          4.52          4.37
                                   1998(6)         10.00          --           0.11          0.11
ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND:
--------------------------------
--------------------------------
  Class A                          1999          $ 11.81      $(0.17)         $4.73         $4.56
                                   1998(6)         10.00       (0.01)          1.82          1.81
  Class B                          1999            11.79       (0.25)          4.73          4.48
                                   1998(6)         10.00       (0.01)          1.80          1.79
  Class C                          1999            11.79       (0.24)          4.72          4.48
                                   1998(6)         10.00       (0.01)          1.80          1.79
  Class X                          1999            11.79       (0.25)          4.73          4.48
                                   1998(6)         10.00       (0.01)          1.80          1.79
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
--------------------------------
--------------------------------
  Class A                          1999          $ 10.23      $ 0.03          $1.19         $1.22
                                   1998(6)         10.00        0.02           0.21          0.23
  Class B                          1999            10.22       (0.05)          1.22          1.17
                                   1998(6)         10.00        0.01           0.21          0.22
  Class C                          1999            10.22       (0.05)          1.22          1.17
                                   1998(6)         10.00          --           0.22          0.22
  Class X                          1999            10.22       (0.05)          1.20          1.15
                                   1998(6)         10.00        0.01           0.21          0.22


                                             Less Distributions
                                   --------------------------------------
                                    From Net     In Excess of    From Net
                                   Investment   Net Investment   Realized
                                     Income         Income        Gains
                                   ----------   --------------   --------
ASAF MARSICO
CAPITAL GROWTH FUND:
--------------------------------
--------------------------------
  Class A                              $--          $(0.01)       $   --
                                       --               --            --
  Class B                              --               --            --
                                       --               --            --
  Class C                              --               --            --
                                       --               --            --
  Class X                              --               --            --
                                       --               --            --
ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND:
--------------------------------
--------------------------------
  Class A                              $--          $   --        $(0.15)
                                       --               --            --
  Class B                              --               --         (0.15)
                                       --               --            --
  Class C                              --               --         (0.15)
                                       --               --            --
  Class X                              --               --         (0.15)
                                       --               --            --
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
--------------------------------
--------------------------------
  Class A                              $--          $(0.03)       $   --
                                       --               --            --
  Class B                              --            (0.01)           --
                                       --               --            --
  Class C                              --            (0.01)           --
                                       --               --            --
  Class X                              --            (0.01)           --
                                       --               --            --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                       Ratios of Expenses
                                            Supplemental Data                       to Average Net Assets(3)
                                  -------------------------------------   --------------------------------------------
                    Net Asset                 Net Assets at   Portfolio      Net      After Expense    Before Expense
      Total           Value         Total     End of Period   Turnover    Operating   Reimbursement    Reimbursement
  Distributions   End of Period   Return(2)     (in 000s)       Rate      Expenses    and Waiver(4)    and Waiver(4)
  -------------   -------------   ---------   -------------   ---------   ---------   -------------   ----------------
     $(0.01)         $14.58         44.18%      $103,196         105%       1.75%          1.76%             2.03%
         --           10.13          1.20%         7,037          67%       1.75%          1.75%             2.84%
         --           14.51         43.52%       285,342         105%       2.25%          2.26%             2.53%
         --           10.12          1.10%        17,994          67%       2.25%          2.25%             3.29%
         --           14.49         43.32%       125,796         105%       2.25%          2.26%             2.53%
         --           10.11          1.10%        11,012          67%       2.25%          2.25%             3.44%
         --           14.48         43.47%        49,980         105%       2.25%          2.26%             2.53%
         --           10.11          1.10%         5,746          67%       2.25%          2.25%             3.22%

     $(0.15)         $16.22         38.83%      $ 10,908         106%       1.75%          1.77%             2.65%
         --           11.81         18.00%           587         122%       1.75%          1.75%             5.66%
      (0.15)          16.12         38.21%        22,399         106%       2.25%          2.27%             3.14%
         --           11.79         17.80%           991         122%       2.25%          2.25%            15.98%
      (0.15)          16.12         38.09%         9,674         106%       2.25%          2.27%             3.17%
         --           11.79         17.90%           903         122%       2.25%          2.25%            20.25%
      (0.15)          16.12         38.09%         6,428         106%       2.25%          2.27%             3.19%
         --           11.79         17.90%           509         122%       2.25%          2.25%            10.43%

     $(0.03)         $11.42         12.06%      $  8,561         126%       1.75%          1.85%             2.76%
         --           10.23          2.30%           717           3%       1.75%          1.75%             9.44%
      (0.01)          11.38         11.57%        21,560         126%       2.25%          2.35%             3.29%
         --           10.22          2.20%         1,886           3%       2.25%          2.25%             9.10%
      (0.01)          11.38         11.57%         7,731         126%       2.25%          2.35%             3.32%
         --           10.22          2.20%           997           3%       2.25%          2.25%            13.91%
      (0.01)          11.36         11.38%         4,608         126%       2.25%          2.35%             3.35%
         --           10.22          2.20%           295           3%       2.25%          2.25%            12.90%


  Ratio of Net Investment
     Income (Loss) to
   Average Net Assets(3)
  -----------------------
           (0.69%)
            0.72%
           (1.20%)
            0.25%
           (1.19%)
            0.24%
           (1.18%)
            0.20%

           (1.17%)
           (0.52%)
           (1.68%)
           (0.78%)
           (1.68%)
           (0.72%)
           (1.69%)
           (0.67%)

            0.06%
            0.87%
           (0.44%)
            0.47%
           (0.45%)
            0.26%
           (0.46%)
            0.34%

(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
(6) Commenced operations on August 19, 1998.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                      Increase (Decrease) from
                                                                        Investment Operations
                                                              -----------------------------------------
                                                   Net Asset       Net
                                        Year         Value     Investment     Net Realized   Total from
                                        Ended      Beginning     Income       & Unrealized   Investment
                                     October 31,   of Period     (Loss)       Gain (Loss)    Operations
                                     -----------   ---------  -------------   ------------   ----------
ASAF T. ROWE PRICE INTERNATIONAL
EQUITY FUND:
---------------------------------
---------------------------------
  Class A                             1999          $  9.39      $(0.01)         $ 1.68        $ 1.67
                                      1998             8.93       (0.02)           0.48          0.46
                                      1997(1)          9.74        0.01           (0.82)        (0.81)
  Class B                             1999             9.59       (0.08)           1.73          1.65
                                      1998             9.16       (0.07)           0.50          0.43
                                      1997(1)         10.00       (0.01)          (0.83)        (0.84)
  Class C                             1999             9.57       (0.08)           1.74          1.66
                                      1998             9.16       (0.06)           0.47          0.41
                                      1997(1)         10.00       (0.01)          (0.83)        (0.84)
  Class X                             1999             9.61       (0.09)           1.75          1.66
                                      1998             9.18       (0.07)           0.50          0.43
                                      1997(1)         10.00       (0.01)          (0.81)        (0.82)
ASAF JANUS
CAPITAL GROWTH FUND:
---------------------------------
---------------------------------
  Class A                             1999          $ 14.41      $(0.10)         $ 7.66        $ 7.56
                                      1998            11.40       (0.01)           3.05          3.04
                                      1997(1)         11.18        0.09            0.13          0.22
  Class B                             1999            12.87       (0.17)           6.80          6.63
                                      1998            10.19       (0.08)           2.77          2.69
                                      1997(1)         10.00        0.06            0.13          0.19
  Class C                             1999            12.85       (0.18)           6.80          6.62
                                      1998            10.19       (0.08)           2.75          2.67
                                      1997(1)         10.00        0.05            0.14          0.19
  Class X                             1999            12.88       (0.18)           6.82          6.64
                                      1998            10.20       (0.09)           2.78          2.69
                                      1997(1)         10.00        0.05            0.15          0.20
ASAF INVESCO
EQUITY INCOME FUND:
---------------------------------
---------------------------------
  Class A                             1999          $ 11.75      $ 0.22          $ 1.84        $ 2.06
                                      1998            10.45        0.22            1.20          1.42
                                      1997(1)          9.98        0.14            0.33          0.47
  Class B                             1999            11.77        0.14            1.87          2.01
                                      1998            10.45        0.15            1.24          1.39
                                      1997(1)         10.00        0.10            0.35          0.45
  Class C                             1999            11.77        0.14            1.86          2.00
                                      1998            10.46        0.15            1.23          1.38
                                      1997(1)         10.00        0.10            0.36          0.46
  Class X                             1999            11.76        0.13            1.88          2.01
                                      1998            10.45        0.15            1.23          1.38
                                      1997(1)         10.00        0.11            0.34          0.45


                                                Less Distributions
                                     ----------------------------------------
                                                  In Excess
                                      From Net      of Net        From Net
                                     Investment   Investment      Realized
                                       Income       Income         Gains
                                     ----------   ----------   --------------
ASAF T. ROWE PRICE INTERNATIONAL
EQUITY FUND:
---------------------------------
---------------------------------
  Class A                              $   --       $(0.07)          $--
                                           --           --           --
                                           --           --           --
  Class B                                  --        (0.02)          --
                                           --           --           --
                                           --           --           --
  Class C                                  --        (0.02)          --
                                           --           --           --
                                           --           --           --
  Class X                                  --        (0.02)          --
                                           --           --           --
                                           --           --           --
ASAF JANUS
CAPITAL GROWTH FUND:
---------------------------------
---------------------------------
  Class A                              $   --       $   --           $--
                                        (0.02)       (0.01)          --
                                           --           --           --
  Class B                                  --           --           --
                                        (0.01)          --           --
                                           --           --           --
  Class C                                  --           --           --
                                        (0.01)          --           --
                                           --           --           --
  Class X                                  --           --           --
                                        (0.01)          --           --
                                           --           --           --
ASAF INVESCO
EQUITY INCOME FUND:
---------------------------------
---------------------------------
  Class A                              $(0.15)      $   --           $--
                                        (0.12)          --           --
                                           --           --           --
  Class B                               (0.09)          --           --
                                        (0.07)          --           --
                                           --           --           --
  Class C                               (0.09)          --           --
                                        (0.07)          --           --
                                           --           --           --
  Class X                               (0.09)          --           --
                                        (0.07)          --           --
                                           --           --           --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                      Ratios of Expenses
                                          Supplemental Data                        to Average Net Assets(4)
                  Net Asset     -------------------------------------   -----------------------------------------------
                    Value                   Net Assets at   Portfolio      Net       After Expense      Before Expense
    Total            End          Total     End of Period   Turnover    Operating    Reimbursement      Reimbursement
Distributions     of Period     Return(2)     (in 000s)      Rate(3)    Expenses     and Waiver(5)      and Waiver(5)
-------------   -------------   ---------   -------------   ---------   ---------   ----------------   ----------------
   $(0.07)         $10.99         17.82%      $  4,623          31%        2.10%           2.12%              3.36%
       --            9.39          5.15%         1,685          20%        2.10%           2.10%              6.06%
       --            8.93         (8.32%)          218           1%        2.10%           2.10%             51.87%
    (0.02)          11.22         17.30%         9,257          31%        2.60%           2.62%              3.86%
       --            9.59          4.69%         3,318          20%        2.60%           2.60%              6.50%
       --            9.16         (8.40%)          390           1%        2.60%           2.60%             38.12%
    (0.02)          11.21         17.33%         4,379          31%        2.60%           2.62%              3.90%
       --            9.57          4.48%         2,282          20%        2.60%           2.60%              6.55%
       --            9.16         (8.40%)          198           1%        2.60%           2.60%             33.95%
    (0.02)          11.25         17.26%         6,727          31%        2.60%           2.62%              3.94%
       --            9.61          4.68%         5,144          20%        2.60%           2.60%              6.54%
       --            9.18         (8.20%)          756           1%        2.60%           2.60%             46.77%

   $   --          $21.97         52.46%      $234,575          47%        1.70%           1.71%              2.00%
    (0.03)          14.41         26.77%        24,558          77%        1.70%           1.70%              2.65%
       --           11.40          1.97%           706          83%        1.70%           1.70%             26.77%
       --           19.50         51.52%       684,778          47%        2.20%           2.21%              2.51%
    (0.01)          12.87         26.40%        56,582          77%        2.20%           2.20%              3.14%
       --           10.19          1.90%         1,718          83%        2.20%           2.20%             16.45%
       --           19.47         51.52%       222,230          47%        2.20%           2.21%              2.50%
    (0.01)          12.85         26.20%        21,710          77%        2.20%           2.20%              3.13%
       --           10.19          1.90%           452          83%        2.20%           2.20%             15.78%
       --           19.52         51.55%       133,655          47%        2.20%           2.21%              2.48%
    (0.01)          12.88         26.37%        36,575          77%        2.20%           2.20%              3.16%
       --           10.20          2.00%         1,474          83%        2.20%           2.20%             24.39%

   $(0.15)         $13.66         17.60%      $ 31,960          66%        1.55%           1.59%              1.91%
    (0.12)          11.75         13.64%         8,911          70%        1.55%           1.55%              2.86%
       --           10.45          4.71%           471          46%        1.55%           1.55%             29.14%
    (0.09)          13.69         17.08%        79,962          66%        2.05%           2.09%              2.42%
    (0.07)          11.77         13.30%        18,045          70%        2.05%           2.05%              3.38%
       --           10.45          4.50%         1,408          46%        2.05%           2.05%             19.54%
    (0.09)          13.68         17.08%        34,157          66%        2.05%           2.09%              2.41%
    (0.07)          11.77         13.19%         8,362          70%        2.05%           2.05%              3.33%
       --           10.46          4.60%           255          46%        2.05%           2.05%             20.89%
    (0.09)          13.68         17.09%        33,884          66%        2.05%           2.09%              2.42%
    (0.07)          11.76         13.21%        18,296          70%        2.05%           2.05%              3.35%
       --           10.45          4.50%         1,174          46%        2.05%           2.05%             36.25%


   Ratio of Net Investment
      Income (Loss) to
   Average Net Assets(4)
  -----------------------

            (0.28%)
            (0.16%)
             0.07%
            (0.80%)
            (0.70%)
            (0.51%)
            (0.83%)
            (0.58%)
            (0.53%)
            (0.86%)
            (0.68%)
            (0.28%)

            (0.49%)
            (0.24%)
             2.72%
            (0.98%)
            (0.74%)
             2.27%
            (0.99%)
            (0.75%)
             1.95%
            (1.02%)
            (0.76%)
             2.05%

             1.52%
             1.72%
             4.81%
             1.02%
             1.27%
             3.68%
             1.02%
             1.27%
             3.82%
             0.99%
             1.27%
             4.05%


(1) Calculated from July 28, 1997 (Date of initial shares sold subsequent to effective date of the Funds' registration statement under The Securities Act of 1933.)
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4) Annualized for periods less than one year and represents the combined ratios for the respective fund and its respective pro rata share of its Master Portfolio.
(5) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                     Increase (Decrease) from
                                                                       Investment Operations
                                                  Net Asset  -----------------------------------------
                                       Year         Value         Net        Net Realized   Total from
                                       Ended      Beginning   Investment     & Unrealized   Investment
                                    October 31,   of Period  Income (Loss)   Gain (Loss)    Operations
                                    -----------   ---------  -------------   ------------   ----------
ASAF TOTAL
RETURN BOND FUND:
------------------------------
------------------------------
  Class A                            1999          $ 10.79      $ 0.60          $(0.61)       $(0.01)
                                     1998            10.28        0.35            0.54          0.89
                                     1997(1)         10.07        0.15            0.09          0.24
  Class B                            1999            10.68        0.54           (0.60)        (0.06)
                                     1998            10.16        0.31            0.53          0.84
                                     1997(1)         10.00        0.10            0.09          0.19
  Class C                            1999            10.67        0.54           (0.59)        (0.05)
                                     1998            10.16        0.31            0.52          0.83
                                     1997(1)         10.00        0.10            0.09          0.19
  Class X                            1999            10.69        0.54           (0.60)        (0.06)
                                     1998            10.17        0.34            0.50          0.84
                                     1997(1)         10.00        0.09            0.10          0.19
ASAF JPM
MONEY MARKET FUND:
------------------------------
------------------------------
  Class A                            1999          $  1.00      $0.035          $   --        $0.035
                                     1998             1.00       0.039              --         0.039
                                     1997(1)          1.00       0.009              --         0.009
  Class B                            1999             1.00       0.030              --         0.030
                                     1998             1.00       0.033              --         0.033
                                     1997(1)          1.00       0.007              --         0.007
  Class C                            1999             1.00       0.030              --         0.030
                                     1998             1.00       0.034              --         0.034
                                     1997(1)          1.00       0.007              --         0.007
  Class X                            1999             1.00       0.030              --         0.030
                                     1998             1.00       0.034              --         0.034
                                     1997(1)          1.00       0.008              --         0.008


                                             Less Distributions
                                   --------------------------------------
                                    From Net     In Excess of    From Net
                                   Investment   Net Investment   Realized
                                     Income         Income        Gains
                                   ----------   --------------   --------
ASAF TOTAL
RETURN BOND FUND:
------------------------------
------------------------------
  Class A                           $ (0.60)          $--         $(0.07)
                                      (0.38)          --              --
                                      (0.03)          --              --
  Class B                             (0.54)          --           (0.07)
                                      (0.32)          --              --
                                      (0.03)          --              --
  Class C                             (0.54)          --           (0.07)
                                      (0.32)          --              --
                                      (0.03)          --              --
  Class X                             (0.54)          --           (0.07)
                                      (0.32)          --              --
                                      (0.02)          --              --
ASAF JPM
MONEY MARKET FUND:
------------------------------
------------------------------
  Class A                           $(0.035)          $--         $   --
                                     (0.039)          --              --
                                     (0.009)          --              --
  Class B                            (0.030)          --              --
                                     (0.033)          --              --
                                     (0.007)          --              --
  Class C                            (0.030)          --              --
                                     (0.034)          --              --
                                     (0.007)          --              --
  Class X                            (0.030)          --              --
                                     (0.034)          --              --
                                     (0.008)          --              --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                     Ratios of Expenses
                                          Supplemental Data                       to Average Net Assets(5)
                                -------------------------------------   --------------------------------------------
                  Net Asset                 Net Assets at   Portfolio      Net      After Expense    Before Expense
    Total           Value         Total     End of Period   Turnover    Operating   Reimbursement    Reimbursement
Distributions   End of Period   Return(2)     (In 000s)      Rate(3)    Expenses    and Waiver(4)    and Waiver(4)
-------------   -------------   ---------   -------------   ---------   ---------   -------------   ----------------
   $ (0.67)        $10.11         (0.55%)      $23,140         145%       1.40%         1.40%              1.73%
     (0.38)         10.79          8.79%         6,034         418%       1.40%         1.40%              2.93%
     (0.03)         10.28          2.39%            61          93%       1.40%         1.40%             66.92%
     (0.61)         10.01         (1.02%)       83,936         145%       1.90%         1.90%              2.23%
     (0.32)         10.68          8.36%        17,821         418%       1.90%         1.90%              3.58%
     (0.03)         10.16          1.90%           547          93%       1.90%         1.90%             39.35%
     (0.61)         10.01         (0.92%)       26,112         145%       1.90%         1.90%              2.24%
     (0.32)         10.67          8.26%         8,743         418%       1.90%         1.90%              3.52%
     (0.03)         10.16          1.93%           165          93%       1.90%         1.90%             33.68%
     (0.61)         10.02         (1.00%)       19,574         145%       1.90%         1.90%              2.25%
     (0.32)         10.69          8.36%        11,698         418%       1.90%         1.90%              3.68%
     (0.02)         10.17          1.94%           410          93%       1.90%         1.90%             67.46%

   $(0.035)        $ 1.00          3.57%       $43,004         N/A        1.50%         1.50%              1.63%
    (0.039)          1.00          3.94%         7,372         N/A        1.50%         1.50%              2.42%
    (0.009)          1.00          0.92%           307         N/A        1.50%         1.50%             31.53%
    (0.030)          1.00          3.05%        79,202         N/A        2.00%         2.00%              2.12%
    (0.033)          1.00          3.39%        16,554         N/A        2.00%         2.00%              2.89%
    (0.007)          1.00          0.75%           354         N/A        2.00%         2.00%             37.83%
    (0.030)          1.00          3.06%        28,923         N/A        2.00%         2.00%              2.13%
    (0.034)          1.00          3.42%         6,895         N/A        2.00%         2.00%              3.07%
    (0.007)          1.00          0.71%           332         N/A        2.00%         2.00%             24.34%
    (0.030)          1.00          3.06%        28,385         N/A        2.00%         2.00%              2.13%
    (0.034)          1.00          3.42%        12,533         N/A        2.00%         2.00%              3.18%
    (0.008)          1.00          0.77%           566         N/A        2.00%         2.00%             39.71%


 Ratio of Net Investment
    Income (Loss) to
  Average Net Assets(5)
------------------------

           5.33%
           4.76%
           4.42%
           4.82%
           4.23%
           4.13%
           4.84%
           4.27%
           4.32%
           4.86%
           4.25%
           3.94%

           3.56%
           3.90%
           3.34%
           3.04%
           3.30%
           2.98%
           3.07%
           3.40%
           2.85%
           3.06%
           3.42%
           2.97%


(1) Calculated from July 28, 1997 (Date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of 1933.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
(5) Annualized for periods less than one year and represents the combined ratios for the respective fund and its respective pro rata share of its Master Portfolio.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

OCTOBER 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     American Skandia Advisor Funds, Inc. (the "Company") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Company was organized on March 5, 1997 as a Maryland Corporation. The Company operates as a series company and, at October 31, 1999, consisted of 16 diversified investment portfolios (each a "Fund" and collectively the "Funds"). Five of the Funds -- ASAF T. Rowe Price International Equity Fund ("International Equity"), ASAF Janus Capital Growth Fund ("Janus Capital Growth"), ASAF INVESCO Equity Income Fund ("Equity Income"), ASAF Total Return Bond Fund ("Total Return Bond"), and ASAF JPM Money Market Fund ("Money Market") (each a "Feeder Fund" and collectively the "Feeder Funds") -- invest all of their investable assets in a corresponding portfolio of American Skandia Master Trust (each a "Portfolio" and collectively the "Portfolios"), an open-end management investment company comprised of five diversified investment portfolios. The value of each Feeder Fund's investment in each Portfolio, included in the accompanying Statements of Assets and Liabilities, reflects each Feeder Fund's beneficial interest in the net assets of that Portfolio. At October 31, 1999, the Feeder Funds held the following percentage interests in their corresponding Portfolios.

ASMT T. Rowe Price International Equity Portfolio        68.3%
ASMT Janus Capital Growth Portfolio                      96.4%
ASMT INVESCO Equity Income Portfolio                     84.9%
ASMT PIMCO Total Return Bond Portfolio                   87.2%
ASMT JPM Money Market Portfolio                          94.0%

     The financial statements of each Portfolio, including the Schedules of Investments, are included elsewhere within this report and should be read in conjunction with each Feeder Fund's financial statements.

     The remaining 11 Funds of the Company -- ASAF Founders International Small Capitalization Fund ("International Small Cap"), ASAF Janus Small-Cap Growth Fund ("Small-Cap Growth") (formerly, ASAF Founders Small Capitalization Fund), ASAF T. Rowe Price Small Company Value Fund ("Small Company Value"), ASAF American Century Strategic Balanced Fund ("Strategic Balanced"), ASAF Federated High Yield Bond Fund ("High Yield Bond"), ASAF Oppenheimer Large-Cap Growth Fund ("Large-Cap Growth") (formerly, ASAF Robertson Stephens Value + Growth Fund), ASAF Lord Abbett Growth and Income Fund ("Growth and Income"), ASAF Janus

Overseas Growth Fund ("Overseas Growth"), ASAF Marsico Capital Growth Fund ("Marsico Capital Growth"), ASAF Neuberger Berman Mid-Cap Growth Fund ("Mid-Cap Growth"), and ASAF Neuberger Berman Mid-Cap Value Fund ("Mid-Cap Value") (each a "Non-Feeder Fund" and collectively the "Non-Feeder Funds") -- directly invest and manage their own portfolio of securities.

2. SIGNIFICANT ACCOUNTING POLICIES
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     The following is a summary of significant accounting policies followed by the Funds, in conformity with generally accepted accounting principles, in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

SECURITY VALUATION

FEEDER FUNDS -- The value of each Feeder Fund's beneficial interest in the Portfolio in which it invests is determined by the Feeder Fund's percentage interest in the Portfolio, multiplied by the Portfolio's net assets. Valuation of securities held by the Portfolios is discussed in Note 2 to the financial statements of American Skandia Master Trust.

NON-FEEDER FUNDS -- Securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

     Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Directors. As of October 31, 1999, there were no securities valued in accordance with such procedures.

FOREIGN CURRENCY TRANSLATION

NON-FEEDER FUNDS -- Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS

NON-FEEDER FUNDS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

FUTURES CONTRACTS AND OPTIONS

NON-FEEDER FUNDS -- A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

     An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the options' value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

     Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

REPURCHASE AGREEMENTS

NON-FEEDER FUNDS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Fund may be delayed or prevented from exercising its right to dispose of the securities.

SECURITIES LOANS

NON-FEEDER FUNDS -- Each Fund may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least equal to the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

     Interest income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent.

     Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

     At October 31, 1999, securities lending activities are summarized as follows:

                            MARKET
                           VALUE OF
                          SECURITIES     MARKET VALUE     INCOME FROM
PORTFOLIO                  ON LOAN       OF COLLATERAL     LENDING*
---------                ------------    -------------    -----------
Small-Cap Growth         $ 43,283,597    $ 56,763,136       $22,345
Small Company Value           306,000         306,000           636
Strategic Balanced          5,780,557       5,569,999           163
High Yield Bond             3,306,625       3,617,250           811
Large-Cap Growth            9,924,024       9,831,788           468
Growth and Income          17,942,972      17,938,097           534
Marsico Capital Growth    147,253,452     142,103,987        12,133
Mid-Cap Growth             18,212,356      17,874,935         3,536
Mid-Cap Value               3,148,144       3,132,300           177

* Income earned, for the period, is included in interest income on the Statements of Operations.

DEFERRED ORGANIZATION COSTS

ALL FUNDS -- The Company bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

FEEDER FUNDS -- The Feeder Funds record their proportionate share of investment operations, including net investment income and realized and unrealized gains and losses, from the corresponding Portfolios in which they invest.

NON-FEEDER FUNDS -- Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Funds' sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

MULTIPLE CLASSES OF SHARES

ALL FUNDS -- Each Fund is divided into Class A, B, C, and X shares. Each class of shares is separately charged its respective distribution and service fees. Income, expenses that are not specific to a particular class, and realized and unrealized gains and losses are allocated to each class based on the daily value of the shares of each class in relation to the total value of the Fund. Dividends are declared separately for each class and the per-share amounts reflect differences in class-specific expenses.

DISTRIBUTIONS TO SHAREHOLDERS

ALL FUNDS -- Dividends, if any, from net investment income are declared and paid at least annually by the International Small Cap, Small-Cap Growth, Small Company Value, Large-Cap Growth, Overseas Growth, Marsico Capital Growth, Mid-Cap Growth, Mid-Cap Value, International Equity, and Janus Capital Growth Funds, semiannually by the Strategic Balanced, Growth and Income, and Equity Income Funds, declared daily and paid quarterly by the Total Return Bond Fund, and declared daily and paid monthly by the High Yield Bond and Money Market Funds. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
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     The Non-Feeder Funds have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Fund with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective
Funds: Founders Asset Management, Inc. for International Small Cap; T. Rowe Price Associates, Inc. for Small Company Value; American Century Investment Management, Inc. for Strategic Balanced; Federated Investment Counseling for High Yield Bond; OppenheimerFunds, Inc. for Large-Cap Growth; Lord Abbett & Co. for Growth and Income; Janus Capital Corporation for Small-Cap Growth and Overseas Growth; Marsico Capital Management, LLC for Marsico Capital Growth; and Neuberger Berman Management Inc. for Mid-Cap Growth and Mid-Cap Value.

ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.10%, .90% 1.00%, .90%, .70%, .90%, 1.00%, 1.10%, 1.00%, .90%, and .90% of the average daily net assets of the International Small Cap, Small-Cap Growth, Small Company Value, Strategic Balanced, High Yield Bond, Large-Cap Growth, Growth and Income, Overseas Growth, Marisco Capital Growth, Mid-Cap Growth, and Mid-Cap Value Funds, respectively. The fee for International Small Cap is reduced to 1.00% of the average daily net assets in excess of $100 million. The fee for Large-Cap Growth is reduced to
 .85% of the average daily net assets in excess of $1 billion. The Investment Manager is currently waiving a portion of its fee equal to .20% and .10% of the average daily net assets of the Growth and Income and Overseas Growth Funds, respectively.

SUB-ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .60%, .50%, .60%, .50%, .25%,
 .35%, .50%, .60%, .45%, .40%, and .40% of the average daily net assets of the International Small Cap, Small-Cap Growth, Small Company Value, Strategic Balanced, High Yield Bond, Large-Cap Growth, Growth and Income, Overseas Growth, Marsico Capital Growth, Mid-Cap Growth, and Mid-Cap Value Funds, respectively. The Sub-advisors for Growth and Income and Overseas Growth are currently waiving a portion of their fee payable by the Investment Manager. The annual rates of the fees payable to the Sub-advisors for International Small Cap, Small-Cap Growth, Strategic Balanced, High Yield Bond, Large-Cap Growth, Growth and Income, and Overseas Growth are reduced for Fund net assets in excess of specified levels.

NEW ADVISORY AND SUB-ADVISORY AGREEMENTS

NON-FEEDER FUNDS -- On December 16, 1998, the Board of Directors of the Company approved changes in Sub-advisor for ASAF Robertson Stephens Value + Growth Fund ("Value + Growth") and ASAF Founders Small Capitalization Fund ("Small Cap"), effective December 31, 1998 and January 1, 1999, respectively. On February 25, 1999, the shareholders of Value + Growth and Small Cap further approved new Sub-advisory Agreements, effective March 1, 1999.

     OppenheimerFunds, Inc. became Sub-advisor to Value + Growth and the name of the Fund was changed to ASAF Oppenheimer Large-Cap Growth Fund. Prior to December 31, 1998, Robertson

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

Stephens & Company Investment Management, L.P. served as Sub-advisor to the Fund. Prior to March 1, 1999, the Investment Manager received a fee, computed daily and paid monthly, based on an annual rate of 1.10% of the average daily net assets of the Fund. The Investment Manager voluntarily waived a portion of its fee equal to .10% of average daily net assets. The Investment Manager paid the Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .60% of the average daily net assets of the Fund. The Sub-advisor voluntarily waived a portion of its fee equal to .10% of average daily net assets. The annual rate of the fees paid by the Investment Manager to the Sub-advisor was reduced for Fund net assets in excess of specified levels.

     Janus Capital Corporation became Sub-advisor to Small Cap and the name of the Fund was changed to ASAF Janus Small-Cap Growth Fund. Prior to January 1, 1999, Founders Asset Management, Inc. served as Sub-advisor to the Fund. Prior to March 1, 1999, the Investment Manager paid the Fund's Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .50% of the average daily net assets of the Fund. The annual rate of the fees paid by the Investment Manager to the Sub-advisor was reduced for Fund net assets in excess of specified levels.

EXPENSE LIMITATION

ALL FUNDS -- The Investment Manager has voluntarily agreed to limit the operating expenses of each Fund (exclusive of distribution fees) to an annual rate of 1.60%, 1.20%, 1.25%, 1.10%, 1.00%, 1.30%, 1.10%, 1.60%, 1.25%, 1.25%,
1.25%, 1.60%, 1.20%, 1.05%, .90%, and 1.00% of the average daily net assets of the International Small Cap, Small-Cap Growth, Small Company Value, Strategic Balanced, High Yield Bond, Large-Cap Growth, Growth and Income, Overseas Growth, Marsico Capital Growth, Mid-Cap Growth, Mid-Cap Value, International Equity, Janus Capital Growth, Equity Income, Total Return Bond, and Money Market Funds, respectively. All amounts paid or payable to the Funds by the Investment Manager, under the agreement, are reflected in the Statements of Operations.

MANAGEMENT OF THE COMPANY

NON-FEEDER FUNDS -- Certain officers and Directors of the Funds are officers or directors of the Investment Manager. The Funds pay no compensation directly to their officers or interested Directors.

DISTRIBUTOR

ALL FUNDS -- American Skandia Marketing, Incorporated ("ASMI") serves as the principal underwriter and distributor for each Fund. The Company has adopted a separate Distribution and Service plan (each a "Plan" and collectively the "Plans") for Class A, B, C, and X shares of each Fund in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940.

     Under the Class A Plan, the Funds pay ASMI a distribution and service fee of .50% of the average daily net assets attributable to Class A shares, half of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate qualified dealers, brokers, banks, and other financial institutions ("Dealers") for services provided in connection with the sale of Class A shares and the maintenance of shareholder accounts. Such compensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class A shares.

     A portion of the sales charge on sales of Class A shares may be retained by ASMI or allocated to Dealers attributable to the sale of those shares. For the year ended October 31, 1999, ASMI retained no portion of the sales charge on sales of Class A shares of the Funds.

     Under the Class B Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class B shares that are outstanding for eight years or less, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class B shares and the maintenance of shareholder accounts. Such compensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class B shares held for over seven years.

     Under the Class C Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class C shares, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class C shares and the maintenance of shareholder accounts. ASMI currently pays a 1.00% fee to Dealers, in advance, upon sale of Class C shares and retains the fee paid by the Funds in the first year. After the shares have been held for a year, ASMI pays such compensation on a quarterly basis.

     Under the Class X Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class X shares that are outstanding for ten years or less, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class X shares and the maintenance of shareholder accounts. Compensation to Dealers is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class X shares held for over seven years. ASMI also uses distribution and service fees as reimbursement for its purchase of Bonus Shares. Bonus shares are paid to shareholders at the time of the initial purchase and each subsequent purchase of Class X shares in an amount equal to 2.5% of the purchase.

     Purchases of $1 million or more or purchases by certain retirement plans, with respect to Class A shares, are subject to a contingent deferred sales charge ("CDSC") if shares are redeemed within 12 months of their purchase. A CDSC is imposed on Class B and Class X shares redeemed within seven and eight years, respectively, after their purchase. A CDSC is imposed on Class C shares redeemed within 12 months of their purchase. The maximum CDSC imposed is equal to 1%, 6%, 1%, and 6% of the amount subject to the charge for Class A, B, C, and X, respectively.

     In addition, the Company has adopted a Supplemental Distribution Plan ("Supplemental Plan") under Rule 12b-1. The Supplemental Plan permits ASMI to receive brokerage commissions in connection with purchases and sales of securities by the Funds, and to use these commissions to promote the sale of shares of the Company. Under the Supplemental Plan, securities transactions for a Fund may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASMI for "introducing" transactions to the clearing broker. In turn, ASMI uses the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.

     Commissions received by ASMI under the Supplemental Plan are reflected in the cost of securities purchased and the proceeds from the sale of securities. These commissions are shown in the Statements of Operations as "Supplemental Distribution Fees" and a corresponding reduction "Fees Paid Indirectly". Net expenses of the Funds are unaffected by these commissions. From July 27, 1999 to October 31, 1999, commissions received by ASMI totaled $217,539, of which $101,137 and $116,402 were received from the Non-Feeder Funds and the Portfolios of American Skandia Master Trust, respectively.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


4. SHARES OF CAPITAL STOCK
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ALL FUNDS -- The authorized capital stock of the Funds is 5.5 billion shares, with a par value of $.001 per share. Transactions in shares of capital stock, during the year ended October 31, 1999, were as follows:

                                 CLASS A                       CLASS B                      CLASS C               CLASS X
                       ----------------------------   --------------------------   --------------------------   -----------
                          SHARES         AMOUNT         SHARES         AMOUNT        SHARES         AMOUNT        SHARES
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
INTERNATIONAL SMALL
CAP:
  Sold                      131,573   $   1,625,013       519,007   $  6,481,186       191,446   $  2,192,239       159,967
  Redeemed                  (42,759)       (499,629)      (80,020)      (954,057)      (87,643)      (936,217)      (74,837)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase             88,814   $   1,125,384       438,987   $  5,527,129       103,803   $  1,256,022        85,130
                       ============   =============   ===========   ============   ===========   ============   ===========
SMALL-CAP GROWTH:
  Sold                    4,521,498   $  62,279,844     6,131,106   $ 82,109,946     2,453,044   $ 32,502,450     1,388,410
  Redeemed               (1,555,645)    (21,272,349)     (589,414)    (7,913,337)     (415,557)    (5,293,724)     (400,722)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          2,965,853   $  41,007,495     5,541,692   $ 74,196,609     2,037,487   $ 27,208,726       987,688
                       ============   =============   ===========   ============   ===========   ============   ===========
SMALL COMPANY VALUE:
  Sold                    2,152,263   $  19,728,209     2,202,266   $ 19,780,241     1,278,728   $ 11,579,459       899,829
  Reinvested                  2,950          27,202            --             --            --             --            --
  Redeemed               (1,740,590)    (16,175,699)     (998,544)    (8,851,216)     (731,195)    (6,613,615)     (727,801)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase            414,623   $   3,579,712     1,203,722   $ 10,929,025       547,533   $  4,965,844       172,028
                       ============   =============   ===========   ============   ===========   ============   ===========
STRATEGIC BALANCED:
  Sold                    1,815,075   $  22,578,144     4,889,067   $ 60,790,616     1,513,809   $ 18,669,567     1,064,235
  Reinvested                  8,478         106,949        10,128        127,960         4,003         50,510         4,619
  Redeemed                 (229,284)     (2,869,225)     (512,249)    (6,347,305)     (189,856)    (2,369,264)     (224,538)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          1,594,269   $  19,815,868     4,386,946   $ 54,571,271     1,327,956   $ 16,350,813       844,316
                       ============   =============   ===========   ============   ===========   ============   ===========
HIGH YIELD BOND:
  Sold                    3,357,420   $  32,790,500     7,275,129   $ 70,565,721     1,847,050   $ 17,923,216     1,855,501
  Reinvested                 87,677         841,629       232,789      2,227,094        79,920        767,588       122,941
  Redeemed               (2,428,133)    (23,736,985)   (2,228,915)   (21,481,204)   (1,091,741)   (10,529,290)   (1,121,235)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          1,016,964   $   9,895,144     5,279,003   $ 51,311,611       835,229   $  8,161,514       857,207
                       ============   =============   ===========   ============   ===========   ============   ===========
LARGE-CAP GROWTH:
  Sold                      638,225   $   8,103,545     1,851,812   $ 23,314,526       418,749   $  5,236,468       637,307
  Redeemed                 (215,891)     (2,716,616)     (410,694)    (5,186,475)     (126,506)    (1,592,157)     (320,143)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase            422,334   $   5,386,929     1,441,118   $ 18,128,051       292,243   $  3,644,311       317,164
                       ============   =============   ===========   ============   ===========   ============   ===========
GROWTH AND INCOME:
  Sold                    2,372,960   $  28,578,838     4,969,282   $ 60,277,008     1,774,560   $ 21,393,909     1,298,681
  Reinvested                  3,892          47,183           633          7,193           299          3,391           571
  Redeemed                 (625,028)     (7,479,489)     (629,845)    (7,571,053)     (366,786)    (4,442,443)     (397,677)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          1,751,824   $  21,146,532     4,340,070   $ 52,713,148     1,408,073   $ 16,954,857       901,575
                       ============   =============   ===========   ============   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
INTERNATIONAL SMALL
CAP:
  Sold                 $  2,003,516
  Redeemed               (1,007,684)
                       ------------
    Net Increase       $    995,832
                       ============
SMALL-CAP GROWTH:
  Sold                 $ 17,986,369
  Redeemed               (5,025,846)
                       ------------
    Net Increase       $ 12,960,523
                       ============
SMALL COMPANY VALUE:
  Sold                 $  8,082,697
  Reinvested                     --
  Redeemed               (6,480,805)
                       ------------
    Net Increase       $  1,601,892
                       ============
STRATEGIC BALANCED:
  Sold                 $ 13,076,631
  Reinvested                 57,949
  Redeemed               (2,768,534)
                       ------------
    Net Increase       $ 10,366,046
                       ============
HIGH YIELD BOND:
  Sold                 $ 18,027,252
  Reinvested              1,182,704
  Redeemed              (10,858,678)
                       ------------
    Net Increase       $  8,351,278
                       ============
LARGE-CAP GROWTH:
  Sold                 $  7,894,652
  Redeemed               (3,950,285)
                       ------------
    Net Increase       $  3,944,367
                       ============
GROWTH AND INCOME:
  Sold                 $ 15,523,163
  Reinvested                  6,430
  Redeemed               (4,736,458)
                       ------------
    Net Increase       $ 10,793,135
                       ============

                                 CLASS A                       CLASS B                      CLASS C               CLASS X
                       ----------------------------   --------------------------   --------------------------   -----------
                          SHARES         AMOUNT         SHARES         AMOUNT        SHARES         AMOUNT        SHARES
                       ============   =============   ===========   ============   ===========   ============   ===========
OVERSEAS GROWTH:
  Sold                    5,875,239   $  72,910,399     6,847,241   $ 83,827,854     3,845,340   $ 46,929,956     1,792,053
  Redeemed               (2,366,221)    (29,831,109)     (703,924)    (8,772,633)     (879,415)   (10,959,877)     (419,635)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          3,509,018   $  43,079,290     6,143,317   $ 75,055,221     2,965,925   $ 35,970,079     1,372,418
                       ============   =============   ===========   ============   ===========   ============   ===========
MARSICO CAPITAL
  GROWTH:
  Sold                    7,854,783   $ 101,851,952    19,502,450   $253,703,042     8,427,772   $108,624,094     3,463,385
  Reinvested                  1,125          13,337            --             --            --             --            --
  Redeemed               (1,472,317)    (19,722,964)   (1,617,686)   (21,694,601)     (835,906)   (11,098,692)     (581,156)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          6,383,591   $  82,142,325    17,884,764   $232,008,441     7,591,866   $ 97,525,402     2,882,229
                       ============   =============   ===========   ============   ===========   ============   ===========
MID-CAP GROWTH:
  Sold                      876,248   $  12,737,534     1,648,044   $ 23,798,375       681,405   $  9,773,936       455,953
  Reinvested                  1,117          16,244         2,164         31,032         1,571         22,824         1,145
  Redeemed                 (254,503)     (3,676,648)     (344,773)    (5,076,953)     (159,471)    (2,340,370)     (101,469)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase            622,862   $   9,077,130     1,305,435   $ 18,752,454       523,505   $  7,456,390       355,629
                       ============   =============   ===========   ============   ===========   ============   ===========
MID-CAP VALUE:
  Sold                      893,170   $  10,487,415     1,971,205   $ 23,270,387       719,632   $  8,511,354       457,970
  Reinvested                    311           3,371           385          4,172           171          1,858            99
  Redeemed                 (214,164)     (2,487,388)     (262,235)    (3,044,027)     (138,303)    (1,625,892)      (81,385)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase            679,317   $   8,003,398     1,709,355   $ 20,230,532       581,500   $  6,887,320       376,684
                       ============   =============   ===========   ============   ===========   ============   ===========
INTERNATIONAL EQUITY:
  Sold                      580,067   $   5,981,540       664,660   $  6,995,897       534,152   $  5,615,638       302,217
  Reinvested                  1,335          13,416           617          6,351           424          4,358           957
  Redeemed                 (340,252)     (3,535,835)     (186,621)    (1,979,171)     (382,168)    (4,024,965)     (240,600)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase            241,150   $   2,459,121       478,656   $  5,023,077       152,408   $  1,595,031        62,574
                       ============   =============   ===========   ============   ===========   ============   ===========
JANUS
  CAPITAL GROWTH:
  Sold                   11,152,498   $ 222,428,056    34,148,101   $606,063,473    11,402,214   $201,850,746     5,298,045
  Redeemed               (2,178,199)    (43,528,627)   (3,428,551)   (61,160,249)   (1,675,387)   (29,604,961)   (1,291,629)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          8,974,299   $ 178,899,429    30,719,550   $544,903,224     9,726,827   $172,245,785     4,006,416
                       ============   =============   ===========   ============   ===========   ============   ===========
EQUITY INCOME:
  Sold                    2,536,827   $  33,506,551     5,068,587   $ 66,599,293     2,104,000   $ 27,723,451     1,345,013
  Reinvested                 15,267         203,306        18,552        248,016         8,801        117,852        12,841
  Redeemed                 (970,970)    (12,988,032)     (779,404)   (10,139,354)     (327,011)    (4,264,826)     (435,651)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          1,581,124   $  20,721,825     4,307,735   $ 56,707,955     1,785,790   $ 23,576,477       922,203
                       ============   =============   ===========   ============   ===========   ============   ===========
TOTAL RETURN BOND:
  Sold                    2,801,868   $  29,031,058     9,085,766   $ 93,370,295     2,715,698   $ 27,941,412     1,476,934
  Reinvested                 62,591         645,265       190,650      1,946,935        75,148        768,265        79,406
  Redeemed               (1,135,022)    (11,679,664)   (2,559,842)   (26,261,168)   (1,000,668)   (10,260,166)     (696,973)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          1,729,437   $  17,996,659     6,716,574   $ 69,056,062     1,790,178   $ 18,449,511       859,367
                       ============   =============   ===========   ============   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ============
OVERSEAS GROWTH:
  Sold                 $ 21,928,837
  Redeemed               (5,530,598)
                       ------------
    Net Increase       $ 16,398,239
                       ============
MARSICO CAPITAL
  GROWTH:
  Sold                 $ 44,011,902
  Reinvested                     --
  Redeemed               (7,591,419)
                       ------------
    Net Increase       $ 36,420,483
                       ============
MID-CAP GROWTH:
  Sold                 $  6,580,126
  Reinvested                 16,499
  Redeemed               (1,521,388)
                       ------------
    Net Increase       $  5,075,237
                       ============
MID-CAP VALUE:
  Sold                 $  5,399,847
  Reinvested                  1,070
  Redeemed               (1,009,095)
                       ------------
    Net Increase       $  4,391,822
                       ============
INTERNATIONAL EQUITY:
  Sold                 $  3,142,322
  Reinvested                  9,894
  Redeemed               (2,530,886)
                       ------------
    Net Increase       $    621,330
                       ============
JANUS
  CAPITAL GROWTH:
  Sold                 $ 92,328,700
  Redeemed              (22,876,970)
                       ------------
    Net Increase       $ 69,451,730
                       ============
EQUITY INCOME:
  Sold                 $ 17,492,175
  Reinvested                169,817
  Redeemed               (5,669,805)
                       ------------
    Net Increase       $ 11,992,187
                       ============
TOTAL RETURN BOND:
  Sold                 $ 15,232,870
  Reinvested                816,063
  Redeemed               (7,125,361)
                       ------------
    Net Increase       $  8,923,572
                       ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                 CLASS A                       CLASS B                      CLASS C               CLASS X
                       ----------------------------   --------------------------   --------------------------   -----------
                          SHARES         AMOUNT         SHARES         AMOUNT        SHARES         AMOUNT        SHARES
                       ============   =============   ===========   ============   ===========   ============   ===========
MONEY MARKET:
  Sold                  165,732,217   $ 165,732,220   160,855,656   $160,855,657    91,366,940   $ 91,366,940    72,496,475
  Reinvested                729,338         729,338     1,043,507      1,043,507       448,412        448,412       507,926
  Redeemed             (130,829,982)   (130,829,982)  (99,250,785)   (99,250,785)  (69,788,348)   (69,788,348)  (57,154,179)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase         35,631,573   $  35,631,576    62,648,378   $ 62,648,379    22,027,004   $ 22,027,004    15,850,222
                       ============   =============   ===========   ============   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ============
MONEY MARKET:
  Sold                 $ 72,496,475
  Reinvested                507,926
  Redeemed              (57,154,179)
                       ------------
    Net Increase       $ 15,850,222
                       ============

     Transactions in shares of capital stock, during the year ended October 31, 1998, were as follows:

                                CLASS A                     CLASS B                     CLASS C               CLASS X
                       --------------------------   ------------------------   --------------------------   -----------
                         SHARES         AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT        SHARES
                       ===========   ============   ==========   ===========   ===========   ============   ===========
INTERNATIONAL SMALL
CAP:
  Sold                      86,775   $    948,154      167,918   $ 1,851,350        84,357   $    908,498       243,435
  Reinvested                    53            523           14           145             7             67            21
  Redeemed                 (11,337)      (122,246)     (55,655)     (653,576)       (7,014)       (75,984)      (29,011)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            75,491   $    826,431      112,277   $ 1,197,919        77,350   $    832,581       214,445
                       ===========   ============   ==========   ===========   ===========   ============   ===========
SMALL-CAP GROWTH:
  Sold                     225,167   $  2,208,610      379,743   $ 3,708,430       254,630   $  2,401,811       479,057
  Redeemed                 (46,693)      (433,840)    (118,369)   (1,132,903)      (31,346)      (297,337)      (55,354)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           178,474   $  1,774,770      261,374   $ 2,575,527       223,284   $  2,104,474       423,703
                       ===========   ============   ==========   ===========   ===========   ============   ===========
SMALL COMPANY VALUE:
  Sold                   1,021,252   $ 10,026,934    1,688,655   $16,836,032     1,025,988   $ 10,042,683     1,630,431
  Reinvested                   417          4,374          256         2,684            78            822           212
  Redeemed                (249,839)    (2,272,268)    (301,641)   (2,949,022)     (115,761)    (1,085,977)     (286,276)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           771,830   $  7,759,040    1,387,270   $13,889,694       910,305   $  8,957,528     1,344,367
                       ===========   ============   ==========   ===========   ===========   ============   ===========
STRATEGIC BALANCED:
  Sold                     344,894   $  3,739,190      771,215   $ 8,328,502       294,906   $  3,164,423       683,423
  Reinvested                 1,034         11,486          840         9,409           403          4,523           857
  Redeemed                 (63,105)      (702,418)     (48,880)     (556,672)      (22,222)      (238,433)      (64,172)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           282,823   $  3,048,258      723,175   $ 7,781,239       273,087   $  2,930,513       620,108
                       ===========   ============   ==========   ===========   ===========   ============   ===========
HIGH YIELD BOND:
  Sold                     914,002   $  9,050,780    2,473,078   $24,716,187       805,820   $  8,047,625     1,823,826
  Reinvested                20,089        198,480       45,479       449,899        18,558        183,686        36,017
  Redeemed                (407,297)    (4,038,423)    (427,818)   (4,267,818)     (234,296)    (2,331,581)     (594,353)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           526,794   $  5,210,837    2,090,739   $20,898,268       590,082   $  5,899,730     1,265,490
                       ===========   ============   ==========   ===========   ===========   ============   ===========
LARGE-CAP GROWTH:
  Sold                     283,213   $  3,109,515      898,838   $ 9,815,889       265,927   $  2,904,473       823,445
  Redeemed                 (25,645)      (269,220)    (182,926)   (2,004,334)      (12,530)      (132,150)     (162,643)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           257,568   $  2,840,295      715,912   $ 7,811,555       253,397   $  2,772,323       660,802
                       ===========   ============   ==========   ===========   ===========   ============   ===========
GROWTH AND INCOME:
  Sold                     619,339   $  6,426,893    1,157,925   $12,217,205       509,140   $  5,365,379     1,184,756
  Reinvested                   620          6,849          105         1,167            44            487           127
  Redeemed                 (90,220)      (909,199)    (140,792)   (1,455,882)      (31,713)      (320,384)     (105,837)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           529,739   $  5,524,543    1,017,238   $10,762,490       477,471   $  5,045,482     1,079,046
                       ===========   ============   ==========   ===========   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ============
INTERNATIONAL SMALL
CAP:
  Sold                 $  2,658,777
  Reinvested                    209
  Redeemed                 (307,049)
                       ------------
    Net Increase       $  2,351,937
                       ============
SMALL-CAP GROWTH:
  Sold                 $  4,680,015
  Redeemed                 (495,331)
                       ------------
    Net Increase       $  4,184,684
                       ============
SMALL COMPANY VALUE:
  Sold                 $ 16,569,662
  Reinvested                  2,228
  Redeemed               (2,755,864)
                       ------------
    Net Increase       $ 13,816,026
                       ============
STRATEGIC BALANCED:
  Sold                 $  7,377,704
  Reinvested                  9,648
  Redeemed                 (678,893)
                       ------------
    Net Increase       $  6,708,459
                       ============
HIGH YIELD BOND:
  Sold                 $ 18,256,129
  Reinvested                356,164
  Redeemed               (5,875,943)
                       ------------
    Net Increase       $ 12,736,350
                       ============
LARGE-CAP GROWTH:
  Sold                 $  9,020,684
  Redeemed               (1,754,404)
                       ------------
    Net Increase       $  7,266,280
                       ============
GROWTH AND INCOME:
  Sold                 $ 12,627,277
  Reinvested                  1,410
  Redeemed               (1,075,167)
                       ------------
    Net Increase       $ 11,553,520
                       ============

                                CLASS A                     CLASS B                     CLASS C               CLASS X
                       --------------------------   ------------------------   --------------------------   -----------
                         SHARES         AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT        SHARES
                       ===========   ============   ==========   ===========   ===========   ============   ===========
OVERSEAS GROWTH:
  Sold                   1,057,414   $ 11,269,484    1,534,948   $16,642,383       994,577   $ 10,851,929     1,166,231
  Redeemed                (222,317)    (2,310,095)     (75,158)     (782,812)      (83,923)      (905,162)      (97,225)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           835,097   $  8,959,389    1,459,790   $15,859,571       910,654   $  9,946,767     1,069,006
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MARSICO CAPITAL
  GROWTH:
  Sold                     726,246   $  7,070,185    1,803,833   $17,639,782     1,148,327   $ 11,278,785       698,173
  Redeemed                 (31,271)      (288,616)     (25,199)     (243,593)      (59,297)      (582,417)     (129,808)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           694,975   $  6,781,569    1,778,634   $17,396,189     1,089,030   $ 10,696,368       568,365
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MID-CAP GROWTH:
  Sold                      49,762   $    538,535       84,911   $   893,803        76,609   $    797,506        43,682
  Redeemed                      --             (4)        (805)       (8,603)           --             --          (549)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            49,762   $    538,531       84,106   $   885,200        76,609   $    797,506        43,133
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MID-CAP VALUE:
  Sold                      70,308   $    703,884      184,421   $ 1,845,182       101,900   $  1,019,193        28,876
  Redeemed                    (285)        (2,856)          --            --        (4,309)       (43,051)           --
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            70,023   $    701,028      184,421   $ 1,845,182        97,591   $    976,142        28,876
                       ===========   ============   ==========   ===========   ===========   ============   ===========
INTERNATIONAL EQUITY:
  Sold                     221,414   $  2,090,387      408,621   $ 3,972,257       250,513   $  2,401,533       555,056
  Redeemed                 (66,338)      (626,464)    (105,111)   (1,010,455)      (33,718)      (319,274)     (101,971)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           155,076   $  1,463,923      303,510   $ 2,961,802       216,795   $  2,082,259       453,085
                       ===========   ============   ==========   ===========   ===========   ============   ===========
JANUS CAPITAL GROWTH:
  Sold                   1,818,238   $ 24,548,459    4,750,569   $58,188,656     1,826,515   $ 22,153,339     3,110,722
  Reinvested                   533          5,971          312         3,136            97            973           310
  Redeemed                (176,653)    (2,408,469)    (523,973)   (6,534,310)     (181,890)    (2,229,981)     (416,083)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase         1,642,118   $ 22,145,961    4,226,908   $51,657,482     1,644,722   $ 19,924,331     2,694,949
                       ===========   ============   ==========   ===========   ===========   ============   ===========
EQUITY INCOME:
  Sold                     800,093   $  9,119,192    1,649,485   $18,887,565       755,077   $  8,644,258     1,605,054
  Reinvested                 3,175         37,119        3,849        45,208         1,661         19,588         4,516
  Redeemed                 (90,254)    (1,022,287)    (254,863)   (2,923,405)      (70,668)      (805,945)     (166,501)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           713,014   $  8,134,024    1,398,471   $16,009,368       686,070   $  7,857,901     1,443,069
                       ===========   ============   ==========   ===========   ===========   ============   ===========
TOTAL RETURN BOND:
  Sold                     677,765   $  7,232,109    1,914,506   $20,252,322     1,053,270   $ 11,077,340     1,202,518
  Reinvested                 4,808         51,616       13,158       139,382        10,237        108,524        12,977
  Redeemed                (129,332)    (1,388,733)    (312,304)   (3,287,557)     (260,589)    (2,760,543)     (161,117)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           553,241   $  5,894,992    1,615,360   $17,104,147       802,918   $  8,425,321     1,054,378
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MONEY MARKET:
  Sold                  20,520,931   $ 20,520,931   25,761,335   $25,761,335    17,068,008   $ 17,068,008    30,862,241
  Reinvested                95,268         95,268      126,073       126,073        76,596         76,596       187,254
  Redeemed             (13,551,379)   (13,551,379)  (9,687,147)   (9,687,147)  (10,580,610)   (10,580,610)  (19,082,355)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase         7,064,820   $  7,064,820   16,200,261   $16,200,261     6,563,994   $  6,563,994    11,967,140
                       ===========   ============   ==========   ===========   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ============
OVERSEAS GROWTH:
  Sold                 $ 12,776,135
  Redeemed               (1,042,766)
                       ------------
    Net Increase       $ 11,733,369
                       ============
MARSICO CAPITAL
  GROWTH:
  Sold                 $  6,818,287
  Redeemed               (1,153,944)
                       ------------
    Net Increase       $  5,664,343
                       ============
MID-CAP GROWTH:
  Sold                 $    454,990
  Redeemed                   (5,509)
                       ------------
    Net Increase       $    449,481
                       ============
MID-CAP VALUE:
  Sold                 $    288,688
  Redeemed                       --
                       ------------
    Net Increase       $    288,688
                       ============
INTERNATIONAL EQUITY:
  Sold                 $  5,419,289
  Redeemed                 (973,754)
                       ------------
    Net Increase       $  4,445,535
                       ============
JANUS CAPITAL GROWTH:
  Sold                 $ 37,412,759
  Reinvested                  3,128
  Redeemed               (5,073,683)
                       ------------
    Net Increase       $ 32,342,204
                       ============
EQUITY INCOME:
  Sold                 $ 18,427,772
  Reinvested                 53,161
  Redeemed               (1,882,627)
                       ------------
    Net Increase       $ 16,598,306
                       ============
TOTAL RETURN BOND:
  Sold                 $ 12,653,752
  Reinvested                137,290
  Redeemed               (1,706,939)
                       ------------
    Net Increase       $ 11,084,103
                       ============
MONEY MARKET:
  Sold                 $ 30,862,241
  Reinvested                187,254
  Redeemed              (19,082,355)
                       ------------
    Net Increase       $ 11,967,140
                       ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

5. TAX MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ALL FUNDS -- Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

     Income and capital gains of the Funds are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

CAPITAL LOSS CARRYFORWARDS -- At October 31, 1999, the following Funds had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                 EXPIRING IN
                                     ------------------------------------
                                      2005         2006          2007
                                     =======    ==========    ===========
High Yield Bond                      $ 4,183    $   17,619    $   327,379
Growth and Income                         --     1,122,945      1,772,304
Overseas Growth                           --     2,242,636      3,428,829
Marsico Capital Growth                    --       682,762      7,950,369
Mid-Cap Growth                            --            --      1,874,798
International Equity                      --        73,332         49,869
Janus Capital Growth                  38,807     4,789,881     52,015,103
Total Return Bond                         --            --      1,499,612

6. PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NON-FEEDER FUNDS -- Purchases and sales of securities, other than U.S. government securities and short-term obligations, during the year ended October 31, 1999, were as follows:

                                             PURCHASES         SALES
                                            ============    ============
International Small Cap                     $ 29,939,539    $ 21,376,647
Small-Cap Growth                             168,638,754      41,509,488
Small Company Value                           39,757,090      18,366,302
Strategic Balanced                           128,351,046      55,500,791
High Yield Bond                               89,195,486      15,357,347
Large-Cap Growth                             134,132,396     114,218,960
Growth and Income                            134,445,365      35,954,271
Overseas Growth                              231,282,231      80,299,614
Marsico Capital Growth                       685,996,090     267,024,550
Mid-Cap Growth                                62,551,030      24,483,643
Mid-Cap Value                                 59,731,672      23,911,469

     Purchases and sales of U.S. government securities, during the year ended October 31, 1999, were as follows:

                                               PURCHASES        SALES
                                              ===========    ===========
Strategic Balanced                            $32,569,998    $12,048,962

     At October 31, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Non-Feeder Funds, for federal income tax purposes, were as follows:

                                                                            NET
                                          GROSS           GROSS          UNREALIZED
                        AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION
                           COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
                       ============    ============    ============    ==============
International Small
  Cap                  $ 16,207,546    $ 1,542,356     $   563,237      $   979,119
Small-Cap Growth        169,196,638     52,762,621       6,633,267       46,129,354
Small Company Value      70,986,163      2,643,592      10,389,565       (7,745,973)
Strategic Balanced      123,003,473      8,522,144       2,826,201        5,695,943
High Yield Bond         123,782,886        832,530       9,476,302       (8,643,772)
Large-Cap Growth         49,123,265      7,147,199       1,528,151        5,619,048
Growth and Income       135,050,750     18,023,780       5,844,339       10,179,441
Overseas Growth         211,181,909     49,143,232       2,208,056       46,935,176
Marsico Capital
  Growth                493,793,058     93,832,258       6,370,958       87,461,300
Mid-Cap Growth           40,826,818      9,763,330       1,113,313        8,650,017
Mid-Cap Value            43,169,912      1,873,059       3,611,535       (1,738,476)

7. WRITTEN OPTIONS TRANSACTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Written options transactions, during the year ended October 31, 1999, were as follows:

                                                      MARSICO CAPITAL GROWTH
                                                      -----------------------
                                                      NUMBER OF
                                                      CONTRACTS     PREMIUM
                                                      =========    ==========
Balance at beginning of period                            --       $       --
Written                                                  408          579,700
Expired                                                   --               --
Exercised                                                 --               --
Closed                                                  (408)        (579,700)
                                                        ----       ----------
Balance at end of period                                  --       $       --
                                                        ====       ==========

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of American Skandia Advisor Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ASAF Founders International Small Capitalization Fund, ASAF Janus Small-Cap Growth Fund, ASAF T. Rowe Price Small Company Value Fund, ASAF American Century Strategic Balanced Fund, ASAF Federated High Yield Bond Fund, ASAF Oppenheimer Large-Cap Growth Fund, ASAF Lord Abbett Growth and Income Fund, ASAF Janus Overseas Growth Fund, ASAF Marsico Capital Growth Fund, ASAF Neuberger Berman Mid-Cap Growth Fund, ASAF Neuberger Berman Mid-Cap Value Fund, ASAF T. Rowe Price International Equity Fund, ASAF Janus Capital Growth Fund, ASAF INVESCO Equity Income Fund, ASAF Total Return Bond Fund and ASAF JPM Money Market Fund of American Skandia Advisor Funds, Inc. (the "Company"), at October 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years (or periods) in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 15, 1999

                      [This page intentionally left blank]

                         AMERICAN SKANDIA MASTER TRUST
                            SCHEDULES OF INVESTMENTS
                                OCTOBER 31, 1999

               ASMT T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                      ASMT JANUS CAPITAL GROWTH PORTFOLIO
                      ASMT INVESCO EQUITY INCOME PORTFOLIO
                     ASMT PIMCO TOTAL RETURN BOND PORTFOLIO
                        ASMT JPM MONEY MARKET PORTFOLIO

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
FOREIGN STOCK -- 93.8%
  ARGENTINA -- 0.2%
    Banco de Galicia y
      Buenos Aires SA de CV
      [ADR]                    1,223    $    25,836
    Banco Frances SA [ADR]       360          7,875
    Telefonica de Argentina
      SA Cl-B [ADR]            1,840         47,150
                                        -----------
                                             80,861
                                        -----------
  AUSTRALIA -- 2.2%
    Brambles Industries Ltd.   3,000         84,307
    Broken Hill Proprietary
      Co. Ltd.                 4,062         41,952
    Colonial Ltd.             20,237         74,409
    Commonwealth Bank of
      Australia                7,111        116,458
    Lend Lease Corp. Ltd.      3,000         34,493
    News Corp. Ltd.           10,012         72,350
    News Corp. Ltd. Pfd.       8,026         54,301
    Publishing &
      Broadcasting Ltd.       13,000         77,043
    TABCORP Holdings Ltd.      7,000         44,339
    Telstra Corp.*             5,000         16,027
    Telstra Corp. Ltd.        21,000        106,749
    Westpac Banking Corp.
      Ltd.                    14,173         90,876
                                        -----------
                                            813,304
                                        -----------
  BELGIUM -- 1.2%
    Dexia Belgium (Credit
      Communal)                  270         39,531
    Fortis Cl-B                4,860        163,970
    KBC Bancassurance
      Holdings NV              3,680        189,525
    Societe Europeene des
      Satellites [FDR]*          199         24,838
    UCB SA                       510         19,002
                                        -----------
                                            436,866
                                        -----------
  BRAZIL -- 1.3%
    Companhia Brasileira de
      Distribuicoa Grupo Pao
      de Acucar [GDR]          2,272         49,700
    Companhia Energetica de
      Minas Geras [ADR]        1,223         17,480
    Telecomunicacoes
      Brasileiras SA [ADR]     2,749             86
    Telecomunicacoes
      Brasileiras SA Pfd.
      [ADR]                    4,956        385,948
    Uniao de Bancos
      Brasileiros SA [GDR]     1,000         23,125
                                        -----------
                                            476,339
                                        -----------
  CANADA -- 0.3%
    Alcan Aluminium Ltd.       1,220         40,020
    Nortel Networks Corp.*       640         39,399
    Royal Bank of Canada         570         24,588
                                        -----------
                                            104,007
                                        -----------
  CHILE -- 0.0%
    Chilectra SA [ADR] 144A      464          8,251
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  CHINA -- 0.1%
    Huaneng Power
      International, Inc.
      [ADR]*                   3,000    $    36,375
                                        -----------
  DENMARK -- 0.3%
    Den Danske Bank              410         46,670
    Tele Danmark AS              840         51,203
    Unidanmark AS Cl-A           260         20,221
                                        -----------
                                            118,094
                                        -----------
  FINLAND -- 1.6%
    Nokia AB Oyj               5,080        580,973
                                        -----------
  FRANCE -- 11.3%
    Alcatel                    1,150        179,493
    AXA SA                     2,180        307,262
    Banco Frances SA [ADR]       620         13,563
    Banque National de
      Paris*                   2,210        193,955
    Cap Gemini SA*               700        105,946
    Carrefour Supermarche SA   2,330        431,014
    Compagnie de Saint-
      Gobain                     690        119,662
    Credit Commercial de
      France                     350         40,281
    Groupe Danone                 90         22,939
    Hermes International
      Designs*                   710         77,609
    L'Oreal                      110         73,358
    Lafarge SA                   460         44,239
    Legrand SA                   570        136,295
    Pinault-Printemps
      Redoute SA                 710        135,294
    Sanofi SA*                 5,650        249,117
    Schneider SA               3,030        208,597
    Societe Generale             650        141,419
    Societe Television
      Francaise                  770        241,174
    Sodexho Alliance SA        1,348        221,023
    STMicroelectronics NV*     2,680        235,204
    Total Fina SA Cl-B         3,931        530,888
    Vivendi                    5,420        410,446
                                        -----------
                                          4,118,778
                                        -----------
  GERMANY -- 6.2%
    Allianz AG                   560        170,690
    Bayer AG                   2,910        118,978
    Bayerische Hypo-Und
      Vereinsbank AG           4,390        286,075
    Celanese AG*                  89          1,389
    Deutsche Bank AG           2,868        204,287
    Deutsche Telekom AG        3,300        152,092
    Dresdner Bank AG           3,560        182,597
    Fielmann AG Pfd.             250          9,617
    Fresenius AG Pfd.            110         18,036
    Gehe AG                    4,440        157,266
    Hoechst AG                   890         38,961
    Mannesmann AG              2,680        413,226
    Rhoen-Klinikum AG          1,380         53,667
    SAP AG                       390        141,419

                                                   AMERICAN SKANDIA MASTER TRUST

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
SAP AG Pfd.                      230    $    99,162
    Siemens AG                   860         76,832
    Veba AG                    2,750        149,953
                                        -----------
                                          2,274,247
                                        -----------
  HONG KONG -- 2.7%
    Cheung Kong Holdings
      Ltd.                    10,000         90,739
    China Light & Power Co.
      Ltd.                    16,000         73,312
    China Telecom Ltd.*       68,000        232,808
    Dao Heng Bank Group Ltd.   6,000         27,569
    Hederson Land
      Development Co. Ltd.    13,000         59,231
    Hong Kong
      Telecommunications
      Ltd.                    28,800         65,796
    HSBC Holdings PLC         10,400        124,821
    Hutchison Whampoa Ltd.    22,000        220,863
    Pacific Century
      Cyberworks Ltd.*        40,000         30,118
    Sun Hung Kai Properties
      Ltd.                     7,000         56,535
                                        -----------
                                            981,792
                                        -----------
  INDIA -- 0.2%
    ICICI Ltd.*                4,469         49,159
    Mahanagar Telephone
      Nigam Ltd. [GDR]         2,000         16,500
                                        -----------
                                             65,659
                                        -----------
  IRELAND -- 0.1%
    CBT Group PLC [ADR]*       2,031         41,889
                                        -----------
  ITALY -- 4.2%
    Assicurazioni Generali     4,160        133,357
    Banca di Roma             13,000         17,489
    Banca Popolare di
      Brescia                  4,000        169,219
    Ente Nazionale
      Idrocarburi SPA         33,000        192,847
    Instituto Nazionale
      delle Assicurazioni     31,000         94,001
    Italgas SPA                5,000         20,653
    Mediolanum SPA            10,000         81,246
    San Paolo-IMI SPA          9,225        119,454
    Tecnost SPA*              17,600         33,852
    Telecom Italia Mobile
      SPA                     54,000        337,135
    Telecom Italia SPA        24,000        207,099
    Unicredito Italiano SPA   24,000        112,252
                                        -----------
                                          1,518,604
                                        -----------
  JAPAN -- 21.3%
    Bridgestone Corp.*         2,000         55,002
    Canon, Inc.               12,000        339,210
    Citizen Watch Co. Ltd.     3,000         21,186
    Daiichi Pharmaceutical
      Co. Ltd.                 2,000         28,651
    Daiwa House Industry Co.
      Ltd.                     7,000         63,990
    DDI Corp.                     16        174,780

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
    Denso Corp.               10,000    $   213,683
    East Japan Railway Co.
      Ltd.                        17        104,092
    Fanuc Co.                  1,400        108,662
    Fujitsu Ltd.               8,000        240,705
    Hitachi Ltd.              12,000        129,590
    Honda Motor Co. Ltd.       1,000         42,162
    Ito-Yokado Co. Ltd.        2,000        159,831
    Kao Corp.                  7,000        213,300
    Kokuyo Co. Ltd.            4,000         72,557
    Komori Corp.               3,000         65,111
    Kuraray Co. Ltd.           9,000        120,736
    Kyocera Corp.              3,000        287,466
    Makita Corp.               4,000         38,367
    Matsushita Electric
      Industrial Co.          14,000        294,461
    Mauri Co. Ltd.            10,000        188,770
    Mitsubishi Corp.           7,000         50,307
    Mitsubishi Heavy
      Industries Ltd.         39,000        152,846
    Mitsui Fudosan Co. Ltd.   19,000        141,826
    Murata Manufacturing Co.
      Ltd.                     4,000        511,690
    NEC Corp.                 22,000        444,806
    Nippon Telegraph &
      Telephone Corp.             30        459,946
    Nomura Securities Co.
      Ltd.                    15,000        247,365
    NTT Mobile Communication
      Network, Inc.               10        265,427
    Sankyo Co. Ltd.           10,000        284,592
    Sekisui Chemical Co.
      Ltd.                    10,000         49,157
    Sekisui House Ltd.         7,000         75,728
    Seven-Eleven Japan Co.
      Ltd.                     2,000        183,020
    Shin-Etsu Chemical Co.
      Ltd.                     3,000        123,611
    Shiseido Co. Ltd.          4,000         60,943
    Sony Corp.                 3,300        514,161
    Sumitomo Bank Ltd.*        9,000        144,711
    Sumitomo Corp.            14,000        102,223
    Sumitomo Electric
      Industries              15,000        201,370
    TDK Corp.                  3,000        293,503
    Tokio Marine & Fire
      Insurance Co. Ltd.       3,000         39,239
    Tokyo Electron Ltd.        1,000         82,982
    Toppan Printing Co. Ltd.   6,000         73,534
    Toshiba Corp.*            23,000        144,576
    UNY Co. Ltd.               4,000         51,744
    Yamanouchi
      Pharmaceutical Co.
      Ltd.*                    3,000        135,972
                                        -----------
                                          7,797,591
                                        -----------
  KOREA -- 0.4%
    Korea Telecom Corp.
      [ADR]*                   2,000         70,500
    Samsung Electronics Co.      500         83,368
                                        -----------
                                            153,868
                                        -----------

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
MEXICO -- 1.4%
    Cemex SA de CV [ADR]*      2,400    $    54,000
    Cemex SA de CV Cl-B        5,000         22,580
    Fomento Economico
      Mexicano SA de CV UBD
      Units                   13,000         42,107
    Gruma Rights*              1,123              0
    Gruma SA [ADR]*              203          1,053
    Gruma SA Cl-B*             4,134          5,390
    Grupo Industrial Maseca
      SA de CV Cl-B           17,000          8,471
    Grupo Modelo SA de CV
      Cl-C                    12,000         29,276
    Grupo Televisa SA [GDR]*   1,000         42,500
    Kimberly-Clark de Mexico
      SA Cl-A                 11,000         35,173
    Telefonos de Mexico SA
      Cl-L [ADR]               3,000        256,500
    TV Azteca SA de CV
      [ADR]*                   1,000          4,063
                                        -----------
                                            501,113
                                        -----------
  NETHERLANDS -- 7.6%
    ABN AMRO Holding NV        7,210        174,220
    AKZO Nobel NV                490         21,085
    ASM Lithography Holding
      NV*                      3,550        250,365
    CSM NV                     2,280        105,082
    Elsevier NV                5,680         53,909
    Equant NV*                   600         58,333
    Fortis (NL) NV             6,660        229,110
    Gucci Group NV NY Reg      1,100         88,825
    ING Groep NV               8,820        519,875
    Koninklijke (Royal)
      Philips Electronics NV   3,200        327,927
    KPN NV                       640         32,820
    Royal Dutch Petroleum
      Co.                      4,190        250,273
    TNT Post Group NV            580         14,753
    Unilever NV                1,191         78,863
    United Pan-Europe
      Communications NV*         507         38,954
    VNU NV                     2,260         76,368
    Wolters Kluwer NV         13,660        456,133
                                        -----------
                                          2,776,895
                                        -----------
  NEW ZEALAND -- 0.2%
    Telecom Corp. of New
      Zealand Ltd.            19,000         76,363
                                        -----------
  NORWAY -- 0.6%
    Norsk Hydro AS               940         37,506
    Orkla ASA Cl-A            10,520        146,845
    Orkla ASA Rights*         10,520         19,800
                                        -----------
                                            204,151
                                        -----------


---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  PORTUGAL -- 0.4%
    Jeronimo Martins SGPS SA   5,733        159,921
  SINGAPORE -- 0.6%
    Singapore Press Holdings
      Ltd.                     3,149    $    53,939
    Singapore
      Telecommunications      14,000         26,589
    United Overseas Bank
      Ltd.                    18,000        136,312
                                        -----------
                                            216,840
                                        -----------
  SPAIN -- 2.8%
    Argentaria Caja Postal Y
      Banco Hipotecario de
      Espana SA                2,970         65,866
    Banco Bilbao Vizcaya SA    3,350         44,999
    Banco Popular Espanol SA     540         36,324
    Banco Santander Central
      Hispano SA              16,722        173,472
    Endesa SA                  4,940         98,807
    Gas Natural SDG SA         2,500         54,655
    Iberdrola SA               8,110        118,143
    Repsol SA                  4,763         98,121
    Telefonica SA             20,855        342,822
                                        -----------
                                          1,033,209
                                        -----------
  SWEDEN -- 3.2%
    AstraZeneca Group PLC      6,330        285,449
    Atlas Copco AB Cl-B        1,820         47,277
    Electrolux AB Cl-B         9,700        193,100
    Ericsson, (L.M.)
      Telephone Co. Cl-B       1,070         44,420
    Esselte AB                   650          4,340
    Hennes & Mauritz AB Cl-B  13,350        354,078
    Nordbanken Holding Co.
      AB                      24,870        144,905
    Sandvik AB Cl-B            2,630         67,999
    Securitas AB Cl-B          2,245         33,246
                                        -----------
                                          1,174,814
                                        -----------
  SWITZERLAND -- 6.7%
    ABB AG*                    1,582        159,369
    ABB Ltd.*                    919         91,362
    Adecco SA                    530        321,393
    Credit Suisse Group          750        144,218
    Nestle SA                    310        598,133
    Novartis AG                  280        418,969
    Roche Holding AG              30        360,298
    Swisscom AG*                 123         37,496
    UBS AG                     1,152        335,301
                                        -----------
                                          2,466,539
                                        -----------
  TAIWAN -- 0.2%
    Hon Hai Precision
      Industry Co. Ltd.
      [GDR] 144A*              3,605         59,050
                                        -----------

                                                   AMERICAN SKANDIA MASTER TRUST

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
UNITED KINGDOM -- 16.5%
    Abbey National PLC        11,000    $   214,794
    BG PLC                    10,000         55,422
    British Petroleum Co.
      PLC                     18,000        174,412
    Cable & Wireless PLC      22,000        256,670
    Cadbury Schweppes PLC     38,000        248,638
    Caradon PLC                9,000         21,266
    Centrica PLC*              5,400         15,662
    Compass Group PLC         28,000        299,564
    Diageo PLC                42,776        431,677
    Electrocomponents PLC      7,000         62,715
    GKN PLC                    2,000         31,965
    Glaxo Wellcome PLC        17,000        501,001
    Hays PLC                   5,000         57,144
    Kingfisher PLC            39,000        425,249
    Ladbroke Group PLC        14,000         42,614
    National Westminster
      Bank PLC                38,000        856,750
    Rank Group PLC             7,000         21,795
    Reed International PLC    45,355        264,202
    Rio Tinto PLC             12,000        204,982
    Safeway PLC               11,000         34,475
    Shell Transport &
      Trading Co. PLC         75,000        574,112
    Smith, (Davis S.)
      Holdings PLC            11,000         34,475
    SmithKline Beecham PLC    41,000        527,453
    Tesco PLC                 57,000        169,292
    Tomkins PLC               30,248        102,370
    Unilever PLC              15,714        145,557
    United News & Media PLC   12,000        115,388
    Vodafone AirTouch PLC     33,500        153,194
                                        -----------
                                          6,042,838
                                        -----------
TOTAL INVESTMENTS -- 93.8%
  (Cost $30,115,237)                     34,319,231
OTHER ASSETS LESS
  LIABILITIES -- 6.2%                     2,260,245
                                        -----------
NET ASSETS -- 100.0%                    $36,579,476
                                        ===========

Foreign currency exchange contracts outstanding at October 31, 1999:

SETTLEMENT             CONTRACTS TO   IN EXCHANGE   CONTRACTS     UNREALIZED
MONTH         TYPE       RECEIVE          FOR       AT VALUE     DEPRECIATION
------------------------------------------------------------------------------
 11/99       Buy AUD       9,119        $ 5,902      $ 5,815         $ 87
 11/99       Buy HKD     626,600         80,644       80,642            2
                                        -------      -------         ----
                                        $86,546      $86,457         $ 89
                                        =======      =======         ====

                                                                  UNREALIZED
SETTLEMENT             CONTRACTS TO   IN EXCHANGE   CONTRACTS    APPRECIATION
MONTH         TYPE       DELIVER          FOR       AT VALUE    (DEPRECIATION)
------------------------------------------------------------------------------
 11/99       Sell         77,640       $ 81,408     $ 81,846        $(438)
             EUR
 11/99       Sell         54,925         90,643       90,144          499
             GBP
                                       --------     --------        -----
                                       $172,051     $171,990        $  61
                                       ========     ========        =====

See Notes to Financial Statements.

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

-------------------------------------------------------
The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of October 31, 1999. Percentages are based on net assets.

INDUSTRY
--------
Automobile Manufacturers                      1.0%
Automotive Parts                              0.2%
Beverages                                     0.8%
Broadcasting                                  0.3%
Building Materials                            0.7%
Business Services                             1.2%
Chemicals                                     0.9%
Clothing & Apparel                            0.5%
Computer Services & Software                  1.7%
Conglomerates                                 1.7%
Construction                                  1.1%
Consumer Products & Services                  3.2%
Electronic Components & Equipment            11.0%
Entertainment & Leisure                       1.5%
Equipment Services                            0.2%
Financial -- Bank & Trust                    11.9%
Financial Services                            3.5%
Food                                          7.4%
Hotels & Motels                               0.1%
Industrial Products                           1.2%
Insurance                                     2.6%
Machinery & Equipment                         1.9%
Medical Supplies & Equipment                  0.8%
Metals & Mining                               0.8%
Office Equipment                              0.9%
Oil & Gas                                     3.7%
Paper & Forest Products                       0.4%
Pharmaceuticals                               7.1%
Printing & Publishing                         3.3%
Real Estate                                   1.0%
Retail & Merchandising                        2.4%
Semiconductors                                1.3%
Telecommunications                           15.6%
Transportation                                0.5%
Utilities                                     1.4%
                                             -----
TOTAL                                        93.8%
                                             =====

-------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.2% of net assets.

                                                   AMERICAN SKANDIA MASTER TRUST

ASMT JANUS CAPITAL
GROWTH PORTFOLIO

----------------------------------------------------
                          SHARES               VALUE
----------------------------------------------------
COMMON STOCK -- 79.8%
  ADVERTISING -- 0.2%
    DoubleClick, Inc.*      19,530    $    2,734,200
                                      --------------
  BEVERAGES -- 0.5%
    Coca-Cola Co.          120,620         7,116,580
                                      --------------
  COMPUTER HARDWARE -- 7.8%
    Apple Computer,
      Inc.*                483,080        38,706,785
    Dell Computer
      Corp.*             1,152,145        46,229,818
    EMC Corp.*             244,580        17,854,340
                                      --------------
                                         102,790,943
                                      --------------
  COMPUTER SERVICES & SOFTWARE -- 23.6%
    America Online,
      Inc.*                793,460       102,901,845
    Cisco Systems,
      Inc.*              1,081,269        80,013,906
    Intuit, Inc.*          229,545         6,685,498
    Microsoft Corp.*       563,300        52,140,456
    VERITAS Software
      Corp.*               478,090        51,573,959
    Yahoo!, Inc.*           97,590        17,474,709
                                      --------------
                                         310,790,373
                                      --------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 9.7%
    General Electric
      Co.                  410,290        55,619,938
    Metromedia Fiber
      Network, Inc.
      Cl-A*                161,540         5,340,916
    Texas Instruments,
      Inc.                 755,080        67,768,430
                                      --------------
                                         128,729,284
                                      --------------
  ENTERTAINMENT & LEISURE -- 4.9%
    Time Warner, Inc.      939,550        65,474,891
                                      --------------
  FINANCIAL SERVICES -- 2.4%
    Fannie Mae             149,335        10,565,451
    Schwab, (Charles)
      Corp.                560,710        21,832,646
                                      --------------
                                          32,398,097
                                      --------------
  INSURANCE -- 4.3%
    American
      International
      Group, Inc.          438,975        45,186,989
    Progressive Corp.      124,325        11,507,833
                                      --------------
                                          56,694,822
                                      --------------
  OFFICE EQUIPMENT -- 0.5%
    Staples, Inc.*         274,492         6,090,291
                                      --------------
  PHARMACEUTICALS -- 3.5%
    MedImmune, Inc.*       400,815        44,891,280
    Pfizer, Inc.            41,784         1,650,468
                                      --------------
                                          46,541,748
                                      --------------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  RETAIL & MERCHANDISING -- 8.3%
    Amazon.com, Inc.*      302,540    $   21,366,888
    Costco Companies,
      Inc.*                142,045        11,407,989
    Home Depot, Inc.       476,800        35,998,400
    Wal-Mart Stores,
      Inc.                 722,255        41,258,816
                                      --------------
                                         110,032,093
                                      --------------
  TELECOMMUNICATIONS -- 14.1%
    Level 3
      Communications,
      Inc.*                244,840        16,740,935
    Nokia Corp. Cl-A
      [ADR]                652,645        75,421,287
    Sprint Corp. (PCS
      Group)*              551,240        45,718,468
    Vodafone AirTouch
      PLC [ADR]            690,355        33,093,893
    WinStar
      Communications,
      Inc.*                400,000        15,525,000
                                      --------------
                                         186,499,583
                                      --------------
TOTAL COMMON STOCK
  (Cost $800,228,688)                  1,055,892,905
                                      --------------
FOREIGN STOCK -- 0.7%
  TELECOMMUNICATIONS
    Vodafone AirTouch
      PLC -- (GBP)
  (Cost $8,599,475)      1,876,215         8,712,691
                                      --------------

                            PAR
                           (000)
                           -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.5%
    Federal Mortgage
      Corp.
5.24%, 12/03/99            $25,000        24,881,677
      5.55%, 01/10/00       25,000        24,718,646
                                      --------------
                                          49,600,323
                                      --------------
    Federal National
      Mortgage Assoc.
      4.97%, 02/01/00       15,000        14,803,271
      5.09%, 04/03/00       10,922        10,679,553
      5.17%, 11/16/99       30,000        29,934,234
      5.20%, 11/23/99       20,000        19,935,385
      5.21%, 12/02/99       20,000        19,908,801
      5.48%, 01/24/00-
         01/28/00           35,000        34,524,306
                                      --------------
                                         129,785,550
                                      --------------
  (Cost $179,429,751)                    179,385,873
                                      --------------

ASMT JANUS CAPITAL
GROWTH PORTFOLIO

----------------------------------------------------
                            PAR
                           (000)               VALUE
----------------------------------------------------
CORPORATE OBLIGATIONS -- 0.0%
  ENTERTAINMENT & LEISURE -- 0.0%
    Venetian Casino
      Resort LLC
      12.25%, 11/15/04      $  275    $      217,250
                                      --------------
  TELECOMMUNICATIONS -- 0.0%
    Lenfest
      Communications,
      Inc.
      7.625%, 02/15/08         140           141,050
      8.25%, 02/15/08          175           178,063
                                      --------------
                                             319,113
                                      --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $589,653)                            536,363
                                      --------------
COMMERCIAL PAPER -- 4.9%
    Associates First
      Capital Corp.
      5.30%, 11/01/99       10,000        10,000,000
    CIT Group Holdings,
      Inc.
      5.26%, 11/01/99       55,400        55,400,000
                                      --------------
  (Cost $65,400,000)                      65,400,000
                                      --------------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary
      Investment Cash
      Fund                  17,462    $       17,462
    Temporary
      Investment Fund       17,462            17,462
                                      --------------
  (Cost $34,924)                              34,924
                                      --------------
TOTAL INVESTMENTS -- 98.9%
  (Cost $1,054,282,491)                1,309,962,756
OTHER ASSETS LESS
  LIABILITIES -- 1.1%                     14,319,906
                                      --------------
NET ASSETS -- 100.0%                  $1,324,282,662
                                      ==============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

ASMT INVESCO
EQUITY INCOME PORTFOLIO

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
COMMON STOCK -- 73.0%
  AEROSPACE -- 3.4%
    AlliedSignal, Inc.       40,000    $  2,277,500
    General Motors Corp.
      Cl-H*                  50,000       3,640,625
    Northrop Grumman Corp.   23,000       1,262,125
                                       ------------
                                          7,180,250
                                       ------------
  AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co.           39,900       2,189,513
                                       ------------
  BEVERAGES -- 2.9%
    Anheuser-Busch
      Companies, Inc.        23,000       1,651,688
    Coca-Cola Co.            43,800       2,584,200
    Coors, (Adolph) Co.
      Cl-B                   34,000       1,887,000
                                       ------------
                                          6,122,888
                                       ------------
  BROADCASTING -- 0.7%
    AT&T Corp. Liberty
      Media Group Cl-A*      36,000       1,428,750
                                       ------------
  CHEMICALS -- 0.3%
    Lyondell Chemical Co.    50,000         606,250
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 2.4%
    America Online, Inc.*     8,400       1,086,225
    Computer Associates
      International, Inc.    23,200       1,310,800
    Microsoft Corp.*         30,000       2,776,875
                                       ------------
                                          5,173,900
                                       ------------
  CONGLOMERATES -- 1.4%
    Philip Morris
      Companies, Inc.        30,000         755,625
    Textron, Inc.            30,000       2,315,625
                                       ------------
                                          3,071,250
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 1.8%
    Colgate-Palmolive Co.    30,000       1,815,000
    Procter & Gamble Co.     20,000       2,097,500
                                       ------------
                                          3,912,500
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.0%
    General Electric Co.     32,800       4,446,450
    Tandy Corp.*             68,400       4,304,925
    Texas Instruments,
      Inc.                   20,000       1,795,000
                                       ------------
                                         10,546,375
                                       ------------
  ENTERTAINMENT & LEISURE -- 0.9%
    Park Place
      Entertainment Corp.*  140,000       1,837,500
                                       ------------
  FINANCIAL -- BANK & TRUST -- 6.6%
    Bank of New York Co.,
      Inc.                   70,000       2,931,249
    Charter One Financial,
      Inc.                   91,225       2,240,702

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
    Chase Manhattan Corp.    30,000    $  2,621,250
    Morgan, (J.P.) & Co.,
      Inc.                   20,000       2,617,500
    Summit Bancorp           30,000       1,038,750
    Wells Fargo & Co.        51,000       2,441,625
                                       ------------
                                         13,891,076
                                       ------------
  FINANCIAL SERVICES -- 2.6%
    Citigroup, Inc.          60,000       3,247,500
    Morgan Stanley, Dean
      Witter & Co.           21,000       2,316,563
                                       ------------
                                          5,564,063
                                       ------------
  FOOD -- 4.1%
    General Mills, Inc.      13,650       1,190,109
    Heinz, (H.J.) Co.        44,000       2,101,000
    Kellogg Co.              49,000       1,950,813
    Quaker Oats Co.          30,000       2,100,000
    Tasty Baking Co.        120,000       1,275,000
                                       ------------
                                          8,616,922
                                       ------------
  HOTELS & MOTELS -- 0.4%
    Hilton Hotels Corp.      10,000          92,500
    Marriott
      International, Inc.
      Cl-A                   20,700         697,331
                                       ------------
                                            789,831
                                       ------------
  INSURANCE -- 3.2%
    Allmerica Financial
      Corp.                  70,000       4,003,125
    Ohio Casualty Corp.      13,000         216,938
    Travelers Property
      Casualty Corp. Cl-A    70,000       2,520,000
                                       ------------
                                          6,740,063
                                       ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
    Medtronic, Inc.          70,000       2,423,750
                                       ------------
  METALS & MINING -- 0.3%
    Phelps Dodge Corp.       13,000         732,875
                                       ------------
  OIL & GAS -- 7.5%
    Apache Corp.             51,000       1,989,000
    Atlantic Richfield Co.   30,000       2,795,624
    Exxon Corp.              36,100       2,673,656
    National Fuel Gas Co.    40,000       1,955,000
    Royal Dutch Petroleum
      Co.                    30,000       1,798,125
    Schlumberger Ltd.        45,000       2,725,313
    Unocal Corp.             55,700       1,921,650
                                       ------------
                                         15,858,368
                                       ------------
  PAPER & FOREST PRODUCTS -- 1.8%
    Champion International
      Corp.                  30,000       1,734,375
    Weyerhaeuser Co.         35,000       2,089,063
                                       ------------
                                          3,823,438
                                       ------------

ASMT INVESCO
EQUITY INCOME PORTFOLIO

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
PHARMACEUTICALS -- 8.5%
    American Home Products
      Corp.                  48,500    $  2,534,125
    Bristol-Meyers Squibb
      Co.                    44,000       3,379,750
    Merck & Co., Inc.        35,000       2,784,688
    Pfizer, Inc.             48,100       1,899,950
    Pharmacia & Upjohn,
      Inc.                   28,000       1,510,250
    SmithKline Beecham PLC
      [ADR]                  25,000       1,600,000
    Warner-Lambert Co.       52,000       4,150,249
                                       ------------
                                         17,859,012
                                       ------------
  RAILROADS -- 2.3%
    Kansas City Southern
      Industries, Inc.       75,000       3,557,813
    Norfolk Southern Corp.   50,000       1,221,875
                                       ------------
                                          4,779,688
                                       ------------
  REAL ESTATE -- 0.0%
    HRPT Properties Trust
      [REIT]                  7,100          65,231
    Senior Housing
      Properties Trust
      [REIT]*                   710           8,698
                                       ------------
                                             73,929
                                       ------------
  RESTAURANTS -- 1.2%
    McDonald's Corp.         60,000       2,475,000
                                       ------------
  RETAIL & MERCHANDISING -- 3.6%
    Costco Companies,
      Inc.*                  13,300       1,068,156
    Dayton-Hudson Corp.      39,000       2,520,375
    Penney, (J.C.) Co.,
      Inc.                   50,000       1,268,750
    Wal-Mart Stores, Inc.    49,800       2,844,825
                                       ------------
                                          7,702,106
                                       ------------
  SEMICONDUCTORS -- 2.0%
    Intel Corp.              38,000       2,942,625
    Maxim Integrated
      Products, Inc.*        17,000       1,341,938
                                       ------------
                                          4,284,563
                                       ------------
  TELECOMMUNICATIONS -- 6.4%
    Bell Atlantic Corp.      31,300       2,032,544
    GTE Corp.                27,200       2,040,000
    Lucent Technologies,
      Inc.                   20,400       1,310,700
    SBC Communications,
      Inc.                   87,372       4,450,510
    U.S. West, Inc.          60,000       3,663,750
                                       ------------
                                         13,497,504
                                       ------------
  TRANSPORTATION -- 0.4%
    Galileo International,
      Inc.                   30,700         922,919
                                       ------------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  UTILITIES -- 1.2%
    Northern States Power
      Co.                    59,200    $  1,272,800
    Unicom Corp.             33,100       1,268,144
                                       ------------
                                          2,540,944
                                       ------------
TOTAL COMMON STOCK
  (Cost $138,887,372)                   154,645,227
                                       ------------

                              PAR
                             (000)
                            -------
CORPORATE OBLIGATIONS -- 18.2%
  ADVERTISING -- 0.1%
    MDC Corp., Inc.
      10.50%, 12/01/06      $   250         250,625
                                       ------------
  AIRLINES -- 0.3%
    Delta Air Lines, Inc.
      10.375%, 12/15/22         500         593,125
                                       ------------
  BROADCASTING -- 0.4%
    Continental Cablevision, Inc.
      9.50%, 08/01/13           250         280,000
    Jacor Communications Co.
      9.75%, 12/15/06           500         526,250
                                       ------------
                                            806,250
                                       ------------
  BUILDING MATERIALS -- 0.2%
    USG Corp.
      8.50%, 08/01/05           500         526,037
                                       ------------
  BUSINESS SERVICES -- 0.1%
    NEXTLINK
      Communications, Inc.
      [STEP]
      11.51%, 04/15/08          250         153,750
                                       ------------
  CABLE TELEVISION -- 0.8%
    Charter Communication
      Holdings LLC
      8.62%, 04/01/09           400         379,000
    Comcast U.K. Cable
      Corp. [STEP]
      7.137%, 11/15/07          750         684,375
    Telewest
      Communications PLC
      [STEP]
      10.926%, 10/01/07         750         682,500
                                       ------------
                                          1,745,875
                                       ------------
  CHEMICALS -- 0.2%
    Equistar Chemicals
      L.P.
      7.55%, 02/15/26           250         198,750
    Huntsman ICI Chemicals
      144A
      10.125%, 07/01/09         250         248,125
                                       ------------
                                            446,875
                                       ------------

                                                   AMERICAN SKANDIA MASTER TRUST

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
ENTERTAINMENT & LEISURE -- 0.3%
    Hollywood Casino Corp.
      11.25%, 05/01/07      $   500    $    504,375
    Time Warner
      Entertainment Co.
      7.25%, 09/01/08           100          99,875
                                       ------------
                                            604,250
                                       ------------
  ENVIRONMENTAL SERVICES -- 0.2%
    Allied Waste North
      America Co. 144A
      10.00%, 08/01/09          500         427,500
                                       ------------
  FINANCIAL SERVICES -- 0.2%
    Associates Corp. of
      North America Cl-E
      7.375%, 06/11/07          500         505,878
                                       ------------
  HEALTHCARE SERVICES -- 0.0%
    FHP International
      Corp.
      7.00%, 09/15/03            50          49,688
                                       ------------
  HOTELS & MOTELS -- 0.1%
    Hilton Hotels Corp.
      7.20%, 12/15/09           250         222,188
                                       ------------
  INSURANCE -- 0.5%
    Progressive Corp.
      6.625%, 03/01/29          500         430,000
    The Equitable Companies,
      Inc.
      9.00%, 12/15/04           500         541,250
                                       ------------
                                            971,250
                                       ------------
  MACHINERY & EQUIPMENT -- 0.4%
    Nationsrent, Inc.
      10.375%, 12/15/08         500         486,250
    United Rentals, Inc.
      9.25%, 01/15/09           500         453,750
                                       ------------
                                            940,000
                                       ------------
  OIL & GAS -- 1.8%
    Atlantic Richfield Co.
      10.875%, 07/15/05         500         586,875
    Belco Oil & Gas Corp.
      Cl-B
      8.875%, 09/15/07          100          95,250
    Canadian Forest Oil
      Ltd.
      8.75%, 09/15/07           500         477,500
    Cliffs Drilling Co.
      Cl-B
      10.25%, 05/15/03          250         250,000
    CMS Panhandle Holding
      Co.
      6.50%, 07/15/09           500         461,690
    Forest Oil Corp.
      10.50%, 01/15/06          500         517,500
    Gulf Canada Resources
      Ltd.
      8.25%, 03/15/17           100          93,000
    Mobil Corp.
      8.625%, 08/15/21          500         576,250

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
    Noram Energy Corp.
      [CVT]
      6.00%, 03/15/12       $   100    $     89,000
    Ocean Energy, Inc.
      Cl-B
      8.875%, 07/15/07          250         248,125
    Vastar Resources, Inc.
      6.50%, 04/01/09           500         478,125
                                       ------------
                                          3,873,315
                                       ------------
  PAPER & FOREST PRODUCTS -- 0.2%
    Chesapeake Corp.
      7.20%, 03/15/05           500         500,625
                                       ------------
  TELECOMMUNICATIONS -- 5.8%
    AT&T Corp.
      6.00%, 03/15/09           400         370,500
    Call-Net Enterprises,
      Inc. [STEP]
      10.80%, 05/15/09          500         281,250
    Cencall Communications
      Corp.
      9.80%, 01/15/04           490         498,575
    Centel Capital Corp.
      9.00%, 10/15/19           250         279,688
    Global Crossing
      Holdings Ltd.
      9.625%, 05/15/08          500         506,250
    GTE Corp.
      7.90%, 02/01/27           731         723,690
    Level 3 Communications,
      Inc.
      9.125%, 05/01/08          250         231,875
      6.27%, 12/01/08
         [STEP]                 250         146,875
      11.044%, 12/01/08
         [STEP] 144A            500         293,750
    Lin Television Co.
      8.375%, 03/01/08          250         232,500
    McLeodUSA, Inc.
      9.50%, 11/01/08           250         251,250
    Metromedia Fiber
      Network, Inc. Cl-B
      10.00%, 11/15/08          750         742,500
    MetroNet
      Communications Corp.
      [STEP]
      6.274%, 06/15/08        2,500       1,949,999
    NEXTLINK
      Communications, Inc.
      9.625%, 10/01/07          250         239,375
      10.75%, 11/15/08
         144A                   250         253,125
    Paramount
      Communication
      8.25%, 08/01/22           700         690,375
    PSINet, Inc. 144A
      11.00%, 08/01/09          250         256,250

ASMT INVESCO
EQUITY INCOME PORTFOLIO

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
    Qwest Communications
      International, Inc. Cl-B
      7.321%, 02/01/08
         [STEP]             $   500    $    382,500
      7.25%, 11/01/08           250         245,313
    Renaissance Media
      Group [STEP]
      3.87%, 04/15/08           598         412,620
    TCI
      Telecommunications,
      Inc.
      7.875%, 02/15/26          500         518,125
    TeleCommunications,
      Inc.
      9.80%, 02/01/12           500         601,875
    US West Communications
      5.65%, 11/01/04           650         618,093
    Williams
      Communications
      Group, Inc.
      10.875%, 10/01/09         500         513,750
    Worldwide Fiber, Inc. 144A
      12.50%, 12/15/05          250         256,250
      12.00%, 08/01/09          500         502,500
                                       ------------
                                         11,998,853
                                       ------------
  UTILITIES -- 6.6%
    Cleveland Electric
      Illuminating Co.
      7.43%, 11/01/09           250         243,438
      9.00%, 07/01/23           250         253,750
    Cleveland Electric
      Illuminating Co.
      Cl-D
      7.88%, 11/01/17           250         244,688
    Coda Energy, Inc. Cl-B
      10.50%, 04/01/06          150         153,750
    Commonwealth Edison Co.
      8.00%, 05/15/08           400         413,500
      8.375%, 02/15/23          428         433,350
    Connecticut Light &
      Power Co. Cl-C
      8.50%, 06/01/24         1,250       1,261,262
    Consumers Energy Co.
      7.375%, 09/15/23          500         452,500
    Duquesne Light Co.
      8.375%, 05/15/24        1,000       1,002,499
    El Paso Electric Co.
      8.90%, 02/01/06           500         521,250
    El Paso Electric Co.
      Cl-C
      8.25%, 02/01/03           200         204,500
    Gulf Power Co.
      6.875%, 01/01/26          500         446,250
    Gulf States Utilities
      8.70%, 04/01/24           250         250,000
    Jersey Central Power &
      Light Co.
      7.98%, 02/16/23           500         494,750

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
    Metropolitan Edison
      Co. Cl-B
      8.15%, 01/30/23       $    75    $     74,183
    New York State
      Electric & Gas Corp.
      8.30%, 12/15/22           200         202,000
    Niagara Mohawk Power
      Corp.
      8.50%, 07/01/23           500         505,000
      8.50%, 07/01/23           124         125,860
    Niagara Mohawk Power
      Corp. Cl-H [STEP]
      7.529%, 07/01/10        1,000         731,250
    Potomic Edison Co.
      8.00%, 06/01/24           500         497,500
      7.75%, 05/01/25           650         632,125
    Public Service Co. of
      New Mexico Cl-A
      7.10%, 08/01/05           750         727,500
    Public Service Co. of
      New Mexico Cl-B
      7.50%, 08/01/18           760         716,300
    Public Service
      Electric & Gas Co.
      6.375%, 05/01/08          500         470,625
    Public Service of
      Colorado
      9.875%, 07/01/20          500         529,375
    Southwestern Public
      Service Co.
      8.20%, 12/01/22           750         757,500
    Texas Utilities
      7.375%, 10/01/25          500         466,250
    Union Electric Co.
      8.75%, 12/01/21           750         783,750
    Western Massachusetts
      Electric Co. Cl-V
      7.75%, 12/01/02           250         250,467
                                       ------------
                                         13,845,172
                                       ------------
TOTAL CORPORATE
  OBLIGATIONS
  (Cost $40,231,823)                     38,461,256
                                       ------------
U.S. TREASURY OBLIGATIONS -- 2.8%
    U.S. Treasury Notes
      5.625%, 05/15/08
  (Cost $6,491,948)           6,250       6,030,354
                                       ------------
COMMERCIAL PAPER -- 3.5%
    American Express
      Credit Corp.
      5.20%, 11/01/99
  (Cost $7,500,000)           7,500       7,500,000
                                       ------------

                                                   AMERICAN SKANDIA MASTER TRUST

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.7%
    Temporary Investment
      Cash Fund             2,854,721  $  2,854,721
    Temporary Investment
      Fund                  2,854,721     2,854,721
                                       ------------
  (Cost $5,709,442)                       5,709,442
                                       ------------
TOTAL INVESTMENTS --100.2%
  (Cost $198,820,585)                   212,346,279
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.2%)                   (327,746)
                                       ------------
NET ASSETS -- 100.0%                   $212,018,533
                                       ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.6% of net assets.

See Notes to Financial Statements.

ASMT PIMCO TOTAL
RETURN BOND PORTFOLIO

----------------------------------------------------
                               PAR)
                              (000             VALUE
----------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.1%
    Federal Home Loan
      Mortgage Corp.
      6.00%, 01/19/30
         [TBA]              $8,220      $  7,660,054
      6.30%, 06/01/04        3,000         2,942,702
      6.50%, 08/15/23-
         12/15/23            4,962         4,898,812
                                        ------------
                                          15,501,568
                                        ------------
    Federal National
      Mortgage Assoc.
      5.74%, 12/01/27
         [VR]                  229           225,023
      5.812%, 01/01/28
         [VR]                  245           240,610
      5.82%, 05/01/36
         [VR]                  213           209,264
      6.50%, 05/18/23        2,385         2,364,001
      7.00%, 02/15/27        3,614         3,263,324
      8.50%, 08/01/24-
         12/01/25              852           884,101
                                        ------------
                                           7,186,323
                                        ------------
    Government National
      Mortgage Assoc.
      6.50%, 01/25/30
         [TBA]               4,000         3,813,760
      6.875%, 02/01/40-
         02/04/40            5,000         4,930,614
      7.00%, 11/15/27          413           405,495
      7.00%, 11/22/29
         [TBA]               7,900         7,749,426
                                        ------------
                                          16,899,295
                                        ------------
    Student Loan
      Marketing Assoc.
        [VR]
      5.349%, 07/25/04       1,162         1,157,295
                                        ------------
  (Cost $41,229,242)                      40,744,481
                                        ------------
U.S. TREASURY OBLIGATIONS -- 8.7%
    U.S. Treasury Bills
      4.68%, 02/10/00 #         85            83,831
      4.71%, 02/17/00 #         55            54,198
      4.82%, 02/17/00 #        100            98,542
      4.935%, 02/17/00 #        50            49,271
                                        ------------
                                             285,842
                                        ------------
    U.S. Treasury Bonds
      12.00%, 08/15/13       8,800        12,064,333
                                        ------------
    U.S. Treasury
      Inflationary Bonds
      3.625%, 01/15/08         827           798,310
      3.875%, 01/15/09-
         04/15/29            1,832         1,783,499
                                        ------------
                                           2,581,809
                                        ------------
    U.S. Treasury Notes
      5.50%, 02/29/00 #        325           325,307
                                        ------------
  (Cost $15,460,026)                      15,257,291
                                        ------------

----------------------------------------------------
                              PAR
                             (000)             VALUE
----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 31.1%
    Brazo 1998-A Cl-A2
      [FRB]
      5.83%, 06/01/23       $5,000      $  4,872,875
    Centre Series 1999
      144A
      6.71%, 02/01/09        2,996         2,826,502
    Chase Mortgage
      Finance Corp.
      1995-A Cl-A
      6.204%, 04/25/25       2,033         2,039,339
    Chase Series 1999-S8
      Cl-A1 [VR]
      6.35%, 06/25/29        5,000         4,925,975
    Countrywide Home
      Loans Series
      1998-18 Cl-2A3
      6.75%, 11/25/28        1,000           937,677
    Countrywide Home
      Loans Series 1999-7
      Cl-A3
      6.25%, 06/25/14        4,933         4,638,887
    Federal Housing
      Authority
      6.68%, 01/01/09          889           885,296
    First Plus Home Loan
      Trust Series 1998-5
      Cl-A3 [VR]
      6.06%, 09/10/11        1,000           996,705
    GE Capital Mortgage
      Services, Inc.
      Series 1999-11
      Cl-Y2
      6.00%, 05/25/29        3,100         3,032,591
    GE Capital Mortgage
      Services, Inc.
      Series 1999-5
      6.50%, 05/25/29        9,858         9,039,276
    Green Tree Financial
      Corp. 1999 Cl-A5
      7.86%, 04/01/31        1,400         1,404,379
    Merrill Lynch
      Mortgage Investors,
      Inc.
      6.95%, 06/18/29        2,689         2,696,489
    Morgan Stanley
      Capital Corp.
      Series 1997-H 144A
      6.86%, 05/15/06        2,523         2,519,914
    Norwest Asset
      Securities Corp.
      Series 1997-21
      Cl-A2
      7.00%, 01/25/28        2,388         2,343,100

                                                   AMERICAN SKANDIA MASTER TRUST

----------------------------------------------------
                               PAR
                             (000)             VALUE
----------------------------------------------------
    Norwest Asset Securities
      Corp. Series 1999-18
      Cl-A2
      6.00%, 07/25/29       $5,200      $  4,912,466
    Norwest Asset
      Securities Corp.
      Series 1999-25
      Cl-A4
      6.50%, 10/25/29        1,998         1,833,953
    PNC Mortgage
      Securities Corp.
      Series 1998-10
      Cl-1A6
      6.50%, 10/25/28        2,000         1,820,228
    Prudential Securities
      Secured Financing
      Co. Series 1999-C2
      Cl-A1
      6.955%, 06/15/08       2,965         2,953,311
                                        ------------
  (Cost $56,298,614)                      54,678,963
                                        ------------
CORPORATE OBLIGATIONS -- 39.7%
  AEROSPACE -- 1.1%
    Lockheed Martin Corp.
      6.85%, 05/15/01        2,000         1,990,000
                                        ------------
  AIRLINES -- 1.6%
    Continental Airlines,
      Inc.
      6.954%, 02/02/11       2,999         2,896,190
                                        ------------
  AUTOMOTIVE PARTS -- 2.8%
    TRW, Inc. 144A
      6.625%, 06/01/04       5,000         4,862,500
                                        ------------
  CABLE TELEVISION -- 1.7%
    Cox Communications,
      Inc. [VR]
      6.04%, 11/01/99        3,000         2,999,949
                                        ------------
  CONGLOMERATES -- 0.6%
    Philip Morris
      Companies, Inc.
      7.625%, 05/15/02       1,000         1,005,845
                                        ------------
  CONSUMER PRODUCTS & SERVICES -- 1.1%
    Sears Roebuck
      Acceptance Corp.
      Cl-2
      6.86%, 08/06/01        2,000         2,002,500
                                        ------------
  ENVIRONMENTAL SERVICES -- 2.5%
    Waste Management,
      Inc. 144A
      6.50%, 05/14/04        5,000         4,321,550
                                        ------------

----------------------------------------------------
                              PAR
                             (000)             VALUE
----------------------------------------------------
  FINANCIAL -- BANK & TRUST -- 3.8%
    Bankers Trust Corp.
      [FRN]
      5.413%, 01/30/02      $1,000      $  1,001,295
    PNC Bank Corp. NA
      [VR]
      5.443%, 08/15/02       2,800         2,797,550
    Popular North
      America, Inc. Cl-D
      6.625%, 01/15/04       3,000         2,918,231
                                        ------------
                                           6,717,076
                                        ------------
  FINANCIAL SERVICES -- 20.5%
    AT&T Capital Corp.
      6.83%, 12/01/00        3,100         3,100,000
    Bear Stearns Co.
      [FRN]
      5.608%, 02/16/01       1,000         1,001,970
    Bear Stearns Co. [VR]
      5.888%, 03/18/05         500           500,621
    Beneficial Corp. Cl-H
      [FRN]
      5.559%, 01/09/02         500           499,386
    Caterpillar Financial
      Services Corp.,
      Inc.
      5.625%, 02/11/02
      [FRN]                    500           499,766
      6.875%, 08/01/04       4,000         3,970,000
    Cincinnati Financial
      Corp.
      6.90%, 05/15/28        4,700         4,241,750
    DTE Capital Corp.
      [VR] 144A
      7.11%, 11/15/03        3,000         2,943,750
    Ford Motor Credit Co.
      5.206%, 09/03/01
      [FRN]                  1,000           997,963
      6.70%, 07/16/04        2,000         1,980,000
    GMAC [FRN]
      5.438%, 04/29/02       2,800         2,789,133
    Goldman Sachs Group
      Cl-A [FRN] 144A
      5.798%, 12/07/01       2,000         1,995,080
    Lehman Brothers
      Holdings, Inc.
      6.025%, 12/01/00         800           799,964
      5.823%, 09/03/02
         [FRN]               1,800         1,800,133
    Merrill Lynch & Co.,
      Inc. [FRN]
      6.626%, 01/11/02       2,000         2,003,190
    Morgan Stanley, Dean
      Witter & Co. [FRN]
      5.699%, 03/11/03       1,000           995,255

ASMT PIMCO TOTAL
RETURN BOND PORTFOLIO

----------------------------------------------------
                               PAR
                             (000)             VALUE
----------------------------------------------------
  New England Educational
    Loan Marketing Assoc. Cl-
    B [FRN] 144A
    5.681%, 06/11/01        $1,000      $    999,413
    Pemex Finance Ltd.
      144A
      9.69%, 08/15/09        5,000         4,968,749
                                        ------------
                                          36,086,123
                                        ------------
  HEALTHCARE SERVICES -- 2.3%
    Columbia HCA
      Healthcare Corp.
      6.63%, 07/15/45        4,275         4,050,563
                                        ------------
  TELECOMMUNICATIONS -- 1.7%
    Cable & Wireless
      Communications PLC
      6.75%, 12/01/08        2,000         2,045,000
    MCI WorldCom, Inc.
      6.125%, 08/15/01       1,000           993,750
                                        ------------
                                           3,038,750
                                        ------------
TOTAL CORPORATE
  OBLIGATIONS
  (Cost $71,139,839)                      69,971,046
                                        ------------
                           PRINCIPAL
                           IN LOCAL
                           CURRENCY
                            (000)
                           ---------
FOREIGN BONDS -- 4.3%
  NEW ZEALAND -- 0.4%
    New Zealand
      Government
      10.00%, 03/15/02         600           327,832
      5.50%, 04/15/03          600           292,823
                                        ------------
                                             620,655
                                        ------------
  PHILIPPINES -- 1.1%
    Philippine Long
      Distance Telephone
      10.50%, 04/15/09       2,000         1,987,500
                                        ------------
  UNITED KINGDOM -- 2.8%
    United Mexican States
      8.75%, 05/30/02        3,000         4,878,529
                                        ------------
TOTAL FOREIGN BONDS
  (Cost $7,222,362)                        7,486,684
                                        ------------
                             PAR
                            (000)
                           ---------
SOVEREIGN ISSUES -- 1.0%
  ARGENTINA -- 0.5%
    Republic of
      Argentina++ [VR]
      14.25%, 11/30/99      $1,000           952,500
                                        ------------

----------------------------------------------------
                              PAR
                             (000)         VALUE
----------------------------------------------------

  PHILIPPINES -- 0.5%
    Republic of
      Philippines [BRB]
      6.50%, 12/01/17       $1,000      $    851,915
                                        ------------
TOTAL SOVEREIGN ISSUES
  (Cost $1,722,986)                        1,804,415
                                        ------------
COMMERCIAL PAPER -- 2.8%
    Ford Motor Credit
      Corp.
      5.29%, 11/17/99        1,300         1,296,944
    Mobil Australia
      Finance
      5.27%, 11/04/99        1,400         1,399,385
    National Rural
      Utilities
      Cooperative Finance
      Corp.
      5.30%, 11/12/99          500           499,190
      5.30%, 12/02/99        1,300         1,294,067
    US West Capital
      Funding Corp.+
      6.14%, 03/24/00          500           487,780
                                        ------------
  (Cost $4,977,306)                        4,977,366
                                        ------------
CERTIFICATES OF DEPOSIT -- 0.6%
    Mexico Credit Link
      10.50%, 02/22/02
  (Cost $1,000,000)          1,000         1,053,190
                                        ------------
                            SHARES
                            ------
SHORT-TERM INVESTMENTS -- 0.6%
    Temporary Investment
      Cash Fund            546,824           546,824
    Temporary Investment
      Fund                 546,824           546,824
                                        ------------
  (Cost $1,093,648)                        1,093,648
                                        ------------
TOTAL INVESTMENTS -- 111.9%
  (Cost $200,144,023)                    197,067,084
                                        ------------
                           NUMBER OF
                           CONTRACTS
                           ---------
WRITTEN OPTIONS -- (0.1)%
  CALL OPTIONS
    30 Year Federal Home
      Loan Mortgage
      Corp., Strike Price
      100-15, Expires
      11/08/99+                  2            (5,320)
    30 Year U.S. Treasury
      Bond Futures,
      Strike Price 120,
      Expires 11/20/99         111            (1,734)
                                        ------------
                                              (7,054)
                                        ------------

                                                   AMERICAN SKANDIA MASTER TRUST

----------------------------------------------------
                           NUMBER OF
                           CONTRACTS       VALUE
----------------------------------------------------
PUT OPTIONS
    30 Year Federal Home
      Loan Mortgage
      Corp., Strike Price
      99-14, Expires
      11/08/99+                  1      $       (920)
    30 Year Federal Home
      Loan Mortgage
      Corp., Strike Price
      99-19.75, Expires
      11/08/99+                  1            (2,220)
    30 Year U.S. Treasury
      Bond Futures,
      Strike Price 110,
      Expires 11/20/99          92            (5,750)
    Eurodollar Futures,
      Strike Price 93.5,
      Expires 12/18/00          83           (78,850)
    Eurodollar Futures,
      Strike Price 94,
      Expires 12/13/99          24            (6,300)
                                        ------------
                                             (94,040)
                                        ------------
TOTAL WRITTEN OPTIONS
  (Cost ($204,067))                         (101,094)
                                        ------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (11.8%)                (20,866,502)
                                        ------------
NET ASSETS -- 100.0%                    $176,099,488
                                        ============

Foreign currency exchange contracts outstanding at October 31, 1999:

SETTLEMENT                CONTRACTS TO   IN EXCHANGE   CONTRACTS     UNREALIZED
MONTH        TYPE           RECEIVE          FOR        AT VALUE    APPRECIATION
--------------------------------------------------------------------------------
 11/99       Sell   GBP     3,060,000    $5,109,190    $5,030,661     $78,529
                                         ==========    ==========     =======

--------------------------------------------------------------------------------
#Securities with an aggregate market value of $611,149 have been segregated with the custodian to cover margin requirements for the following open futures contracts at October 31, 1999:

                                            NOTIONAL     UNREALIZED
                          EXPIRATION         AMOUNT     APPRECIATION
DESCRIPTION                 MONTH            (000)     (DEPRECIATION)
---------------------------------------------------------------------
U.S. Treasury 30 Year       12/99           $ 5,600       $ 33,640
 Bond
U.S. Treasury 5 Year        12/99               600         (2,375)
Bond
Euro Dollar                 12/99      EUR      750              1
Euro Dollar                 06/00      EUR   23,000        (12,400)
Euro Dollar                 12/00      EUR    8,750           (738)
                                                          --------
                                                          $ 18,128
                                                          ========

++Credit default swap agreements outstanding at October 31, 1999.

                                              NOTIONAL
                            EXPIRATION         AMOUNT     UNREALIZED
DESCRIPTION                   MONTH            (000)     DEPRECIATION
---------------------------------------------------------------------
Credit default on Republic
 of Argentina Bonds
6.15%                         03/01           $   300      $ 7,746
5.70%                         03/01               200        3,777
                                                           -------
                                                           $11,523
                                                           =======

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
+ Illiquid security. At the end of the year these securities amounted to less than 0.1% of net assets.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 14.4% of net assets.

ASMT JPM
MONEY MARKET PORTFOLIO

---------------------------------------------------
                                PAR)
                               (000           VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.6%
    Federal Home Loan Bank
      5.34%, 10/04/00       $ 5,000    $  4,996,825
      5.39%, 02/02/00         4,500       4,437,341
                                       ------------
                                          9,434,166
                                       ------------
    Federal Mortgage Corp.
      5.20%, 11/01/99        24,156      24,156,000
                                       ------------
  (Cost $33,590,166)                     33,590,166
                                       ------------
CERTIFICATES OF DEPOSIT -- 17.3%
    Abbey National
      Treasury
      5.22%, 05/11/00         1,500       1,499,620
    Bank of Nova Scotia
      [FRN]
      5.15%, 01/20/00++       2,000       1,999,459
    Banque National de
      Paris
      5.39%, 12/02/99         4,000       4,000,000
    Bayerische Hypo
      Vereinsbank
      5.15%, 04/25/00         2,000       1,999,443
    Bayerische Landesbank
      NY
      5.11%, 03/21/00         2,500       2,498,615
      5.87%, 08/04/00         1,000         999,782
      6.11%, 10/02/00         3,000       2,995,174
    Canadian Imperial Bank
      5.01%, 02/07/00         1,500       1,499,883
    Comerica Bank Notes
      [FRN]
      4.90%, 11/24/99++       1,500       1,499,780
    Commerzbank NY
      4.99%, 01/25/00         1,500       1,499,916
    Deutsche Bank
      5.00%, 01/06/00         1,500       1,499,922
    Dresdner Bank
      4.95%, 11/09/99         1,500       1,499,987
    PNC Bank Corp. [FRN]
      5.20%, 11/12/99++       3,000       2,998,980
    Royal Bank of Canada
      5.15%, 11/17/99         1,500       1,497,069
    Westdeutsche
      Landesbank
      5.36%, 12/06/99         5,000       5,000,001
                                       ------------
  (Cost $32,987,631)                     32,987,631
                                       ------------
CORPORATE OBLIGATIONS -- 18.0%
  FINANCIAL -- BANK &
    TRUST -- 12.0%
    Cades
      4.90%, 11/23/99         2,000       1,994,011
    Diageo Capital [PLC]
      6.23%, 11/24/99         5,000       4,997,404
    First Union National
      Bank [FRN]
      5.18%, 12/16/99++       3,000       2,999,166
    Fleet Financial Group
      6.23%, 01/13/00         1,500       1,499,027
    Key Bank NA
      5.49%, 01/28/00         3,000       3,001,478

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
    NationsBank Corp. Cl-F
      [FRN]
      5.08%, 11/19/99++     $ 1,000    $  1,000,635
    NationsBank Texas
      Corp.
      6.75%, 08/15/00         1,000       1,005,558
    SouthTrust Bank NA
      [FRN]
      5.36%, 11/24/99++       5,000       4,994,775
    Wells Fargo & Co. Cl-J
      5.31%, 03/31/00         1,500       1,499,728
                                       ------------
                                         22,991,782
                                       ------------
  FINANCIAL SERVICES -- 4.7%
    American Express
      Centurion [FRN]
      5.20%, 01/26/00++       3,000       3,000,000
    CIT Group, Inc.
      5.25%, 11/03/99         3,500       3,497,325
    Citigroup, Inc. [VR]
      5.09%, 11/03/99         1,500       1,502,004
    Xerox Credit Corp.
      Cl-F
      5.32%, 03/31/00         1,000         999,822
                                       ------------
                                          8,999,151
                                       ------------
  TELECOMMUNICATIONS -- 1.3%
    AT&T Corp. [FRN]
      6.13%, 01/13/00++       2,500       2,499,303
                                       ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $34,490,236)                     34,490,236
                                       ------------
COMMERCIAL PAPER -- 48.4%
  CHEMICALS -- 2.3%
    DuPont, (E.I.) de
      Nemours & Co.
      5.26%, 11/29/99         4,500       4,481,590
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 4.2%
    Gillette Co.
      5.29%, 11/01/99         8,000       8,000,000
                                       ------------
  FINANCIAL -- BANK & TRUST --11.2%
    Bank of New York
      5.75%, 02/22/00         3,000       2,945,854
    BankAmerica Corp.
      5.77%, 01/26/00         1,500       1,479,324
    Caisse des Depots Et
      Cons
      5.32%, 11/01/99         5,000       5,000,000
    Dresdner Bank U.S.
      Finance, Inc.
      5.29%, 11/24/99         3,000       2,989,861
    Deutsche Bank
      Financial Corp.
      5.30%, 11/23/99         4,000       3,987,044
    SunTrust Bank
      5.26%, 11/29/99         5,000       4,979,544
                                       ------------
                                         21,381,627
                                       ------------

                                                   AMERICAN SKANDIA MASTER TRUST

---------------------------------------------------
                                PAR)
                               (000           VALUE
---------------------------------------------------
FINANCIAL SERVICES -- 20.8%
    Aegon Funding Corp.
      5.34%, 11/05/99       $ 2,000    $  1,998,813
      5.30%, 11/29/99         2,500       2,489,694
    Associates Corp.
      5.32%, 11/01/99         6,000       6,000,000
    BBI North America
      Funding Corp.
      5.35%, 12/07/99         6,000       5,967,900
    BellSouth Capital
      Funding Corp.
      5.68%, 02/10/00         3,500       3,444,226
    General Electric
      Capital Corp.
      5.92%, 01/25/00         3,000       2,958,067
      5.72%, 02/23/00         2,000       1,963,773
    General Motors
      Acceptance Corp.
      5.72%, 03/17/00         3,000       2,934,697
    UBS Finance, Inc.
      5.31%, 11/01/99         6,000       6,000,000
    Xerox Credit Corp.
      5.30%, 11/19/99         6,000       5,984,100
                                       ------------
                                         39,741,270
                                       ------------
  PHARMACEUTICALS -- 3.1%
    Pfizer, Inc.
      5.29%, 11/10/99         5,000       4,993,388
      5.27%, 12/01/99         1,000         995,608
                                       ------------
                                          5,988,996
                                       ------------
  RETAIL & MERCHANDISING -- 2.1%
    Wal-Mart Stores, Inc.
      5.30%, 12/13/99         4,000       3,975,267
                                       ------------
  TELECOMMUNICATIONS -- 2.6%
    British
      Telecommunications
      6.03%, 01/19/00         5,000       4,933,838
                                       ------------
  UTILITIES -- 2.1%
    The Southern Co.
      5.75%, 02/09/00         4,000       3,936,111
                                       ------------
TOTAL COMMERCIAL PAPER
  (Cost $92,438,699)                     92,438,699
                                       ------------
TOTAL INVESTMENTS -- 101.3%
  (Cost $193,506,732)                   193,506,732
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.3%)                       (2,422,942)
                                       ------------
NET ASSETS -- 100.0%                   $191,083,790
                                       ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
++ Maturity date reflects the next interest rate change date.

DEFINITION OF ABBREVIATIONS
-------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT
THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
BRB   --   Brady Bond
CVT   --   Convertible Security
FDR   --   Federal Depositary Receipt
FRB   --   Floating Rate Bond(1)
FRN   --   Floating Rate Note(1)
GDR   --   Global Depositary Receipt
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond(2)
TBA   --   To be Announced Security
VR    --   Variable Rate Bond(1)
COUNTRIES/CURRENCIES:
AUD   --   Australia/Australian Dollar
EUR   --   Europe/Euro Currency
GBP   --   United Kingdom/British Pound
HKD   --   Hong Kong/Hong Kong Dollar

(1) Rates shown for variable and floating rate securities are the coupon rates as of October 31, 1999.

(2) Rates shown are the effective yields at purchase date.

See Notes to Financial Statements.

OCTOBER 31, 1999

AMERICAN SKANDIA MASTER TRUST
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                       ASMT
                                       ASMT             ASMT            ASMT          PIMCO           ASMT
                                   T. ROWE PRICE       JANUS          INVESCO         TOTAL           JPM
                                   INTERNATIONAL      CAPITAL          EQUITY         RETURN         MONEY
                                      EQUITY           GROWTH          INCOME          BOND          MARKET
                                     PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                   -------------   --------------   ------------   ------------   ------------
ASSETS:
Investments in Securities at
Value (A)                           $34,319,231    $1,309,962,756   $212,346,279   $197,067,084   $193,506,732
  Collateral Received for
    Securities Lent                          --       416,270,127     13,867,866             --             --
  Cash                                1,638,767           622,418        482,936             30        145,535
  Foreign Currency (B)                  137,690                --             --             --             --
  Receivable For:
    Securities Sold                     212,014                --             --     11,346,152             --
    Dividends and Interest               83,325           113,748      1,301,758      2,506,931        773,560
    Contributions by Feeder Funds       406,142        16,974,898      1,261,423        964,573      3,451,352
    Futures Variation Margin                 --                --             --        122,805             --
  Unrealized Appreciation on
    Foreign Currency Exchange
    Contracts                               499                --             --         78,529             --
  Deferred Organization Costs            13,590            13,590         13,680         13,680         13,696
                                    -----------    --------------   ------------   ------------   ------------
       Total Assets                  36,811,258     1,743,957,537    229,273,942    212,099,784    197,890,875
                                    -----------    --------------   ------------   ------------   ------------
LIABILITIES:
  Written Options Outstanding, at
    Value                                    --                --             --        101,094             --
  Unrealized Depreciation on
    Foreign Currency Exchange
    Contracts                               527                --             --             --             --
  Unrealized Depreciation on Swap
    Agreements                               --                --             --         11,523             --
  Payable Upon Return of
    Securities Lent                          --       416,270,127     13,867,866             --             --
  Payable to Investment Manager          16,315         1,020,928        126,689         95,725         92,502
  Payable For:
    Securities Purchased                 86,540           677,197      2,860,285     34,983,435      4,979,544
    Withdrawals by Feeder Funds          69,487         1,586,530        309,614        774,416      1,707,236
    Accrued Expenses and Other
       Liabilities                       58,913           120,093         90,955         34,103         27,803
                                    -----------    --------------   ------------   ------------   ------------
       Total Liabilities                231,782       419,674,875     17,255,409     36,000,296      6,807,085
                                    -----------    --------------   ------------   ------------   ------------
NET ASSETS                          $36,579,476    $1,324,282,662   $212,018,533   $176,099,488   $191,083,790
                                    ===========    ==============   ============   ============   ============
(A) Investments at Cost             $30,115,237    $1,054,282,491   $198,820,585   $200,144,023   $193,506,732
                                    ===========    ==============   ============   ============   ============
(B) Foreign Currency at Cost        $   137,340    $           --   $         --   $         --   $         --
                                    ===========    ==============   ============   ============   ============

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

FOR THE YEAR ENDED OCTOBER 31, 1999

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                              ASMT
                                                  ASMT            ASMT          ASMT          PIMCO         ASMT
                                              T. ROWE PRICE      JANUS         INVESCO        TOTAL         JPM
                                              INTERNATIONAL     CAPITAL        EQUITY        RETURN        MONEY
                                                 EQUITY          GROWTH        INCOME         BOND         MARKET
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO
                                              -------------   ------------   -----------   -----------   ----------
INVESTMENT INCOME:
Interest                                       $   60,171     $  6,868,012   $ 2,442,083   $ 7,880,424   $5,021,465
    Dividends                                     416,000        1,403,604     1,605,578            --           --
    Foreign Taxes Withheld                        (64,691)         (42,666)      (74,758)       (4,609)         (62)
                                               ----------     ------------   -----------   -----------   ----------
      Total Investment Income                     411,480        8,228,950     3,972,903     7,875,815    5,021,403
                                               ----------     ------------   -----------   -----------   ----------
EXPENSES:
    Advisory Fees                                 232,476        6,824,885       990,476       762,481      495,965
    Shareholder Servicing Fees                      6,000            6,000         6,000         6,000        6,000
    Administration and Accounting Fees             37,501          357,931       132,215       117,980       78,842
    Custodian Fees                                 59,431           79,510        21,313        33,628       18,438
    Distribution Fees                               3,142           66,845        46,415            --           --
    Audit and Legal Fees                            1,704           50,104         9,765         8,519        7,328
    Organization Costs                              4,940            4,940         4,936         4,936        4,931
    Trustees' Fees                                  1,279           37,987         7,336         6,423        5,461
    Miscellaneous Expenses                         20,916           40,155        12,721        10,645        8,080
                                               ----------     ------------   -----------   -----------   ----------
      Total Expenses                              367,389        7,468,357     1,231,177       950,612      625,045
      Less: Fees Paid Indirectly                   (3,142)         (66,845)      (46,415)           --           --
                                               ----------     ------------   -----------   -----------   ----------
      Net Expenses                                364,247        7,401,512     1,184,762       950,612      625,045
                                               ----------     ------------   -----------   -----------   ----------
Net Investment Income (Loss)                       47,233          827,438     2,788,141     6,925,203    4,396,358
                                               ----------     ------------   -----------   -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
    Net Realized Gain (Loss) on:
      Securities                                 (400,387)     (53,578,848)    3,669,326    (1,981,358)       2,986
      Futures Contracts                                --               --            --    (1,282,084)          --
      Written Options Contracts                        --               --            --       113,032           --
      Swap Agreements                                  --               --            --       (36,085)          --
      Foreign Currency Transactions               (26,232)         (16,491)           --      (220,622)          --
                                               ----------     ------------   -----------   -----------   ----------
    Net Realized Gain (Loss)                     (426,619)     (53,595,339)    3,669,326    (3,407,117)       2,986
                                               ----------     ------------   -----------   -----------   ----------
    Net Change in Unrealized Appreciation
      (Depreciation) on:
      Securities                                4,329,808      239,637,098    11,102,698    (3,448,432)          --
      Futures Contracts                                --               --            --        18,128           --
      Written Options Contracts                        --               --            --       102,972           --
      Swap Agreements                                  --               --            --       (11,523)          --
      Translation of Assets and Liabilities
         Denominated in Foreign Currencies         (8,271)              28            --       103,619           --
                                               ----------     ------------   -----------   -----------   ----------
    Net Change in Unrealized Appreciation
      (Depreciation)                            4,321,537      239,637,126    11,102,698    (3,235,236)          --
                                               ----------     ------------   -----------   -----------   ----------
    Net Gain (Loss) on Investments              3,894,918      186,041,787    14,772,024    (6,642,353)       2,986
                                               ----------     ------------   -----------   -----------   ----------
    Net Increase in Net Assets Resulting
      from Operations                          $3,942,151     $186,869,225   $17,560,165   $   282,850   $4,399,344
                                               ==========     ============   ===========   ===========   ==========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 ASMT                                  ASMT
                                                             T. ROWE PRICE                             JANUS
                                                         INTERNATIONAL EQUITY                     CAPITAL GROWTH
                                                               PORTFOLIO                             PORTFOLIO
                                                  -----------------------------------   -----------------------------------
                                                     YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                    OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                        1999               1998               1999               1998
                                                  ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS:
  Net Investment Income (Loss)                      $    47,233        $   (62,984)      $      827,438      $    100,273
  Net Realized Gain (Loss) on Investments              (426,619)          (150,133)         (53,595,339)       (5,429,678)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                     4,321,537             76,751          239,637,126        16,036,210
                                                    -----------        -----------       --------------      ------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                         3,942,151           (136,366)         186,869,225        10,706,805
                                                    -----------        -----------       --------------      ------------
CAPITAL TRANSACTIONS:
  Contributions by Feeder Funds                      31,129,167         17,837,166        1,150,697,636       159,785,442
  Withdrawals by Feeder Funds                       (13,512,625)        (6,177,388)        (167,522,691)      (24,236,532)
                                                    -----------        -----------       --------------      ------------
Net Increase in Net Assets from Capital
  Transactions                                       17,616,542         11,659,778          983,174,945       135,548,910
                                                    -----------        -----------       --------------      ------------
       Total Increase in Net Assets                  21,558,693         11,523,412        1,170,044,170       146,255,715
NET ASSETS:
  Beginning of Period                                15,020,783          3,497,371          154,238,492         7,982,777
                                                    -----------        -----------       --------------      ------------
  End of Period                                     $36,579,476        $15,020,783       $1,324,282,662      $154,238,492
                                                    ===========        ===========       ==============      ============

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

--------------------------------------------------------------------------------

                                          ASMT                                  ASMT                         ASMT
                                         INVESCO                                PIMCO                        JPM
                                      EQUITY INCOME                       TOTAL RETURN BOND              MONEY MARKET
                                        PORTFOLIO                             PORTFOLIO                   PORTFOLIO
                           -----------------------------------   -----------------------------------   ----------------
                              YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                             OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                 1999               1998               1999               1998               1999
                           ----------------   ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS:
Net Investment Income
(Loss)                       $  2,788,141      $    686,732       $  6,925,203       $  1,179,198      $   4,396,358
  Net Realized Gain
    (Loss) on Investments       3,669,326          (510,100)        (3,407,117)           668,243              2,986
  Net Change in
    Unrealized
    Appreciation
    (Depreciation) on
    Investments                11,102,698         2,366,592         (3,235,236)           311,039                 --
                             ------------       ------------       ------------       ------------      -------------
Net Increase (Decrease)
  in Net Assets Resulting
  from Operations              17,560,165         2,543,224            282,850          2,158,480          4,399,344
                             ------------       ------------       ------------       ------------      -------------
CAPITAL TRANSACTIONS:
  Contributions by Feeder
    Funds                     169,163,603        69,154,397        163,559,170         67,718,213        398,826,561
  Withdrawals by Feeder
    Funds                     (38,155,462)      (14,750,075)       (47,117,698)       (15,526,070)      (261,147,912)
                             ------------       ------------       ------------       ------------      -------------
Net Increase in Net
  Assets from Capital
  Transactions                131,008,141        54,404,322        116,441,472         52,192,143        137,678,649
                             ------------       ------------       ------------       ------------      -------------
      Total Increase in
         Net Assets           148,568,306        56,947,546        116,724,322         54,350,623        142,077,993
NET ASSETS:
  Beginning of Period          63,450,227         6,502,681         59,375,166          5,024,543         49,005,797
                             ------------       ------------       ------------       ------------      -------------
  End of Period              $212,018,533      $ 63,450,227       $176,099,488       $ 59,375,166      $ 191,083,790
                             ============       ============       ============       ============      =============

                                 ASMT
                                 JPM
                             MONEY MARKET
                              PORTFOLIO
                           ----------------
                              YEAR ENDED
                             OCTOBER 31,
                                 1998
                           ----------------
FROM OPERATIONS:
Net Investment Income
(Loss)                       $    785,810
  Net Realized Gain
    (Loss) on Investments            (733)
  Net Change in
    Unrealized
    Appreciation
    (Depreciation) on
    Investments                        --
                             ------------
Net Increase (Decrease)
  in Net Assets Resulting
  from Operations                 785,077
                             ------------
CAPITAL TRANSACTIONS:
  Contributions by Feeder
    Funds                     103,736,368
  Withdrawals by Feeder
    Funds                     (57,510,543)
                             ------------
Net Increase in Net
  Assets from Capital
  Transactions                 46,225,825
                             ------------
      Total Increase in
         Net Assets            47,010,902
NET ASSETS:
  Beginning of Period           1,994,895
                             ------------
  End of Period              $ 49,005,797
                             ============

See Notes to Financial Statements.

AMERICAN SKANDIA MASTER TRUST
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                               Ratio of Expenses to
                                                                               Average Net Assets(4)
                                                                            ---------------------------
                                     Year       Net Assets at   Portfolio      Net      Expenses Before   Ratio of Net Investment
                                     Ended      End of Period   Turnover    Operating      Fees Paid         Income (Loss) to
                                  October 31,     (in 000s)       Rate      Expenses      Indirectly*      Average Net Assets(4)
                                  -----------   -------------   ---------   ---------   ---------------   -----------------------
ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO:      1999        $   36,579         31%       1.57%          1.58%                  0.20%
--------------------------------
--------------------------------
                                     1998            15,021         20%       2.60%          2.60%                 (0.67%)
                                     1997(1)          3,497          1%       6.26%          6.26%                 (3.78%)
ASMT JANUS
CAPITAL GROWTH PORTFOLIO:            1999        $1,324,283         47%       1.08%          1.09%                  0.12%
--------------------------------
--------------------------------
                                     1998           154,238         77%       1.27%          1.27%                  0.17%
                                     1997(1)          7,983         83%       2.79%          2.79%                  0.69%
ASMT INVESCO
EQUITY INCOME PORTFOLIO:             1999        $  212,019         66%       0.90%          0.93%                  2.11%
--------------------------------
--------------------------------
                                     1998            63,450         70%       1.13%          1.13%                  2.11%
                                     1997(2)          6,503         46%       2.66%          2.66%                  2.39%
ASMT PIMCO
TOTAL RETURN BOND PORTFOLIO:         1999        $  176,099        145%       0.81%          0.81%                  5.90%
--------------------------------
--------------------------------
                                     1998            59,375        418%       1.07%          1.07%                  5.05%
                                     1997(2)          5,025         93%       2.22%          2.22%                  3.51%
ASMT JPM
MONEY MARKET PORTFOLIO:              1999        $  191,084        N/A        0.63%          0.63%                  4.43%
--------------------------------
--------------------------------
                                     1998            49,006        N/A        0.72%          0.72%                  4.69%
                                     1997(3)          1,995        N/A        3.91%          3.91%                  1.00%

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.
(4) Annualized for periods less than one year.
 * Includes commissions received by American Skandia Marketing, Incorporated under the Trust's Distribution Plan as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

OCTOBER 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     American Skandia Master Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on March 6, 1997 as a business trust under the laws of the State of Delaware. The Trust operates as a series company and, at October 31, 1999, consisted of five diversified portfolios: ASMT T. Rowe Price International Equity Portfolio ("International Equity"), ASMT Janus Capital Growth Portfolio ("Capital Growth"), ASMT INVESCO Equity Income Portfolio ("Equity Income"), ASMT PIMCO Total Return Bond Portfolio ("Total Return Bond"), and ASMT JPM Money Market Portfolio ("Money Market") (each a "Portfolio" and collectively the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

     Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. As of October 31, 1999, there were no securities valued in accordance with such procedures.

FOREIGN CURRENCY TRANSLATION -- Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

FUTURES CONTRACTS AND OPTIONS -- A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

     An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the options' value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

     Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

REPURCHASE AGREEMENTS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

SWAP AGREEMENTS -- A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate,

                                                   AMERICAN SKANDIA MASTER TRUST

foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

     Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

     Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

SECURITIES LOANS -- Each Portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least equal to the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

     Interest income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent.

     Lending securities involves certain risks, including the risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

     At October 31, 1999, securities lending activities are summarized as follows:

                                       MARKET VALUE
                                       OF SECURITIES    MARKET VALUE     INCOME FROM
PORTFOLIO                                 ON LOAN       OF COLLATERAL     LENDING*
-------------------------------------  -------------    -------------    -----------
Janus Capital Growth                   $431,307,303     $416,270,127       $18,935
Equity Income                            13,673,728       13,867,866           489

* Income earned, for the period, is included in interest income on the Statement of Operations.

DEFERRED ORGANIZATION COSTS -- The Trust bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ADVISORY FEES -- The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios: Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for International Equity; Janus Capital Corporation for Capital Growth; INVESCO Funds Group, Inc. for Equity Income; Pacific Investment Management Co. for Total Return Bond; and J.P. Morgan Investment Management Inc. for Money Market.

     The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, 1.00%, .75%, .65%, and .50% of the average daily net assets of the International Equity, Capital Growth, Equity Income, Total Return Bond, and Money Market Portfolios, respectively.

SUB-ADVISORY FEES -- The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .75%, .45%, .35%,
 .25%, and .15% of the average daily net assets of the International Equity, Capital Growth, Equity Income, Total Return Bond, and Money Market Portfolios, respectively. The Sub-advisors for International Equity and Money Market are currently voluntarily waiving a portion their fee payable by the Investment Manager. The annual rates of the fees payable to the Sub-advisors for International Equity and Money Market are reduced for Portfolio net assets in excess of specified levels.

MANAGEMENT OF THE TRUST -- Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

DISTRIBUTOR -- The Trust has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Plan permits American Skandia Marketing, Incorporated ("ASMI") to receive brokerage commissions in connection with purchases and sales of securities by the Portfolios, and to use these commissions to promote the sale of shares of the American Skandia Advisor Funds, Inc. Under the Plan, securities transactions for a Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASMI for "introducing" transactions to the clearing broker. In turn, ASMI uses the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.

     Commissions received by ASMI under the Plan are reflected in the cost of securities purchased and the proceeds from the sale of securities. These commissions are shown in the Statements of Operations as "Distribution Fees" and a corresponding reduction "Fees Paid Indirectly". Net expenses of the Portfolios are unaffected by these commissions. From July 27, 1999 to October 31, 1999, commissions received by ASMI totaled $116,402.

4. TAX MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Portfolios are treated as partnerships for federal income tax purposes. Accordingly, each investor in the Portfolios will be allocated its share of net investment income and realized and

                                                   AMERICAN SKANDIA MASTER TRUST

unrealized gains and losses from investment transactions. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

5. PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Purchases and sales of securities, other than U.S. government securities and short-term obligations, during the year ended October 31, 1999, were as follows:

                                             PURCHASES          SALES
                                           --------------    ------------
International Equity                       $   23,830,177    $  6,815,350
Equity Income                                 200,599,118      78,880,492
Capital Growth                              1,020,183,736     263,359,740
Total Return Bond                             216,015,652      97,378,650

     Purchases and sales of U.S. government securities, during the year ended October 31, 1999, were as follows:

                                             PURCHASES          SALES
                                           --------------    ------------
Equity Income                              $    7,565,293    $  2,365,275
Total Return Bond                             105,075,970      83,659,919

     At October 31, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows:

                                                                                     NET
                                                   GROSS           GROSS          UNREALIZED
                                AGGREGATE        UNREALIZED      UNREALIZED      APPRECIATION
                                   COST         APPRECIATION    DEPRECIATION    (DEPRECIATION)
                              --------------    ------------    ------------    --------------
International Equity          $   30,372,088    $ 4,979,038      $1,031,895      $  3,947,143
Capital Growth                 1,054,282,491    263,628,593       7,948,328       255,680,265
Equity Income                    198,824,289     20,700,727       7,178,737        13,521,990
Total Return Bond                201,316,014        781,048       5,131,072        (4,350,024)
Money Market                     193,506,732             --              --                --

6. WRITTEN OPTIONS TRANSACTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Written options transactions, during the year ended October 31, 1999, were as follows:

                                             TOTAL RETURN BOND
                                       ------------------------------
                                           NUMBER OF
                                           CONTRACTS         PREMIUM
                                       -----------------    ---------
Balance at beginning of period                 --           $      --
Written                                       820             359,073
Expired                                      (436)           (113,032)
Exercised                                     (70)            (41,974)
Closed                                         --                  --
                                             ----           ---------
Balance at end of period                      314           $ 204,067
                                             ====           =========

     At October 31, 1999, Total Return Bond had sufficient cash and/or securities at least equal to the value of written options.

                                                   AMERICAN SKANDIA MASTER TRUST

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Investors and Board of Trustees
of American Skandia Master Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of the ASMT T. Rowe Price International Equity Portfolio, ASMT Janus Capital Growth Portfolio, ASMT INVESCO Equity Income Portfolio, ASMT PIMCO Total Return Bond Portfolio and ASMT JPM Money Market Portfolio of American Skandia Master Trust (the "Trust") at October 31, 1999, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the supplemental data for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 15, 1999

                                    APPENDIX

         The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

                 Description of Certain Debt Securities Ratings

Moody's Investors Service, Inc. ("Moody's"):

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's"):

         AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-) -- Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

                 Description of Certain Commercial Paper Ratings

Moody's:

         Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's:

         A-1 -- This highest category indicates that the degree of safety regarding time payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

PART C:  OTHER INFORMATION

ITEM 23.          Exhibits

         (i)      (a).     (1)      Articles of Incorporation of Registrant.

         (iii)             (2)      Amendment to Articles of Incorporation of Registrant dated July 3, 1997.

         (iv)              (3)      Amendment to Articles of Incorporation of Registrant dated July 17, 1997.

         (vi)              (4)      Articles Supplementary of Registrant dated December 29, 1997.

         (viii)            (5)      Articles Supplementary of Registrant dated August 14, 1998.

         (viii)            (6)      Articles Supplementary of Registrant dated December 16, 1998.

         (xi)              (7)      Articles Supplementary of Registrant dated September 24, 1999.


                           (8)      Articles Supplementary of Registrant dated February 16, 2000.


         (i)      (b).     By-laws of Registrant.

                  (c).     None.

         (ii)     (d).     (1)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment   Services,   Incorporated  for  the  ASAF  Founders   International   Small
                                    Capitalization Fund.

         (xi)              (2)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF AIM International Equity Fund.

         (v)               (3)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Janus Overseas Growth Fund.

         (viii)            (4)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Janus Small-Cap Growth Fund.

         (xii)             (5)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Kemper Small-Cap Growth Fund.

         (ii)              (6)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF T. Rowe Price Small Company Value Fund.

         (vii)             (7)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Neuberger Berman Mid-Cap Growth Fund.

         (vii)             (8)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Neuberger Berman Mid-Cap Value Fund.


                           (9)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Alliance Growth Fund.


         (vii)             (10)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Marsico Capital Growth Fund.


                           (11)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Managed Index 500 Fund.

                           (12)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Alliance Growth and Income Fund.


         (xi)              (13)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF MFS Growth with Income Fund.

         (ii)              (14)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated  for the ASAF American Century  Strategic  Balanced
                                    Fund.

         (ii)              (15)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Federated High Yield Bond Fund.

         (vii)             (16)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Founders  Asset  Management  LLC for the ASAF Founders  International
                                    Small Capitalization Fund.

         (v)               (17)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and Janus Capital Corporation for the ASAF Janus Overseas Growth Fund.

         (xi)              (18)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and A I M Capital Management,  Inc. for the ASAF AIM International  Equity
                                    Fund.

         (ix)              (19)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and Janus Capital Corporation for the ASAF Janus Small-Cap Growth Fund.

         (xii)             (20)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and Scudder Kemper Investments,  Inc. for the ASAF Kemper Small-Cap Growth
                                    Fund.

         (ii)              (21)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and T. Rowe  Price  Associates,  Inc.  for the ASAF T. Rowe  Price  Small
                                    Company Value Fund.

         (vii)             (22)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and  Neuberger&Berman  Management  Inc.  for the  ASAF  Neuberger  Berman
                                    Mid-Cap Growth Fund.

         (vii)             (23)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and  Neuberger&Berman  Management  Inc.  for the  ASAF  Neuberger  Berman
                                    Mid-Cap Value Fund.


                           (24)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and Alliance Capital Management L.P. for the ASAF Alliance Growth Fund.


         (x)               (25)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Marsico Capital  Management,  LLC for the ASAF Marsico Capital Growth
                                    Fund.


                           (26)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and Sanford C. Bernstein & Co. for the ASAF Managed Index 500 Fund.

                           (27)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Alliance  Capital  Management  L.P. for the ASAF Alliance  Growth and
                                    Income Fund.


         (xi)              (28)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and Massachusetts  Financial Services Company for the ASAF MFS Growth with
                                    Income Fund.

         (iii)             (29)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and American  Century  Investment  Management,  Inc. for the ASAF American
                                    Century Strategic Balanced Fund.

         (iii)             (30)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Federated  Investment  Counseling  for the ASAF  Federated High Yield
                                    Bond Fund.

         (ii)     (e).     (1)      Form of  Underwriting  and  Distribution  Agreement  between  Registrant  and  American
                                    Skandia Marketing, Incorporated.

         (iii)             (2)      Form of Sales Agreement with American Skandia Marketing, Incorporated.


                  (f).              Form of Deferred Compensation Plan.


         (ii)     (g).     (1)      Form of Custody Agreement between Registrant and PNC Bank.

         (ii)              (2)      Form of Custody Agreement between Registrant and Morgan Stanley Trust Company.

         (vi)              (3)      Form of Amendment to Custody Agreement between Registrant and PNC Bank.

         (viii)            (4)      Form of Foreign Custody Manager Delegation Amendment.


                           (5)      Form of Amendment to Custody Agreement between Registrant and PFPC Trust Company.


         (ii)     (h).     (1)      Form of Administration Agreement between Registrant and PFPC Inc.

         (ii)              (2)      Form of Transfer Agency and Service Agreement between  Registrant and State Street Bank and Trust Company.

         (vii)             (3)      Form of  Administration  Agreement between  Registrant and American Skandia  Investment
                                    Services, Incorporated.

         (vii)             (4)      Form of Amendment  to Transfer  Agency and Service  Agreement  between  Registrant  and
                                    State Street Bank and Trust Company.


         (xii)    (i).     Opinion and Consent of Counsel to Registrant.


                  (j).     (1)      Consent of Independent  Public  Accountants  of Registrant and American  Skandia Master
                                    Trust

         (iii)                      (2)     Consent of Caplin & Drysdale.

         (v)                        (3)     Opinion of Caplin & Drysdale

         (iii)                      (4)     Consent of Rogers & Wells.

         (v)                        (5)     Opinion of Rogers & Wells.

                  (k).     None.

         (ii)     (l).     Form of Share Purchase Agreement.

         (ii)     (m).     (1)      Form of Distribution and Service Plan for Class A Shares.

         (ii)              (2)      Form of Distribution and Service Plan for Class B Shares.

         (ii)              (3)      Form of Distribution and Service Plan for Class C Shares.

         (ii)              (4)      Form of Distribution and Service Plan for Class X Shares.

         (vi)              (5)      Form of Distribution and Service Plan for New Class X Shares.


                           (6)      Form of Supplemental Distribution Plan.


         (xi)     (n).     Form of Rule 18f-3 Plan.


                  (p).     (1)      Form of Code of Ethics of Registrant pursuant to Rule 17j-1.

                           (2)      Form of Code of Ethics of American Skandia Investment Services, Incorporated.

                           (3)      Form of Code of Ethics of American Skandia Marketing, Incorporated.

--------------------------------------

(i) Incorporated by reference to Registrant's Initial Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") on March 10, 1997.

(ii) Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

(iii)Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A as filed with the Commission on July 9, 1997.

(iv) Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A as filed with the Commission on October 17, 1997.

(v) Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A as filed with the Commission on December 31, 1997.

(vi) Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A as filed with the Commission on June 5, 1998.

(vii)Incorporated   by  reference   to   Post-Effective   Amendment   No.  4  to
     Registrant's Registration Statement on Form N-1A as filed with the Commission on August 18, 1998.

(viii)  Incorporated  by  reference  to   Post-Effective   Amendment  No.  5  to
     Registrant's Registration Statement on Form N-1A as filed with the Commission on December 31, 1998.

(ix) Incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A as filed with the Commission on February 26, 1999.

(x) Incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A as filed with the Commission on July 23, 1999.

(xi) Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A as filed with the Commission on October 15, 1999.


(xii)Incorporated   by  reference   to   Post-Effective   Amendment   No.  9  to
     Registrant's Registration Statement on Form N-1A as filed with the Commission on January 14, 2000.


ITEM 24. Persons Controlled By or Under Common Control with Registrant
         -------------------------------------------------------------

         Five series of the Registrant currently are organized under a "master/feeder" fund structure and may be considered to control the corresponding master portfolios of American Skandia Master Trust in which they invest. Registrant is not under common control with any person except to the extent Registrant is deemed to be under the control of its Investment Manager.

ITEM 25. Indemnification

         Section 2-418 of the General Corporation Law of the State of Maryland provides for indemnification of officers, directors, employees and agents of a Maryland corporation. With respect to indemnification of the officers and directors of the Registrant, and of other employees and agents to such extent as shall be authorized by the Board of Directors or the By-laws of the Registrant and be permitted by law, reference is made to Article VIII, Paragraph (a)(5) of the Registrant's Articles of Incorporation and Article V of the Registrant's By-laws, both filed herewith.

         With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant's Funds under the Investment Management Agreements, reference is made to Section 13 of each form of Investment Management Agreement filed herewith.

         With respect to the Sub-Advisors' indemnification under the Sub-Advisory Agreements of the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act of 1940, as amended (the "ICA"), of the Investment Manager and each person, if any, who controls the Investment Manager within the meaning of Section 15 of the 1933 Act, as amended (the "1933 Act"), reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith.

         With respect to Registrant's indemnification of American Skandia Marketing, Incorporated (the "Distributor"), its officers and directors and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, and the Distributor's indemnification of Registrant, its officers and directors and any person who controls Registrant, if any, within the meaning of the 1933 Act, reference is made to Section 10 of the form of Underwriting and Distribution Agreement filed herewith.

         Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.          Business and Other Connections of Investment Adviser

         American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut 06484, serves as the investment manager to the Registrant. Information as to the officers and directors of ASISI is included in ASISI's Form ADV (File No. 801-40532), including the amendments to such Form ADV filed with the Commission on September 1, 1999, April 9, 1999, April 7, 1998, August 13, 1997, April 11, 1997, October 22, 1996, March 22, 1996
and April 11, 1995, and is incorporated herein by reference.


         ASISI currently engages the following sub-advisors (the "Sub-advisors") to conduct the investment programs of the funds of the Registrant or the master portfolios in which certain of Registrant's funds invest: (a) Founders Asset Management LLC, Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206; (b) A I M Capital Management, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046 (c) Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4923; (d) American Century Investment Management, Inc. (formally named, "Investors Research Corporation"), Twentieth Century Tower, 4500 Main Street, Kansas City, Missouri 64111; (e) Scudder Kemper Investments, Inc. , 345 Park Avenue, New York, NY 10154; (f) T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21209; (g) Neuberger Berman Management Inc. 605 Third Avenue, New York, NY 10158; (h) Alliance Capital
Management L.P., 1345 Avenue of the Americas, New York, NY 10105; (i) Marsico Capital Management, LLC, 1200 17th Street, Denver, CO 80202; (j) Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153; (k) Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116 (l) INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado 80217-3706;
(m) Federated Investment Counseling, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779; (n) Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660; and (o) J.P. Morgan Investment Management, Inc., 522 Fifth Avenue, New York, New York, 10036. Information as to the officers and directors of each of the Sub-advisors is included in each Sub-advisor's current Form ADV, as amended and filed with the Commission, and is incorporated herein by reference.


ITEM 27. Principal Underwriter

         American Skandia Marketing, Incorporated (the "Distributor," as previously defined), One Corporate Drive, Shelton, Connecticut 06484, serves as the principal underwriter and distributor for the Registrant. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. The Distributor is an "affiliated person" (as defined under the ICA) of the Registrant and ASISI, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation.

         The following table sets forth information on the current officers and directors of the Distributor, all of whom have as their principal business address, One Corporate Drive, Shelton, Connecticut 06484:

Name:                                  Position Held with the Distributor:            Position Held with the Registrant:
----                                   ----------------------------------             ---------------------------------

Patricia J. Abram                      Senior Vice Present & National                 None
                                       Sales Manager, Variable Life

Gordon C. Boronow                      Deputy Chief Executive Officer &               Vice President
                                       Director

Kimberly Anderson                      Vice President & National                      None
                                       Sales Manager/ Qualified Plans

Jan R. Carendi                         Chairman, Chief Executive Officer &            President, Principal Executive Officer
                                       Director                                       & Director

Robert Brinkman                        Senior Vice President, National                None
                                       Sales Manager

Kathleen A. Chapman                    Assistant Corporate Secretary                  None

Lucinda C. Ciccarello                  Vice President, Mutual Funds                   None

Wade A. Dokken                         President, Deputy Chief Executive              None
                                       Officer & Director

Ian Kennedy                            Senior Vice Present, Customer                  None
                                       Service

T. Richard Kennedy                     General Counsel                                None

Walter G. Kenyon                       Vice President &                               None
                                       National Accounts Manager

N. David Kuperstock                    Vice President, Product Development            None
                                       & Director

Thomas M. Mazzaferro                   Executive Vice President,                      None
                                       Chief Financial Officer & Director

Eileen S. McCann                       Vice President, Key Accounts                   None
                                       Marketing

David R. Monroe                        Senior Vice President, Treasurer               None
                                       and Corporate Controller
Michael A. Murray                      Vice President & National Sales                None
                                       Manager/American Skandia Advisor
                                       Funds, Inc.

Brian O'Connor                         Vice President & National Sales                None
                                       Manager, Internal Wholesaling

M. Priscilla Pannell                   Corporate Secretary                            None

Kathleen A. Pritchard                  Vice President, National Key                   None
                                       Accounts/Financial Institutions

Hayward L. Sawyer                      Executive Vice President, National             None
                                       Sales Manager & Director

Anders O. Soderstrom                   Executive Vice President                       None

Leslie S. Sutherland                   Vice President, National Accounts              None
                                       Manager

Amanda C. Sutyak                       Vice President                                 None

Christian A. Thwaites                  Senior Vice President & National               None
                                       Marketing Director

Mary Toumpas                           Vice President & Compliance Director           None

Bayard F. Tracy                        Senior Vice President, National                None
                                       Sales Manager & Director

Deborah G. Ullman                      Senior Vice President, Chief                   None
                                       Operating Officer, Finance and
                                       Business Operations & Director

ITEM 28. Location of Accounts and Records

         Records regarding the Registrant's securities holdings are maintained at Registrant's Custodians, PFPC Trust Company, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, and The Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, New York 11201. Certain records with respect to the Registrant's securities transactions are maintained at the offices of the various sub-advisors to the Registrant. The Registrant's corporate records are maintained at its offices at One Corporate Drive, Shelton, Connecticut 06484. The Registrant's financial ledgers and similar financial records are maintained at the offices of its Administrator, PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809. Certain records regarding the shareholders of the Registrant are maintained at the offices of the Registrant's transfer agent, Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171.

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the ICA, and the Rules promulgated thereunder with respect to American Skandia Master Trust (the "Master Trust") are maintained at the Master Trust's offices at One Corporate Drive, Shelton, Connecticut 06484, at the offices of the various sub-advisors, and at the offices of the above-mentioned Custodians and Administrator.

ITEM 29. Management Services

         None.

ITEM 30. Undertakings

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American Skandia Advisor Funds, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Shelton, and State of Connecticut, on the 2nd day of March, 2000.

                                      AMERICAN SKANDIA ADVISOR FUNDS, INC.


                                      By: /s/ Eric C. Freed

                                      Eric C. Freed
                                      Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                                       Date

/s/ Jan R. Carendi*                                  President, Principal Executive              3/2/00
-------------------                                                                              ------
Jan R. Carendi                                       Officer & Director


/s/ David E.A. Carson*                               Director                                    3/2/00
----------------------                                                                           ------
David E.A. Carson

/s/ Richard G. Davy, Jr.                             Treasurer (Chief Financial and              3/2/00
------------------------                                                                         ------
Richard G. Davy, Jr.                                 Accounting Officer)


/s/ Julian A. Lerner*                                Director                                    3/2/00
---------------------                                                                            ------
Julian A. Lerner

/s/ Thomas M. O'Brien*                               Director                                    3/2/00
----------------------                                                                           ------
Thomas M. O'Brien

/s/ F. Don Schwartz*                                 Director                                    3/2/00
--------------------                                                                             ------
F. Don Schwartz

                                           *By:   /s/ Eric C. Freed
                                                  Eric C. Freed

                *Pursuant to Powers of Attorney previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Skandia Master Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Shelton, and State of Connecticut, on the 2nd day of March, 2000.

                                             AMERICAN SKANDIA MASTER TRUST

                                              By:  /s/ Eric C. Freed
                                                   Eric C. Freed
                                                   Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                                       Date

/s/ Jan R. Carendi*                                  President (Chief Executive Officer) &       3/2/00
-------------------                                                                              ------
Jan R. Carendi                                       Trustee

/s/ David E.A. Carson*                               Trustee                                     3/2/00
----------------------                                                                           ------
David E.A. Carson

/s/ Richard G. Davy, Jr.                             Vice President (Controller)                 3/2/00
------------------------                                                                         ------
Richard G. Davy, Jr.

/s/ Julian A. Lerner*                                Trustee                                     3/2/00
---------------------                                                                            ------
Julian A. Lerner

/s/Thomas M. O'Brien*                                Trustee                                     3/2/00
---------------------                                                                            ------
Thomas M. O'Brien

/s/ F. Don Schwartz*                                 Trustee                                     3/2/00
--------------------                                                                             ------
F. Don Schwartz

/s/ C. Ake Svensson*                                 Treasurer                                   3/2/00
--------------------                                                                             ------
C. Ake Svensson

                                          *By:    /s/ Eric C. Freed
                                                  Eric C. Freed

                *Pursuant to Powers of Attorney previously filed.

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.

                          Registration Statement Under

                         The Securities Act of 1933 and

                       The Investment Company Act of 1940

                                INDEX TO EXHIBITS

          Exhibit Number                                                   Description

                  (a)(8)                             Articles Supplementary of Registrant dated February 16, 2000.

                  (d)(9)                             Form  of  Investment   Management  Agreement  between  Registrant  and
                                                     American  Skandia  Investment  Services,  Incorporated  for  the  ASAF
                                                     Alliance Growth Fund.

                  (d)(11)                            Form  of  Investment   Management  Agreement  between  Registrant  and
                                                     American  Skandia  Investment  Services,  Incorporated  for  the  ASAF
                                                     Managed Index 500 Fund.

                  (d)(12)                            Form  of  Investment   Management  Agreement  between  Registrant  and
                                                     American  Skandia  Investment  Services,  Incorporated  for  the  ASAF
                                                     Alliance Growth and Income Fund.

                  (d)(24)                            Form of Sub-advisory  Agreement  between American  Skandia  Investment
                                                     Services,  Incorporated and Alliance  Capital  Management L.P. for the
                                                     ASAF Alliance Growth Fund.

                  (d)(26)                            Form of Sub-advisory  Agreement  between American  Skandia  Investment
                                                     Services,  Incorporated  and  Sanford C.  Bernstein & Co. for the ASAF
                                                     Managed Index 500 Fund.

                  (d)(27)                            Form of Sub-advisory  Agreement  between American  Skandia  Investment
                                                     Services,  Incorporated and Alliance  Capital  Management L.P. for the
                                                     ASAF Alliance Growth and Income Fund.

                  (g)(5)                             Form of Amendment to Custody  Agreement  between  Registrant  and PFPC
                                                     Trust Company.

                  (j)(1)                             Consent of  Independent  Public  Accountants of Registrant and
                                                     American Skandia Master Trust.

                  (m)(6)                             Form of Supplemental Distribution Plan.

                  (p)(1)                             Form of Code of Ethics of Registrant pursuant to Rule 17j-1.

                  (p)(2)                             Form  of Code of  Ethics  of  American  Skandia  Investment  Services,
                                                     Incorporated.

                  (p)(3)                             Form of Code of Ethics of American Skandia Marketing, Incorporated.
